Execution Version #4849-7594-2641 AMENDMENT NO. 5 This AMENDMENT NO. 5, dated as of June 20, 2023 (this “Amendment”), to that certain First Lien Credit and Guarantee Agreement, dated as of February 12, 2018 (as amended by that certain Incremental Amendment No. 1, dated as of March 1, 2019, that certain Incremental Amendment No. 2, dated as of August 12, 2019, that certain Amendment No. 3, dated as of February 5, 2021 and that certain Amendment No. 4, dated as of August 18, 2021 and as further amended, restated, amended and restated, supplemented or otherwise modified from time to time immediately prior to the effectiveness of this Amendment, the “Credit Agreement”; the Credit Agreement, after giving effect to the effectiveness of this Amendment, the “Amended Credit Agreement”), by and among Janus Intermediate, LLC, a Delaware limited liability company (“Holdings”), Janus International Group, LLC, a Delaware limited liability company (the “Borrower”), the Subsidiary Guarantors from time to time party thereto, UBS AG, Stamford Branch, as Administrative Agent and Collateral Agent, and the other financial institutions from time to time party thereto, is entered into by and among Holdings, the Borrower and the Administrative Agent. Capitalized terms used herein but not defined herein are used as defined in the Credit Agreement. RECITALS WHEREAS, the Borrower desires to amend the Credit Agreement on the terms set forth herein; WHEREAS, in accordance with Section 2.11(f) of the Credit Agreement, the Administrative Agent, together with the Borrower, has determined that an Alternative Interest Rate Election Event has occurred; WHEREAS, in accordance with Section 2.11(f) of the Credit Agreement, the Borrower and the Administrative Agent are willing to effect the amendments set forth herein to replace the LIBOR Rate with Term SOFR and include such other changes as set forth in the Amended Credit Agreement, and agree to the terms of this Agreement on the terms and subject to the terms and conditions in this Agreement; WHEREAS, each Loan Party party hereto expects to realize substantial direct and indirect benefits as a result of this Agreement becoming effective and the consummation of the transactions contemplated hereby and agrees to reaffirm its obligations pursuant to the Security Agreement and the other Loan Documents to which it is a party; and NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows: SECTION 1. DEFINED TERMS; INTERPRETATION; ETC. Capitalized terms used and not defined herein shall have the meanings assigned to such terms in the Credit Agreement. SECTION 2. AMENDMENT. Subject to the satisfaction of the conditions set forth in Article III hereof, each of the parties hereto agrees that (i) the Credit Agreement shall be amended to delete the stricken text (indicated textually in the same manner as the following example: stricken text) and to add the double- underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in the document attached as Exhibit A hereto (the “Amended Credit Agreement”) and (ii)

#4849-7594-2641 2 Exhibits F (Form of Notice of Borrowing) and H (Form of Notice of Conversion/Continuation) to the Existing Credit Agreement are hereby amended and restated in their entirety as set forth in Exhibit B hereto. SECTION 3. EXISTING TERM LOANS. Notwithstanding anything to the contrary contained herein or in any other Loan Document, (a) all Term Loans outstanding as of the date hereof that are LIBOR Loans (as defined in the Credit Agreement immediately prior to the effectiveness of this Agreement, the “Existing Term Loans”) shall continue to accrue interest based on the LIBOR Rate (plus the Applicable Margin applicable to such LIBOR Loans as of the date hereof immediately prior to giving effect to this Agreement) and their applicable existing Interest Periods (as each such term is defined in the Credit Agreement immediately prior to the effectiveness of this Agreement) until the last day of the Interest Period applicable to each such Existing Term Loans (provided, that in no event shall an Existing Term Loans be permitted to be continued as a LIBOR Loan after the termination or expiration of its applicable Interest Period), and thereafter, all Existing Term Loans shall either be Term Loans that bear interest based on Adjusted Term SOFR, or Base Rate as determined in accordance with the Amended Credit Agreement; and (b) subject to any express limitations set forth in the immediately preceding clause (i), the terms of the Credit Agreement as in effect immediately prior to the effectiveness of this Agreement in respect of the administration of LIBOR Loans (solely with respect to the Existing Term Loans) shall remain in effect from and after the date hereof until the last day of the Interest Period applicable to each such Existing Term Loans, in each case, solely for purposes of administering the Existing Term Loans (including, without limitation, with respect to the payment of interest accrued thereon, determination of breakage fees and other subject matter set forth in Section 2.12 of the Credit Agreement). SECTION 4. CONDITIONS PRECEDENT TO EFFECTIVENESS. This Amendment are subject to the satisfaction of the following conditions precedent (upon satisfaction of such conditions, such date being referred to herein as the “Fifth Amendment Effective Date”): 4.1 Execution of Amendment. The Administrative Agent shall have received a counterpart signature page of this Amendment, executed and delivered by the Borrower, Holdings, and the Administrative Agent. 4.2 Objection Deadline. The Administrative Agent shall not have received, by 5:00 p.m. (New York City time) on the fifth (5th) Business Day after this Amendment is posted to the Lenders, written notices of objection to this Amendment from Lenders comprising the Required Lenders. 4.3 Fees and Expenses. The Administrative Agent shall have received all reasonable and documented out-of-pocket costs and expenses (including reasonable and documented out-of-pocket legal fees and expenses) owing to them pursuant to Section 12.01 of the Credit Agreement and, with respect to expenses and legal fees, to the extent invoiced at least three (3) Business Days prior to the Fifth Amendment Effective Date. SECTION 5. REPRESENTATIONS AND WARRANTIES. To induce the Administrative Agent to enter into this Amendment, each of the Loan Parties party hereto hereby jointly and severally represents and warrants to the Administrative Agent), as of the Fifth Amendment Effective Date that, both before and after giving effect to this Amendment, the following statements are true and correct in all material respects: 5.1 Power; Authorization; Enforceable Obligations. Each Loan Party party hereto has the power and authority, and the legal right, to make, deliver and perform its obligations under this Amendment. Such Loan Party has taken all necessary organizational action to authorize the execution, delivery and

#4849-7594-2641 3 performance of this Amendment and to authorize the transactions contemplated hereby. This Amendment has been duly executed and delivered on behalf of each Loan Party party hereto. This Amendment constitutes a legal, valid and binding obligation of each Loan Party party hereto, enforceable against each such Loan Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law). 5.2 No Conflict with Organizational Documents. The execution, delivery and performance of this Amendment and the transactions contemplated hereby will not violate, or conflict with, the Organizational Documents of Holdings or any of its respective Restricted Subsidiaries. SECTION 6. EFFECT ON THE CREDIT AGREEMENT 6.1 Except as provided hereunder, the execution, delivery and performance of this Amendment shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or Lender under any Loan Document. 6.2 This Amendment shall be deemed to be a “Loan Document” as defined in the Credit Agreement. 6.3 Nothing contained in this Amendment shall be construed as substitution or novation of the obligations outstanding under the Credit Agreement or the other Loan Documents, which shall remain in full force and effect, except to any extent modified hereby. SECTION 7. REAFFIRMATION OF GUARANTEES AND SECURITY INTERESTS. Each Loan Party party hereto has (a) (other than the Borrower) guaranteed the Obligations and (b) created Liens in favor of Lenders on certain Collateral to secure its obligations within the Credit Agreement, under the Security Documents to which it is a party. Each Loan Party party hereto hereby acknowledges that it has reviewed the terms and provisions of the Credit Agreement and this Amendment and consents to this Amendment to be entered into on the date hereof. Each Loan Party party hereto hereby confirms that each Loan Document to which it is a party or is otherwise bound and all Collateral encumbered thereby will continue to guarantee or secure, as the case may be, to the fullest extent possible in accordance with the Loan Documents the payment and performance of all “Obligations” under each of the Loan Documents to which it is a party (in each case as such terms are defined in the applicable Loan Document). Each Loan Party party hereto acknowledges and agrees that (i) any of the Loan Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment and (ii) all guarantees, pledges, grants and other undertakings thereunder shall continue to be in full force and effect and shall accrue to the benefit of the Secured Parties. SECTION 8. MISCELLANEOUS. 8.1 Amendment, Modification and Waiver. This Amendment may not be amended nor may any provision hereof be waived except pursuant to a writing signed by each of the parties hereto. 8.2 Entire Agreement. This Amendment, the Credit Agreement and the other Loan Documents constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties or any of them with respect to the subject matter hereof.

#4849-7594-2641 4 8.3 GOVERNING LAW; SUBMISSION TO JURISDICTION; VENUE; WAIVER OF JURY TRIAL. SECTION 12.08 (GOVERNING LAW; SUBMISSION TO JURISDICTION; VENUE; WAIVER OF JURY TRIAL) OF THE CREDIT AGREEMENT IS INCORPORATED BY REFERENCE HEREIN AS IF SUCH SECTION APPEARED HEREIN, MUTATIS MUTANDIS. 8.4 Severability. In the event any one or more of the provisions contained in this Amendment should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good- faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions. 8.5 Counterparts. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A set of counterparts executed by all the parties hereto shall be lodged with the Borrower and the Administrative Agent. Delivery of an executed counterpart by facsimile or electronic transmission (e.g., “pdf” or “tif” or similar format) or any electronic signature complying with the U.S. federal ESIGN Act of 2000 or the New York Electronic Signature and Records Act or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes to the fullest extent permitted by applicable law. 8.6 Headings Descriptive. The headings for the several sections and subsections in this Amendment are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Amendment. [Signature Pages Follow]

[Signature Page to Amendment No. 5] IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers and members thereunto duly authorized, as of the date indicated above. BORROWER: JANUS INTERNATIONAL GROUP, LLC By: _____________________________________ Name: Anselm Wong Title: Chief Financial Officer HOLDINGS: JANUS INTERMEDIATE, LLC By: _____________________________________ Name Anselm Wong Title: Chief Financial Officer DocuSign Envelope ID: 712B0F66-0D2D-4178-B6EC-E4AEA8228AF5

[Signature Page to Amendment No. 5] UBS AG, STAMFORD BRANCH, as Administrative Agent By: Name: Title: By: Name: Title:

#4849-7594-2641 EXHIBIT A AMENDED CREDIT AGREEMENT

Exhibit A to ThirdFifth Amendment #4848-1207-138627181.13700 FIRST LIEN CREDIT AND GUARANTEE AGREEMENT among JANUS INTERNATIONAL GROUP, LLC, as the Borrower, JANUS INTERMEDIATE, LLC, as Holdings, The Several Lenders from Time to Time Parties Hereto and UBS AG, STAMFORD BRANCH, as Administrative Agent and Collateral Agent Dated as of February 12, 2018 (as amended on March 1, 2019 and August 12, 2019 and as further, as amended on February 5, 2021, as amended on August 18, 2021 and as further amended on June 20, 2023) UBS SECURITIES LLC JEFFERIES FINANCE LLC and SUNTRUST ROBINSON HUMPHREY, INC., as Joint Lead Arrangers and Joint Bookrunners PUBLIC DEAL CUSIP NO.: 47102DAD1 PUBLISHED FACILITY CUSIP NO.: 47102DAE9

TABLE OF CONTENTS Page ARTICLE I DEFINITIONS 1 Section 1.01 Defined Terms 1 Section 1.02 Other Interpretive Provisions 56 ARTICLE II AMOUNT AND TERMS OF CREDIT. 60 Section 2.01 Amounts and Terms of the Commitments 60 Section 2.02 Minimum Amount of Each Borrowing 60 Section 2.03 Notice of Borrowing 61 Section 2.04 Repayment of Loans 61 Section 2.05 Disbursement of Funds 62 Section 2.06 Promissory Notes 62 Section 2.07 Conversions 63 Section 2.08 Pro Rata Borrowings 63 Section 2.09 Interest 63 Section 2.10 Interest Periods 64 Section 2.11 Increased Costs, Illegality, etc. 65 Section 2.12 Compensation 68 Section 2.13 Change of Lending Office 68 Section 2.14 Replacement of Lenders 68 Section 2.15 Incremental Term Loan Commitments 70 Section 2.16 Loan Modification Offers 72 Section 2.17 Refinancing Amendments 74 ARTICLE III FEES; REDUCTION OR TERMINATION OF COMMITMENTS 74 Section 3.01 Fees 74 Section 3.02 Termination of Commitments 75 ARTICLE IV PREPAYMENTS; PAYMENTS; TAXES 75 Section 4.01 Voluntary Prepayments 75 Section 4.02 Mandatory Repayments 76 Section 4.03 Method and Place of Payment 80 Section 4.04 Net Payments 81 ARTICLE V REPRESENTATIONS AND WARRANTIES 83 Section 5.01 Financial Condition 83 Section 5.02 No Change 84 Section 5.03 Existence; Compliance with Law 84 Section 5.04 Power; Authorization; Enforceable Obligations 84 Section 5.05 Consents 85 Section 5.06 No Legal Bar; Approvals 85 #4848-1207-1386 i

Section 5.07 Litigation 85 Section 5.08 No Default 85 Section 5.09 Ownership of Property; Liens 85 Section 5.10 Intellectual Property 85 Section 5.11 Taxes 85 Section 5.12 Use of Proceeds; Margin Regulations 86 Section 5.13 Labor Matters 86 Section 5.14 ERISA 86 Section 5.15 Investment Company Act 88 Section 5.16 Subsidiaries 88 Section 5.17 Environmental Matters 88 Section 5.18 Accuracy of Information, etc. 89 Section 5.19 Security Documents 89 Section 5.20 Solvency 90 Section 5.21 Anti-Money Laundering Laws; Sanctions; Export Controls; Anti-Corruption Laws 90 ARTICLE VI CONDITIONS PRECEDENT 92 Section 6.01 Conditions to Initial Extension of Credit 92 ARTICLE VII AFFIRMATIVE COVENANTS 95 Section 7.01 Financial Statements 95 Section 7.02 Certificates; Other Information 97 Section 7.03 Payment of Taxes 98 Section 7.04 Maintenance of Existence; Compliance 98 Section 7.05 Maintenance of Property; Insurance 99 Section 7.06 Inspection of Property; Books and Records; Discussions 99 Section 7.07 Notices 100 Section 7.08 Additional Collateral, etc. 101 Section 7.09 Credit Ratings 104 Section 7.10 Further Assurances 104 Section 7.11 Designation of Unrestricted Subsidiaries 104 Section 7.12 Use of Proceeds 105 Section 7.13 Compliance with Environmental Law 105 Section 7.14 Post-Closing Deliveries 106 Section 7.15 Lender Calls 106 ARTICLE VIII NEGATIVE COVENANTS 106 Section 8.01 Indebtedness 106 Section 8.02 Liens 111 Section 8.03 Fundamental Changes 114 Section 8.04 Disposition of Property 116 Section 8.05 Restricted Payments 119 Section 8.06 Investments 123 #4848-1207-1386 ii

Section 8.07 Payments and Modifications of Certain Debt Instruments; Modification to Organizational Documents 126 Section 8.08 Transactions with Affiliates 127 Section 8.09 [RESERVED] 128 Section 8.10 Changes in Fiscal Periods 128 Section 8.11 Negative Pledge Clauses 128 Section 8.12 Lines of Business 130 ARTICLE IX GUARANTEE 130 Section 9.01 The Guarantee 130 Section 9.02 Obligations Unconditional 131 Section 9.03 Reinstatement 132 Section 9.04 No Subrogation 132 Section 9.05 Remedies 132 Section 9.06 Continuing Guarantee 132 Section 9.07 General Limitation on Guaranteed Obligations 132 Section 9.08 Release of Subsidiary Guarantors and Pledges 133 Section 9.09 Right of Contribution 133 Section 9.10 Keepwell 134 ARTICLE X EVENTS OF DEFAULT 134 Section 10.01 Events of Default 134 Section 10.02 Action in Event of Default 137 Section 10.03 Application of Proceeds 138 ARTICLE XI ADMINISTRATIVE AGENT 139 Section 11.01 Appointment 139 Section 11.02 Nature of Duties 140 Section 11.03 Lack of Reliance on the Administrative Agent 140 Section 11.04 Certain Rights of the Administrative Agent 141 Section 11.05 Reliance 141 Section 11.06 Indemnification 141 Section 11.07 The Administrative Agent in its Individual Capacity 141 Section 11.08 Holders 142 Section 11.09 Resignation by the Administrative Agent 142 Section 11.10 Collateral Matters 143 Section 11.11 Delivery of Information 144 Section 11.12 Withholding 144 Section 11.13 Administrative Agent May File Proofs of Claim 145 ARTICLE XII MISCELLANEOUS 145 Section 12.01 Payment of Expenses, etc. 145 Section 12.02 Right of Setoff 147 Section 12.03 Notices 148 #4848-1207-1386 iii

Section 12.04 Benefit of Agreement; Assignments; Participations 148 Section 12.05 No Waiver; Remedies Cumulative 156 Section 12.06 Payments Pro Rata 156 Section 12.07 Calculations; Computations 157 Section 12.08 GOVERNING LAW; SUBMISSION TO JURISDICTION; VENUE; WAIVER OF JURY TRIAL 158 Section 12.09 Counterparts 159 Section 12.10 Effectiveness 159 Section 12.11 Headings Descriptive 159 Section 12.12 Amendment or Waiver; etc. 159 Section 12.13 Survival 162 Section 12.14 Domicile of Loans 162 Section 12.15 Register 162 Section 12.16 Confidentiality 163 Section 12.17 Patriot Act 164 Section 12.18 Interest Rate Limitation 164 Section 12.19 Secured Swap Agreement and Secured Cash Management Agreements 164 Section 12.20 Lender Action 165 Section 12.21 Other Liens on Collateral; Terms of Intercreditor Agreements; etc. 165 Section 12.22 Press Releases 166 Section 12.23 No Fiduciary Duty. 167 Section 12.24 Acknowledgement and Consent to Bail-In of Affected Financial Institutions 167 #4848-1207-1386 iv

SCHEDULES: Schedule I Lenders and Initial Term Loan Commitments Schedule II Notice Addresses Schedule 5.16 Subsidiaries Schedule 5.17 Environmental Matters Schedule 5.19(a) Security Documents Schedule 5.19(b) Owned Real Property Schedule 7.14 Post-Closing Deliveries Schedule 8.01(i) Existing Indebtedness Schedule 8.02(i) Existing Liens Schedule 8.06(k) Existing Investments Schedule 8.08 Existing Affiliate Transactions EXHIBITS: Exhibit A Form of Assignment and Assumption Exhibit B Form of Compliance Certificate Exhibit C-1 Form of First Lien/Second Lien Intercreditor Agreement Exhibit C-2 Form of ABL/Term Loan Intercreditor Agreement Exhibit D Form of Guarantor Joinder Agreement Exhibit E Form of Security Agreement Exhibit F Form of Notice of Borrowing Exhibit G Form of Term Note Exhibit H Form of Notice of Conversion/Continuation Exhibit I Form of Non-Bank Certificate Exhibit J Form of Solvency Certificate Exhibit K Form of Pari Passu Intercreditor Agreement Exhibit L Form of Intercompany Note Exhibit M Perfection Certificate #4848-1207-1386 v

FIRST LIEN CREDIT AND GUARANTEE AGREEMENT, dated as of February 12, 2018, among Janus International Group, LLC, a Delaware limited liability company (the “Borrower”), Janus Intermediate, LLC, a Delaware limited liability company (“Holdings”), the Subsidiary Guarantors from time to time party hereto, UBS AG, Stamford Branch, as Administrative Agent and Collateral Agent, and each of the Lenders from time to time party hereto. W I T N E S S E T H: WHEREAS, on the Closing Date, pursuant to that certain Equity Purchase Agreement, dated as of January 10, 2018 (as in effect on and delivered to the Administrative Agent as of such date and, subject to Section 6.01(e), with such amendments, restatements, supplements, consents, waivers and other modifications thereof as are in effect on the date hereof, the “Closing Date Acquisition Agreement”), by and between Janus Group Holdings, LLC, a Delaware limited liability company (“Seller”), Jupiter Intermediate Holdco, LLC, a Delaware limited liability company (“Buyer”) and Janus Midco, LLC, a Delaware limited liability company (the “Company”), Buyer will acquire, directly or indirectly, a controlling interest in the Capital Stock of the Company (the “Closing Date Acquisition”). WHEREAS, on the Closing Date, Seller will receive from Buyer a promissory note (the “Minute Note”) in an aggregate principal amount equal to the Estimated Purchase Price (as defined in the Closing Date Acquisition Agreement) less the proceeds of the Closing Date Equity Issuance as partial consideration for the Closing Date Acquisition. WHEREAS, the Borrower has requested the Lenders to extend credit in the form of term loans on the Closing Date in an aggregate principal amount equal to $470,000,000 to (i) fund a portion of the Closing Date Acquisition and (ii) make a one-time dividend or other distribution to Buyer on the Closing Date (the “Closing Date Dividend”), the proceeds of which will be concurrently used to repay in full the Minute Note, to effect the Closing Date Refinancing, to pay all or a portion of the Transaction Costs and for general corporate purposes of Holdings and its Restricted Subsidiaries. WHEREAS, in connection therewith, on the Closing Date, the Borrower shall enter into the Second Lien Credit Agreement and incur Second Lien Loans in the aggregate principal amount on the Closing Date equal to $100,000,000. WHEREAS, in connection therewith, on the Closing Date, the Borrower shall enter into the ABL Facility providing for loan commitments in the aggregate principal amount on the Closing Date equal to $50,000,000. NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, the parties hereto covenant and agree as follows: ARTICLE I DEFINITIONS Section 1.01 Defined Terms. As used in this Agreement (including the recitals hereof), the terms listed in this Section 1.01 shall have the respective meanings set forth in this Section 1.01. “2019-B Term Loans” shall mean the “Incremental Term Loans” made to the Borrower on the Second Amendment Effective Date pursuant to the Second Amendment. #4848-1207-1386

“2019-B Term Loan Commitment” shall mean, for each 2019-B Incremental Lender (as defined in the Second Amendment), the amount set forth opposite such Lender’s name in Annex I of the Second Amendment directly below the column entitled “2019-B Term Loan Commitments” as terminated in accordance with the terms thereof. The aggregate amount of the 2019-B Term Commitments as of the Second Amendment Effective Date is $180,000,000. “2021-B Term Loans” shall mean the “Incremental Term Loans” made to the Borrower on the Fourth Amendment Effective Date pursuant to the Fourth Amendment. “2021-B Term Loan Commitment” shall mean, for each 2021-B Incremental Lender (as defined in the Fourth Amendment), the amount set forth opposite such Lender’s name in Annex I of the Fourth Amendment directly below the column entitled “2021-B Term Loan Commitments” as terminated in accordance with the terms thereof. The aggregate amount of the 2021-B Term Loan Commitments as of the Fourth Amendment Effective Date is $155,000,000. “ABL Agent” shall mean Wells Fargo Bank, National Association, in its capacity as administrative agent and collateral agent under the ABL Facility Documents, or any successor administrative agent or collateral agent or other agent appointed under the ABL Facility Documents in accordance with the provisions thereof. “ABL Facility” shall mean the asset-based revolving credit agreement, dated as of the date hereof, among the Borrower, the Subsidiary Guarantors, the lenders party thereto and the ABL Agent, as amended, restated, amended and restated, supplemented, modified or Refinanced (in accordance with the ABL/Term Loan Intercreditor Agreement) by a Permitted Refinancing from time to time. “ABL Facility Documents” shall mean the ABL Facility and the other “Loan Documents” as defined in the ABL Facility (as in effect on the date hereof and as amended or modified). “ABL Facility Loans” shall mean the loans borrowed under the ABL Facility. “ABL Obligations” shall have the meaning assigned to the term “Obligations” (as in effect on the date hereof and as amended or modified) in the ABL Facility (as in effect on the date hereof and as amended or modified). “ABL Priority Collateral” shall have the meaning given to such term in the ABL/Term Loan Intercreditor Agreement (as in effect on the date hereof and as amended or modified), in accordance with the terms thereof. “ABL/Term Loan Intercreditor Agreement” shall mean the Intercreditor Agreement, dated as of the date hereof, between the Collateral Agent, the Second Lien Collateral Agent and the ABL Agent, and acknowledged by certain of the Loan Parties, as the same may be amended, supplemented, waived or otherwise modified from time to time in accordance with the terms hereof and thereof. “Acceptable Auditor” shall have the meaning set forth in Section 7.01(a). “Acceptable Price” shall have the meaning set forth in the definition of “Dutch Auction.” “Acquisition” means any consensual transaction or series of related transactions, whether, by purchase, merger, consolidation, contribution or otherwise, for the direct or indirect (a) acquisition of all or substantially all of the property of any person, or all or substantially all of any business, product line, unit or division of any person, (b) acquisition of in excess of 50% of the Capital Stock of any person, and #4848-1207-1386 2 otherwise causing such person to become a Subsidiary of such person, or (c) merger or consolidation or any other combination with any person, in each case, including as a result of any Investment in any Subsidiary that serves to increase the equity ownership of the Borrower or any Restricted Subsidiary therein. “Additional Incremental Lender” shall have the meaning set forth in Section 2.15(c). “Additional Refinancing Lender” shall have the meaning set forth in Section 2.17. “Additional Security Documents” shall mean the documents granting to the Collateral Agent for the benefit of the Secured Parties security interests, if any, and Mortgages in such assets and Real Property of Holdings and such other Loan Party as are not covered by the original Security Documents. “Adjusted Net Worth” shall have the meaning set forth in Section 9.09. “Administrative Agent” shall mean UBS AG, Stamford Branch, in its capacity as administrative agent for the Lenders hereunder and under the other Loan Documents, and shall include any successor to the Administrative Agent appointed pursuant to Section 11.09. “Adjusted Term SOFR” means for purposes of any calculation, the rate per annum equal to (a) Term SOFR for such calculation, plus (b) the Term SOFR Adjustment; provided, that if Adjusted Term SOFR so as determined shall ever be less than the Floor, then Adjusted Term SOFR shall be deemed to be the Floor. “Advisory Agreement” shall mean that certain Management and Monitoring Services Agreement dated as of the Closing Date, by and among Clearlake Capital Management IV, L.P., a Delaware limited partnership, Clearlake Capital Management V, L.P., a Delaware limited partnership, the Parent Borrower and its indirect parent Janus Midco, LLC, a Delaware limited liability company, as amended, restated, amended and restated, supplemented or otherwise modified from time to time in accordance with Section 8.08. “Advisory Fees” shall mean any management, consulting, monitoring, advisory, transaction, exit and other fees, payable to the Sponsor or its designees pursuant to the Advisory Agreement. “Affected Financial Institution” shall mean (a) any EEA Financial Institution or (b) any UK Financial Institution. “Affiliate” shall mean, with respect to any specified Person, any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For purposes of this definition, “control” (including, with correlative meanings, the terms “controlling”, “controlled by” and “under common control with”), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by agreement or otherwise. “Affiliated Investment Fund” shall mean an Affiliated Lender that is (x) engaged in, or advises funds or other investment vehicles that are engaged in, making, purchasing, holding or otherwise investing in commercial loans, bonds and similar extensions of credit in the ordinary course and with respect to which the Sponsor and investment vehicles managed or advised by the Sponsor that are not engaged primarily in making, purchasing, holding or otherwise investing in commercial loans, bonds and similar extensions of credit in the ordinary course do not make investment decisions for such entity or (y) a bona fide debt fund that is primarily engaged in, or advises funds or other investment vehicles that are engaged in, #4848-1207-1386 3 making, purchasing, holding or otherwise investing in commercial loans, bonds and similar extensions of credit or securities in the ordinary course of its business and whose managers have fiduciary duties to the investors in such fund or investment vehicle independent of or in addition to their duties to Clearlake Capital Group, L.P. “Affiliated Lender” shall mean, at any time, any Lender that is the Sponsor or an Affiliate thereof (including Affiliated Investment Funds) other than any natural person, Holdings, the Borrower or any of their respective Subsidiaries. “Aggregate Deficit Amount” shall have the meaning set forth in Section 9.09. “Aggregate Excess Amount” shall have the meaning set forth in Section 9.09. “Agreement” shall mean this First Lien Credit and Guarantee Agreement, as modified, supplemented, amended, restated (including any amendment and restatement hereof), extended or renewed from time to time in accordance with the terms hereof. “Alternative Interest Rate Election Event” shall have the meaning set forth in Section 2.11(f). “Amendment No. 3 Refinancing Term Loans” means the Credit Agreement Refinancing Indebtedness incurred in accordance with, and pursuant to, the Third Amendment. “Anti-Corruption Laws” shall mean any and all applicable laws, rules or regulations relating to corruption or bribery, including, but not limited to, the FCPA. “Anti-Money Laundering Laws” shall mean any and all applicable laws, rules or regulations relating to money laundering or terrorism financing, including, but not limited to, (a) 18 U.S.C. §§ 1956 and 1957; and (b) the Bank Secrecy Act, 31 U.S.C. §§ 5311 et seq., as amended by the Patriot Act, and its implementing regulations. “Applicable Discount Price” shall have the meaning set forth in the definition of “Dutch Auction.” “Applicable Margin” shall mean, at any date, (1) with respect to each Initial Term Loan that is a Base Rate Loan, (i) prior to the Second Amendment Effective Date, 2.00% per annum, (ii) on and after the Second Amendment Effective Date but prior to the Third Amendment Effective Date (in each case, including with respect to each 2019-B Term Loans), 2.75% per annum and (iii) on and after the Third Amendment Effective Date (including with respect to Amendment No. 3 Refinancing Term Loans), 2.25% per annum and (2) with respect to each Initial Term Loan that is a LIBORSOFR Loan, (i) prior to the Second Amendment Effective Date, 3.00% per annum, (ii) on and after the Second Amendment Effective Date but prior to the Third Amendment Effective Date (in each case, including with respect to each 2019-B Term Loans), 3.75% per annum and (iii) on and after the Third Amendment Effective Date (including with respect to each Amendment No. 3 Refinancing Term Loans), 3.25% per annum; provided that, for so long as Borrower maintains public corporate credit and corporate family ratings of (x) B1 (stable outlook) from Moody’s or higher and (y) B+ (stable outlook) from S&P or higher, the percentages set forth in clauses (1)(iii) and (2)(iii) will be reduced by 0.25%. Any increase or decrease in the Applicable Margin resulting from a change in the public corporate credit and corporate family ratings shall become effective as of the first Business Day immediately following the date a Compliance Certificate is delivered pursuant to Section 7.02(b). “Applicable Other Indebtedness” shall have the meaning set forth in Section 4.02(e). #4848-1207-1386 4

“Applicable Prepayment Percentage” shall mean with respect to a Repricing Transaction occurring after the Third Amendment Effective Date and on or prior to the date that is six months after the Third Amendment Effective Date, 1.00%, and thereafter, 0%. “Approved Fund” shall have the meaning set forth in Section 12.04(a)(ii). “Asset Sale” shall mean any Disposition by Holdings or any of its Restricted Subsidiaries of property pursuant to Sections 8.04(q), (t) and/or (bb) but excluding any Disposition that yields aggregate consideration to Holdings or any of its Subsidiaries (valued at the initial principal amount thereof in the case of non-cash proceeds consisting of notes or other debt securities and valued at fair market value in the case of other non-cash proceeds) equal to or less than $25,000,000 with respect to any single Disposition or series of related Dispositions. “Assignee” shall have the meaning set forth in Section 12.04(a)(i). “Assignment and Assumption” shall mean an assignment and assumption agreement, substantially in the form of Exhibit A. “Attributable Debt” shall mean, in respect of a Sale Leaseback Transaction, at the time of determination, the present value of the obligation of the Loan Party that acquires, leases or licenses back the right to use all or a material portion of the subject property for net rental, license or other payments during the remaining term of the lease, license or other arrangement included in such Sale Leaseback Transaction including any period for which such lease, license or other arrangement has been extended or may, at the sole option of the other party (or parties) thereto, be extended. Such present value shall be calculated using a discount rate equal to the rate of interest implicit in such transaction, determined in accordance with GAAP. “Auction Manager” shall mean any financial institution or advisor agreed by the Borrower and Administrative Agent (whether or not an affiliate of Administrative Agent) to act as an arranger in connection with any repurchases pursuant to Section 12.04(a)(iii) or 12.04(a)(iv). “Auction Purchase” shall mean a purchase of Loans or Commitments pursuant to a Dutch Auction (x) in the case of a Permitted Auction Purchaser, in accordance with the provisions of Section 12.04(a)(iii) or (y) in the case of an Affiliated Lender, in accordance with the provisions of Section 12.04(a)(iv). “Authorized Officer” shall mean the chief executive officer, president, chief financial officer, any vice president, controller, treasurer or assistant treasurer, secretary or assistant secretary of a Loan Party or any of the other individuals designated in writing to the Administrative Agent by an existing Authorized Officer of a Loan Party as an authorized signatory of any certificate or other document to be delivered hereunder. “Available Amount” shall mean, at any time, an amount, not less than zero in the aggregate, determined on a cumulative basis equal to the sum of (without duplication): (a) the greater of (i) $75,000,000 and (ii) 50% of Consolidated EBITDA on a Pro Forma Basis for the most recently completed Measurement Period, plus (b) 50% of Consolidated Net Income for the period (treated as one accounting period) from the first day of the first fiscal quarter in which the Closing Date occurs to the end of the most recently completed #4848-1207-1386 5

Measurement Period (or, in the case such Consolidated Net Income is a deficit, minus 100% of such deficit), plus (c) (i) the cumulative amount of cash and Cash Equivalent proceeds from (A) the issuance of Qualified Capital Stock of Holdings after the Closing Date and on or prior to such time (including upon exercise of warrants or options), and (B) contributions to the equity capital of Holdings after the Closing Date and on or prior to such time, (ii) the fair market value (as reasonably determined in good faith by Holdings) of marketable securities or other property contributed to the Qualified Capital Stock of Holdings from and after the Closing Date from any Person other than a Restricted Subsidiary and (iii) the fair market value (as reasonably determined in good faith by Holdings) of the Qualified Capital Stock of Holdings or any Parent Company issued upon conversion of Indebtedness Incurred or Disqualified Capital Stock issued after the Closing Date of Holdings or any of its Restricted Subsidiaries owed to a Person other than a Loan Party or a Restricted Subsidiary of a Loan Party; provided, that in each case the proceeds of such transaction have been contributed as, or issued in exchange for, common equity to the capital of the Borrower; provided, further such amount shall not include any such contribution by Holdings or any of its Subsidiaries, plus (d) 100% of the aggregate amount received by the Borrower and/or its Restricted Subsidiaries in cash and Cash Equivalents (after taking into account the payment of fees, costs or other transactions expenses relating thereto) from: (i) the sale (other than to Holdings or any such Restricted Subsidiary) of any Capital Stock of an Unrestricted Subsidiary, or (ii) any dividend or other distribution by an Unrestricted Subsidiary, or (iii) any interest, returns of principal, repayments and similar payments by such Unrestricted Subsidiary, plus (e) in the event any Unrestricted Subsidiary has been re-designated as a Restricted Subsidiary or has been merged, consolidated or amalgamated with or into, or transfers or conveys its assets to, or is liquidated into, the Borrower or a Restricted Subsidiary, the fair market value (as determined in good faith by the board of directors of the Borrower) of the Investments of the Borrower and the Restricted Subsidiaries in such Unrestricted Subsidiary at the time of such re-designation, combination or transfer (or of the assets transferred or conveyed, as applicable), in each case to the extent such Investments (i) correspond to the designation of a Subsidiary as an Unrestricted Subsidiary pursuant to Section 7.11, (ii) were originally made using the Available Amount pursuant to Section 8.06(q) and (iii) do not exceed the amount of such original Investment, plus (f) the aggregate Net Cash Proceeds received by the Borrower or any of its Restricted Subsidiaries after the Closing Date and on or prior to such time from the Disposition of any Investments made using the Available Amount pursuant to Section 8.06(q), up to a maximum amount of such original Investment, plus (g) the amount of returns, profits, distributions and similar amounts on Investments made using the Available Amount pursuant to Section 8.06(q) actually received by the Borrower and its Restricted Subsidiaries in cash or Cash Equivalents after the Closing Date and on or prior to such time, up to a maximum amount of such original Investment, plus (h) the aggregate amount of Remaining Declined Proceeds on or prior to such time, plus #4848-1207-1386 6

(i) without duplication of clause (h), the aggregate amount of Net Cash Proceeds of any Asset Sale by Holdings or any of its Restricted Subsidiaries that is not required to be prepaid and is not otherwise reinvested in accordance with Section 4.02(c), plus (j) 100% of the aggregate Net Cash Proceeds and the fair market value (as reasonably determined in good faith by the Borrower) of marketable securities or other property contributed to the Qualified Capital Stock of the Parent Company (other than any Curative Equity (as defined in the ABL Facility)) from and after the Closing Date from any Person other than a Restricted Subsidiary to the extent such contributions have been contributed to the Qualified Capital Stock of a Borrower or any other Loan Party (other than the Parent Company), minus (j) any amount of the Available Amount used to make Investments pursuant to Sections 8.06 (q) after the Closing Date and prior to such time, minus (k) any amount of the Available Amount used to make Restricted Payments pursuant to Section 8.05(b) after the Closing Date and prior to such time, minus (l) the aggregate amount of Restricted Payments made pursuant to Section 8.05(l) after the Closing Date and prior to such time (without duplication of the reduction of the Available Amount pursuant to Section 8.05(l)), minus (m) any amount of the Available Amount used to make payments or redemptions pursuant to Section 8.07(d) after the Closing Date and prior to such time, minus (n) any amount of the Available Amount used to make Investments in a Subsidiary following the re-designation of such Subsidiary from an Unrestricted Subsidiary into a Restricted Subsidiary or the merger, consolidation or amalgamation of such Unrestricted Subsidiary with or into, or transfers or conveyance of assets by such Unrestricted Subsidiary to, or the liquidation of such Unrestricted Subsidiary into, the Borrower or a Restricted Subsidiary in accordance with clause (e) above, if such Restricted Subsidiary is subsequently re-designated as an Unrestricted Subsidiary (including the merger, consolidation or amalgamation thereof), minus (o) net cash proceeds received by Holdings pursuant to a cash equity contribution in Holdings or from any cash equity issuance by Holdings made after the Closing Date and on or prior to such time and used to pay the fee to the Sponsor described in Section 8.05(e)(ii). “Available Tenor” means, as of any date of determination and with respect to the then-current Benchmark, as applicable, (x) if such Benchmark is a term rate, any tenor for such Benchmark (or component thereof) that is or may be used for determining the length of an interest period pursuant to this Agreement or (y) otherwise, any payment period for interest calculated with reference to such Benchmark (or component thereof) that is or may be used for determining any frequency of making payments of interest calculated with reference to such Benchmark pursuant to this Agreement, in each case, as of such date and not including, for the avoidance of doubt, any tenor for such Benchmark that is then-removed from the definition of “Interest Period” pursuant to Section 2.11(f)(iv). “Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution. “Bail-In Legislation” means, (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the #4848-1207-1386 7

implementing law, regulation rule or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings). “Bankruptcy Code” shall mean Title 11 of the United States Code entitled “Bankruptcy”, as now or hereafter in effect, or any successor thereto. “Base Rate” shall mean, at any time, the highest of (i) the Prime Lending Rate at such time, (ii) 1/2 of 1% in excess of the overnight Federal Funds Rate at such time, (iii) the sum of the LIBOR RateAdjusted Term SOFR that would then be in effect for a LIBORSOFR Loan with an Interest Period of one month plus 1% and (iv) 2.00%. For purposes of this definition, the LIBOR RateAdjusted Term SOFR shall be determined using the LIBOR RateTerm SOFR as otherwise determined by the Administrative Agent in accordance with the definition of LIBOR Rate,Adjusted Term SOFR, except that (x) if a given day is a Business Day, such determination shall be made on such day (rather than two Business Days prior to the commencement of an Interest Period) or (y) if a given day is not a Business Day, the LIBOR RateTerm SOFR for such day shall be the rate determined by the Administrative Agent pursuant to preceding clause (x) for the most recent Business Day preceding such day. Any change in the Base Rate due to a change in the Prime Lending Rate, the Federal Funds Rate or such LIBOR RateTerm SOFR shall be effective as of the opening of business on the day of such change in the Prime Lending Rate, the Federal Funds Rate or such LIBOR RateTerm SOFR, respectively. “Base Rate Loan” shall mean each Loan designated or deemed designated as such by the Borrower at the time of the incurrence thereof or conversion thereto. “Benchmark” means, initially, the Term SOFR Reference Rate; provided that if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred with respect to the Term SOFR Reference Rate or the then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to Section 2.11(f). “Benchmark Replacement” means, with respect to any Benchmark Transition Event, the sum of: (a) the alternate benchmark rate that has been selected by the Administrative Agent and the Borrower giving due consideration to (i) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body or (ii) any evolving or then-prevailing market convention for determining a benchmark rate as a replacement to the then-current Benchmark for syndicated credit facilities denominated in applicable currency at such time and (b) the related Benchmark Replacement Adjustment; provided that, if such Benchmark Replacement as so determined would be less than the Floor, such Benchmark Replacement will be deemed to be the Floor for the purposes of this Agreement and the other Loan Documents. “Benchmark Replacement Adjustment” means, with respect to any replacement of the then-current Benchmark with an Unadjusted Benchmark Replacement, the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by the Administrative Agent and the Borrower giving due consideration to (a) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body or (b) any evolving or then-prevailing market convention for determining a #4848-1207-1386 8 spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for syndicated credit facilities denominated in the applicable currency at such time. “Benchmark Replacement Date” means a date and time determined by the Administrative Agent, which date shall be no later than the earliest to occur of the following events with respect to the then-current Benchmark: (a) in the case of clause (a) or (b) of the definition of “Benchmark Transition Event,” the later of (i) the date of the public statement or publication of information referenced therein and (ii) the date on which the administrator of such Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide all Available Tenors of such Benchmark (or such component thereof); or (b) in the case of clause (c) of the definition of “Benchmark Transition Event,” the first date on which such Benchmark (or the published component used in the calculation thereof) has been determined and announced by the regulatory supervisor for the administrator of such Benchmark (or such component thereof) to be non-representative; provided that such non-representativeness will be determined by reference to the most recent statement or publication referenced in such clause (c) and even if any Available Tenor of such Benchmark (or such component thereof) continues to be provided on such date. For the avoidance of doubt, the “Benchmark Replacement Date” will be deemed to have occurred in the case of clause (a) or (b) with respect to any Benchmark upon the occurrence of the applicable event or events set forth therein with respect to all then-current Available Tenors of such Benchmark (or the published component used in the calculation thereof). “Benchmark Transition Event” means the occurrence of one or more of the following events with respect to the then-current Benchmark: (a) a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such administrator has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof), permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof); (b) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), the Federal Reserve Board, the Federal Reserve Bank of New York, an insolvency official with jurisdiction over the administrator for such Benchmark (or such component), a resolution authority with jurisdiction over the administrator for such Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark (or such component), which states that the administrator of such Benchmark (or such component) has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof) permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof); or #4848-1207-1386 9

(c) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that all Available Tenors of such Benchmark (or such component thereof) are not, or as of a specified future date will not be, representative. For the avoidance of doubt, a “Benchmark Transition Event” will be deemed to have occurred with respect to any Benchmark if a public statement or publication of information set forth above has occurred with respect to each then-current Available Tenor of such Benchmark (or the published component used in the calculation thereof). “Benchmark Transition Start Date” means, in the case of a Benchmark Transition Event, the earlier of (a) the applicable Benchmark Replacement Date and (b) if such Benchmark Transition Event is a public statement or publication of information of a prospective event, the 90th day prior to the expected date of such event as of such public statement or publication of information (or if the expected date of such prospective event is fewer than 90 days after such statement or publication, the date of such statement or publication). “Benchmark Unavailability Period” means, the period (if any) (a) beginning at the time that a Benchmark Replacement Date has occurred if, at such time, no Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 2.11 and (b) ending at the time that a Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 2.11. “Benefit Plan” shall mean any of (a) an “employee benefit plan” (as defined in ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in Section 4975 of the Code or (c) any Person whose assets include (for purposes of ERISA Section 3(42) or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such “employee benefit plan” or “plan”. “Board” shall mean the Board of Governors of the Federal Reserve System of the United States (or any successor). “Bona Fide Lending Affiliate” shall mean, with respect to any competitor of the Borrower or its Subsidiaries or any other Person identified in name pursuant to the definition of “Disqualified Lender”, a debt fund, investment vehicle, regulated bank entity or unregulated lending entity (in each case, other than a Person that is separately identified pursuant to clause (a) or (b) of the definition of “Disqualified Lender” prior to February 10, 2018) that is (i) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of business and (ii) managed, sponsored or advised by any Person that is controlling, controlled by or under common control with such competitor or other Person, as applicable, but only to the extent that no personnel involved with the investment in such competitor or other Person, as applicable, (x) makes (or has the right to make or participate with others in making) investment decisions for such entity or (y) has access to any information (other than information that is publicly available) relating to such competitor or such other Person or any entity that forms a part of such competitor’s or such other Person’s business (including Subsidiaries thereof). “Borrower” shall have the meaning set forth in preamble hereto. “Borrowing” shall mean the borrowing of one Loan of the same Class and Type on a given date (or resulting from a conversion or conversions on such date), including each Loan made pursuant to Section 2.01(b)(iii) having in the case of LIBORSOFR Loans, the same Interest Period; provided that #4848-1207-1386 10

Base Rate Loans incurred pursuant to Section 2.11(b) shall be considered part of the related Borrowing of LIBORSOFR Loans. “Business Day” shall mean (i) for all purposes other than as covered by clause (ii) below, any day except Saturday, Sunday and any day which shall be in the state of New York, a legal holiday or a day on which banking institutions are authorized or required by law or other government action to close and (ii) with respect to all notices and determinations in connection with, and payments of principal and interest on, LIBORSOFR Loans, any day which is a Business Day described in clause (i) above and which is also a day for trading by and between banks in U.S. dollar deposits in the London interbankTerm SOFR market. “Buyer” shall have the meaning set forth in the recitals hereto. “Cancellation” or “Cancelled” shall mean the cancellation, termination and forgiveness by a Permitted Auction Purchaser of all Loans, Commitments and related Obligations acquired in connection with an Auction Purchase or other acquisition of Loans (including any Open Market Purchase), which cancellation shall be consummated as described in Section 12.04(a)(iii)(D), the definition of “Dutch Auction” and the definition of “Eligible Assignee.” “Capital Lease Obligations” shall mean, with respect to any Person for any period, all rental obligations of such Person which, under GAAP, are required to be capitalized on the books of such Person, in each case taken at the amount thereof accounted for as indebtedness in accordance with such principles. For the avoidance of doubt, “Capital Lease Obligations” shall not include obligations or liabilities of any Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations would be required to be classified and accounted for as an operating lease under GAAP as existing on the Closing Date. “Capital Stock” shall mean any and all shares, interests, participations or other equivalents (however designated) of capital stock of a corporation (including common stock and preferred stock), any and all equivalent ownership interests in a Person (other than a corporation), including partnership interests (general and limited), and membership and limited liability company interests, and any and all warrants, rights or options to purchase any of the foregoing (but excluding any debt security that is exchangeable for or convertible into such capital stock). “Cash Equivalents” shall mean, as of any date of determination, (i) marketable securities (a) issued or directly and unconditionally guaranteed as to interest and principal by the United States Government or (b) issued by any agency of the United States in each case maturing within 13 months after such date; (ii) marketable direct obligations issued by any state of the United States of America or any political subdivision of any such state or any public instrumentality thereof, in each case maturing within thirteen months after such date and having, at the time of the acquisition thereof, a rating of at least A-2 from S&P or at least P-2 from Moody’s; (iii) (a) commercial paper maturing no more than 13 months from the date of creation thereof and having, at the time of the acquisition thereof, a rating of at least A-2 from S&P or at least P-2 from Moody’s and (b) other corporate obligations maturing no more than 13 months from the acquisition thereof and having, at the time of the acquisition thereof, a rating of at least AA from S&P or at least Aa2 from Moody’s; (iv) variable rate demand notes and auction rate securities maturing no more than thirteen months from the date of creation thereof; (v) certificates of deposit or bankers’ acceptances maturing within 13 months after such date and issued or accepted by any Lender or by any commercial bank organized under the laws of the United States of America or any state thereof or the District of Columbia that (a) is at least “adequately capitalized” (as defined in the regulations of its primary Federal banking regulator) and (b) has Tier 1 capital (as defined in such regulations) of not less than $100,000,000; and (vi) shares of any money market mutual fund that (a) has substantially all of its #4848-1207-1386 11 assets invested continuously in the types of investments referred to in clauses (i) and (ii) above, (b) has net assets of not less than $500,000,000 and (c) has the highest rating obtainable from either S&P or Moody’s and (vii) solely with respect to any Foreign Subsidiary, substantially similar investments to those outlined in clauses (i) through (vi) above, of reasonably comparable credit quality (taking into account the jurisdiction where such Foreign Subsidiary conducts business) in any jurisdiction in which such Person conducts business (it being understood that such investments may be denominated in the currency of any jurisdiction in which such Person conducts business). “Cash Management Agreement” shall mean any agreement for the provision of Cash Management Services. “Cash Management Obligations” shall mean any and all obligations, including guarantees thereof, of any Loan Party to a bank or other financial institution providing Cash Management Services. “Cash Management Services” shall mean (i) cash management services, including disbursement services, treasury, depository, overdraft, electronic funds transfer and other cash management arrangements and (ii) commercial credit or debit card and merchant card services, in each case of the foregoing clauses (i) and (ii), provided to any Loan Party by the Administrative Agent, a Lender or any of their respective Affiliates. “Certificated Securities” shall have the meaning set forth in Section 5.19(a). “Change in Tax Law” shall mean the enactment, promulgation, execution or ratification of, or any change in or amendment to, any law, treaty, regulation or rule (or in the official application or interpretation of any law, treaty, regulation or rule, including a holding, judgment or order by a court of competent jurisdiction) relating to taxation. “Change of Control” shall mean, at any time (a) prior to a Qualified Public Offering, the Permitted Holders fail to have the right, directly or indirectly, by voting power, contract or otherwise, to elect or designate for election at least a majority by voting power of the board of directors of Holdings, (b) after a Qualified Public Offering, any “person” or “group”, other than the Permitted Holders, beneficially own, directly or indirectly, Capital Stock of Holdings representing more than 50% of the aggregate ordinary voting power of Holding’s Capital Stock or (c) Holdings at any time ceases to own directly or indirectly 100% of the Capital Stock of Borrower or ceases to have the power to vote, or direct the voting of, any such Capital Stock. For purposes of this definition, including other defined terms used herein in connection with this definition and notwithstanding anything to the contrary in this definition or any provision of Section 13d-3 of the Exchange Act, (i) “beneficial ownership” shall be as defined in Rules 13(d)-3 and 13(d)-5 under the Exchange Act (as in effect as of the date of this Agreement), (ii) the phrase Person or “group” is within the meaning of Section 13(d) or 14(d) of the Exchange Act, but excluding any employee benefit plan of such Person or “group” and its subsidiaries and any Person acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan, (iii) if any Person or “group” includes one or more Permitted Holders, the issued and outstanding Capital Stock of Holdings directly or indirectly owned by the Permitted Holders that are part of such Person or “group” shall not be treated as being owned by such Person or “group” for purposes of determining whether clause (b) of this definition is triggered, (iv) a Person or group shall not be deemed to beneficially own Capital Stock to be acquired by such Person or group pursuant to a stock or asset purchase agreement, merger agreement, option agreement, warrant agreement or similar agreement (or voting or option or similar agreement related thereto) until the consummation of the acquisition of the Capital Stock in connection with the transactions contemplated by such agreement and (v) a Person or group will not be deemed to beneficially own the Capital Stock of another Person as a result of its ownership of Capital Stock or other securities of such other Person’s parent (or related contractual rights) unless it owns 50% or more of the #4848-1207-1386 12 total voting power of the Capital Stock entitled to vote for the election of directors of such Person’s parent having a majority of the aggregate votes on the board of directors of such Person’s parent. “Class,” when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are Term Loans, Incremental Term Loans, Other Term Loans or Extended Term Loans; when used in reference to any Commitment, refers to whether such Commitment is a Term Loan Commitment, Commitment with respect to any Incremental Term Facility or Other Term Commitment; and when used in reference to any Lender, refers to whether such Lender has a Loan or Commitment with respect to a particular Class. Incremental Term Loans, Extended Term Loans and Other Term Loans (together with the respective Commitments in respect thereof) shall, at the election of the Borrower and the Administrative Agent (such consent not to be unreasonably withheld or delayed), be construed to be in different Classes. For the avoidance of doubt, (i) effective as of the Third Amendment Effective Date, the Amendment No. 3 Refinancing Term Loans and Initial Term Loans shall constitute the same Class and shall both be deemed to be “Initial Term Loans” for all purposes hereunder. and (ii) effective as of the Fourth Amendment Effective Date, the 2021-B Term Loans, Amendment No. 3 Refinancing Term Loans and the Initial Term Loans shall constitute the same Class and shall all be deemed to be “Initial Term Loans” for all purposes hereunder. “Closing Date” shall mean February 12, 2018. “Closing Date Acquisition” shall have the meaning set forth in the recitals hereto. “Closing Date Acquisition Agreement” shall have the meaning set forth in the recitals hereto. “Closing Date Commitment Letter” shall mean that certain Second Amended and Restated Commitment Letter dated as of January 31, 2018, by and among UBS Securities LLC, UBS AG, Stamford Branch, Jefferies Finance LLC, SunTrust Robinson Humphrey, Inc., SunTrust Bank, Wells Fargo Bank, National Association and Buyer. “Closing Date Dividend” shall have the meaning set forth in the recitals hereto. “Closing Date Equity Issuance” shall mean the cash (or, in the case of members of management of the Company and its Subsidiaries, cash or non-cash) contribution to Holdings of equity (in the form of (1) common equity, (2) preferred equity constituting Qualified Capital Stock and/or (3) other equity on terms reasonably satisfactory to the Joint Lead Arrangers), directly or indirectly, by the Sponsor and other investors reasonably acceptable to the Joint Lead Arrangers (it being understood and agreed that the existing shareholders of the Company prior to the Closing Date and members of management of the Company are reasonably acceptable to the Joint Lead Arrangers) in an aggregate amount equal to not less than 25% of the total consolidated pro forma debt and equity of Holdings and its Subsidiaries on the Closing Date, after giving effect to the Transaction (but without giving effect to any increase to the total consolidated debt of Holdings and its Subsidiaries in connection with the exercise of the “market flex” provisions set forth in the Fee Letter or any draw on the ABL Facility for working capital requirements); provided that on the Closing Date, after giving effect to the Transaction, no shareholder (for purposes of this proviso, management and the existing shareholders shall be deemed one shareholder) shall own a greater percentage of the equity of Holdings and its Subsidiaries than the percentage owned by the Permitted Holders. “Closing Date Refinancing” shall mean the refinancing, repayment or redemption, as applicable, in full of (i) the Revolving Credit and Term Loan Agreement, dated as of March 16, 2017, among Janus International Group, LLC, as borrower, Janus Group Holdings, LLC, as holdings, the other loan parties from time to time parties thereto, the lenders identified therein and SunTrust Bank, as administrative #4848-1207-1386 13 agent (as amended, restated, supplemented or otherwise modified from time to time) and (ii) the Note Purchase and Guarantee Agreement, dated as of March 16, 2017, by and among Janus International Group, LLC, Janus Group Holdings, LLC, Janus Midco, LLC, the other note parties from time to time parties thereto and the purchasers parties thereto (as amended, restated, supplemented or otherwise modified from time to time), the termination or release of all commitments and guarantees in respect thereof and the termination of any and all liens on the assets of the Loan Parties securing the foregoing obligations, in each case, on or prior to the Closing Date. “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time and the regulations promulgated and rulings issued thereunder. “Collateral” shall mean all property and assets (whether real or personal) with respect to which any security interests have been granted (or purported to be granted) pursuant to any Security Document; provided, that the Collateral shall not include any Excluded Assets. “Collateral Agent” shall mean the Administrative Agent acting as collateral agent for the Secured Parties pursuant to the Security Documents. “Commitment” shall mean, for each Lender, the sum of its Term Loan Commitment and, if applicable, any commitment with respect to an Incremental Term Facility, Other Term Commitment, or any other commitments created pursuant to an Extension or any combination thereof. “Commodity Exchange Act” shall mean the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute. “Commonly Controlled Entity” shall mean a person or an entity, whether or not incorporated, that is part of a group that includes Holdings or the Borrower and that is treated as a single employer under Sections 414(b) or (c) of the Code (and Sections 414(m) and (o) of the Code for purposes relating to Section 412 of the Code). “Company” shall have the meaning set forth in the recitals hereto. “Compliance Certificate” shall mean a certificate duly executed by an Authorized Officer substantially in the form of Exhibit B. “Conforming Changes” means, with respect to either the use or administration of initial Benchmark or the use, administration, adoption or implementation of any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “Base Rate,” the definition of “Business Day,” the definition of “U.S. Government Securities Business Day,” the definition of “Interest Period” or any similar or analogous definition (or the addition of a concept of “interest period”), timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, the applicability and length of lookback periods, the applicability of Section 2.12 and other technical, administrative or operational matters) that the Administrative Agent decides, in consultation with the Borrower, may be appropriate to reflect the adoption and implementation of any such rate or to permit the use and administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent determines that no market practice for the administration of any such rate exists, in such other manner of administration as the #4848-1207-1386 14

Administrative Agent decides, in consultation with the Borrower, is necessary in connection with the administration of this Agreement and the other Loan Documents). “Consolidated Amortization Expense” shall mean, for any period, the amortization expense of Borrower and its Restricted Subsidiaries for such period, determined on a consolidated basis in accordance with GAAP (including accelerated amortization from the write-off or write-down of tangible or intangible assets (other than the write-down of current assets) including capitalized software and organizational costs). “Consolidated Capital Expenditures” shall mean, as of any date for the applicable period then ended, all capital expenditures of Borrower and its Restricted Subsidiaries on a consolidated basis for such period, as determined in accordance with GAAP. “Consolidated Current Assets” shall mean, at any date, all amounts (other than (a) cash and Cash Equivalents, (b) any tax assets, (c) any deferred tax assets, (d) deferred bank fees, (e) derivative financial instruments and (f) the effects of any purchase accounting adjustments) that would, in conformity with GAAP, be set forth opposite the caption “total current assets” (or any like caption) on a consolidated balance sheet of Borrower and its Restricted Subsidiaries at such date. “Consolidated Current Liabilities” shall mean, at any date, all amounts that would, in conformity with GAAP, be set forth opposite the caption “total current liabilities” (or any like caption) on a consolidated balance sheet of Borrower and its Restricted Subsidiaries at such date, but excluding, without duplication, (a) the current portion of any Funded Debt of Borrower and its Restricted Subsidiaries, (b) all Indebtedness consisting of the Loans, the Second Lien Loans, the ABL Facility and other long term liabilities permitted to be Incurred pursuant to this Agreement and accrued interest thereon to the extent otherwise included therein, (c) the current portion of interest, (d) accruals for current or deferred taxes based on income or profits, (e) accruals of any costs or expenses relating to restructuring reserves, (f) derivative financial instruments, (g) current liabilities consisting of deferred revenue and (h) the effects of any purchase accounting adjustments. “Consolidated Depreciation Expense” shall mean, for any period, the depreciation expense of Borrower and its Restricted Subsidiaries for such period, determined on a consolidated basis in accordance with GAAP (including accelerated depreciation from the write-off or write-down of tangible or intangible assets (other than the write-down of current assets) including capitalized software and organizational costs). “Consolidated EBITDA” shall mean, at any date of determination, an amount equal to Consolidated Net Income of Borrower and its Restricted Subsidiaries on a consolidated basis for the most recently completed Measurement Period, plus (a) the following, to the extent deducted and not added back or excluded in calculating Consolidated Net Income (other than with respect to clause (a)(vi) and (a)(vii) below), for the most recently completed Measurement Period: (i) Consolidated Interest Expense; (ii) the provision for federal, state, local and foreign income Taxes, taxes on profit or capital, including, without limitation, state franchise and similar taxes, and foreign withholding taxes (and, without duplication, any dividends or other distributions made pursuant to Section 8.05(h) to the extent the amount so distributed correlates (on a dollar-for-dollar basis) with amounts that reduced Consolidated Net Income during such period); #4848-1207-1386 15

(iii) Consolidated Amortization Expense; (iv) Consolidated Depreciation Expense; (v) all Advisory Fees, indemnification amounts and reasonable out-of-pocket expenses paid in cash or accrued (plus any unpaid Advisory Fees, indemnification amounts and reasonable out-of-pocket expenses accrued in any prior period but not added back in any such prior period) and all other fees, costs, compensation and other expenses of the board of directors of the Loan Parties (or any direct or indirect parent company thereof); (vi) the amount of cost savings, operating expense reductions, other operating improvements and initiatives and synergies (A) projected by the Borrower in good faith to be reasonably anticipated to be realizable within twelve (12) months after the date the Specified Transaction is initiated or a plan for realization thereof shall have been established, and (B) related to a Specified Transaction, in each case, which will be added to Consolidated EBITDA as so projected or determined until fully realized and calculated on a Pro Forma Basis as though such cost savings, operating expense reductions, other operating improvements and initiatives and synergies had been realized on the first day of such period and, in each case, will be net of the amount of actual benefits realized during such period from such actions; (vii) other adjustments (including projected cost savings, operating expense reductions, other operating improvements and initiatives and synergies, pricing and volume increases, run rate contract revenue, the NOKE Payment and run rate SecurGuard new business) consistent with Article 11 of Regulation S-X promulgated under the Exchange Act and as interpreted by the staff of the Securities and Exchange Commission (or any successor agency), as set forth in the Sponsor Model, or as set forth in a quality of earnings report delivered to the Administrative Agent; (viii) compensation expenses resulting from (i) the repurchase of equity interests of any Parent Company of Holdings from employees, directors or consultants of Holdings or any of its Restricted Subsidiaries, in each case, to the extent permitted by this Agreement, (ii) any management equity plan or stock option plan or any other management or employee benefit plan or agreement or any stock subscription or shareholder agreement, and (iii) payments to employees, directors or officers of Holdings and its Restricted Subsidiaries paid in connection with Restricted Payments that are otherwise permitted hereunder to the extent such payments are not made in lieu of, or a substitution for, ordinary salary or ordinary payroll payments; (ix) Public Company Costs and charges, costs and expenses incurred in connection with future expansion, integration, restructuring and business optimization projects, strategic initiatives and projects, any restructuring or integration, the closure and/or consolidation of facilities, retention, contract termination, recruiting, relocation, severance, reduction in work force and signing bonuses and expenses and one-time costs related to implementation of operational and reporting systems and technology initiatives, enhanced accounting functions or other transaction costs, including those associated with becoming a standalone entity or a public company; (x) restructuring charges, accruals or reserves and business optimization, restructuring, rationalization, transition and other costs incurred in cash in such Measurement Period in connection with (i) acquisitions prior to the date hereof (including, but not limited to charges and losses on account of purchase price adjustments and earn-out payments) or (ii) Permitted Acquisitions (including, but not limited to, charges and losses on account of purchase price adjustments and earn-out payments), the Transactions, Investments, Dispositions, consolidations, recapitalizations, restructurings, equity issuances and financings (including any amendments, waivers, other modifications, repayments or any incurrence thereof) whether or not consummated; minus #4848-1207-1386 16

(b) the following to the extent included in calculating such Consolidated Net Income for the most recently completed Measurement Period, without duplication: (i) federal, state, local and foreign income tax credits; Notwithstanding the foregoing or anything herein to the contrary, it is understood and agreed that, for all purposes hereunder and under any other Loan Document, Consolidated EBITDA for the fiscal quarter ended (i) December 31, 2016 shall be deemed to be $24,440,000, (ii) March 31, 2017 shall be deemed to be $26,920,000, (iii) June 30, 2017 shall be deemed to be $31,000,000 and (iv) September 30, 2017 shall be deemed to be $26,670,000; provided that Consolidated EBITDA may be further adjusted with respect to the foregoing periods in accordance with the definition of Pro Forma Basis or to give effect to any addbacks pursuant to clause (a)(vi) and (vii) above. “Consolidated Interest Expense” shall mean, without duplication, for any Measurement Period, the result of (a) the sum of (i) all interest, premium payments, debt discount, fees, charges and related expenses in connection with Indebtedness for borrowed money (including capitalized interest) or in connection with the deferred purchase price of assets, in each case to the extent treated as interest in accordance with GAAP, including, without limitation, all commissions, discounts and other fees and charges owed with respect to letters of credit and bankers’ acceptance financing and net costs under Swap Agreements (but excluding any unrealized costs and losses) and (ii) the portion of rent expense with respect to such period under Capital Lease Obligations that is treated as interest in accordance with GAAP, minus (b) the sum of (i) consolidated net gains of such Person and its Subsidiaries under Swap Agreements (but excluding any unrealized gains) and (ii) consolidated interest income, in each case of or by Borrower and its Restricted Subsidiaries for the most recently completed Measurement Period, all as determined on a consolidated basis in accordance with GAAP. “Consolidated Net Income” shall mean, as of any date of determination, with respect to Borrower and its Subsidiaries, for any Measurement Period, the net income (or loss) of Borrower and its Subsidiaries for such Measurement Period, determined on a consolidated basis in accordance with GAAP; provided that there shall be excluded from the calculation of Consolidated Net Income, without duplication: (a) except as otherwise provided in the Loan Documents with respect to calculations to be made on a pro forma basis, the net income (or loss) of any other Person accrued prior to the date it became a Subsidiary of, or was merged or consolidated into, such Person or any of such Person’s Subsidiaries; (b) the net income (or loss) of any Person that is an Unrestricted Subsidiary or in which such Person has a minority ownership interest, except to the extent any such income has actually been received by such Person in the form of cash dividends or distributions; (c) the cumulative effect of a change in accounting principles during such period to the extent included in Consolidated Net Income; (d) the income (or loss) attributable to the early extinguishment of Indebtedness; (e) all non-cash gains (excluding any such non cash item to the extent it represents the reversal of an accrual or reserve for potential cash item which reduced Consolidated EBITDA in any prior period) (other than the accrual of revenue in the ordinary course) and all non-cash charges, expenses, items and losses, including, without limitation (A) non-cash items for any management equity plan, supplemental executive retirement plan or stock option plan or other type of compensatory plan for the benefit of officers, directors or employees, (B) non-cash restructuring charges or non-cash reserves in connection with the Closing Date Acquisition or in connection with any Permitted Acquisition or other #4848-1207-1386 17

Investment consummated after the Closing Date, (C) all non-cash losses (minus any non-cash gains) from Dispositions (but for clarity excluding write-offs or write-downs of inventory), (D) any non-cash purchase or recapitalization accounting adjustments, (E) non-cash losses (minus any non-cash gains) with respect to Swap Agreements, (F) non-cash charges attributable to any post-employment benefits offered to former employees, (G) non-cash asset impairments (but for clarity excluding impairments of inventory), (H) the non-cash effects of purchase accounting or similar adjustments required or permitted by GAAP in connection with the Closing Date Acquisition or any Permitted Acquisitions or Investments permitted under Section 8.06 and (I) non-cash expenses relating to the vesting of warrants; (f) other accruals, payments, fees and expenses (including any legal, third-party consulting, tax and structuring costs) incurred in cash in such Measurement Period in connection with (i) acquisitions prior to the date hereof (including, but not limited to charges and losses on account of purchase price adjustments and earn-out payments) or (ii) Permitted Acquisitions (including, but not limited to, charges and losses on account of purchase price adjustments and earn-out payments), the Transactions, Investments, Dispositions, consolidations, recapitalizations, restructurings, equity issuances and financings (including any amendments, waivers, other modifications, repayments or any incurrence thereof) whether or not consummated; provided that any integration, business optimization, restructuring, rationalization, transition and other costs shall be included in calculating Consolidated Net Income; (g) charges, losses or expenses actually reimbursed or reasonably expected to be reimbursed no later than one year after the end of such period pursuant to a written contract or insurance policy (including an insurance policy with respect to business interruption insurance) with an unaffiliated third party, which contract or insurance obligation has not been disclaimed; (provided, that, if both (A) such charges, losses or expenses are excluded from Consolidated Net Income for the complete one-year period applicable thereto and (B) such amount is not so reimbursed or received by Borrower or such Restricted Subsidiary within such one-year period, then such charges, expenses or losses shall be subtracted from Consolidated Net Income in the subsequent period); (h) net after tax extraordinary, unusual, exceptional or non-recurring gains, charges, expenses or losses (including, for the avoidance of doubt, any extraordinary, unusual or non-recurring compensation expense), restructuring expenses and litigation and settlement fees, costs and expenses; (i) (A) any net gain or loss from disposed or discontinued operations (and any costs and expenses related to such disposal or discontinuation) and (B) gains, losses, charges and expenses attributable to asset Dispositions or the sale or other disposition of any Capital Stock of any Person other than in the ordinary course of business; (j) fees, costs and expenses (including service costs) associated with pension and retirement plans; (k) gains and losses due solely to fluctuations in currency values and the related tax effects determined in accordance with GAAP for such period and any unrealized exchange, translation or performance losses relating to any foreign currency hedging transactions for such period; and (l) unrealized realized gains and losses with respect to obligations under Swap Agreements designed to provide protections against fluctuations in interest rates or embedded derivatives that require similar accounting treatment, and any costs or expenses or fees in connection with the entry into or execution of Swap Agreements. For the purpose of the definition of “Available Amount” only, there shall be excluded from Consolidated Net Income any income arising from the sale or other disposition of Investments, from #4848-1207-1386 18 repayments of loans or advances which constituted Investments or from any dividends, repayments of loans or advances or other transfers of assets from Unrestricted Subsidiaries, in each case to the extent such amounts increase the amount of Restricted Payments permitted under clause (d), (e), (f) or (g) of the definition of “Available Amount”. “Consolidated Total Assets” shall mean, as of any date of determination, the total property and assets in each case of Borrower and its Restricted Subsidiaries as at the end of the most recently ended fiscal quarter of Borrower for which financial statements have been made available (or were required to be made available) pursuant to Section 6.01(g), 7.01(a) or 7.01(b), determined on a consolidated basis in conformity with GAAP. “Consolidated Total Debt” shall mean, at any date, an amount equal to the aggregate principal amount (or, if higher, the par value or stated face amount (other than with respect to zero coupon Indebtedness)) of all Indebtedness for borrowed money of Borrower and its Restricted Subsidiaries at such date, determined on a consolidated basis in accordance with GAAP, but excluding (i) any liabilities referred to in clause (g) of the definition of “Indebtedness”, (ii) the undrawn portion of any letters of credit, bankers’ acceptances, surety bonds or similar arrangements, (iii) any Guarantee Obligations in respect of any such liabilities described in the preceding clauses (i) and (ii) and (iv) Capital Lease Obligations. “Consolidated Working Capital” shall mean, at any date, Consolidated Current Assets on such date less Consolidated Current Liabilities on such date. “Consolidated Working Capital Adjustment” shall mean, for any period on a consolidated basis, the amount (which may be a negative number) by which Consolidated Working Capital as of the beginning of such period exceeds (or is less than (in which case the Consolidated Working Capital Adjustment will be a negative number)) Consolidated Working Capital as of the end of such period. For purposes of calculating Consolidated Working Capital for any period in which a Permitted Acquisition or other Investment permitted hereunder occurs, the “consolidated current assets” and “consolidated current liabilities” of any Person acquired in such Permitted Acquisition or Investment (determined on a basis consistent with the corresponding definitions herein, with appropriate reference changes) as of the date such Permitted Acquisition or Investment is consummated shall be included in such calculation only from and after the date of the consummation of such Permitted Acquisition or Investment. “Contractual Obligation” shall mean, with respect to any Person, any provision of any agreement, instrument or other undertaking (other than a Loan Document, Second Lien Loan Document, document evidencing Second Lien Permitted Incremental Equivalent Debt or Permitted Incremental Equivalent Debt Document, an ABL Facility Document or any document evidencing any Permitted Refinancing thereof) to which such Person is a party or by which it or any of its property is bound. “Contribution Amounts” shall mean the Net Cash Proceeds of cash contributions (other than from the issuance of Disqualified Capital Stock or contributions by Holdings or any Restricted Subsidiary) made to the capital of Holdings (which Net Cash Proceeds are in turn contributed to the Borrower in the form of common equity) after the Closing Date (whether through the issuance or sale of Qualified Capital Stock or otherwise). “Contribution Indebtedness” shall mean Indebtedness of any Loan Party so long as the aggregate principal amount of all such Indebtedness Incurred by such Loan Party shall not exceed the aggregate Contribution Amount at the time of such Incurrence; provided that such Contribution Indebtedness (i) is not guaranteed by any Person other than the Borrower and the Subsidiary Guarantors, (ii) is Incurred within 180 days after the making of the related Contribution Amount and (iii) is so designated as #4848-1207-1386 19

Contribution Indebtedness pursuant to a certificate of an Authorized Officer of the Borrower delivered to the Administrative Agent on the date of Incurrence thereof. “Contribution Percentage” shall have the meaning set forth in Section 9.09. “Control” shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto. “Credit Agreement Refinancing Indebtedness” shall mean Other Term Loans obtained pursuant to a Refinancing Amendment, in each case, issued, incurred or obtained (including by means of the extension or renewal of existing Indebtedness) in exchange for, or to extend, renew, replace or refinance, in whole or in part, any or all Classes of then existing Term Loans (including any successive Credit Agreement Refinancing Indebtedness) (the “Refinanced Debt”); provided that (x) such Credit Agreement Refinancing Indebtedness is in an original aggregate principal amount not greater than the aggregate principal amount of the Refinanced Debt plus any Term Loans plus other Indebtedness that could otherwise be incurred under Section 2.15 (subject to the conditions to such incurrence set forth in Section 2.15) or Section 8.01(c) (subject to the conditions to such incurrence set forth in Section 8.01(c)) or as Permitted Incremental Equivalent Debt (subject to the conditions to the incurrence of Permitted Incremental Equivalent Debt), plus premiums and accrued and unpaid interest, fees and expenses in respect thereof plus other reasonable costs, fees and expenses (including upfront fees and original issue discount) incurred in connection with such Credit Agreement Refinancing Indebtedness, (y) such Credit Agreement Refinancing Indebtedness does not mature prior to the maturity date of and has a Weighted Average Life to Maturity equal to or longer than the Weighted Average Life to Maturity at such time of the corresponding Class of Refinanced Debt (except to the extent of nominal amortization for periods where amortization has been eliminated as a result of a prepayment of the applicable Refinanced Debt and excluding the effects of nominal amortization in the amount of no greater than one percent per annum of the original stated principal amount of such Indebtedness on the date of Incurrence thereof), and (z) such Refinanced Debt shall be repaid, defeased or satisfied and discharged, and all accrued and unpaid interest, fees then due and premiums (if any) in connection therewith shall be paid substantially contemporaneously with the incurrence of the Credit Agreement Refinancing Indebtedness. For the avoidance of doubt, Credit Agreement Refinancing Indebtedness shall be subject to the requirements set forth in Section 2.17. “Debtor Relief Laws” shall mean the Bankruptcy Code, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief laws of the United States or other applicable jurisdictions from time to time in effect. “Declined Proceeds” shall have the meaning set forth in Section 4.02(d). “Default” shall mean any event, act or condition which with notice or lapse of time, or both, would constitute an Event of Default. “Defaulting Lender” shall mean any Lender that (a) has failed to (i) fund all or any portion of its Loans within two Business Days of the date such Loans were required to be funded by it hereunder unless such Lender notifies Administrative Agent and the Borrower in writing that such failure is the result of such Lender’s determination that one or more conditions precedent to funding (each of which conditions precedent, together with any applicable default, shall be specifically identified in such writing) has not been satisfied, or (ii) pay to the Administrative Agent, or any other Lender any other amount required to be paid by it hereunder within two Business Days of the date when due, (b) has notified the Borrower or #4848-1207-1386 20 the Administrative Agent in writing that it does not intend to comply with its funding obligations hereunder, or has made a public statement to that effect (unless such writing or public statement relates to such Lender’s obligation to fund a Loan hereunder and states that such position is based on such Lender’s determination that a condition precedent to funding (which condition precedent, together with any applicable default, shall be specifically identified in such writing or public statement) cannot be satisfied), (c) has failed, within three Business Days after written request by the Administrative Agent or the Borrower, to confirm in writing to Administrative Agent or the Borrower that it will comply with its prospective funding obligations hereunder (provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon receipt of such written confirmation by the Administrative Agent and the Borrower), or (d) has, or has a direct or indirect parent company that has, (i) become the subject of a proceeding under any Debtor Relief Law or Undisclosed Administration, (ii) had appointed for it a receiver, custodian, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or assets, including the Federal Deposit Insurance Corporation or any other state or federal regulatory authority acting in such a capacity, or (iii) become the subject of a Bail-In Action; provided that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any equity interest in that Lender or any direct or indirect parent company thereof by a Governmental Authority so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender. Any determination by the Administrative Agent that a Lender is a Defaulting Lender under any one or more of clauses (a) through (d) above, and of the effective date of such status, shall be conclusive and binding absent manifest error, and such Lender shall be deemed to be a Defaulting Lender as of the date established therefor by the Administrative Agent in a written notice of such determination, which shall be delivered by the Administrative Agent to the Borrower and each other Lender promptly following such determination. “Designated Non-Cash Consideration” shall mean the fair market value (as determined in good faith by the Borrower) of non-cash consideration received by the Borrower or one of its Restricted Subsidiaries in connection with a Disposition made pursuant to Section 8.04(q) that is designated as “Designated Non-Cash Consideration” pursuant to a certificate of an Authorized Officer of the Borrower delivered to the Administrative Agent (with the amount of Designated Non-Cash Consideration in respect of any Disposition being reduced for purposes of Section 8.04(q) to the extent the Borrower or any Restricted Subsidiary converts the same to cash or Cash Equivalents within 365 days following the consummation of the applicable Disposition). “Designated Preferred Stock” means Preferred Stock of Holdings or any Parent Company, as applicable (other than Disqualified Capital Stock), that is issued after the Third Amendment Effective Date for cash and is so designated as Designated Preferred Stock, pursuant to an officer’s certificate of the Borrower, on the issuance date thereof, the cash proceeds of which are contributed to the capital of the Borrower (if issued by Holdings or any Parent Company) and excluded from the calculation set forth in clause (c) of the first paragraph of Section 7.05. “Disposition” shall mean, with respect to any property (including, without limitation, Capital Stock of the Borrower or any of its Restricted Subsidiaries), any sale, Sale Leaseback Transactions, assignment, conveyance, transfer or other disposition thereof (including by merger or consolidation or amalgamation and excluding the granting of a Lien permitted hereunder) and any issuance of Capital Stock of Holdings’ Restricted Subsidiaries. The terms “Dispose” and “Disposed of” shall have correlative meanings. For the avoidance of doubt, the terms Disposition, Dispose and Disposed of do not refer to the issuance, sale or transfer of Capital Stock by Holdings. #4848-1207-1386 21

“Disqualified Capital Stock” shall mean any Capital Stock which, by its terms (or by the terms of any security or other Capital Stock into which it is convertible or for which it is exchangeable), or upon the happening of any event or condition (a) matures or is mandatorily redeemable (other than solely for Qualified Capital Stock), pursuant to a sinking fund obligation or otherwise (except as a result of a change in control or asset sale so long as any right of the holders thereof upon the occurrence of a change in control or asset sale event shall be exercisable only after the prior repayment in full of the Obligations), in each case, prior to the date that is ninety-one (91) days after the Latest Maturity Date at the time of issuance of the respective Capital Stock, (b) is redeemable at the option of the holder thereof (other than solely for Qualified Capital Stock), in whole or in part, prior to the date that is 91 days after the Latest Maturity Date at the time of issuance of the respective Capital Stock, except as a result of a change in control or an asset sale or, in case of Capital Stock issued to an employee or director of Holdings or a Restricted Subsidiary, the death, disability, retirement, severance or termination of employment or service of such holder, in each case so long as any such right of the holder is exercisable only after the prior repayment in full of the Obligations, or (c) is or becomes convertible into or exchangeable for Indebtedness or any other Capital Stock that would constitute Disqualified Capital Stock, in each case, prior to the date that is 91 days after the Latest Maturity Date at the time of issuance of the respective Capital Stock; provided that if such Capital Stock is issued pursuant to any plan for the benefit of employees of Holdings or its Restricted Subsidiaries or by any such plan to such employees, such Capital Stock shall not constitute Disqualified Capital Stock solely because it may be required to be repurchased by Holdings or its Subsidiaries in order to satisfy applicable statutory or regulatory obligations. The amount of Disqualified Capital Stock deemed to be outstanding at any time for purposes of this Agreement will be the maximum amount that Holdings and its Restricted Subsidiaries may become obligated to pay upon maturity of, or pursuant to any mandatory redemption provisions of, such Disqualified Capital Stock or portion thereof, plus accrued dividends. “Disqualified Lender” shall mean (a) any financial institution or other Person identified by name in writing, on February 10, 2018, by the Borrower to the Administrative Agent as not constituting an “Eligible Assignee” and any Subsidiary or Affiliate thereof reasonably identifiable on the basis of its name and (b) any competitor of the Borrower or its Subsidiaries identified by name in writing by the Borrower to the Administrative Agent from time to time and any Subsidiary or Affiliate thereof reasonably identifiable on the basis of its name (other than any Affiliates that are Bona Fide Lending Affiliates). The Borrower may from time to time update the list of Disqualified Lenders provided to the Administrative Agent prior to the date hereof to include competitors or Affiliates of competitors (in each case other than Affiliates that are Bona Fide Lending Affiliates); provided that such updates shall not apply retroactively to disqualify parties that have previously acquired an assignment or participation interest in the Loans and Commitments. “Dollars” and the sign “$” shall each mean freely transferable lawful money of the United States. “Domestic Subsidiary” shall mean, with respect to any Person, any Subsidiary of such Person incorporated or organized in the United States, any State thereof or the District of Columbia. “Dutch Auction” shall mean one or more purchases (each, a “Purchase”) by a Permitted Auction Purchaser or an Affiliated Lender (either, a “Purchaser”) of Loans; provided that, each such Purchase is made on the following basis: (a) (i) the Purchaser will notify the Auction Manager in writing (a “Purchase Notice”) (and the Administrative Agent will deliver such Purchase Notice to each relevant Lender) that such Purchaser wishes to make an offer to purchase from (x) each Lender with respect to any Class or Tranche of Loans, in an aggregate principal amount as is specified by such Purchaser (the “Loan Purchase Amount”) with respect to each applicable Class and/or Tranche, subject to a range or minimum discount to par expressed #4848-1207-1386 22 as a price at which range or price such Purchaser would consummate the Purchase (the “Offer Price”) of such Loans to be purchased (it being understood that different Offer Prices and/or Loan Purchase Amounts, as applicable, may be offered with respect to different Classes and/or Tranches of Loans and, in such an event, each such offer will be treated as a separate offer pursuant to the terms of this definition); provided that the Purchase Notice shall specify that each Return Bid (as defined below) must be submitted by a date and time to be specified in the Purchase Notice, which date shall be no earlier than the second Business Day following the date of the Purchase Notice and no later than the fifth Business Day following the date of the Purchase Notice (or such other time as the Auction Manager shall agree) and (ii) the Loan Purchase Amount specified in each Purchase Notice delivered by such Purchaser to the Auction Manager shall not be less than $5,000,000 in the aggregate; (b) such Purchaser will allow each Lender holding the Class and/or Tranche of Loans subject to the Purchase Notice to submit a notice of participation (each, a “Return Bid”) which shall specify (i) one or more discounts to par of such Lender’s Class and/or Tranche or Classes and/or Tranches of Loans subject to the Purchase Notice expressed as a price (each, an “Acceptable Price”) (but in no event will any such Acceptable Price be greater than the highest Offer Price for the Purchase subject to such Purchase Notice) and (ii) the principal amount of such Lender’s Class and Tranches of Loans at which such Lender is willing to permit a purchase of all or a portion of its Loans to occur at each such Acceptable Price (the “Reply Amount”); (c) based on the Acceptable Prices and Reply Amounts of the Loans as are specified by the Lenders, the Auction Manager in consultation with such Purchaser, will determine the lowest purchase price (the “Applicable Discount Price”) within the range of the Offer Price for such Purchase that would allow the Purchaser to complete the Purchase by purchasing the full Loan Purchase Amount (or such lesser amount of Loans for which the Purchaser has received a Qualifying Loan (as defined below)); (d) such Purchaser shall purchase Loans from each Lender whose Return Bid is equal to or less than the Applicable Discount Price (each, a “Qualifying Loan” and such Lenders being referred to as “Qualifying Lenders”), subject to clauses (e), (f), (g) and (h) below. All Qualifying Loans (including multiple component Qualifying Loans contained in a single Return Bid) received at an Acceptable Price lower than the Applicable Discount Price will be purchased at such applicable Acceptable Price and shall not be subject to proration; (e) if the aggregate principal amount of all Qualifying Loans submitted in any Purchase would exceed the remaining Loan Purchase Amount (after deducting all Loans to be purchased at prices below the Applicable Discount Price) such Purchaser shall purchase Qualifying Loans at the Applicable Discount Price ratably based on the aggregate principal amounts of all such Qualifying Loans tendered by each such Qualifying Lender in an aggregate amount necessary to complete the purchase of the Loan Purchase Amount; (f) the Purchase shall be consummated pursuant to and in accordance with Section 12.04 and, to the extent not otherwise provided herein, shall otherwise be consummated pursuant to procedures (including as to timing, rounding and minimum amounts, Interest Periods, and other notices by such Purchaser) reasonably acceptable to the Auction Manager and Purchaser (provided that, subject to the proviso of subsection (g) of this definition, such Purchase shall be required to be consummated no later than 10 Business Days after the time that Return Bids are required to be submitted by Lenders pursuant to the applicable Purchase Notice (the “Expiration Date”); provided, that such Expiration Date may be extended for a period not exceeding three (3) Business Days upon notice by the Purchaser to the Auction Manager not less than 24 hours before the original Expiration Date); #4848-1207-1386 23

(g) upon submission by a Lender of a Qualifying Bid (defined below), subject to the foregoing clauses (e) and (f), such Lender will be irrevocably obligated to sell the entirety or its pro rata portion (as applicable pursuant to clause (e) above) of the Reply Amount at the Applicable Discount Price plus accrued and unpaid interest through the date of purchase to such Purchaser pursuant to Section 12.04 and as otherwise provided herein; provided that as long as no Return Bids which contains an Acceptable Price that is equal to or less than the Applicable Discount Price have been submitted (a “Qualifying Bid”), each Purchaser may rescind its Purchase Notice by notice to the Auction Manager; and (h) purchases by a Permitted Auction Purchaser of Qualifying Loans shall result in the immediate Cancellation of such Qualifying Loans. “Earn-Outs” shall mean, with respect to a Permitted Acquisition or any other acquisition of any assets or Property by any Loan Party, that portion of the purchase consideration therefor and that portion of all other payments and liabilities (whether payable in cash or by exchange of Capital Stock or of any Property or otherwise), directly or indirectly, payable by any Loan Party in exchange for, or as part of, or in connection with, such Permitted Acquisition or such other acquisition, as the case may be, that is deferred for payment to a future time after the consummation of such Permitted Acquisition or such other acquisition, as the case may be, whether or not any such future payment is subject to the occurrence of any contingency, and includes any and all payments representing the purchase price and any assumptions of Indebtedness, “earn-outs” and other agreements to make any payment the amount of which is, or the terms of payment of which are, in any respect subject to or contingent upon the revenues, income, cash flow or profits (or the like) of any person or business. “ECF Percentage” shall mean 50%; provided that the ECF Percentage shall be reduced to (i) 25% if the Total Secured Net Leverage Ratio as of the last day of the respective Excess Cash Flow Period on a Pro Forma Basis after giving effect to the Excess Cash Flow as if it were to occur on such date is less than or equal to 4.75:1.00 but greater than 4.00:1.00 and (ii) 0% if the Total Secured Net Leverage Ratio as of the last day of the respective Excess Cash Flow Period on a Pro Forma Basis after giving effect to the Excess Cash Flow as if it were to occur on such date is less than or equal to 4.00:1.00. “EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent. “EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway. “EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution. “Eligible Assignee” shall mean (a) any Lender, any Affiliate of a Lender and any Approved Fund (any two or more Approved Funds with respect to a particular Lender being treated as a single Eligible Assignee for all purposes hereof), and (b) any commercial bank, insurance company, financial institution, investment or mutual fund or other entity that is an “accredited investor” (as defined in Regulation D under the Securities Act); provided that “Eligible Assignee” shall (x) include Permitted Auction Purchasers, subject to the provisions of Section 12.04(a)(iii), but solely to the extent that any such Person purchases or acquires Loans and effects a Cancellation immediately upon such contribution, purchase or #4848-1207-1386 24 acquisition and (y) include Affiliated Investment Funds and Affiliated Lenders, subject to the limitations set forth in the provisions of Section 12.04(a)(iv) and (z) exclude (i) any natural person, or the Sponsor, the Borrower, or any of Holdings or the Sponsor’s or the Borrower’s Affiliates (in each case except as set forth in clauses (x) or (y) above) and (ii) any Disqualified Lender. “Environmental Claims” shall mean any and all administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, consent orders or consent agreements, investigations and/or proceedings relating in any way to any noncompliance with, or liability arising under, any Environmental Law or any permit issued by any Governmental Authority under any Environmental Law (hereafter, “Claims”), including, without limitation, (a) any and all Claims by Governmental Authorities for enforcement, cleanup, removal, response, remedial or other corrective actions or damages pursuant to any Environmental Law, and (b) any and all Claims by any third party seeking damages, contribution, indemnification, cost recovery, compensation or injunctive relief arising out of or relating to an alleged injury or threat of injury to human health and safety or the environment with respect to the Release of, or exposure to, Materials of Environmental Concern. “Environmental Laws” shall mean any and all current or future foreign, federal, state, local or municipal Requirements of Law and common law regulating, relating to or imposing liability or standards of conduct concerning (a) the prevention, abatement or elimination of pollution, the protection or preservation of the environment, or natural resource damages and (b) the use, generation, handling, treatment, storage, disposal, Release, transportation or regulation of, or exposure to Materials of Environmental Concern. “ERISA” shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time and the regulations promulgated and rulings issued thereunder. “EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time. “Event of Default” shall have the meaning set forth in Section 10.01. “Excess Cash Flow” shall mean, for any Excess Cash Flow Period, an amount (not less than zero) equal to the excess, if any, of (a) the sum, without duplication, of (i) Consolidated Net Income for such Excess Cash Flow Period; (ii) the amount of all non-cash charges (such as depreciation, amortization, and impairment) deducted in arriving at such Consolidated Net Income; (iii) the Consolidated Working Capital Adjustment for such Excess Cash Flow Period; (iv) the aggregate net amount of non-cash losses on the Disposition of property by Holdings and its Restricted Subsidiaries during such Excess Cash Flow Period (other than sales of inventory in the ordinary course of business), to the extent deducted in arriving at such Consolidated Net Income; (v) the amount of tax expense in excess of the amount of taxes paid in cash during such Excess Cash Flow Period to the extent such tax expense was deducted in determining Consolidated Net Income for such period; (vi) the amount of expenses in respect of pension and other post employment benefits in excess of the amount of pension and other post employment benefits paid in cash during such Excess #4848-1207-1386 25

Cash Flow Period to the extent such expenses in respect of pension and other post employment benefits were deducted in determining Consolidated Net Income for such period; and (vii) the amount of cash receipts in respect of Swap Agreements during such Excess Cash Flow Period to the extent not included in determining Consolidated Net Income for such period; over (b) the sum, without duplication, of (i) the amount of all non-cash gains or credits included in arriving at such Consolidated Net Income and the aggregate amount of all cash items excluded in the calculation of Consolidated Net Income; (ii) without duplication of amounts deducted from Excess Cash Flow in prior periods, the aggregate amount actually paid by Borrower and its Restricted Subsidiaries in cash on account of Consolidated Capital Expenditures (other than to the extent (1) financed with proceeds from Indebtedness (other than a revolving line of credit) or equity or (2) deducted from the amount of Term Loans required to be prepaid in respect of the preceding Excess Cash Flow Period pursuant to Section 4.02(b)(ii)(z)) during such Excess Cash Flow Period; (iii) without duplication of amounts deducted from Excess Cash Flow in prior periods, the aggregate amount actually paid by Holdings and its Restricted Subsidiaries in cash on account of Permitted Acquisitions (including on account of earn-out payment obligations in connection with Permitted Acquisitions) (other than to the extent (1) financed with proceeds of Indebtedness (other than revolving lines of credit) or equity or (2) deducted from the amount of Term Loans required to be prepaid in respect of the preceding Excess Cash Flow Period pursuant to Section 4.02(b)(ii)(z)) during such Excess Cash Flow Period; (iv) the aggregate amount of all regularly scheduled principal amortization payments of Funded Debt (including the Term Loans) made in respect of such Excess Cash Flow Period (including payments in respect of Capital Lease Obligations to the extent not deducted in the calculation of Consolidated Net Income) (other than (x) prepayments described in Section 4.02(b) and (y) repayments to the extent financed with Indebtedness (other than revolving lines of credit) or equity); (v) the aggregate net amount of gains on the Disposition of property by Holdings and its Restricted Subsidiaries during such Excess Cash Flow Period (other than sales of inventory in the ordinary course of business), to the extent included in arriving at such Consolidated Net Income; (vi) [RESERVED]; (vii) (A) the amount of taxes paid in cash during such Excess Cash Flow Period to the extent they exceed the amount of tax expense deducted in determining Consolidated Net Income for such period and (B) the amount of taxes accrued for such period that have not been paid but are payable within 180 days after the end of such period (provided that (x) such amount was not deducted from Excess Cash Flow in any prior Excess Cash Flow Period and (y) to the extent the amount of taxes paid during such period is less than the amount subtracted for such Excess Cash Flow Period under this clause (vii)(B), the amount of such shortfall shall be added to Excess Cash Flow for the succeeding Excess Cash Flow Period); (viii) [RESERVED]; (ix) the aggregate amount of all principal prepayments or repurchases of Indebtedness (other than (w) prepayments or repurchases of the Loans made during such Excess Cash Flow Period (except for any prepayment in connection with a Disposition that resulted in an increase to Consolidated Net Income and not in excess of the amount of such increase), (x) prepayments or repurchases of loans under the Second Lien Loan Documents made during such Excess Cash Flow Period (except to the extent there is an equivalent permanent reduction in the commitments #4848-1207-1386 26 thereunder), (y) to the extent such prepayments or repurchases are financed with Indebtedness (other than revolving lines of credit) or equity and (z) in respect of any revolving credit facility to the extent there is not an equivalent permanent reduction in commitments thereunder); (x) the aggregate amount of any premium, make-whole or penalty payments actually paid in cash by Holdings and its Restricted Subsidiaries during such Excess Cash Flow Period that are required to be made in connection with any prepayment or satisfaction and discharge of Indebtedness (other than to the extent financed with Indebtedness (other than revolving lines of credit) or equity) to the extent that the amount so prepaid, satisfied or discharged has not already been deducted (whether in determining Consolidated Net Income or otherwise) in determining Excess Cash Flow for that, or any prior, Excess Cash Flow Period; (xi) cash payments made in satisfaction of non-current liabilities (excluding payments of Indebtedness) (other than to the extent financed with Indebtedness (other than revolving lines of credit) or equity) to the extent such non-current liability has not already been deducted (whether in determining Consolidated Net Income or otherwise) in determining Excess Cash Flow for that, or any prior, Excess Cash Flow Period; (xii) to the extent not deducted in arriving at Consolidated Net Income, fees, expenses and purchase price adjustments incurred in connection with the Transactions or, to the extent permitted hereunder, any Investment permitted under Section 8.06 and any equity issuance or debt issuance, in each case (whether or not consummated), to the extent paid in cash by Holdings or any of its Restricted Subsidiaries during such Excess Cash Flow Period; (xiii) the amount of pension and other post employment benefits paid in cash during such Excess Cash Flow Period to the extent such payments exceed the amount of expenses in respect to pension and other post employment benefits deducted in determining Consolidated Net Income for such period; (xiv) to the extent included in clause (a) of this definition, the Excess Cash Flow of any Foreign Subsidiary or non-wholly owned Subsidiary that is not distributed, repatriated or otherwise returned to Holdings or a wholly-owned Domestic Subsidiary of Holdings during such Excess Cash Flow Period but only to the extent that such distribution, repatriation or otherwise would reasonably be expected to result in adverse tax consequences that are not de minimis to Holdings or such wholly-owned Domestic Subsidiary of Holdings as reasonably determined by the Borrower; and (xv) the aggregate amount of expenditures actually made by Holdings and its Restricted Subsidiaries in cash during such period to the extent that such expenditures are not expensed during such period (including any Advisory Fees that were accrued in a prior period and not deducted in the calculation of Excess Cash Flow in any prior period but paid in such period), For the purposes of calculating Excess Cash Flow for any Excess Cash Flow Period, Consolidated Net Income shall not be calculated on Pro Forma Basis and the Consolidated Net Income of a target of any Permitted Acquisition or any Investment permitted under Section 8.06 shall be included in such calculation only from and after the date of the consummation of such Permitted Acquisition or such Investment. “Excess Cash Flow Application Date” shall have the meaning set forth in Section 4.02(b). “Excess Cash Flow Period” shall mean, with respect to any Excess Cash Flow Application Date, the immediately preceding fiscal year, commencing with the fiscal year ending December 31, 2019. “Excluded Accounts” shall mean payroll accounts, employee benefit accounts, withholding tax and other fiduciary accounts, escrow accounts in respect of arrangements with non-affiliated third parties, worker’s compensation, customs accounts, trust and tax withholding which are funded by the Loan #4848-1207-1386 27

Parties in the ordinary course of business or as required by any Requirement of Law and cash collateral accounts subject to Liens permitted under the Loan Documents. “Excluded Assets” shall mean (i) any fee-owned Real Property of the Loan Parties with a fair market value of less than $25,000,000 and all Real Property constituting Leaseholds, (ii) (a) any motor vehicles and other assets subject to certificates of title and (b) any letter of credit rights or commercial tort claims, in each case, with a value of less than $15,000,000 (other than letter of credit rights or commercial tort claims a security interest in which can be perfected by the filing of a UCC financing statement), (iii) any assets in which the grant of a pledge or security interest is prohibited by law, rule, regulation or would reasonably be expected to result in material adverse tax consequences (as determined in good faith by the Borrower in consultation with Collateral Agent), (iv) Capital Stock (a) in any entity that is not a wholly-owned Subsidiary if the granting of a security interest in such Capital Stock would be prohibited by the Organizational Documents of such entity without third party consent which consent has not been obtained, but only to the extent, and for so long as, such prohibition is not terminated or rendered unenforceable or otherwise deemed ineffective by the UCC, Bankruptcy Code or any other requirement of law, (b) that is voting Capital Stock of any Excluded Foreign Subsidiary described in clause (i) of the definition of “Excluded Foreign Subsidiary” in excess of 65% of the total outstanding voting Capital Stock of such Excluded Foreign Subsidiary, (c) of any Excluded Foreign Subsidiary described in clauses (ii) and (iii) of the definition of “Excluded Foreign Subsidiary”, (d) of any Unrestricted Subsidiary, (e) of any Immaterial Subsidiary, (f) of any Subsidiary of the type described in clauses (v), (viii) and (ix) of the first parenthetical in the definition of “Subsidiary Guarantor” and (g) that is Margin Stock, (v) any governmental licenses or state or local franchises, charter and authorization, to the extent security interests in such licenses, franchises, charters or authorizations are prohibited or restricted thereby, (vi) assets in circumstances where the Administrative Agent and the Borrower reasonably agree that the cost of obtaining or perfecting a security interest in such assets is excessive in relation to the benefit to the Lenders of the security to be afforded thereby, (vii) licenses, instruments, leases and agreements to the extent and so long as such a pledge thereof would violate the terms thereof or violate any law, rule or regulation, but only to the extent, and for so long as, such prohibition is not terminated or rendered unenforceable or otherwise deemed ineffective by the UCC, Bankruptcy Code or any other requirement of law, (viii) any property or assets subject to a Lien with respect to any purchase money Indebtedness or Capital Lease Obligations permitted under the Loan Documents if the contract, agreement or document to which such Lien is granted (or in the contract, agreement or document providing for such Capital Lease Obligations) prohibits or requires the consent of any Person as a condition to the creation of any other Lien on such property or asset, (ix) any “intent-to-use” application for registration of a Trademark (as defined in the Security Agreement) filed pursuant to Section 1(b) of the Lanham Act, 15 U.S.C. § 1051, prior to the filing of a “Statement of Use” pursuant to Section 1(d) of the Lanham Act or an “Amendment to Allege Use” pursuant to Section 1(c) of the Lanham Act with respect thereto, solely to the extent, if any, that, and solely during the period, if any, in which, the grant of a security interest therein would impair the validity or enforceability of any registration that issues from such intent-to-use application under applicable federal law, (x) any foreign intellectual property and (xi) any Excluded Accounts; provided that (I) notwithstanding the above, Excluded Assets shall not include any Capital Stock of a Loan Party (other than Holdings) and (II) in the case of clause (v), such exclusion shall not apply (a) to the extent the prohibition is ineffective under applicable anti-nonassignment provisions of the UCC or other law or (b) to proceeds and receivables of the assets referred to in such clause, the assignment of which is expressly deemed effective under applicable anti-nonassignment provisions of the UCC or other law notwithstanding such prohibition; provided that no such asset of the Loan Parties shall be an “Excluded Asset” if such asset constitutes Collateral (or comparable term) for purposes of the ABL Facility or the Second Lien Loan Documents. “Excluded Foreign Subsidiary” shall mean any (i) FSHCO or Foreign Subsidiary directly owned by a Loan Party, (ii) Domestic Subsidiary or Foreign Subsidiary, in each case, the Capital Stock of which is #4848-1207-1386 28 directly owned by any Foreign Subsidiary, and (iii) entity that is a controlled foreign corporation within the meaning of Section 957 of the Code and Capital Stock of which is directly or indirectly owned by any FSHCO; provided, that no Subsidiary of Holdings or the Borrower shall be an “Excluded Foreign Subsidiary” if such Subsidiary is a Loan Party (or comparable term) for purposes of the Second Lien Loan Documents or the ABL Facility. “Excluded Subsidiary” shall have the meaning set forth in the definition of “Subsidiary Guarantor”. “Excluded Swap Obligation” shall mean, with respect to any Guarantor, any Swap Obligation if, and to the extent that, all or a portion of the Guarantee of such Guarantor of, or the grant by such Guarantor of a security interest to secure, such Swap Obligation (or any Guarantee thereof) is or becomes illegal or unlawful under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Guarantor’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act and the regulations thereunder at the time the Guarantee of such Guarantor or the grant of such security interest would otherwise become effective with respect to such Swap Obligation. If a Swap Obligation arises under a master agreement governing more than one swap then such exclusion shall apply to the portion of such Swap Obligation that is attributable to swaps for which such Guarantee or security interest is or becomes illegal or unlawful. “Excluded Taxes” shall mean, with respect to the Administrative Agent, any Lender or any other recipient of any payment to be made by or on behalf of the Borrower or any Guarantor hereunder and under any Note, (i) any Tax imposed on or measured by its net income or net profits, and any franchise taxes imposed on it (in lieu of net income taxes), or branch profits taxes, in each case imposed pursuant to the laws of the jurisdiction (or any subdivision thereof or therein) in which it is organized or in which it has its principal office or, in the case of any Lender, its applicable lending office, or with which it otherwise has or had any other connection (other than a connection arising from the Administrative Agent, such Lender or such other recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Loan or Loan Document), (ii) any Tax imposed under FATCA, (iii) any United States federal withholding tax imposed under the law applicable as of the date the Lender becomes a party hereto (other than pursuant to an assignment request by the Borrower under Section 2.14) or designates a new lending office (other than a change of lending office pursuant to Section 2.13), except in each case to the extent that its assignor was entitled, at the time of such assignment, or such Lender was entitled, immediately before it changed its lending office, to receive additional or indemnified amounts from the Borrower or Guarantor with respect to such Tax pursuant to Section 4.04(a), and (iv) any withholding Tax that is attributable to the Administrative Agent’s, a Lender’s or other recipient’s failure, inability or ineligibility at any time during which it is a party to this Agreement to deliver, pursuant to the applicable Requirement of Law in respect of Taxes, the forms described in Section 4.04(b) (and the Non-Bank Certificate, as applicable) that it is legally entitled to deliver. “Executive Order” shall have the meaning set forth in Section 5.21(b)(i). “Expiration Date” shall have the meaning given to that term in the definition of “Dutch Auction.” “Export Controls” shall mean any and all applicable laws, rules or regulations controlling the export of any U.S. goods, technology or services, including, but not limited to, the Export Administration Act, the Arms Export Control Act, the Export Administration Regulations and the International Traffic in Arms Regulations, each as amended from time to time. #4848-1207-1386 29

“Export Controls List” shall mean any list of identified individuals or entities to which the export of any U.S. goods, technology or services is prohibited or restricted under any Export Controls, including, but not limited to: (a) the Denied Persons List, the Entity List and the Unverified List maintained by the Bureau of Industry and Security of the U.S. Department of Commerce; and (b) the Debarred Parties List maintained by the Directorate of Defense Trade Controls of the U.S. Department of State. “Extended Term Loans” shall have the meaning given to that term in Section 2.16(a)(i). “Extending Lender” shall have the meaning given to that term in Section 2.16(a)(i). “Extension” shall have the meaning given to that term in Section 2.16(a). “FATCA” shall mean Sections 1471 through 1474 of the Code as of the date of this Agreement or any amended or successor version that is substantially comparable and any current or future regulations or official interpretations thereof, any agreements entered into pursuant to Section 1471(b)(1) of the Code, any intergovernmental agreement, treaty or convention among Governmental Authorities implementing such Sections of the Code and any fiscal or regulatory legislation, rules or practices adopted pursuant to any intergovernmental agreement, treaty or convention among Governmental Authorities and implementing such Sections of the Code. “FCPA” shall mean the Foreign Corrupt Practices Act of 1977 (as amended from time to time). “Federal Funds Rate” shall mean, for any period, a fluctuating interest rate equal for each day during such period to the weighted average of the rates on overnight Federal Funds transactions with members of the Federal Reserve System, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by the Administrative Agent from three Federal Funds brokers of recognized standing selected by the Administrative Agent, (and, if any such rate is below zero, then the rate determined pursuant to this definition shall be deemed to be zero). “Fee Letter” shall mean that certain Third Amended and Restated Fee Letter, dated as of the Closing Date, by and among UBS Securities LLC, UBS AG, Stamford Branch, Jefferies Finance LLC, SunTrust Robinson Humphrey, Inc., SunTrust Bank, Wells Fargo Bank, National Association and Borrower. “Fees” shall mean all amounts payable pursuant to or referred to in Section 3.01 and the Fee Letter. “Fifth Amendment” shall mean Amendment No. 5, dated as of June 20, 2023, among the Borrower, Holdings and the Administrative Agent. “First Amendment” shall mean the Incremental Amendment No. 1, dated as of March 1, 2019, among the Borrower, Holdings, the Subsidiary Guarantors, the Administrative Agent, the Collateral Agent and the Lenders party thereto. “First Amendment Effective Date” has the meaning specified in the First Amendment. “First Lien Net Leverage Ratio” shall mean, as of any date of determination, the ratio of (a) the excess of (i) Consolidated Total Debt that, as at such date, is secured by a Lien on any asset or property of Holdings or any of its Restricted Subsidiaries that is not expressly subordinated to the lien securing the Obligations over (ii) Net Cash of Holdings and its Restricted Subsidiaries, to (b) Consolidated EBITDA, calculated on a Pro Forma Basis, for the most recently completed Measurement Period. #4848-1207-1386 30

“First Lien/Second Lien Intercreditor Agreement” shall mean the Intercreditor Agreement, dated as of the date hereof, between the Collateral Agent and the Second Lien Collateral Agent, and acknowledged by certain of the Loan Parties, as the same may be amended, supplemented, waived or otherwise modified from time to time in accordance with the terms hereof and thereof. “Fixed Charges” shall mean, with respect to any Measurement Period and with respect to Borrower and its Restricted Subsidiaries determined on a consolidated basis in accordance with GAAP, Consolidated Interest Expense paid in cash or required to be paid in cash during such Measurement Period (excluding all upfront, closing and similar fees paid on the Closing Date). “Fixed Incremental Amount” shall have the meaning set forth in the definition of Maximum Incremental Term Facilities Amount. “Floor” means a rate of interest of 1.00%. “Foreign Asset Sale” shall have the meaning set forth in Section 4.02(h). “Foreign Lender” shall have the meaning set forth in Section 4.04(b). “Foreign Subsidiary” shall mean, with respect to any Person, any Subsidiary of such Person that is not a Domestic Subsidiary. “Fourth Amendment” shall mean the Incremental Amendment No. 4, dated as of August 17, 2021, among the Borrower, Holdings, the Subsidiary Guarantors, the Administrative Agent, the Collateral Agent and the Lenders party thereto. “Fourth Amendment Effective Date” has the meaning specified in the Fourth Amendment. “Free and Clear Incremental Amount” shall have the meaning set forth in the definition of Maximum Incremental Term Facilities Amount. “FSHCO” shall mean any entity that (i) is directly owned by Holdings, the Borrower or any Domestic Subsidiary of Holdings or the Borrower and (ii) has no material assets other than Capital Stock and/or Indebtedness of one or more FSHCOs, Foreign Subsidiaries or controlled foreign corporations within the meaning of Section 957 of the Code. “Funded Debt” shall mean, with respect to any Person, all Indebtedness of such Person for borrowed money that matures more than one year from the date of its creation or matures within one year from such date but is renewable or extendible, at the option of such Person, to a date more than one year from such date or arises under a revolving credit or similar agreement that obligates the lender or lenders to extend credit during a period of more than one year from such date, including all current maturities and current sinking fund payments in respect of such Indebtedness whether or not required to be paid within one year from the date of its creation and, in the case of the Borrower, shall in any event include all Indebtedness for borrowed money in respect of the Loans, the Second Lien Loans, the ABL Facility and any Permitted Incremental Equivalent Debt. “GAAP” shall mean generally accepted accounting principles in the United States as in effect from time to time, consistently applied. #4848-1207-1386 31

“Governmental Approval” shall mean any consent, authorization, approval, order, license, franchise, permit, certificate, accreditation, registration, filing or notice, of, issued by, from or to, or other act by or in respect of, any Governmental Authority. “Governmental Authority” shall mean the government of the United States, any other nation or any political subdivision thereof, whether state, provincial or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national body exercising such powers or functions, such as the European Union or the European Central Bank). “Guarantee” shall have the meaning set forth in Section 9.02. “Guarantee Obligation” shall mean, as to any Person (the “guaranteeing person”), any obligation, including a reimbursement, counterindemnity or similar obligation, of the guaranteeing person that guarantees or in effect guarantees, or which is given to induce the creation of a separate obligation by another Person (including any bank under any letter of credit) that guarantees or in effect guarantees, any Indebtedness (the “primary obligations”) of any other third Person (the “primary obligor”) in any manner, whether directly or indirectly, including any obligation of the guaranteeing person, whether or not contingent, (a) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (b) to advance or supply funds (i) for the purchase or payment of any such primary obligation or (ii) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (c) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (d) otherwise to assure or hold harmless the owner of any such primary obligation against loss in respect thereof; provided, however, that the term Guarantee Obligation shall not include (v) any Excluded Swap Obligations, (w) endorsements of instruments for deposit or collection in the ordinary course of business, (x) customary and reasonable indemnity obligations in effect on the Closing Date or entered into in connection with any acquisition or disposition of assets or Capital Stock permitted under this Agreement, (y) product warranties given in the ordinary course of business or (z) ordinary course performance guarantees by Holdings or any of its Subsidiaries of the obligations (other than for the payment of Indebtedness) of Holdings or any of its Subsidiaries. The amount of any Guarantee Obligation of any guaranteeing person shall be deemed to be the lower of (a) an amount equal to the stated or determinable amount of the primary obligation in respect of which such Guarantee Obligation is made and (b) the maximum amount for which such guaranteeing person may be liable pursuant to the terms of the instrument embodying such Guarantee Obligation, unless such primary obligation and the maximum amount for which such guaranteeing person may be liable are not stated or determinable, in which case the amount of such Guarantee Obligation shall be such guaranteeing person’s maximum reasonably anticipated liability in respect thereof as determined by the Borrower in good faith; provided that, in the case of any Guarantee Obligations where the recourse to such Person for such Indebtedness is limited to the assets subject to the Lien granted to secure such Indebtedness, then the amount of any Guarantee Obligation of any guaranteeing person shall be the lesser of (A) the amount of the Indebtedness secured by such Lien and (B) the value of the assets subject to such Lien. “Guaranteed Obligations” shall have the meaning set forth in Section 9.01. “Guarantor Joinder Agreement” shall mean an agreement substantially in the form of Exhibit D. “Guarantors” shall mean Holdings and the Subsidiary Guarantors. #4848-1207-1386 32

“Holdings” shall have the meaning set forth in the preamble hereto. “Immaterial Subsidiary” shall mean each Restricted Subsidiary of the Borrower (i) which, as of the most recent fiscal quarter of Holdings, for the period of four consecutive fiscal quarters then ended, for which financial statements have been (or were required to be) delivered pursuant to Section 7.01, contributed less than 5.0% of Consolidated EBITDA for such period or (ii) which had assets with a net book value of less than 5.0% of the Consolidated Total Assets as of such date; provided that, if as of the last day of any fiscal quarter (tested at the time of delivery of the relevant financial statements) the aggregate amount of Consolidated EBITDA or Consolidated Total Assets attributable to all Restricted Subsidiaries that are Immaterial Subsidiaries exceeds 5.0% of Consolidated EBITDA for any such period or 5.0% of Total Assets as of the end of any such fiscal quarter, the Borrower (or, in the event the Borrower has failed to do so within 20 Business Days, the Administrative Agent) shall designate sufficient Restricted Subsidiaries as no longer being Immaterial Subsidiaries to eliminate such excess, and such designated Restricted Subsidiaries shall no longer constitute Immaterial Subsidiaries under this Agreement; provided, however, that no Restricted Subsidiary of the Borrower shall be an “Immaterial Subsidiary” if such Restricted Subsidiary is not an “Immaterial Subsidiary” (or comparable term) for purposes of the Second Lien Loan Documents, the ABL Facility, the documents governing Indebtedness incurred pursuant to Section 8.01(c) or any Permitted Incremental Equivalent Debt Documents. “Incremental Amendment” shall have the meaning set forth in Section 2.15(c). “Incremental Term Facility” shall have the meaning set forth in Section 2.15(a). “Incremental Term Loan Maturity Date” shall mean the date on which an Incremental Term Loan matures as set forth on the Incremental Amendment relating to such Incremental Term Loan. “Incremental Term Loans” shall have the meaning set forth in Section 2.15(a). “Incur” shall mean issue, assume, enter into any Guarantee of, incur or otherwise become liable for; and the terms “Incurred” and “Incurrence” shall have a correlative meaning; provided that (i) any Indebtedness or Capital Stock of any of Holdings or its Restricted Subsidiaries existing on the Closing Date (after giving effect to the Transactions) shall be deemed to be Incurred by Holdings or such Restricted Subsidiary, as the case may be, on the Closing Date and (ii) any Indebtedness or Capital Stock of a Person existing at the time such Person becomes a Restricted Subsidiary (whether by merger, consolidation, acquisition or otherwise) shall be deemed to be Incurred by such Restricted Subsidiary at the time it becomes a Restricted Subsidiary. Accrual of interest, the accretion of accreted value, the payment of interest in the form of additional Indebtedness, and the payment of dividends on Capital Stock constituting Indebtedness in the form of additional shares of the same class of Capital Stock, will not be deemed to be an Incurrence of Indebtedness. Any Indebtedness issued at a discount (including Indebtedness on which interest is payable through the issuance of additional Indebtedness) shall be deemed Incurred at the time of original issuance of the Indebtedness at the initial accreted amount thereof. “Indebtedness” shall mean, with respect to any Person at any date, without duplication, (a) all indebtedness of such Person for borrowed money, (b) all obligations of such Person for the deferred purchase price of property or services which purchase is (i) due more than six months from the date of incurrence of the obligation in respect thereof unless being contested in good faith or (ii) evidenced by a note or similar written instrument, (c) all obligations of such Person evidenced by notes, bonds, debentures or other similar instruments, (d) all indebtedness created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to #4848-1207-1386 33 repossession or sale of such property), (e) all Capital Lease Obligations and all Synthetic Lease Obligations of such Person (excluding, for the avoidance of doubt, lease payments under operating leases), (f) all obligations of such Person, contingent or otherwise, as an account party or applicant under or in respect of acceptances, letters of credit, surety bonds or similar arrangements (except to the extent such obligations are cash collateralized), (g) all indebtedness of such Person created or arising under any Swap Agreement, (h) all Guarantee Obligations of such Person in respect of obligations of the kind referred to in clauses (a) through (g) above and (i) all obligations (excluding prepaid interest thereon) of the kind referred to in clauses (a) through (h) above secured by (or for which the holder of such obligation has an existing right, contingent or otherwise, to be secured by) any Lien on property (including accounts and contract rights) owned by such Person, whether or not such Person has assumed or become liable for the payment of such obligation, but only to the extent of the lesser of (i) the fair market value of such property subject to such Lien and (ii) the amount of Indebtedness secured by such Lien. Notwithstanding the foregoing or anything else herein to the contrary, “Indebtedness” shall not include (i) trade accounts payable, deferred revenues, liabilities associated with customer prepayments and deposits and any such obligations incurred under ERISA, and other accrued obligations (including transfer pricing), in each case incurred in the ordinary course of business, (ii) obligations or liabilities of any Person in respect of any of its Qualified Capital Stock nor the obligations of any Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations would be required to be classified and accounted for as an operating lease under GAAP as existing on the Closing Date (whether or not such lease exists on the Closing Date or hereafter arises), (iii) all obligations under any Swap Agreements unless such obligations are payment obligations that relate to a Swap Agreement that has terminated, (iv) customary obligations under employment agreements and deferred compensation, (v) deferred tax liabilities, (vi) purchase price adjustments, holdback amounts, Earn-Outs and any sums for which such Person is obligated pursuant to noncompetition arrangements entered into in connection with any Acquisition (including Permitted Acquisitions) until such obligations shall become more than five (5) Business Days past being earned, due and payable (unless being properly contested in good faith), (vii) royalty payments made in the ordinary course of business in respect of exclusive and non-exclusive licenses, (viii) any accruals for (A) payroll and (B) other non-interest bearing liabilities accrued in the ordinary course of business, (ix) employee commitments, (x) accrued licensing fees owed under licenses (including intellectual property licenses), (xi) deferred rent obligations in respect of real property leases incurred in the ordinary course of business, (xii) deferred obligations owing to the Sponsor and its Affiliates (including what would otherwise constitute Advisory Fees), (xiii) intercompany liabilities arising from their cash management, tax, and accounting operations and intercompany loans, advances or Indebtedness having a term not exceeding 364 days (inclusive of any rollover or extensions of terms) and made in the ordinary course of business, (xiv) amounts owed to dissenting stockholders in connection with, or as a result of, their exercise of appraisal rights and the settlement of any claims or actions (whether actual, contingent or potential) with respect thereto (including any accrued interest), with respect to any permitted Investment and (xv) the Noke Payment. “Indemnified Person” shall have the meaning set forth in Section 12.01. “Indemnified Taxes” shall mean (a) Taxes, other than Excluded Taxes, imposed on or made in respect of any payment made by or on account of any obligation of a Loan Party under a Loan Document and (b) to the extent not otherwise described in (a), Other Taxes. “Initial Rejection Notice Deadline” shall have the meaning set forth in Section 4.02(f). “Initial Term Loan” shall have the meaning set forth in Section 2.01(a) and (i) on and after the Second Amendment Effective Date shall include the 2019-B Term Loans incurred pursuant to the Second Amendment and, (ii) on and after the Third Amendment Effective Date shall mean the Amendment No. 3 #4848-1207-1386 34

Refinancing Term Loans and (iii) on and after the Fourth Amendment Effective Date shall include the 2021-B Term Loans incurred pursuant to the Fourth Amendment. The aggregate principal amount of Initial Term Loans after giving effect to the transactions contemplated by the ThirdFourth Amendment is $634,607,145.91726,413,482.14. “Initial Term Loan Commitment” shall mean, for each Lender, the amount set forth opposite such Lender’s name in Schedule I directly below the column entitled “Initial Term Loan Commitment” as terminated in accordance with the terms hereof. The aggregate amount of the Initial Term Loan Commitments as of the Closing Date is $470,000,000. “Initial Term Loan Maturity Date” shall mean the date occurring on the seventh anniversary of the Closing Date or, if such date is not a Business Day, the first Business Day thereafter. “Insolvency” shall mean, with respect to any Multiemployer Plan, the condition that such Plan is insolvent within the meaning of Section 4245 of ERISA. “Insolvent” shall mean pertaining to a condition of Insolvency. “Intellectual Property” shall mean all rights, priorities and privileges relating to intellectual property, whether arising under United States, multinational or foreign laws, including all copyrights, trademarks, and service marks, including all associated goodwill, in each case whether registered or applied for with a Governmental Authority, patents, technology, know-how and processes, trade secrets, and any trade dress including logos, designs, and other indicia of origin, internet domain names, intangible rights in software and databases not otherwise included in the foregoing, but not including any of the foregoing in the public domain. Intellectual Property includes all issuances, registrations and applications relating to any of the foregoing. “Intercompany Note” shall mean a promissory note evidencing intercompany Indebtedness, duly executed and delivered substantially in the form of Exhibit L (or such other form as shall be reasonably satisfactory to the Administrative Agent), with blanks completed in conformity herewith. “Intercreditor Agreement” shall mean each of the ABL/Term Loan Intercreditor Agreement, First Lien/Second Lien Intercreditor and any Other Intercreditor Agreement, in each case, if then in effect. “Interest Coverage Ratio” shall mean, as of any date of determination, the ratio of (a) Consolidated EBITDA, calculated on a Pro Forma Basis, for the most recently completed Measurement Period to (b) Fixed Charges for such Measurement Period, in each case, of or by Borrower and its Restricted Subsidiaries, all as determined on a consolidated basis in accordance with GAAP. “Interest Determination Date” shall mean, with respect to any LIBORSOFR Loan, the second Business Day prior to the commencement of any Interest Period relating to such LIBORSOFR Loan, as the case may be. “Interest Period” shall have the meaning set forth in Section 2.10. “Interest Rate Protection Agreement” shall mean any interest rate swap agreement, interest rate cap agreement, interest collar agreement, interest rate hedging agreement or other similar agreement or arrangement. “Investments” shall mean any advance, loan, extension of credit (by way of guarantee or otherwise) or capital contribution to, or purchase any Capital Stock, bonds, notes, debentures or other debt securities of any Person (excluding, in the case of Holdings and its Restricted Subsidiaries, their parent companies #4848-1207-1386 35 and their subsidiaries, (i) intercompany advances arising from their cash management, tax, and accounting operations and (ii) intercompany loans, advances or Indebtedness having a term not exceeding 364 days (inclusive of any roll-over or extensions of terms) and made in the ordinary course of business) or the purchase or other acquisition (in one transaction or a series of transactions) of all or substantially all of the property and assets or business of another Person or assets constituting a business unit, line of business or division of such Person. The amount, as of any date of determination, of (a) any Investment in the form of a loan or an advance shall be the principal amount thereof outstanding on such date, minus any cash payments actually received by such investor representing interest in respect of such Investment (to the extent any such payment to be deducted does not exceed the remaining principal amount of such Investment and without duplication of amounts increasing the Available Amount), but without any adjustment for write-downs or write-offs (including as a result of forgiveness of any portion thereof) with respect to such loan or advance after the date thereof, (b) any Investment in the form of a Guarantee shall be equal to the stated or determinable amount of the related primary obligation, or portion thereof, in respect of which such Guarantee is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof, as determined in good faith by a Authorized Officer, (c) any Investment in the form of a transfer of Capital Stock or other non-cash property by the investor to the investee, including any such transfer in the form of a capital contribution, shall be the fair market value of such Capital Stock or other property as of the time of the transfer, minus any payments actually received by such investor representing a return of capital of, or dividends or other distributions in respect of, such Investment (to the extent such payments do not exceed, in the aggregate, the original amount of such Investment and without duplication of amounts increasing the Available Amount), but without any other adjustment for increases or decreases in value of, or write-ups, write-downs or write-offs with respect to, such Investment after the date of such Investment, and (d) any Investment (other than any Investment referred to in clause (a), (b) or (c) above) by the specified Person in the form of a purchase or other acquisition for value of any Capital Stock, evidences of Indebtedness or other securities of any other Person shall be the original cost of such Investment (including any Indebtedness assumed in connection therewith), plus (i) the cost of all additions thereto and minus (ii) the amount of any portion of such Investment that has been repaid to the investor in cash as a repayment of principal or a return of capital, and of any cash payments actually received by such investor representing interest, dividends or other distributions in respect of such Investment (to the extent the amounts referred to in clause (ii) do not, in the aggregate, exceed the original cost of such Investment plus the costs of additions thereto and without duplication of amounts increasing the Available Amount), but without any other adjustment for increases or decreases in value of, or write-ups, write-downs or write-offs with respect to, such Investment after the date of such Investment. For purposes of Section 8.06, if an Investment involves the acquisition of more than one Person, the amount of such Investment shall be allocated among the acquired Persons in accordance with GAAP; provided that pending the final determination of the amounts to be so allocated in accordance with GAAP, such allocation shall be as reasonably determined by an Authorized Officer. “IRS” shall mean the U.S. Internal Revenue Service. “Joint Bookrunners” shall mean, collectively, the Joint Bookrunners listed on the cover page hereof. “Joint Lead Arrangers” shall mean, collectively, the Joint Lead Arrangers listed on the cover page hereof. “Latest Maturity Date” shall mean, at any date of determination, the latest maturity or expiration date applicable to any Loan or Commitment at such time under this Agreement, any Incremental Amendment, Extension or Refinancing Amendment. #4848-1207-1386 36

“Leaseholds” shall mean, with respect to any Person, all the right, title and interest of such Person as lessee or licensee in, to and under leases or licenses of land, improvements and/or fixtures. “Lender” shall mean each financial institution listed on Schedule I and any other Person that shall have become a party hereto pursuant to an Assignment and Assumption, an Incremental Amendment, an Extension or a Refinancing Amendment, other than any such Person that shall have ceased to be a party hereto pursuant to an Assignment and Assumption. For the avoidance of doubt, each Lender making a Term B-2 Loan pursuant to the First Amendment, making a 2019-B Term Loan pursuant to the Second Amendment or, making an Amendment No. 3 Refinancing Term Loan pursuant to the Third Amendment or making a 2021-B Term Loan pursuant to the Fourth Amendment shall constitute a “Lender” hereunder and, after the First Amendment Effective Date, the Second Amendment Effective Date and, the Third Amendment Effective Date and the Fourth Amendment Effective Date, as applicable, the Administrative Agent shall update and/or modify the Register to give effect to the First Amendment Effective Date, the Second Amendment Effective Date and, the Third Amendment Effective Date and the Fourth Amendment Effective Date and the transactions contemplated by the First Amendment, the Second Amendment and, the Third Amendment and the Fourth Amendment, respectively. “LIBOR Loan” shall mean each Loan designated as such by the Borrower at the time of the incurrence thereof or conversion thereto. “LIBOR Rate” shall mean (a) the rate per annum determined by the Administrative Agent at approximately 11:00 a.m. (London time) on the date that is two Business Days prior to the commencement of such Interest Period by reference to the Reuters Screen LIBOR01 for deposits in Dollars (or such other comparable page as may, in the opinion of the Administrative Agent, replace such page for the purpose of displaying such rates) for a period equal to such Interest Period; provided that to the extent that an interest rate is not ascertainable pursuant to the foregoing provisions of this definition, the “LIBOR Rate” shall be the interest rate per annum determined by the Administrative Agent to be the average of the rates per annum at which deposits in Dollars are offered for such relevant Interest Period to major banks in the London interbank market in London, England by the Administrative Agent at approximately 11:00 a.m. (London time) on the date that is two Business Days prior to the beginning of such Interest Period, divided by (b) a percentage equal to 100% minus the then stated maximum rate of all reserve requirements (including, without limitation, any marginal, emergency, supplemental, special or other reserves required by applicable law) applicable to any member bank of the Federal Reserve System in respect of Eurocurrency funding or liabilities as defined in Regulation D (or any successor category of liabilities under Regulation D); provided, that to the extent the LIBOR Rate would be less than 1.00%, the LIBOR Rate shall be deemed to be 1.00%. “Lien” shall mean any mortgage, deed of trust, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), security interest, preference, priority or other security agreement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement, any financing or similar statement or notice filed under the UCC or any other similar recording or notice statute, and any lease having substantially the same effect as any of the foregoing). “Limited Condition Acquisition” means any Acquisition (or similar Investment) by one or more of Holdings and its Restricted Subsidiaries, in each case whose consummation is not conditioned on the availability of, or on obtaining, third party financing. “Loan Documents” shall mean this Agreement, the Security Agreement, the ABL/Term Loan Intercreditor Agreement, the First Lien/Second Lien Intercreditor Agreement and, after the execution and delivery thereof pursuant to the terms of this Agreement, each Term Note, each other Security Document, #4848-1207-1386 37 each Other Intercreditor Agreement, each Incremental Amendment, each Refinancing Amendment and each Extension, and any other agreement entered into, now or in the future, by any Loan Party or Subsidiary thereof and Administrative Agent or any Lender in connection with this Agreement that is designated by a Loan Party as such. For the avoidance of doubt, Secured Swap Agreements, Cash Management Agreements and other documents evidencing Cash Management Obligations do not constitute Loan Documents hereunder. “Loan Modification Offer” shall have the meaning set forth in Section 2.16(a). “Loan Parties” shall mean Holdings, the Borrower and each Subsidiary Guarantor. “Loan Party Insolvency” shall have the meaning set forth in Section 12.04(a)(iv)(G). “Loan Party Plan of Reorganization” shall have the meaning set forth in Section 12.04(a)(iv)(G). “Loan Purchase Amount” shall have the meaning set forth in the definition of “Dutch Auction.” “Loans” shall mean the Term Loans, the Other Term Loans, and any other loans created pursuant to an Extension. “Majority Lenders” of any Tranche shall mean those Non-Defaulting Lenders which would constitute the Required Lenders under, and as defined in, this Agreement if all outstanding Obligations of the other Tranches under this Agreement were repaid in full and all Commitments with respect thereto were terminated. “Mandatory Prepayment Date” shall have the meaning set forth in Section 4.02(f). “Margin Stock” shall have the meaning set forth in Regulation U of the Board. “Market Capitalization” means an amount equal to (i) the total number of issued and outstanding shares of Capital Stock of the Holdings (or any successor entity) or any direct or indirect parent of the Holdings on the date of the declaration or making of the relevant Restricted Payment multiplied by (ii) the arithmetic mean of the closing prices per share of such Capital Stock for the 30 consecutive trading days immediately preceding the date of declaration or making of such Restricted Payment. “Material Adverse Effect” means (a) on the Closing Date, a Company Material Adverse Effect (as defined in the Closing Date Acquisition Agreement) and (b) at any time after the Closing Date, (i) a material adverse change in, or a material adverse effect upon, the operations, business, properties, liabilities (actual or contingent), or financial condition of the Parent Borrower and its Subsidiaries taken as a whole; (ii) a material impairment of the ability of the Loan Parties, taken as a whole, to perform its obligations under any Loan Document to which they are a party; or (iii) a material impairment of the rights and remedies of the Administrative Agent or any Lender under any Loan Document or a material adverse effect upon the legality, validity, binding effect or enforceability against the Loan Parties, taken as a whole, of any Loan Document to which they are a party. “Material Indebtedness” shall have the meaning set forth in Section 7.07(b). “Materials of Environmental Concern” shall mean any pollutants, contaminants, wastes, toxic, hazardous, explosive or radioactive materials, or substances, including any petroleum or petroleum products, asbestos, polychlorinated biphenyls, lead or lead-based paints or materials, potentially infectious medical waste, radon, urea-formaldehyde insulation, molds, fungi, mycotoxins, radioactive #4848-1207-1386 38 materials or radiation, in each case defined, regulated by or which may give rise to liability under any Environmental Law. “Maturity Date” shall mean, with respect to the relevant Tranche of Loans, the Initial Term Loan Maturity Date, the Incremental Term Loan Maturity Date, the final maturity date in any Extension or the final maturity date in any Refinancing Amendment, as the case may be. “Maximum Incremental Term Facilities Amount” shall mean, at any date of determination (subject to the reclassification rights set forth in the last paragraph of this definition), the sum of: (a) (i) (x) the greater of $114,000,000 and 100% of Consolidated EBITDA on a Pro Forma Basis for the most recently completed Measurement Period (the “Free and Clear Incremental Amount”) less (y) the principal amount of any Incremental Term Facilities (as defined in the Second Lien Credit Agreement) incurred under clause (a)(i) of the definition of Maximum Incremental Term Facilities Amount (as defined in the Second Lien Credit Agreement) under the Second Lien Credit Agreement and Permitted Incremental Equivalent Debt incurred in reliance on the Free and Clear Incremental Amount; plus (ii) the amount of any voluntary prepayments of the Loans, any voluntary prepayment of any Permitted Incremental Equivalent Debt that is pari passu in right of payment and with respect to security with the Loans and any repurchases (not to exceed the actual purchase price paid in cash) of Term Loans offered to all applicable Lenders on a pro rata basis pursuant to a Dutch Auction or other Open Market Purchase and otherwise in accordance with Section 12.04(a)(iii) (it being understood that any such voluntary prepayment or repurchase financed with the proceeds of incurrences of Indebtedness (other than revolving Indebtedness) shall not increase the calculation of the amount under this clause (a)(ii)), less the principal amount of any Incremental Term Facilities (as defined in the Second Lien Credit Agreement) incurred in reliance on this clause (a)(ii) of the definition of Maximum Incremental Term Facilities Amount (as defined in the Second Lien Credit Agreement) under the Second Lien Credit Agreement and Permitted Incremental Equivalent Debt incurred in reliance on this clause (a)(ii) (the amount set forth in this clause (a), the “Fixed Incremental Amount”); plus (b) an unlimited amount if after giving effect to the incurrence of such Permitted Incremental Equivalent Debt or Incremental Term Facility and the application of the proceeds therefrom, (i) if such Incremental Facility or Permitted Incremental Equivalent Debt is secured on a pari passu basis with the Obligations and is not subordinated in right of payment to the Obligations (including as a result of being “last out” in any waterfall), the First Lien Net Leverage Ratio, calculated on a Pro Forma Basis as of the most recently completed Measurement Period (x) is no greater than 4.25:1.00 or (y) if such Indebtedness is incurred in connection with a Permitted Acquisition or other permitted Investment, is no greater than the First Lien Net Leverage Ratio in effect immediately prior to the applicable Permitted Acquisition or other permitted Investment, (ii) if such Incremental Facility or Permitted Incremental Equivalent Debt is (I) secured on a junior lien basis to the Obligations or (II) is secured on a pari passu basis to the Obligations but is subordinated in right of payment to the Obligations (including as a result of being “last out” in any waterfall), the Total Secured Net Leverage Ratio, calculated on a Pro Forma Basis as of the most recently completed Measurement Period, either (x) is no greater than 6.50:1.00 or (y) if such Indebtedness is incurred in connection with a Permitted Acquisition or other permitted Investment, is no greater than the Total Secured Net Leverage Ratio in effect on such applicable date of determination immediately prior to such Permitted Acquisition or other permitted Investment, and #4848-1207-1386 39

(iii) if such Incremental Facility or Permitted Incremental Equivalent Debt is unsecured, either (x) the Total Net Leverage Ratio, calculated on a Pro Forma Basis as of the most recently completed Measurement Period, is (A) no greater than 6.50:1.00 or (B) if such Indebtedness is incurred in connection with a Permitted Acquisition or other permitted Investment, is no greater than the Total Net Leverage Ratio in effect on such applicable date of determination immediately prior to such Permitted Acquisition or other permitted Investment or (y) the Interest Coverage Ratio, calculated on a Pro Forma Basis as of most recently completed Measurement Period, is either (A) no less than 2.00:1.00 or (B) if such Indebtedness is incurred in connection with a Permitted Acquisition or other permitted Investment, is no less than the Interest Coverage Ratio in effect on such applicable date of determination immediately prior to such Permitted Acquisition or other permitted Investment, provided, that (i) to the extent the proceeds of any Permitted Incremental Equivalent Debt or Incremental Term Facility are intended to be applied to finance a Limited Condition Acquisition, at the election of the Borrower, the First Lien Net Leverage Ratio, Total Secured Net Leverage Ratio, Total Net Leverage Ratio or Interest Coverage Ratio, as the case may be, shall instead be tested in accordance with Section 1.02(m); (ii) all Permitted Incremental Equivalent Debt and Incremental Term Facilities in each case established on or prior to such date shall be assumed to be fully drawn for purposes of the calculation of “First Lien Net Leverage Ratio”, “Total Secured Net Leverage Ratio”, “Total Net Leverage Ratio” or “Interest Coverage Ratio”, (iii) the proceeds of such Permitted Incremental Equivalent Debt and Incremental Term Facilities are not included as Net Cash for the purposes of any calculation required above; provided that to the extent the proceeds of such Incremental Term Loans or Permitted Incremental Equivalent Debt are to be used to prepay Indebtedness, the use of such proceeds for the prepayment of such Indebtedness may be calculated on a Pro Forma Basis; (iv) all commitments under any Permitted Incremental Equivalent Debt in the form of revolving indebtedness shall be assumed to be fully drawn, (v) Permitted Incremental Equivalent Debt and Incremental Term Facilities, shall be incurred pursuant to clause (b) above prior to utilization of amounts set forth in clause (a) above and (vi) amounts incurred in reliance on the Fixed Incremental Amount concurrently with amounts incurred in reliance on clause (b) above shall not be included as Indebtedness in the First Lien Net Leverage Ratio, Total Secured Net Leverage Ratio, Total Net Leverage Ratio or Interest Coverage Ratio, as applicable, for purposes of calculating any amounts that may be incurred pursuant to clause (b) above on the same day. In determining the Maximum Incremental Term Facilities Amount, if all or any portion of any Permitted Incremental Equivalent Debt or Incremental Term Facility was incurred or issued in reliance on the Fixed Incremental Amount and thereafter such amount could have been incurred pursuant to the applicable subclause of clause (b) of this definition, such Permitted Incremental Equivalent Debt or Incremental Term Facility shall automatically be reclassified as having been incurred pursuant to clause (b) of this definition and thereafter shall not count as utilization of the Fixed Incremental Amount. “Maximum Rate” shall have the meaning given to that term in Section 12.18. “Measurement Period” shall mean, at any date of determination, the most recently completed trailing four fiscal quarters of Borrower for which financial statements have been delivered pursuant to Section 7.1(a) or (b) or at the option of Borrower, in the case of any transaction the permissibility of which requires a calculation on a Pro Forma Basis, for the period of the most recently ended fiscal quarter prior to the date of such determination for which internal financial statements are available. “MFN Adjustment” shall have the meaning set forth in Section 2.16(a). “Minimum Borrowing Amount” shall mean $250,000. #4848-1207-1386 40

“Minimum Extension Condition” shall have the meaning given to that term in Section 2.16(b). “Minute Note” shall have the meaning set forth in the recitals hereto. “Moody’s” shall mean Moody’s Investors Service, Inc. “Mortgage” shall mean a mortgage, deed of trust, deed to secure debt, debenture or similar security instrument. “Mortgaged Property” shall mean any Real Property owned by any Loan Party which is encumbered (or required to be encumbered) by a Mortgage pursuant to the terms hereof. “Multiemployer Plan” shall mean a plan that is a multiemployer plan as defined in Section 4001(a)(3) of ERISA subject to the provisions of Title IV of ERISA, which is contributed to by (or to which there is or may be an obligation to contribute of) Holdings, the Borrower or any Commonly Controlled Entity or to which Holdings, the Borrower or a Commonly Controlled Entity has any direct or indirect liability or has within any of the preceding five years made or accrued an obligation to make contributions. “NAIC” shall mean the National Association of Insurance Commissioners. “Net Cash” shall mean (i) Unrestricted cash and Cash Equivalents of Holdings and its Restricted Subsidiaries and (ii) cash and Cash Equivalents of Holdings and its Restricted Subsidiaries Restricted in favor of the Administrative Agent or any Lender (which cash and Cash Equivalents may also secure other Indebtedness together with the Obligations). “Net Cash Proceeds” shall mean (a) in connection with any Asset Sale, any Recovery Event or any other sale of assets, the proceeds thereof actually received in the form of cash and cash equivalents (including Cash Equivalents) (including any such proceeds received by way of deferred payment of principal pursuant to a note or installment receivable or purchase price adjustment receivable or otherwise, but only as and when received), net of (i) attorneys’ fees, accountants’ fees, investment banking fees, and other bona fide fees, costs and expenses actually incurred in connection therewith, (ii) amounts (including the principal amount, any premium, penalty or interest) required to be applied (or to establish an escrow for the future repayment thereof) to the repayment of Indebtedness (including repayments of Indebtedness under the Second Lien Loan Documents, the ABL Facility or any Permitted Incremental Equivalent Debt but only to the extent such repayment is required pursuant to the terms thereof) secured by a Lien expressly permitted hereunder on any asset that is the subject of such Asset Sale or Recovery Event or any other sale of assets, (iii) taxes paid and the Borrower’s reasonable and good faith estimate of income, franchise, sales, and other applicable taxes required to be paid by Holdings, the Borrower or any Restricted Subsidiary in connection with such Asset Sale or Recovery Event or any other sale of assets, (iv) a reasonable reserve for any indemnification payments (fixed or contingent) attributable to the seller’s indemnities and representations and warranties to the purchaser in respect of such Asset Sale or any other sale of assets owing by Holdings or any of its Restricted Subsidiaries in connection therewith and which are reasonably expected to be required to be paid; provided that to the extent such indemnification payments are not made and are no longer reserved for, such reserve amount shall constitute Net Cash Proceeds, (v) cash escrows to Holdings or any of its Restricted Subsidiaries from the sale price for such Asset Sale or other sale of assets; provided that any cash released from such escrow shall constitute Net Cash Proceeds upon such release, (vi) in the case of a Recovery Event, costs of preparing assets for transfer upon a taking or condemnation and (vii) other customary fees and expenses actually incurred in connection therewith, and (b) in connection with any incurrence or issuance of Indebtedness or Capital Stock, the cash proceeds received from any such issuance or incurrence, net of attorneys’ fees, investment banking fees, accountants’ fees, underwriting #4848-1207-1386 41 discounts and commissions and other bona fide fees and expenses actually incurred in connection therewith, and any taxes paid or reasonably estimated to be actually paid in connection therewith. “Net Worth” shall have the meaning set forth in Section 9.09. “New York UCC” shall mean the Uniform Commercial Code as in effect from time to time in the State of New York. “Noke Payment” shall mean a payment of up to $6,000,000 during the fiscal year 2018 to be made pursuant to that certain Services Agreement, effective as of August 3, 2017, by and among Nokē Inc., FŪZ Designs LLC and Janus International Group, LLC. “Non-Bank Certificate” shall have the meaning set forth in Section 4.04(b)(iv). “Non-Core Asset Sale” shall mean a sale for cash of assets by any Loan Party or Subsidiary of a Loan Party to a Person (other than a Loan Party or any Subsidiary thereof) in accordance with the terms of Section 8.04(t), provided that such Loan Party or Subsidiary is not (in the opinion of the Borrower (acting reasonably)) reliant on such assets to conduct its business as conducted as of the date of such sale. “Non-Defaulting Lender” shall mean and include each Lender, other than a Defaulting Lender. “Non-Guarantor Subsidiary” shall mean any Restricted Subsidiary that is not a Subsidiary Guarantor; provided, that no Restricted Subsidiary of Holdings or the Borrower shall be a “Non-Guarantor Subsidiary” if such Restricted Subsidiary is not a “Non-Guarantor Subsidiary” (or comparable term) for purposes of the Second Lien Loan Documents, the documents governing Indebtedness incurred pursuant to Section 8.01(c) or any Permitted Incremental Equivalent Debt. “Non-Restricted Persons” shall have the meaning set forth in Section 12.04(a)(iv)(G). “Non-U.S. Plan” shall mean any plan, fund (including, without limitation, any superannuation fund) or other similar program established, contributed to (regardless of whether through direct contributions or through employee withholding) or maintained outside the United States by Holdings, the Borrower or one or more Subsidiaries primarily for the benefit of employees of Holdings, the Borrower or such Subsidiaries residing outside the United States, which plan, fund or other similar program provides, or results in, retirement income, a deferral of income in contemplation of retirement or payments to be made upon termination of employment, and which plan is not subject to ERISA or the Code (other than any plan maintained or required to be contributed to by a Governmental Authority). “Not Otherwise Applied” shall mean, with reference to any proceeds of any transaction or event or of Excess Cash Flow or the Available Amount that is proposed to be applied to a particular use or transaction, that such amount (a) was not required to prepay Loans pursuant to Section 4.02 and (b) has not previously been (and is not simultaneous being) applied pursuant to clause (j), (k), (l), (m) or (n) of the definition of Available Amount. “Notes” shall mean Term Notes and any other promissory notes evidencing any other Loans hereunder. “Notice of Borrowing” shall have the meaning set forth in Section 2.03. “Notice of Conversion/Continuation” shall have the meaning set forth in Section 2.07. “Notice Office” shall mean the office of the Administrative Agent located at 600 Washington Boulevard, 9th Floor, Stamford, Connecticut 06901, Attention: Structured Finance Processing (Email: #4848-1207-1386 42

agency-ubsamericas@ubs.com; Facsimile: 203-719-4176) or such other office as the Administrative Agent may hereafter designate in writing as such to the other parties hereto. “Obligations” shall mean (i) the unpaid principal of and interest on (including interest accruing after the maturity of the Term Loans or the maturity of Secured Cash Management Obligations or Secured Swap Agreements and interest accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Borrower or any Guarantor, whether or not a claim for post-filing or post-petition interest is allowed or allowable in such proceeding) the Term Loans and (ii) all other obligations and liabilities of the Borrower or any other Loan Party (including with respect to guarantees) to the Administrative Agent, any Lender, any other Secured Party or any Qualified Counterparty party to a Secured Swap Agreement or a Secured Party providing Secured Cash Management Obligations, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, this Agreement or any other Loan Document or any other document made, delivered or given in connection herewith or therewith or any Secured Swap Agreement or any document relating to Secured Cash Management Obligations, whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses (including all fees, charges and disbursements of counsel to the Administrative Agent or to any Lender that are required to be paid by the Borrower or any Guarantor pursuant to any Loan Document), guarantee obligations or otherwise. Notwithstanding anything to the contrary herein, Obligations shall not include any Excluded Swap Obligation. “OFAC” shall mean the Office of Foreign Assets Control of the U.S. Department of the Treasury. “Offer Price” shall have the meaning set forth in the definition of “Dutch Auction.” “Open Market Purchase” shall have the meaning set forth in Section 12.04(a)(iii). “Organizational Document” shall mean (i) relative to each Person that is a corporation, its charter and its by-laws (or similar documents), (ii) relative to each Person that is a limited liability company, its certificate of formation and its operating agreement (or similar documents), (iii) relative to each Person that is a limited partnership, its certificate of formation and its limited partnership agreement (or similar documents), (iv) relative to each Person that is a general partnership, its partnership agreement (or similar document) and (v) relative to any Person that is any other type of entity, such documents as shall be comparable to the foregoing. “Other Intercreditor Agreement” shall mean any intercreditor agreement executed in connection with any transaction requiring such agreement to be executed pursuant to the terms hereof, among the Administrative Agent, the Borrower, the Guarantors and one or more other Representatives of Indebtedness to be subject to such intercreditor agreement or any other party, as the case may be, (i) in the case of Indebtedness Incurred under Section 8.01(b), Section 8.01(aa) or Permitted Incremental Equivalent Debt that is to be secured on a junior basis to the Obligations, substantially on the terms set forth (a) to the extent such Indebtedness Incurred is to be secured equally with the Second Lien Obligations, in each of (x) the ABL/Term Loan Intercreditor Agreement and (y) the First Lien/Second Lien Intercreditor Agreement by entering, in each case, into a joinder thereto or a separate intercreditor agreement substantially similar to the ABL/Term Loan Intercreditor Agreement or First Lien/Second Lien Intercreditor Agreement, as applicable, or (b) to the extent such Indebtedness is Incurred under Section 8.01(c) or Permitted Incremental Equivalent Debt that is to be secured equally and ratably with the Obligations, a Pari Passu Intercreditor Agreement (in each case, except to the extent otherwise reasonably agreed by the Borrower and the Administrative Agent) and, in each case, on such other terms that are reasonably satisfactory to the Administrative Agent, in each case, as amended, restated, amended and restated, supplemented or otherwise modified from time to time with the consent of the #4848-1207-1386 43

Administrative Agent (or replaced in connection with a Permitted Refinancing or incurrence of Indebtedness under Section 8.01(c) or Permitted Incremental Equivalent Debt) (such consent not to be unreasonably withheld or delayed). “Other Taxes” shall mean all present or future stamp, court or documentary, intangible recording, filing or similar Taxes (excluding, for the avoidance of doubt, any Excluded Taxes) that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document, except any such Taxes that are imposed on a Lender or Agent by a jurisdiction with which it has or had a connection (other than a connection arising from such Lender or Agent having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Loan or Loan Document) with respect to an assignment, other than an assignment made pursuant to Section 2.14. “Other Term Commitments” shall mean, with respect to each Additional Refinancing Lender, the commitment, if any, of such Additional Refinancing Lender to make one or more Classes of Other Term Loans under any Refinancing Amendment, expressed as an amount representing the maximum principal amount of the Other Term Loans to be made by such Lender under such Refinancing Amendment, as such commitment may be reduced or increased from time to time in accordance with this Agreement. “Other Term Loans” shall mean one or more Classes of Term Loans made pursuant to or that result from a Refinancing Amendment. “Parent Company” shall mean any direct or indirect parent company of which Holdings is a Wholly Owned Subsidiary (other than investment funds that are Affiliates of the Sponsor). “Pari Passu Intercreditor Agreement” means a customary intercreditor agreement substantially in the form annexed hereto as Exhibit K together with any changes thereto to the extent permitted by the definition of Other Intercreditor Agreement. “Participant” shall have the meaning set forth in Section 12.04(b). “Participant Register” shall have the meaning set forth in Section 12.04(b). “Patriot Act” shall mean the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, Pub. L. 107-56 (signed into law October 26, 2001), as amended by the USA PATRIOT Improvement and Reauthorization Act, Pub. L. 109-177 (signed into law March 9, 2006) (as amended from time to time). “Payee Representative” shall have the meaning set forth in Section 10.03(c). “Payment Office” shall mean the office of the Administrative Agent located at 600 Washington Boulevard, 9th floor, Stamford, Connecticut 06901, Attention: Structured Finance Processing, (Email: agency-ubsamericas@ubs.com; Facsimile: 203-719-4176) or such other office as the Administrative Agent may hereafter designate in writing as such to the other parties hereto. “PBGC” shall mean the Pension Benefit Guaranty Corporation established pursuant to Subtitle A of Title IV of ERISA (or any successor). “Perfection Certificate” shall mean the Perfection Certificate substantially in the form of Exhibit M. #4848-1207-1386 44

“Periodic Term SOFR Determination Day” has the meaning specified in the definition of “Term SOFR”. “Permitted Acquisition” shall mean any Acquisition, provided that each of the following conditions shall be met (or waived by the Required Lenders): (a) in the case of any purchase or other acquisition of Capital Stock in a Person, (i) such Person, upon the consummation of such purchase or acquisition, will be a Subsidiary (including as a result of a merger or consolidation between any Subsidiary and such Person), or (ii) such Person is merged into or consolidated with a Subsidiary and such Subsidiary is the surviving entity of such merger or consolidation, (b) the business acquired in such Acquisition, constitutes a line of business permitted by Section 8.12, and (c) after giving effect to any such purchase or other acquisition, no Event of Default pursuant to Section 10.01(a) or (f) shall have occurred and be continuing; provided that, in connection with a Limited Condition Transaction, the only condition with respect to absence of an Event of Default pursuant to Section 10.01(a) or (f) shall be the absence of an Event of Default pursuant to Section 10.01(a) or (f) at the time the definitive acquisition agreement with respect to such Acquisition is entered into. “Permitted Auction Purchaser” shall mean the Borrower and Holdings. “Permitted Holders” shall mean the Sponsor and any Controlled Affiliate of the Sponsor (other than other portfolio companies that are Affiliates). “Permitted Incremental Equivalent Debt” shall mean Indebtedness issued, incurred or otherwise obtained by the Borrower and/or any Guarantor in respect of one or more series of senior unsecured notes, senior secured first lien or junior lien notes or subordinated notes (in each case issued in a public offering, Rule 144A or other private placement in lieu of the foregoing (and any Registered Equivalent Notes issued in exchange therefor)), junior lien or unsecured (but not senior secured first lien) loans or secured or unsecured mezzanine Indebtedness that, in each case, if secured, will be secured by Liens on the Collateral on an equal priority or a junior priority basis with the Liens on Collateral securing the Obligations, and that are issued or made in lieu of Incremental Term Facilities; provided that (i) the aggregate principal amount of all Permitted Incremental Equivalent Debt at the time of issuance or incurrence shall not exceed the Maximum Incremental Term Facilities Amount at such time, (ii) such Permitted Incremental Equivalent Debt shall not be subject to any Guarantee by any Person other than a Loan Party, (iii) in the case of Permitted Incremental Equivalent Debt that is secured, the obligations in respect thereof shall not be secured by any Lien on any asset of any Person other than any asset constituting Collateral, (iv) if such Permitted Incremental Equivalent Debt is secured, such Permitted Incremental Equivalent Debt shall be subject to the ABL/Term Loan Intercreditor Agreement, the First Lien/Second Lien Intercreditor Agreement and/or applicable Other Intercreditor Agreement, (v) at the time of Incurrence, such Permitted Incremental Equivalent Debt has a final maturity date equal to or later than the final maturity date of, and has a Weighted Average Life to Maturity equal to or longer than the Weighted Average Life to Maturity of, the Term Loans (excluding the effects of nominal amortization in the amount of no greater than one percent per annum of the original stated principal amount of such Indebtedness on the date of Incurrence thereof), (vi) immediately before and after giving effect to such Permitted Incremental Equivalent Debt, no Default or Event of Default has occurred and is continuing or would result therefrom and the representations and warranties in Article V shall be true and correct in all material respects; provided that to the extent the proceeds of any such Permitted Incremental Equivalent Debt are intended to be applied to finance a Limited Condition Acquisition, if agreed to by the holders #4848-1207-1386 45 providing such Permitted Incremental Equivalent Debt, (x) the only representations and warranties that will be required to be true and correct in all material respects (or, in the case of any representations and warranties qualified by materiality or Material Adverse Effect, in all respects) as of the applicable closing date for such Permitted Incremental Equivalent Debt shall be (A) customary “specified representations” with respect to the applicable acquired company or business and (B) such of the representations and warranties made by or on behalf of the applicable acquired company or business in the applicable acquisition agreement as are material to the interests of the holders, but only to the extent that Holdings or the applicable Subsidiary has the right to terminate its obligations under such acquisition agreement or not consummate such acquisition as a result of a breach of such representations or warranties in such acquisition agreement, and (y) the only condition with respect to absence of a Default or Event of Default shall be the absence of a Default or Event of Default at the time such acquisition agreement is entered into, and (vii) such Permitted Incremental Equivalent Debt is on market terms and such terms do not provide for any mandatory repayment, mandatory redemption, mandatory offer to purchase or sinking fund obligation prior to the Latest Maturity Date at the time of incurrence, issuance or obtainment of such Permitted Incremental Equivalent Debt, other than customary prepayments, repurchases or redemptions of or offers to prepay, redeem or repurchase upon a change of control, unpermitted debt incurrence event, asset sale event or casualty or condemnation event, customary prepayments, redemptions or repurchases or offers to prepay, redeem or repurchase based on excess cash flow, customary acceleration rights upon an event of default or to the extent such prepayment, repurchase or redemption or offer is accompanied by the prepayment of a pro rata portion of the outstanding principal of the Term Loans. “Permitted Incremental Equivalent Debt Documents” shall mean any document or instrument (including any guarantee, security agreement or mortgage and which may include any or all of the Loan Documents) issued or executed and delivered with respect to any Permitted Incremental Equivalent Debt by any Loan Party. “Permitted Refinancing” shall mean, with respect to any Person, any modification, refinancing, refunding, renewal or extension of any Indebtedness of such Person; provided that (a) the principal amount (or accreted value, if applicable) thereof does not exceed the principal amount (or accreted value, if applicable) of the Indebtedness so modified, refinanced, refunded, renewed or extended except by an amount equal to unpaid accrued interest and premium thereon plus original issue discount and other reasonable amounts paid, and fees and expenses reasonably incurred, in connection with such modification, refinancing, refunding, renewal or extension and by an amount equal to any existing commitments unutilized thereunder, except that the outstanding principal amount (or accreted value, if applicable) thereof may be increased so long as the entire increase is Incurred, and permitted to be Incurred, pursuant to Section 8.01 (subject to any applicable conditions to the incurrence of such Indebtedness under Section 8.01), (b) such modification, refinancing, refunding, renewal or extension has a final maturity date equal to or later than the final maturity date of, and has a Weighted Average Life to Maturity equal to or longer than the Weighted Average Life to Maturity of, the Indebtedness being modified, refinanced, refunded, renewed or extended (excluding the effects of nominal amortization in the amount of no greater than one percent per annum of the original stated principal amount of such Indebtedness on the date of Incurrence thereof), (c) the terms of such modification, refinancing, refunding, renewal or extension do not provide for any scheduled amortization or mandatory repayment, mandatory redemption, mandatory offer to purchase or sinking fund obligation prior to the Latest Maturity Date at the time of incurrence, issuance or obtainment of such Permitted Refinancing, other than (X) customary prepayments, repurchases or redemptions of or offers to prepay, redeem or repurchase upon a change of control, unpermitted debt incurrence event, asset sale event or casualty or condemnation event, customary prepayments, redemptions or repurchases or offers to prepay, redeem or repurchase based on excess cash flow (in the case of loans), customary acceleration rights upon an event of default or, (Y) in the case of the Permitted Refinancing of Term Loans, any prepayment that is #4848-1207-1386 46 accompanied by the prepayment of a pro rata portion of the outstanding principal of the Term Loans, and (d) if such Indebtedness being modified, refinanced, refunded, renewed or extended is Indebtedness permitted pursuant to Section 8.01(b), (c), (e), (g), (i), (p) or (r) or Permitted Incremental Equivalent Debt, (i) to the extent such Indebtedness being modified, refinanced, refunded, renewed or extended is subordinated in right of payment to the Obligations, such modification, refinancing, refunding, renewal or extension is subordinated in right of payment to the Obligations on terms at least as favorable to the Lenders, taken as a whole, as those contained in the documentation governing the Indebtedness being modified, refinanced, refunded, renewed or extended, (ii) to the extent Liens securing such Indebtedness being modified, refinanced, refunded, renewed or extended are subordinated to, or (but only if, and to the extent, the Indebtedness being modified, refinanced, refunded, renewed or extended was secured equally and ratably with the Obligations) secured equally and ratably with, Liens securing the Obligations, the Liens, if any, securing such modification, refinancing, refunding, renewal or extension are subordinated to, or secured equally and ratably with, the Liens securing the Obligations, and the holders of such Indebtedness or the Representative acting on behalf of the holders of such Indebtedness shall have, unless the respective Permitted Refinancing is unsecured, entered into such lien subordination and/or intercreditor agreements as are consistent with those which applied to the Indebtedness being modified, refinanced, refunded, renewed or extended (with such changes as may be reasonably satisfactory to the Administrative Agent), it being understood and agreed that, as a condition precedent to the Incurrence of any secured Permitted Refinancing of any Indebtedness pursuant to Section 8.01(c) which is being secured by the collateral on a basis which is equal and ratable with, or on a subordinated basis to, the Liens securing the Obligations, a Representative on behalf of the respective holders of such Indebtedness (i) shall have become party by joinder to the First Lien/Second Intercreditor Agreement (if same is then in effect) and (ii) shall have become party to an Other Intercreditor Agreement in substantially the form as applied to the Indebtedness being modified, refinanced, refunded, renewed or extended, in each case with the forgoing to be reasonably satisfactory to the Administrative Agent and reflecting priorities of Liens consistent with the Liens in place prior to the date of such Permitted Refinancings (or, to the extent requested by the Borrower, providing for more junior treatment of the Liens securing such modification, refinancing, refunding, renewal or extension), (iii) such Indebtedness may not have guarantors, obligors or security in any case more extensive than that which applied to such Indebtedness being extended, refinanced, renewed, replacement or refunding and (iv) the other terms and conditions of such Indebtedness (excluding pricing, fees, rate floors, premiums, optional prepayment or optional redemption provisions and financial covenants) are either (I) substantially identical to the Indebtedness being refinanced, (II) (taken as a whole) not materially more favorable to the providers of such Permitted Refinancing than those applicable to the Indebtedness being refinanced or (III) on market terms and conditions customary for Indebtedness of the type being Incurred pursuant to such Permitted Refinancing as of the time of Incurrence of such Indebtedness, except in each case for covenants or other provisions contained in such Indebtedness that are applicable only after the then Latest Maturity Date; provided that in the case of Permitted Refinancings of Indebtedness Incurred under Section 8.01(c), the terms of such Indebtedness comply with the requirements set forth in Section 8.01(c)(II). “Person” shall mean any individual, partnership, joint venture, firm, corporation, association, limited liability company, trust or other enterprise or any Governmental Authority. “Plan” shall mean, at a particular time, an “employee benefit plan” as defined in Section 3 of ERISA (other than a Multiemployer Plan) and in respect of which the Borrower or a Commonly Controlled Entity is (or, if such plan were terminated at such time, would under Section 4069 of ERISA be deemed to be) an “employer” as defined in Section 3(5) of ERISA. “Platform” shall have the meaning set forth in Section 7.02(a). #4848-1207-1386 47

“Preferred Stock” means any Equity Interest with preferential right of payment of dividends or upon liquidation, dissolution or winding up. “Prepayment Fees” shall have the meaning set forth in Section 4.01(c). “Prime Lending Rate” shall mean, for any day, the “Prime Rate” as published by the Wall Street Journal for such day or, if the Wall Street Journal ceases to quote such rate, the highest per annum interest rate published by the Federal Reserve Board in Federal Reserve Statistical Release H.15 (519) as the “bank prime loan” or, if such rate is no longer quoted therein, any similar rate quoted therein (as reasonably determined by the Administrative Agent) or any similar release by the Federal Reserve Board (as reasonable determined by the Administrative Agent); each change in the Prime Lending Rate shall be effective on the date that such change is effective (and, if any such rate is below zero, then the rate determined pursuant to this definition shall be deemed to be zero). “Private Lender Information” shall mean any information and documentation that is not Public Lender Information. “Pro Forma Basis” shall mean, with respect to compliance with any test or covenant under this Agreement, that all Specified Transactions (including, to the extent applicable, the Transactions, but excluding any dispositions in the ordinary course of business), restructuring or other cost saving actions and the following transactions in connection therewith (if any) shall be deemed to have occurred as of the first day of the applicable period of measurement in such test or covenant: (a) income statement items (whether positive or negative) attributable to the assets or Person subject to such Specified Transaction or restructuring or other cost saving action, (i) in the case of a sale, transfer or other disposition of all or substantially all equity interests in or assets of any Subsidiary of Holdings or any division, business unit, line of business or facility used for operations of Holdings or any of its Subsidiaries (in each case, to a Person other than Holdings or any Subsidiary), shall be excluded, and (ii) in the case of an acquisition or other Investment, shall be included, (b) any retirement, extinguishment or repayment of Indebtedness and (c) any Indebtedness incurred or assumed by Holdings or any of its Subsidiaries in connection with such Specified Transaction or restructuring or other cost saving action (and all Indebtedness so incurred or assumed shall be deemed to have borne interest (x) in the case of fixed rate Indebtedness, at the rate applicable thereto or (y) in the case of floating rate Indebtedness, at the rates which were or would have been applicable thereto during the period when such Indebtedness was or was deemed to be outstanding); provided that Consolidated EBITDA shall be further adjusted, without duplication of any adjustments to Consolidated EBITDA set forth in the definition of Consolidated EBITDA, by, without duplication, adjustments (including projected cost savings, operating expense reductions, other operating improvements and initiatives and synergies) which are (i) reasonably identifiable and factually supportable and having projected by the Borrower in good faith to be reasonably anticipated to be realizable within twenty four (24) months after the end of the test period in which the applicable Specified Transaction is initiated or a plan for realization thereof shall have been, or is expected to be, established, (ii) consistent with Article 11 of Regulation S-X promulgated under the Exchange Act and as interpreted by the staff of the Securities and Exchange Commission (or any successor agency) or (iii) as set forth in a quality of earnings report delivered to the Administrative Agent. “Pro Forma Financial Information” shall have the meaning set forth in Section 5.01(a). “Projections” shall mean the projections that are contained in the Confidential Information Memorandum dated January 2018 and that were prepared by or on behalf of Holdings in connection with the Transaction and delivered to the Administrative Agent and the Lenders prior to the Closing Date. #4848-1207-1386 48

“Properties” shall have the meaning set forth in Section 5.17(a). “PTE” shall mean a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time. “Public Company Costs” means, as to any Person, fees, costs and expenses associated with becoming a standalone entity or a public company and public company costs (including, for the avoidance of doubt, fees, costs and expenses relating to compliance with the provisions of the Securities Act and the Exchange Act (or similar regulations applicable in other listing jurisdictions), as applicable to companies with equity securities held by the public, costs associated with, or in anticipation of, or preparation for, compliance with the requirements of the Sarbanes Oxley Act of 2002 (or similar non-U.S. regulations) and the rules and regulations promulgated in connection therewith (or similar regulations applicable in other listing jurisdictions), the rules of national securities exchange companies with listed equity or debt securities, directors’ or managers’ compensation, fees and expense reimbursement, costs and expenses relating to investor relations, shareholder meetings and reports to shareholders, directors’ and officers’ insurance and other executive costs, legal and other professional fees, and listing fees, in each case to the extent arising solely by virtue of the initial listing of such Person’s equity securities on a national securities exchange (or similar non-U.S. exchange)). “Public Lender Information” shall mean information and documentation that is either exclusively (i) of a type that would be publicly available if the Borrower, Holdings and their respective Subsidiaries were issuing securities pursuant to a public offering or (ii) not material non-public information with respect to any of the Borrower, Holdings or any of their respective Subsidiaries or any of their respective securities for purposes of foreign, United States Federal and state securities laws. “Public Offering” shall mean an initial underwritten public offering of the common Capital Stock pursuant to an effective registration statement filed with the SEC in accordance with the Securities Act (other than a registration statement on Form S-8 or any successor form). “Purchase” shall have the meaning set forth in the definition of “Dutch Auction.” “Purchase Notice” shall have the meaning set forth in the definition of “Dutch Auction.” “Purchaser” shall have the meaning set forth in the definition of “Dutch Auction.” “Qualified Capital Stock” shall mean any Capital Stock that is not Disqualified Capital Stock. “Qualified Counterparty” shall mean, with respect to any Secured Swap Agreement, any counterparty thereto that, at the time such Secured Swap Agreement was entered into or as of the Closing Date or the initial syndication of the Term Loans, was the Administrative Agent, a Joint Lead Arranger or a Lender at such time or an Affiliate of the Administrative Agent, a Joint Lead Arranger or a Lender at such time. “Qualified ECP Guarantor” shall mean, in respect of any Swap Obligation, each Loan Party that has total assets exceeding $10,000,000 at the time the relevant Guarantee or grant of the relevant security interest becomes effective with respect to such Swap Obligation or such other person as constitutes an “eligible contract participant” under the Commodity Exchange Act or any regulations promulgated thereunder and can cause another person to qualify as an “eligible contract participant” at such time by entering into a keepwell under Section 1a(18)(A)(v)(II) of the Commodity Exchange Act. “Qualified Public Offering” shall mean (i) the issuance by Holdings or any Parent Company of all its common Capital Stock pursuant to a Public Offering or (ii) a merger involving a special purpose #4848-1207-1386 49 acquisition company (“SPAC”), pursuant to which equity securities of Holdings or any Parent Company are exchanged for securities of the SPAC or its parent company that is registered under the Exchange Act and that is listed for trading on a national securities exchange. “Qualifying Bid” shall have the meaning set forth in the definition of “Dutch Auction.” “Qualifying Lenders” shall have the meaning set forth in the definition of “Dutch Auction.” “Qualifying Loan” shall have the meaning set forth in the definition of “Dutch Auction.” “Quarterly Payment Date” shall mean the last Business Day of each March, June, September and December after the Closing Date. “Real Property” shall mean, with respect to any Person, all the right, title and interest of such Person in and to land, improvements and fixtures, including, but not limited to, fee interests, Leaseholds and easements. “Recovery Event” shall mean any settlement of or payment in excess of an amount equal to $25,000,000 in respect of any property or casualty insurance (excluding business interruption insurance) claim or any condemnation, eminent domain or similar proceeding relating to any asset of Holdings or any of its Restricted Subsidiaries. “Refinance” shall mean, in respect of any Indebtedness, to refinance, redeem, defease, refund, extend, renew or repay any Indebtedness with the proceeds of other Indebtedness, or to issue other Indebtedness, in exchange or replacement for, or convert any Indebtedness into any other, such Indebtedness in whole or in part; “Refinanced” and “Refinancing” shall have correlative meanings. “Refinanced Debt” shall have the meaning set forth in the definition of “Credit Agreement Refinancing Indebtedness.” “Refinancing Amendment” shall mean an amendment to this Agreement in form and substance reasonably satisfactory to the Borrower executed by each of (a) the Borrower (and to the extent it affects the rights or increases the obligations of the Administrative Agent, the Administrative Agent) and (b) each Additional Refinancing Lender and Lender that agrees to provide any portion of the Credit Agreement Refinancing Indebtedness being incurred pursuant thereto, in accordance with Section 2.17. “Refund” shall have the meaning set forth in Section 4.04(e). “Register” shall have the meaning set forth in Section 12.15. “Registered Equivalent Notes” shall mean, with respect to any notes originally issued in a Rule 144A or other private placement transaction under the Securities Act, substantially identical notes (having the same Guarantees) issued in a dollar-for-dollar exchange therefor pursuant to an exchange offer registered with the SEC. “Regulation D” shall mean Regulation D of the Board. “Rejection Notice” shall have the meaning set forth in Section 4.02(f). “Related Party” shall have the meaning set forth in Section 10.01(i). #4848-1207-1386 50

“Release” shall mean disposing, discharging, injecting, spilling, pumping, leaking, leaching, dumping, emitting, escaping, emptying or pouring, or migrating, into the environment, including any land or water or air. “Relevant Governmental Body” means (a) with respect to a Benchmark Replacement in respect of Obligations, interest, fees, commissions or other amounts denominated in, or calculated with respect to, Dollars, the Federal Reserve Board or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Federal Reserve Board or the Federal Reserve Bank of New York, or any successor thereto and (b) with respect to a Benchmark Replacement in respect of Obligations, interest, fees, commissions or other amounts denominated in, or calculated with respect to, any Alternate Currency, (1) the central bank for the currency in which such Obligations, interest, fees, commissions or other amounts are denominated, or calculated with respect to, or any central bank or other supervisor which is responsible for supervising either (A) such Benchmark Replacement or (B) the administrator of such Benchmark Replacement or (2) any working group or committee officially endorsed or convened by (A) the central bank for the currency in which such Obligations, interest, fees, commissions or other amounts are denominated, or calculated with respect to, (B) any central bank or other supervisor that is responsible for supervising either (i) such Benchmark Replacement or (ii) the administrator of such Benchmark Replacement, (C) a group of those central banks or other supervisors or (D) the Financial Stability Board or any part thereof. “Remaining Declined Proceeds” shall have the meaning set forth in Section 4.02(f). “Replaced Lender” shall have the meaning set forth in Section 2.14(a). “Replacement Lender” shall have the meaning set forth in Section 2.14(a). “Reply Amount” shall have the meaning set forth in the definition of “Dutch Auction.” “Reportable Event” shall mean any of the events set forth in Section 4043(c) of ERISA with respect to a Plan, other than those events as to which the thirty day notice period is waived by regulation. “Representative” shall mean, with respect to any series of Indebtedness permitted under Section 8.01(b) or (c) or Permitted Incremental Equivalent Debt, the trustee, administrative agent, collateral agent, security agent or similar agent under the indenture or agreement pursuant to which such Indebtedness is issued, Incurred or otherwise obtained, as the case may be, and each of their successors in such capacities. “Repricing Transaction” shall mean, other than in the context of a transaction involving a Change of Control, sale of all or substantially all of the assets of Holdings and its Restricted Subsidiaries, a Qualified Public Offering or a Transformative Acquisition, the prepayment, refinancing, substitution or replacement of all or a portion of the Initial Term Loans with the incurrence by Holdings, the Borrower or any Subsidiary (or which occurs substantially concurrently with the receipt by Holdings and its Subsidiaries) of any broadly syndicated term loans having an effective interest rate or weighted average yield at the time of incurrence thereof (with the comparative determinations to be made by the Administrative Agent in good faith in consultation with the Borrower in a manner consistent with the definition of “Yield”) that is less than the effective interest cost or weighted average yield (as determined by the Administrative Agent on the same basis) of such Initial Term Loans at the time of incurrence thereof, including, without limitation, as may be effected through any amendment to this Agreement the #4848-1207-1386 51 primary purpose of which is to, directly or indirectly, reduce the interest rate for, or weighted average yield of, such Initial Term Loans. “Required Lenders” shall mean, at any time, two or more Non-Defaulting Lenders holding at least a majority of the sum of all outstanding Loans; provided, that for any Required Lenders’ vote, Affiliated Lenders may not, in the aggregate, account for more than 49.9% of the amounts included in determining whether the Required Lenders have consented to any amendment or waiver. “Requirement of Law” shall mean, with respect to any Person, any law, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject. “Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority. “Restricted” shall mean, when referring to cash or Cash Equivalents of Holdings and its Restricted Subsidiaries, that such cash or Cash Equivalents appear (or would be required to appear) as “restricted” on the consolidated balance sheet of Holdings (unless such appearance is related to the Liens created under the Loan Documents, Second Lien Loan Documents, ABL Facility Documents, documents evidencing any Second Lien Permitted Incremental Equivalent Debt or any Permitted Incremental Equivalent Debt to the extent permitted hereunder). “Restricted Affiliated Lender” shall mean any Affiliated Lender (other than an Affiliated Investment Fund). “Restricted Affiliated Lender Amendment” shall have the meaning set forth in Section 12.04(a)(iv)(B). “Restricted Payments” shall have the meaning set forth in Section 8.05. “Restricted Subsidiary” shall mean any Subsidiary of Holdings (other than any Unrestricted Subsidiary). For the avoidance of doubt, the Borrower shall at all times constitute a Restricted Subsidiary. “Return Bid” shall have the meaning set forth in the definition of “Dutch Auction.” “S&P” shall mean Standard & Poor’s Ratings Services, a division of McGraw-Hill, Inc. “Sale Leaseback Transaction” shall mean any arrangement with any Person or Persons, whereby in contemporaneous or substantially contemporaneous transactions a Loan Party sells substantially all of its right, title and interest in any property and, in connection therewith, a Loan Party acquires, leases or licenses back the right to use all or a material portion of such property. “Sanctioned Jurisdiction” shall mean any country or territory that is the subject of comprehensive Sanctions broadly restricting or prohibiting dealings in, with or involving such country or territory (i.e., at the time of this Agreement, Cuba, Iran, North Korea, Syria, and the Crimea region of Ukraine). “Sanctioned Person” shall mean any Person: (a) identified on a Sanctions List; (b) organized, domiciled or resident in, or the government or any agency or instrumentality of the government of, any Sanctioned Jurisdiction; (c) 50 percent owned or controlled by, or acting for or on behalf of, directly or indirectly, any Person described in the foregoing clause (a) or (b); or (d) otherwise the target of Sanctions. #4848-1207-1386 52

“Sanctions” shall mean any economic or financial sanctions or trade embargoes administered, imposed or enforced by (a) the United States (including OFAC and the U.S. Department of State), (b) the European Union or any member state thereof, (c) the United Kingdom (including Her Majesty’s Treasury) or (d) any other relevant national or supra-national governmental authority. “Sanctions List” means any list of designated individuals or entities that are the target of Sanctions, including, without limitation, (a) the Specially Designated Nationals and Blocked Persons List maintained by OFAC, (b) the Consolidated List of Persons, Groups and Entities Subject to EU Financial Sanctions maintained by the European Union and (c) the Consolidated List of Financial Sanctions Targets in the United Kingdom maintained by Her Majesty’s Treasury of the United Kingdom. “SEC” shall mean the Securities and Exchange Commission, any successor thereto and any analogous Governmental Authority. “Second Amendment” shall mean the Incremental Amendment No. 2, dated as of August 12, 2019, among the Borrower, Holdings, the Subsidiary Guarantors, the Administrative Agent, the Collateral Agent and the Lenders party thereto. “Second Amendment Effective Date” has the meaning specified in the Second Amendment. “Second Lien Administrative Agent” shall mean UBS AG, Stamford Branch, in its capacity as administrative agent under the Second Lien Credit Agreement, together with its successors, assigns and replacements. “Second Lien Collateral Agent” shall have the meaning assigned to the term “Collateral Agent” in the Second Lien Credit Agreement (as in effect on the date hereof and as amended or modified). “Second Lien Credit Agreement” shall mean that certain second lien term loan and guarantee agreement, dated as of the date hereof, among the Borrower, Holdings, the Subsidiary Guarantors, the lenders party thereto, the Second Lien Administrative Agent and the other agents named therein, as amended, restated, amended and restated, supplemented, modified or Refinanced (in accordance with the ABL/Term Loan Intercreditor Agreement and in the First Lien/Second Lien Intercreditor Agreement) by a Permitted Refinancing from time to time. “Second Lien Lender” shall have the meaning assigned to the term “Lender” in the Second Lien Credit Agreement (as in effect on the date hereof and as amended or modified). “Second Lien Loan Documents” shall mean the Second Lien Credit Agreement and the other “Loan Documents” as defined in the Second Lien Credit Agreement (as in effect on the date hereof and as amended or modified). “Second Lien Loans” shall have the meaning assigned to the term “Term Loans” in the Second Lien Credit Agreement (as in effect on the date hereof and as amended or modified). “Second Lien Obligations” shall have the meaning assigned to the term “Obligations” (as in effect on the date hereof and as amended or modified) in the Second Lien Credit Agreement (as in effect on the date hereof and as amended or modified). “Second Lien Permitted Incremental Equivalent Debt” shall have the meaning given to the term “Permitted Incremental Equivalent Debt” in the Second Lien Credit Agreement (as in effect on the date hereof). #4848-1207-1386 53

“Secured Cash Management Agreement” shall have the meaning set forth in Section 12.19. “Secured Cash Management Obligations” shall mean the Cash Management Obligations with respect to any Secured Cash Management Agreement. “Secured Parties” shall mean the collective reference to the Administrative Agent, the Lenders, any Qualified Counterparties, a Joint Lead Arranger or a Lender or an Affiliate of the Administrative Agent or a Joint Lead Arranger, the Administrative Agent or a Lender providing Secured Cash Management Obligations. “Secured Swap Agreement” shall have the meaning set forth in Section 12.19. “Securities Act” shall mean the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder. “Security Agreement” shall mean the First Lien Security Agreement in the form of Exhibit E, as modified, supplemented, amended, restated (including any amendment and restatement thereof), extended or renewed from time to time in accordance with the terms thereof and hereof. “Security Document” shall mean and include each of the Security Agreement, each Mortgage and, after the execution and delivery thereof, each Additional Security Document and each Intercreditor Agreement. “Seller” shall have the meaning set forth in the recitals hereto. “Significant Event of Default” shall mean an Event of Default under Section 10.01(a) or (f). “Significant Restricted Subsidiary” shall mean, at any date of determination, each Restricted Subsidiary or group of Restricted Subsidiaries of Holdings (a) whose GAAP value of total assets at the last day of the most recent fiscal period for which financial statements have been (or were required to have been) delivered were equal to or greater than 10.0% of the Consolidated Total Assets at such date, and (b) whose gross revenues for the most recently completed period of four fiscal quarters for which financial statements have been (or were required to have been) delivered were equal to or greater than 10.0% of the consolidated gross revenues of Holdings and its Restricted Subsidiaries for such period, in each case, determined in accordance with GAAP (it being understood that such calculations shall be determined in the aggregate for all Restricted Subsidiaries of the Borrower subject to any of the events specified in Section 10.01(f)). “Single Employer Plan” shall mean any Plan that is covered by Title IV of ERISA or Section 412 of the Code or Section 302 of ERISA, other than a Multiemployer Plan, that is maintained or contributed to by Holdings, the Borrower or any Commonly Controlled Entity or to which Holdings, the Borrower or a Commonly Controlled Entity has any direct or indirect liability or could have liability under Section 4069 of ERISA in the event that such plan has been or were to be terminated. “SOFR” means a rate equal to the secured overnight financing rate as administered by the SOFR Administrator. “SOFR Administrator” means the Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate). “SOFR Borrowing” means, as to any Borrowing, the SOFR Loans comprising such Borrowing. #4848-1207-1386 54

“SOFR Loan” means a Loan that bears interest at a rate based on Adjusted Term SOFR, other than pursuant to clause (c) of the definition of “Base Rate”. “Solvent” shall mean, with respect to any Person and its Subsidiaries on a consolidated basis, that as of any date of determination, (i) the sum of the Indebtedness (including contingent liabilities) of such Person and its Subsidiaries, on a consolidated basis, does not exceed the fair value of the assets of such Person and its Subsidiaries, on a consolidated and going concern basis; (ii) the present fair saleable value of the assets of such Person and its Subsidiaries, on a consolidated and going concern basis, is not less than the amount that will be required to pay the probable liabilities of such Person and its Subsidiaries, on a consolidated basis, on their debts as they become absolute and matured in the ordinary course; (iii) the capital of such Person and its Subsidiaries, on a consolidated and going concern basis, is not unreasonably small in relation to the business of such Person and its Subsidiaries, on a consolidated basis, contemplated on the date hereof; and (iv) such Person and its Subsidiaries, on a consolidated basis, do not intend to incur, or believe that they will incur, debts (including current obligations and contingent liabilities) beyond their ability to pay such debts as they mature in the ordinary course of business. For the purposes hereof, the amount of any contingent liability at any time shall be computed as the amount that, in light of all of the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability. “Specified Acquisition Agreement Representations” shall have the meaning set forth in the Closing Date Commitment Letter. “Specified Representations” shall have the meaning set forth in the Closing Date Commitment Letter. “Specified Transactions” shall mean (a) any acquisition or other Investment or the sale, transfer or other disposition of all or substantially all equity interests in or assets of any Restricted Subsidiary of Holdings or any division, business unit, line of business or facility used for operations of Holdings or any of its Subsidiaries (in each case, to a Person other than Holdings or any Subsidiary), consolidations, recapitalizations, equity issuances, operating improvements, business optimization projects, restructurings, cost saving initiatives and other similar initiatives and specified transactions and (b) any incurrence or retirement, extinguishment or repayment of Indebtedness, restricted payment or other event, that by the terms hereof requires pro forma compliance with a test or covenant hereunder or requires such test or covenant to be calculated on a “Pro Forma Basis”. “Sponsor” shall mean, collectively, Clearlake Capital Group, L.P. and its Controlled Affiliates. “Sponsor Model” shall mean the model delivered to the Joint Lead Arrangers on January 3, 2018. “Subordinated Indebtedness” shall mean, with respect to the Obligations, any Indebtedness of the Borrower or any Guarantor which is by its terms subordinated in right of payment to the Obligations (including, in the case of a Guarantor, Obligations of such Guarantor under its Guarantee). “Subsidiary” shall mean, with respect to any Person, a corporation, partnership, limited liability company or other entity of which shares of stock or other Capital Stock having ordinary voting power (other than stock or such other Capital Stock having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person. Unless otherwise qualified, all references to a “Subsidiary” or to “Subsidiaries” in this Agreement shall refer to a Subsidiary or Subsidiaries of Holdings, but shall exclude Unrestricted Subsidiaries. #4848-1207-1386 55

“Subsidiary Designation” shall have the meaning set forth in Section 7.11. “Subsidiary Guarantor” shall mean each Wholly Owned Domestic Subsidiary of Holdings (other than (any subsidiary so excluded from being a Subsidiary Guarantor, an “Excluded Subsidiary”) (i) the Borrower, (ii) any Unrestricted Subsidiaries, (iii) any FSHCO, (iv) any direct or indirect Domestic Subsidiary of a Foreign Subsidiary, (v) any Subsidiary which is a corporation which is exempt from U.S. federal income tax described in Section 501(c) of the Code, (vi) any Subsidiary of the Borrower acquired or formed after the Closing Date in an Investment permitted under this Agreement which, at the time of such acquisition, is not a Wholly Owned Subsidiary; provided that such Subsidiary shall become a Subsidiary Guarantor at the time such Subsidiary becomes a Wholly Owned Domestic Subsidiary, (vii) any Immaterial Subsidiary that has not entered into a Guarantee, (viii) any Subsidiary that is subject to regulation as an insurance company (or any Subsidiary thereof) and (ix) any Subsidiary that is a special purpose entity used for a securitization facility permitted hereunder) and each other Domestic Subsidiary designated as a “Subsidiary Guarantor” by the Borrower, in each case, whether existing on the Closing Date or established, created or acquired after the Closing Date, unless and until such time as the respective Subsidiary is released from all of its obligations in accordance with the terms and provisions of this Agreement; provided, that “Subsidiary Guarantor” shall not include (i) any Subsidiary prohibited from guaranteeing the Obligations (x) by applicable law, rule or regulation existing on the Closing Date or (y) by applicable law, rule, regulation or, if not entered into in contemplation thereof, by any contractual obligation existing at the time of acquisition of such Subsidiary after the Closing Date, for so long as such prohibition exists, (ii) any Subsidiary which would require governmental or regulatory consent, approval, license or authorization to provide a guarantee, unless such consent, approval, license or authorization has been received, (iii) any Subsidiary to the extent such guarantee would reasonably be expected to result in material adverse tax consequences (as reasonably determined by the Borrower and the Administrative Agent) and (iv) any Subsidiary where the cost of providing such guarantee is excessive in relation to the value afforded thereby (as reasonably determined by the Borrower and the Administrative Agent), it being understood and agreed that if a Subsidiary executes this Agreement as a “Subsidiary Guarantor” then it shall constitute a “Subsidiary Guarantor”; provided further, notwithstanding the above, no Subsidiary shall be excluded as a “Subsidiary Guarantor” if such Subsidiary enters into, or is required to enter into, a guarantee (or becomes, or is required to become, a borrower or other obligor under) of the ABL Facility, Indebtedness incurred pursuant to Section 8.01(c) or any Permitted Incremental Equivalent Debt (solely to the extent such “Subsidiary” is a Domestic Subsidiary)). “Survey” shall mean either (a) an existing as-built ALTA survey of the applicable Mortgaged Property reasonably acceptable to the Collateral Agent and the Title Company and based upon which the Title Company will cause all standard survey and related exceptions to be deleted from the Title Policy and to enable the Title Company to issue all survey-related endorsements to the Title Policy requested by the Collateral Agent, or (b) an as-built ALTA survey of the applicable Mortgaged Property (i) dated no earlier than 30 days prior to the date of the applicable Mortgage, (ii) prepared by a land surveyor duly licensed and registered in the jurisdiction in which such Mortgaged Property is located, (iii) in form, scope, and substance sufficient to cause all standard survey and related exceptions to be deleted from the Title Policy and to enable the Title Company to issue all survey-related endorsements to the Title Policy requested by the Collateral Agent, (iv) certified to the Title Company and the Collateral Agent by a form of certification reasonably acceptable to the Collateral Agent, and (v) otherwise in accordance with the “2011 Minimum Standard Detail Requirements for ALTA/ACSM Land Title Surveys” jointly established and adopted by the American Land Title Association and the National Society of Professional Surveyors effective February 23, 2011 showing such additional matters as may be reasonably required by the Collateral Agent. #4848-1207-1386 56

“Swap Agreement” shall mean any agreement with respect to any swap, cap, collar, hedge, forward, future or derivative transaction or option or similar agreement involving, or settled by reference to, one or more rates, currencies, commodities, equity or debt instruments or securities, or economic, financial or pricing indices or measures of economic, financial or pricing risk or value or any similar transaction or any combination of these transactions (including, without limitation, any Interest Rate Protection Agreement). “Swap Obligation” shall mean, with respect to any Guarantor, any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of section 1a(47) of the Commodity Exchange Act. “Swap Termination Value” shall mean, in respect of any one or more Swap Agreement, after taking into account the effect of any legally enforceable netting agreement relating to such Swap Agreement, (a) for any date on or after the date such Swap Agreement has been closed out and termination value(s) determined in accordance therewith, such termination value(s), and (b) for any date prior to the date referenced in clause (a), the amount(s) determined as the mark-to-market value(s) for such Swap Agreement, as determined based upon one or more mid-market or other readily available quotations provided by any recognized dealer in such Swap Agreement (which may include a Lender or any Affiliate of a Lender); provided that any determination made pursuant to this clause (b) shall not be binding upon the related Qualified Counterparty. “Synthetic Lease Obligation” shall mean the monetary obligation of a Person under a so-called synthetic, off-balance sheet or tax retention lease. “Taxes” shall mean all present or future taxes, levies, imposts, duties, fees, assessments, deductions, withholdings (including backup withholding) or other charges in the nature of taxation now or hereafter imposed by any jurisdiction or by any political subdivision or taxing authority thereof or therein and all interest, penalties or similar liabilities with respect to such taxes, levies, imposts, duties, fees, assessments or other charges. “Term B-2 Loans” shall mean the “Incremental Term Loans” made to the Borrower on the First Amendment Effective Date pursuant to the First Amendment. “Term B-2 Loan Commitment” shall mean, for each 2019 Incremental Lender (as defined in the First Amendment), the amount set forth opposite such Lender’s name in Annex I of the First Amendment directly below the column entitled “Term B-2 Loan Commitment” as terminated in accordance with the terms thereof. The aggregate amount of the Term B-2 Commitments as of the First Amendment Effective Date was $75,000,000. “Term Facility” shall mean any Tranche of Term Loans, as the context may require. “Term Loan Commitment” shall mean, shall mean, for each applicable Lender, (i) the Initial Term Loan Commitment, (ii) the Term B-2 Commitment, (iii) the 2019-B Term Loan Commitment, (iv) the commitments in respect of Incremental Term Loans, if any, issued after the Second Amendment Effective Date pursuant to Section 2.15, (v) the Amendment No. 3 Refinancing Term Loan Commitment (as defined in the Third Amendment) or (vi) , (v) the 2021-B Term Loan Commitment, (vi) the commitments in respect of Incremental Term Loans, if any, issued after the Fourth Amendment Effective Date pursuant to Section 2.15 or (vii) the Other Term Commitments, if any, issued after the Closing Date pursuant to Section 2.17, as each may be modified pursuant to Section 2.16 or terminated or reduced in accordance with the terms hereof. #4848-1207-1386 57

“Term Loans” shall mean, collectively, the Initial Term Loans (including the Amendment No. 3 Refinancing Term Loans) and, unless the context otherwise requires, any Incremental Term Loans and any Other Term Loans. “Term Note” shall have the meaning given to that term in Section 2.06(a). “Term Priority Collateral” shall have the meaning set forth in the ABL/Term Loan Intercreditor Agreement (as in effect on the date hereof and as amended or modified). “Term SOFR” means, with respect to any Credit Extension denominated in Dollars, (a) for any calculation with respect to a SOFR Loan, the Term SOFR Reference Rate for a tenor comparable to the applicable Interest Period on the day (such day, the “Periodic Term SOFR Determination Day”) that is two (2) U.S. Government Securities Business Days prior to the first day of such Interest Period, as such rate is published by the Term SOFR Administrator; provided, however, that if as of 5:00 p.m. (New York City time) on any Periodic Term SOFR Determination Day the Term SOFR Reference Rate for the applicable tenor has not been published by the Term SOFR Administrator and a Benchmark Replacement Date with respect to the Term SOFR Reference Rate has not occurred, then Term SOFR will be the Term SOFR Reference Rate for such tenor as published by the Term SOFR Administrator on the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate for such tenor was published by the Term SOFR Administrator so long as such first preceding U.S. Government Securities Business Day is not more than three (3) U.S. Government Securities Business Days prior to such Periodic Term SOFR Determination Day, and (b) for any calculation with respect to a Base Rate Loan on any day, the Term SOFR Reference Rate for a tenor of one month on the day (such day, the “Base Rate Term SOFR Determination Day”) that is two (2) U.S. Government Securities Business Days prior to such day, as such rate is published by the Term SOFR Administrator; provided, however, that if as of 5:00 p.m. (New York City time) on any Base Rate Term SOFR Determination Day the Term SOFR Reference Rate for the applicable tenor has not been published by the Term SOFR Administrator and a Benchmark Replacement Date with respect to the Term SOFR Reference Rate has not occurred, then Term SOFR will be the Term SOFR Reference Rate for such tenor as published by the Term SOFR Administrator on the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate for such tenor was published by the Term SOFR Administrator so long as such first preceding U.S. Government Securities Business Day is not more than three (3) U.S. Government Securities Business Days prior to such Base Rate SOFR Determination Day; provided, further, that if Term SOFR determined as provided above (including pursuant to the proviso under clause (a) or clause (b) above) shall ever be less than the Floor, then Term SOFR shall be deemed to be the Floor. “Term SOFR Adjustment” means 0.10% (10 basis points) per annum. “Term SOFR Administrator” means CME Group Benchmark Administration Limited (CBA) (or a successor administrator of the Term SOFR Reference Rate selected by the Administrative Agent in its reasonable discretion). “Term SOFR Reference Rate” means the forward-looking term rate based on SOFR. #4848-1207-1386 58

“Termination Date” shall mean the first date on which each of the following conditions are satisfied: (a) the full cash payment of the Obligations under the Loan Documents (other than unasserted contingent indemnification and reimbursement obligations); (b) the termination or expiration of all Commitments; (c) the full cash payment of the Obligations under the Secured Swap Agreements, to the extent due and payable or that would be due and payable pursuant to the Secured Swap Agreement upon the release of the pledge and security interests granted under the Security Documents (other than any Obligations relating to Swap Agreements that, at such time, are allowed by the applicable provider of such Swap Agreements to remain outstanding without being required to be repaid); and (c) the full cash payment of the Obligations under the Cash Management Agreements, to the extent due and payable or that would be due and payable pursuant to the Cash Management Agreement upon the release of the pledge and security interests granted under the Security Documents (other than any Obligations relating to Cash Management Agreements that, at such time, are allowed by the applicable provider of such Cash Management Agreements to remain outstanding without being required to be repaid). “Third Amendment” shall mean the Amendment No. 3, dated as of February 5, 2021, among the Borrower, Holdings, the Subsidiary Guarantors, the Administrative Agent, the Collateral Agent, the Lenders party thereto and UBS AG, Stamford Branch, as the Additional Refinancing Lender (as defined in the Third Amendment). “Third Amendment Effective Date” has the meaning specified in the Third Amendment. “Title Company” shall mean any title company reasonably acceptable to the Collateral Agent. “Title Policy” shall mean such form as is reasonably acceptable to the Collateral Agent or a binding marked commitment to issue such policy dated as of the date of the applicable Mortgage and to be redated the date of recording of such Mortgage, issued by the Title Company, in an amount equal to 110% of the fair market value of the applicable Mortgaged Property or in another amount reasonably acceptable to the Collateral Agent, insuring the Lien in favor of the Collateral Agent for the benefit of the Secured Parties created by the applicable Mortgage, subject only to the Liens permitted by Section 8.02 or such other exceptions approved by the Collateral Agent and containing such endorsements and affirmative assurances as the Collateral Agent shall reasonably require and which are reasonably obtainable from title companies in the state in which such Mortgaged Property is located. “Total Assets” shall mean the total amount of all assets of Holdings and its Restricted Subsidiaries, determined on a consolidated basis in accordance with GAAP as shown on the most recent balance sheet of Holdings. “Total Initial Term Loan Commitment” shall mean, at any time, the sum of the Initial Term Loan Commitments of each of the Lenders at such time. “Total Net Leverage Ratio” shall mean, as of any date of determination, the ratio of (a) the excess of (i) Consolidated Total Debt as at such date (after giving effect to any Incurrence, repayment, repurchase, redemption, defeasance, retirement or discharge of Indebtedness on such date) over (ii) Net Cash, to (b) Consolidated EBITDA, calculated on a Pro Forma Basis, for the most recently completed Measurement Period. #4848-1207-1386 59

“Total Secured Net Leverage Ratio” shall mean, as of any date of determination, the ratio of (a) the excess of (i) Consolidated Total Debt as at such date that, as at such date, is secured by a Lien on any asset or property of Holdings, Borrower or any of its Subsidiaries (after giving effect to any Incurrence, repayment, repurchase, redemption, defeasance, retirement or discharge of Indebtedness on such date) over (ii) Net Cash, to (b) Consolidated EBITDA, calculated on a Pro Forma Basis, for the most recently completed Measurement Period. “Tranche” shall mean the respective facility and commitments utilized in making Term Loans hereunder, with there being one Tranche on the Closing Date, i.e., Initial Term Loans, two Tranches on the First Amendment Effective Date, i.e., the Initial Term Loans and the Term B-2 Loans and, one Tranche on the Third Amendment Effective Date, i.e., the Initial Term Loans, and one Tranche on the Fourth Amendment Effective Date, i.e., the Initial Term Loans. Additional Tranches may be added after the Closing Date pursuant to Section 2.15, 2.16 or 2.17. For the avoidance of doubt, the 2021-B Term Loans incurred under the Fourth Amendment shall constitute the same Tranche as the “Initial Term Loans”. “Transaction” shall mean the Closing Date Acquisition, the Closing Date Equity Issuances, the entry into the ABL Facility, the incurrence of the Term Loans, the incurrence of Second Lien Loans, the payment of the Closing Date Dividend, the repayment in full of the Minute Note, the Refinancing and the payment of all fees (including any original issue discount), costs and expenses in connection with the foregoing (such fees, costs and expenses being, the “Transaction Costs”) and all of the transactions to occur on the Closing Date related to the foregoing. “Transaction Costs” has the meaning set forth in the definition of “Transaction”. “Transformative Acquisition” shall mean any acquisition (a) with a purchase price in excess of $100,000,000, (b) that is not permitted by the terms of this Agreement immediately prior to the consummation of such acquisition or (c) that if permitted by the terms of this Agreement immediately prior to the consummation of such acquisition, would not provide Holdings and its Subsidiaries with adequate flexibility under the Loan Documents for the continuation and/or expansion of their combined operations following such consummation, as determined by the Borrower acting in good faith. “Type” shall mean the type of Loan determined with regard to the interest option applicable thereto, i.e., whether a Base Rate Loan or a LIBORSOFR Loan. “UCC” shall mean the Uniform Commercial Code as from time to time in effect in the relevant jurisdiction. “UK Financial Institution” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended formfrom time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms. “UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution. “Unadjusted Benchmark Replacement” means the applicable Benchmark Replacement excluding the related Benchmark Replacement Adjustment. #4848-1207-1386 60

“Undisclosed Administration” shall mean, in relation to a Lender or its parent company, the appointment of an administrator, provisional liquidator, conservator, receiver, trustee, custodian or other similar official by a supervisory authority or regulator under or based on the law in the country where such Lender or its parent company is subject to home jurisdiction supervision if applicable law requires that such appointment is not to be publicly disclosed. “U.S. Government Securities Business Day” means any day except for (a) a Saturday, (b) a Sunday or (c) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities. “United States” and “U.S.” shall each mean the United States of America. “Unrestricted” shall mean, when referring to cash or Cash Equivalents, that such cash or Cash Equivalents are not Restricted. “Unrestricted Subsidiary” shall mean (a) any Subsidiary of the Borrower designated by the board of directors of the Borrower as an Unrestricted Subsidiary pursuant to Section 7.11 subsequent to the Closing Date but only to the extent that such Subsidiary: (i) is not, after giving effect to such designation, a party to any agreement, contract, arrangement or understanding with the Borrower or any Restricted Subsidiary of the Borrower unless the terms of any such agreement, contract, arrangement or understanding are no less favorable to the Borrower or such Restricted Subsidiary than those that might be obtained at the time from Persons who are not Affiliates of the Borrower; (ii) is a Person with respect to which neither the Borrower nor any of its Restricted Subsidiaries has any direct or indirect obligation (I) to subscribe for additional Capital Stock or (II) to maintain or preserve such Person’s financial condition or to cause such Person to achieve any specified levels of operating results; and (iii) has not guaranteed or otherwise directly or indirectly provided credit support for any then outstanding Indebtedness of Holdings or any of its Restricted Subsidiaries; and (b) any Subsidiary of an Unrestricted Subsidiary. “Weighted Average Life to Maturity” shall mean, when applied to any Indebtedness at any date, the number of years obtained by dividing: (a) the sum of the products obtained by multiplying (i) the amount of each then remaining installment, sinking fund, serial maturity or other required payments of principal, including payment at final maturity, in respect thereof, by (ii) the number of years (calculated to the nearest one-twelfth) that will elapse between such date and the making of such payment; by (b) the then outstanding principal amount of such Indebtedness. “Wholly Owned Domestic Subsidiary” shall mean, with respect to any Person, any Wholly Owned Subsidiary of such Person which is a Domestic Subsidiary. “Wholly Owned Subsidiary” shall mean, with respect to any Person, (i) any corporation 100% of whose Capital Stock is at the time owned by such Person and/or one or more Wholly Owned Subsidiaries of such Person and (ii) any partnership, limited liability company, association, joint venture or other entity in which such Person and/or one or more Wholly Owned Subsidiaries of such Person has a 100% equity interest at such time (other than, in the case of a Foreign Subsidiary of the Borrower with respect #4848-1207-1386 61 to the preceding clauses (i) and (ii), director’s qualifying shares and/or other nominal amount of shares required to be held by Persons other than the Borrower and its Subsidiaries under applicable law). “Write-Down and Conversion Powers” means, (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write- down and conversion powers are described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers. “Yield” shall mean, with respect to any Loan, Commitment, or other applicable transaction, as the case may be, on any date of determination as calculated by the Administrative Agent, (a) any interest rate margin, (b) increases in interest rate floors (but only to the extent that an increase in the interest rate floor with respect to Initial Term Loans, as the case may be, would cause an increase in the interest rate then in effect at the time of determination hereunder, and, in such case, then the interest rate floor (but not the interest rate margin solely for determinations under this clause (b)) applicable to such Initial Term Loans, as the case may be, shall be increased to the extent of such differential between interest rate floors), (c) original issue discount and (d) upfront fees paid to any Person, (with original issue discount and upfront fees being equated to interest based on assumed four-year life to maturity or, if less, the remaining life to maturity), but exclusive of any call protection or end of term fee, any arrangement, commitment, structuring, underwriting or similar fee or any amendment fee paid to any Person in connection therewith and without taking into account fluctuations in the LIBOR RateTerm SOFR (except as provided in clause (b) above). Section 1.02 Other Interpretive Provisions. Unless otherwise specified therein, all terms defined in this Agreement shall have the defined meanings when used in the other Loan Documents or any certificate or other document made or delivered pursuant hereto or thereto. (a) As used herein and in the other Loan Documents, and any certificate or other document made or delivered pursuant hereto or thereto, (i) accounting terms not defined in Section 1.01 shall have the respective meanings given to them under GAAP (but subject to the terms of Section 12.07), (ii) the words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”, (iii) unless the context otherwise requires, the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, Capital Stock, securities, revenues, accounts, leasehold interests and contract rights, (iv) the word “will” shall be construed to have the same meaning and effect as the word “shall,” and (v) unless the context otherwise requires, any reference herein (A) to any Person shall be construed to include such Person’s successors and assigns and (B) to Holdings, the Borrower or any other Loan Party shall be construed to include Holdings, the Borrower or such Loan Party as debtor and debtor-in-possession and any receiver or trustee for Holdings, the Borrower or any other Loan Party, as the case may be, in any insolvency or liquidation proceeding. (b) The words “hereof,” “herein” and “hereunder” and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole and not to any particular #4848-1207-1386 62 provision of this Agreement, and Section, Schedule and Exhibit references are to this Agreement unless otherwise specified. (c) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms. (d) Notwithstanding anything herein or any other Loan Document to the contrary, whenever any document, agreement or other item or action is required by any Loan Document to be delivered, or subject to Section 2.10(d), payment is required to be made, on a day that is not a Business Day, the due date thereof shall be extended to the next succeeding Business Day. (e) Any reference herein and in the other Loan Documents to the “payment in full” of the Obligations and words of similar import shall mean the occurrence of the Termination Date. (f) Any financial ratios required to be maintained by the Borrower pursuant to this Agreement (or required to be satisfied in order for a specific action to be permitted under this Agreement) shall be calculated by dividing the appropriate component by the other component, carrying the result to one place more than the number of places by which such ratio is expressed herein and rounding the result up or down to the nearest number (with a rounding-up if there is no nearest number). (g) Unless otherwise expressly provided herein, (a) references to Organizational Documents, agreements (including the Loan Documents) and other contractual instruments shall be deemed to include all subsequent amendments, restatements, extensions, supplements, replacements, extensions, renewals, refinancings, restructurings and other modifications thereto, but only to the extent that such amendments, restatements, extensions, supplements, replacements, extensions, renewals, refinancings, restructurings and other modifications are not prohibited hereby; and (b) references to any law shall include all statutory and regulatory provisions consolidating, amending, replacing, supplementing or interpreting such law. (h) All references to “knowledge” or “awareness” of any Loan Party or a Restricted Subsidiary thereof means the actual knowledge of an Authorized Officer of a Loan Party or such Restricted Subsidiary. (i) The word “or” is not exclusive. (j) All certifications to be made hereunder by an officer or representative of a Loan Party shall be made by such a Person in his or her capacity solely as an officer or representative of such Loan Party, on such Loan Party’s behalf and not in such Person’s individual capacity. (k) If more than one action occurs on any given date, the permissibility of the taking of which is determined hereunder by reference to the amount of the Available Amount immediately prior to the taking of such action, the permissibility of the taking of each such action shall be determined independently and in no event may any two or more such actions be treated as occurring simultaneously. (l) For purposes of determining compliance with Section 8.01, 8.02, 8.04, 8.05, 8.06 or 8.07, in the event that any Indebtedness, Liens, Disposition, Restricted Payment, Investments or prepayment of Indebtedness in a currency other than Dollars, no Default or Event of Default shall be deemed to have occurred solely as a result of changes in rates of currency exchange #4848-1207-1386 63 occurring after the time the Borrower or one of its Subsidiaries is contractually obligated to incur, make or acquire such Indebtedness, Liens, Disposition, Restricted Payment, Investments or prepayment of Indebtedness (so long as, at the time of entering into the contract to incur, make or acquire such Indebtedness, Liens, Disposition, Restricted Payment, Investments or prepayment of Indebtedness, it was permitted hereunder) and once contractually obligated to be incurred, made or acquired, the amount of such Indebtedness, Liens, Disposition, Restricted Payment, Investments or prepayment of Indebtedness, shall be always deemed to be at the Dollar amount on such date, regardless of later changes in currency exchange rates. (m) Notwithstanding anything in this Agreement or any Loan Document to the contrary, for purposes of (i) determining compliance with any provision of this Agreement which requires calculation of the Total Net Leverage Ratio, the First Lien Net Leverage Ratio, the Total Secured Net Leverage Ratio or the Interest Coverage Ratio, (ii) determining compliance with representations and warranties (other than (A) customary “specified representations” with respect to the applicable acquired company or business and (B) such of the representations and warranties made by or on behalf of the applicable acquired company or business in the applicable acquisition agreement as are material to the interests of the holders, but only to the extent that Holdings or the applicable Subsidiary has the right to terminate its obligations under such acquisition agreement or not consummate such acquisition as a result of a breach of such representations or warranties in such acquisition agreement), whether a Default or Event or Default has occurred, is continuing or would result from an action or (iii) testing availability under baskets set forth in this Agreement (including any baskets based on a percentage of Consolidated EBITDA) (including the incurrence of any Incremental Facility), in each case in connection with a Limited Condition Acquisition, the date of determination of whether such Limited Condition Acquisition (including any Specified Transaction in connection therewith) is permitted hereunder shall, at the irrevocable option of the Borrower (the Borrower’s election to exercise such option in connection with any Limited Condition Acquisition, an “LCA Election”), be deemed to be the date the definitive agreements for such Limited Condition Acquisition are entered into (the “LCA Test Date”) and if, after such ratios and other provisions are measured on a Pro Forma Basis after giving effect to such Limited Condition Acquisition and the other Specified Transactions to be entered into in connection therewith (including any incurrence of Indebtedness and the use of proceeds thereof) as if they occurred at the beginning of the four consecutive fiscal quarter period being used to calculate such financial ratio ending prior to the LCA Test Date, the Borrower could have taken such action on the relevant LCA Test Date in compliance with such ratios and provisions, such provisions shall be deemed to have been complied with. For the avoidance of doubt, (x) if any of such ratios are exceeded as a result of fluctuations in such ratio (including due to fluctuations in Consolidated EBITDA of the Borrower and its Subsidiaries or the target of such Limited Condition Acquisition) at or prior to the consummation of the relevant Limited Condition Acquisition, such ratios and other provisions will not be deemed to have been exceeded as a result of such fluctuations solely for purposes of determining whether the Limited Condition Acquisition (and any Specified Transaction in connection therewith) is permitted hereunder and (y) such ratios and other provisions shall not be tested at the time of consummation of such Limited Condition Acquisition or related Specified Transactions. If the Borrower has made an LCA Election for any Limited Condition Acquisition, then in connection with any subsequent calculation of any ratio or basket availability with respect to any other Specified Transaction on or following the relevant LCA Test Date and prior to the earlier of the date on which such Limited Condition Acquisition is consummated or the date that the definitive agreement for such Limited Condition Acquisition is terminated or expires without consummation of such Limited Condition Acquisition, any such ratio or basket shall be calculated on a Pro Forma Basis assuming such Limited Condition #4848-1207-1386 64

Acquisition and other transactions in connection therewith (including any incurrence of Indebtedness and the use of proceeds thereof) have been consummated. (n) Notwithstanding anything to the contrary, (a) unless specifically stated otherwise herein, any dollar, number, percentage or other amount available under any carve-out, basket, exclusion or exception to any affirmative, negative or other covenant in this Agreement or the other Loan Documents may be accumulated, added, combined, aggregated or used together by any Loan Party and its Subsidiaries without limitation for any purpose not prohibited hereby, and (b) any action or event permitted by this Agreement or the other Loan Documents need not be permitted solely by reference to one provision permitting such action or event but may be permitted in part by one such provision and in part by one or more other provisions of this Agreement and the other Loan Documents. (o) For purposes of determining compliance with Section 8.01, in the event that an item of Indebtedness (or any portion thereof) meets the criteria of one or more of the categories of permitted Indebtedness (or any portion thereof) described in Sections 8.01, the Borrower may, in its sole discretion, classify or reclassify, or later divide, classify or reclassify (as if incurred at such later time), such item of Indebtedness (or any portion thereof) in any manner that complies with Sections 8.01 and 8.02 and will be entitled to only include the amount and type of such item of Indebtedness (or any portion thereof) in one of the above clauses (or any portion thereof) and such item of Indebtedness (or any portion thereof) shall be treated as having been incurred or existing pursuant to only such clause or clauses (or any portion thereof) without giving pro forma effect to such item (or portion thereof) when calculating the amount of Indebtedness that may be incurred pursuant to any other clause; provided that (1)(x) all Indebtedness under this Agreement shall be deemed to have been incurred pursuant to Section 8.01(a), (y) all Indebtedness under the Second Lien Loan Documents and any Second Lien Permitted Incremental Equivalent Debt shall be deemed to have been incurred pursuant to Section 8.01(b)(i) and (z) all Indebtedness under the ABL Facility Documents shall be deemed to have been incurred pursuant to Section 8.01(b)(ii) and (2) the Borrower shall not be permitted to classify or reclassify all or any portion of Indebtedness incurred pursuant to Section 8.01(a) or (b). For purposes of determining compliance with any one of Section 8.02, 8.04, 8.05, 8.06 or 8.07 in the event that any Liens, Investments, Dispositions, Restricted Payments or other restricted payments (including restricted debt payments) meets the criteria of more than one of the categories of transactions permitted pursuant to any clause of such Section, such transaction (or portion thereof) at any time shall be permitted under one or more of such clauses as determined by the Borrower (and the Borrower shall be entitled to redesignate use of any such clauses from time to time) in its sole discretion at such time. (p) Notwithstanding anything to the contrary herein, with respect to any amounts incurred or transactions entered into (or consummated) in reliance on a provision of this Agreement that does not require compliance with a financial ratio or test (including, without limitation, pro forma compliance with any First Lien Net Leverage Ratio test, any Total Secured Net Leverage Ratio test, any Total Net Leverage Ratio test and/or any Interest Coverage Ratio test) (any such amounts, the “Fixed Amounts”) substantially concurrently with any amounts incurred or transactions entered into (or consummated) in reliance on a provision of this Agreement that requires compliance with any such financial ratio or test (any such amounts, the “Incurrence Based Amounts”), it is understood and agreed that the Fixed Amounts (and any cash proceeds thereof) shall be disregarded in the calculation of the financial ratio or test applicable to the Incurrence-Based Amounts in connection with such substantially concurrent incurrence and shall be calculated for the most recent twelve consecutive month period ending prior to the date of such determination for which internal consolidated financial statements of Holdings are #4848-1207-1386 65 available, except that incurrences of Indebtedness and Liens constituting Fixed Amounts shall be taken into account for purposes of Incurrence Based Amounts. (q) Notwithstanding anything to the contrary contained in this Agreement or in any other Loan Document, to the extent that any Lender extends the maturity date of, or replaces, renews or refinances, any of its then-existing Loans with an Incremental Facility, Credit Agreement Refinancing Indebtedness or loans incurred under a new credit facility, in each case, to the extent such extension, replacement, renewal or refinancing is effected by means of a “cashless roll” by such Lender, such extension, replacement, renewal or refinancing shall be deemed to comply with any requirement hereunder or any other Loan Document that such payment be made “in Dollars”, “in immediately available funds”, “in cash” or any other similar requirement. (r) For all purposes under the Loan Documents, in connection with any division or plan of division under Delaware law (or any comparable event under a different jurisdiction’s laws): (i) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person, and (ii) if any new Person comes into existence, such new Person shall be deemed to have been organized on the first date of its existence by the holders of its equity interests at such time. Section 1.03 Rates. The Administrative Agent does not warrant or accept responsibility for, and shall not have any liability with respect to (a) the continuation of, administration of, submission of, calculation of or any other matter related to Base Rate, the Term SOFR Reference Rate, Term SOFR, or any component definition thereof or rates referred to in the definition thereof, or any alternative, successor or replacement rate thereto (including any Benchmark Replacement), including whether the composition or characteristics of any such alternative, successor or replacement rate (including any Benchmark Replacement) will be similar to, or produce the same value or economic equivalence of, or have the same volume or liquidity as, Base Rate, the Term SOFR Reference Rate, Term SOFR, or any other Benchmark prior to its discontinuance or unavailability, or (b) the effect, implementation or composition of any Conforming Changes. The Administrative Agent and its affiliates or other related entities may engage in transactions that affect the calculation of Base Rate, the Term SOFR Reference Rate, Term SOFR, any alternative, successor or replacement rate (including any Benchmark Replacement) or any relevant adjustments thereto, in each case, in a manner adverse to the Borrower. The Administrative Agent may select information sources or services in its reasonable discretion to ascertain Base Rate, the Term SOFR Reference Rate, Term SOFR, or any other Benchmark, in each case pursuant to the terms of this Agreement, and shall have no liability to the Borrower, any Lender or any other person or entity for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and whether at law or in equity), for any error or calculation of any such rate (or component thereof) provided by any such information source or service. ARTICLE II AMOUNT AND TERMS OF CREDIT. Section 2.01 Amounts and Terms of the Commitments. (a) Subject to and upon the terms and conditions set forth herein, each Lender severally agrees to make a term loan or term loans (each, an “Initial Term Loan” and, collectively, the “Initial Term Loans”) to the Borrower, which Initial Term Loans (A) shall be #4848-1207-1386 66 incurred pursuant to a single drawing on the Closing Date, (B) shall be denominated in Dollars, (C) except as hereinafter provided, shall, at the option of the Borrower, be incurred and maintained as, and/or converted into, Base Rate Loans or LIBORSOFR Loans, provided that except as otherwise specifically provided in Section 2.11(b), all Initial Term Loans comprising the same Borrowing shall at all times be of the same Type, and (D) shall be made by each such Lender in that aggregate principal amount which does not exceed the Initial Term Loan Commitment of such Lender on the Closing Date. (b) After the Closing Date, subject to and upon the terms and conditions set forth herein and in the Incremental Amendment or Refinancing Amendment applicable to the Tranche of Loans then being made pursuant to this clause (b), each Lender with a Commitment with respect to such Tranche of Loans (other than an Initial Term Loan Commitment) severally agrees to make a Loan under such Tranche to the Borrower, which Loans under such Tranche (i) shall be incurred pursuant to a single drawing on the date set forth for such incurrence in the Incremental Amendment or Refinancing Amendment, as the case may be, (ii) shall be denominated in Dollars, (iii) except as hereinafter provided, shall, at the option of the Borrower, be incurred and maintained as, and/or converted into, Base Rate Loans or LIBORSOFR Loans, provided that except as otherwise specifically provided in Section 2.11(b), all Term Loans under a Tranche comprising the same Borrowing shall at all times be of the same Type, and (iv) shall be made by each such Lender in that aggregate principal amount which does not exceed the applicable Commitment under such Tranche of such Lender on the date of incurrence thereof. Once repaid, Term Loans incurred hereunder may not be reborrowed. Section 2.02 Minimum Amount of Each Borrowing. The aggregate principal amount of each Borrowing of Term Loans shall not be less than the Minimum Borrowing Amount (unless the amount available to be borrowed at the time of such Borrowing is less than the Minimum Borrowing Amount). More than one Borrowing may occur on the same date, but at no time shall there be outstanding more than five Borrowings of LIBORSOFR Loans in the aggregate for all Term Loans. Section 2.03 Notice of Borrowing. Except with respect to the Borrowings and Loans made on the Closing Date, which shall not require any additional notice of such Borrowing and Loan, if the Borrower desires to incur the Loans (or portions thereof) as (x) LIBORSOFR Loans hereunder, the Borrower shall give the Administrative Agent at the Notice Office at least three Business Days (or such shorter period as shall be acceptable to the Administrative Agent) prior notice of the Loans to be incurred hereunder and (y) Base Rate Loans hereunder, the Borrower shall give the Administrative Agent at the Notice Office at least one Business Day’s (or such shorter period as shall be acceptable to the Administrative Agent) prior notice of the Loans to be incurred hereunder, provided that any such notice shall be deemed to have been given on a certain day only if given before 12:00 noon (New York City time) on such day. Such notice (the “Notice of Borrowing”), except as otherwise expressly provided in Section 2.11, shall be irrevocable and shall be in writing, in the form of Exhibit F, appropriately completed to specify: (i) the aggregate principal amount of such Borrowing, (ii) the Class of the Loans to be incurred pursuant to such Borrowing, (iii) the date of such Borrowing (which shall be a Business Day), (iv) whether the Loans being incurred pursuant to such Borrowing are to be initially maintained as Base Rate Loans or, to the extent permitted hereunder, LIBORSOFR Loans and, if LIBORSOFR Loans, the initial Interest Period to be applicable thereto and (v) the applicable account details for the Borrower. The Administrative Agent shall promptly give each Lender which is required to make Loans, notice of such proposed Borrowing, of such Lender’s proportionate share thereof and of the other matters required by the immediately preceding sentence to be specified in the Notice of Borrowing. #4848-1207-1386 67

Section 2.04 Repayment of Loans. (a) The principal amount of the Initial Term Loans of each Lender shall be repaid (i) on each Quarterly Payment Date, commencing with the last Business Day of the first full fiscal quarter of the Borrower and its Subsidiaries following the ClosingFourth Amendment Effective Date, in an amount equal to 0.250.277647957978404% of the original principal amount of the Initial Term Loans outstanding on the ThirdFourth Amendment Effective Date (after giving effect to the Third Amendmentincurrence of the 2021-B Term Loans) (as such payments may be reduced from time to time as a result of the application of prepayments in accordance with this Section 2.04, Section 4.01, Section 4.02 or purchases in accordance with Section 12.04(a)(iv) or increased as a result of any increase in the amount of such Initial Term Loans pursuant to Section 2.15) and (ii) on the Initial Term Loan Maturity Date, the remaining outstanding principal balance. (b) The principal amount of Incremental Term Loans of each Additional Incremental Lender shall be repaid as provided in the respective Incremental Amendment, subject to the requirements of Section 2.15. To the extent not previously paid, each Incremental Term Loan shall be due and payable on the Incremental Term Loan Maturity Date applicable to such Incremental Term Loan. (c) The principal amount of any Loans extended pursuant to an Extension shall be repaid as provided in the respective Extension, subject to the requirements of Section 2.16. To the extent not previously paid, each Loan under a Tranche extended pursuant to an Extension shall be due and payable on the Maturity Date applicable to such Loan as provided in the respective Extension, subject to the requirements of Section 2.16. (d) The principal amount of any Other Term Loans shall be repaid as provided in the respective Refinancing Amendment, subject to the requirements of Section 2.17. To the extent not previously paid, each Other Term Loan shall be due and payable on the Maturity Date applicable to such Other Term Loan as provided in the respective Refinancing Amendment, subject to the requirements of Section 2.17. #4848-1207-1386 68

Section 2.05 Disbursement of Funds. No later than 1:00 p.m. (New York City time) on the date specified in each Notice of Borrowing, each Lender with a Commitment of the respective Tranche will make available its pro rata portion (determined in accordance with Section 2.08) of each such Borrowing requested to be made on such date. All such amounts will be made available in Dollars and in immediately available funds at the Payment Office, and the Administrative Agent will make available to the Borrower at the Payment Office, or to such other account as the Borrower may specify in writing prior to the Closing Date, the aggregate of the amounts so made available by the Lenders. Unless the Administrative Agent shall have been notified by any Lender prior to the date of Borrowing that such Lender does not intend to make available to the Administrative Agent such Lender’s portion of any Borrowing to be made on such date, the Administrative Agent may assume that such Lender has made such amount available to the Administrative Agent on such date of Borrowing and the Administrative Agent may (but shall not be obligated to), in reliance upon such assumption, make available to the Borrower a corresponding amount. If such corresponding amount is not in fact made available to the Administrative Agent by such Lender, the Administrative Agent shall be entitled to recover such corresponding amount on demand from such Lender. If such Lender does not pay such corresponding amount forthwith upon the Administrative Agent’s demand therefor, the Administrative Agent shall promptly notify the Borrower and the Borrower shall immediately pay such corresponding amount to the Administrative Agent. The Administrative Agent also shall be entitled to recover on demand from such Lender or the Borrower, as the case may be, interest on such corresponding amount in respect of each day from the date such corresponding amount was made available by the Administrative Agent to the Borrower until the date such corresponding amount is recovered by the Administrative Agent, at a rate per annum equal to (i) if recovered from such Lender, the overnight Federal Funds Rate for the first three days and at the interest rate otherwise applicable to such Loans for each day thereafter and (ii) if recovered from the Borrower, the rate of interest applicable to the respective Borrowing, as determined pursuant to Section 2.09. Nothing in this Section 2.05 shall be deemed to relieve any Lender from its obligation to make Loans hereunder or to prejudice any rights which the Borrower may have against any Lender as a result of any failure by such Lender to make Loans hereunder. Section 2.06 Promissory Notes. (a) The Borrower’s obligation to pay the principal of, and interest on, the Loans of any Class under a Tranche made by each Lender shall be evidenced in the Register maintained by the Administrative Agent pursuant to Section 12.15 and shall, if requested by such Lender, also be evidenced by a promissory note duly executed and delivered by the Borrower substantially in the form of Exhibit G (each, a “Term Note” and, collectively, the “Term Notes”). (b) Each Lender will note on its internal records the amount of each Loan of any Class under a Tranche made by it and each payment in respect thereof and prior to any transfer of any of its Notes with respect to such Loans will endorse on the reverse side thereof the outstanding principal amount of such Loans evidenced thereby. Failure to make any such notation or any error in such notation shall not affect the Borrower’s obligations in respect of such Loans. (c) Notwithstanding anything to the contrary contained above in this Section 2.06 or elsewhere in this Agreement, Notes shall only be delivered to Lenders which at any time specifically request the delivery of such Notes. No failure of any Lender to request or obtain a Note evidencing its Loans under a Tranche to the Borrower shall affect or in any manner impair the obligations of the Borrower to pay the Loans under such Tranche (and all related Obligations) incurred by the Borrower which would otherwise be evidenced thereby in accordance with the requirements of this Agreement, and shall not in any way affect the security or guarantees therefor provided pursuant to the various Loan Documents. Any Lender which #4848-1207-1386 69 does not have a Note evidencing its outstanding Loans shall in no event be required to make the notations otherwise described in preceding clause (b). At any time when any Lender requests the delivery of a Note to evidence any of its Loans under a Tranche, the Borrower shall promptly execute and deliver to the respective Lender the requested Note in the appropriate amount or amounts to evidence such Loans.

Section 2.07 Conversions. The Borrower shall have the option to convert, on any Business Day, all or a portion equal to at least the Minimum Borrowing Amount of the outstanding principal amount of Loans made pursuant to one or more Borrowings (so long as of the same Tranche) of one or more Types of Loans into a Borrowing (of the same Tranche) of another Type of Loan, provided that, (i) except as otherwise provided in Section 2.11(b) or unless the Borrower complies with the provisions of Section 2.12, ~~LIBOR~~**SOFR** Loans may be converted into Base Rate Loans only on the last day of an Interest Period applicable to the Loans being converted and no such partial conversion of ~~LIBOR~~**SOFR** Loans shall reduce the outstanding principal amount of such ~~LIBOR~~**SOFR** Loans made pursuant to a single Borrowing to less than the Minimum Borrowing Amount applicable thereto, (ii) upon notice to the Borrower from the Administrative Agent given at the request of the Required Lenders, after the occurrence and during the continuance of a Significant Event of Default, Base Rate Loans may only be converted into ~~LIBOR~~**SOFR** Loans, and (iii) no conversion pursuant to this Section 2.07 shall result in a greater number of Borrowings of ~~LIBOR~~**SOFR** Loans than is permitted under Section 2.02. Each such conversion shall be effected by the Borrower giving the Administrative Agent at the Notice Office prior to 1:00 p.m. (New York City time) at least (x) in the case of conversions of Base Rate Loans into ~~LIBOR~~**SOFR** Loans, three Business Days' prior notice and (y) in the case of conversions of ~~LIBOR~~**SOFR** Loans into Base Rate Loans, one Business Day's prior notice (each, a "Notice of Conversion/Continuation"), in each case substantially in the form of Exhibit H, appropriately completed to specify the Term Loans to be so converted, the Borrowing or Borrowings pursuant to which such Loans were incurred and, if to be converted into ~~LIBOR~~**SOFR** Loans, the Interest Period to be initially applicable thereto. The Administrative Agent shall give each Lender prompt notice of any such proposed conversion affecting any of its Loans.

Section 2.08 Pro Rata Borrowings. All Borrowings of any Tranche of Loans under this Agreement shall be incurred from the Lenders *pro rata* on the basis of their Commitments applicable to such Tranche of Loans. It is understood that no Lender shall be responsible for any default by any other Lender of its obligation to make Loans hereunder and that each Lender shall be obligated to make the Loans provided to be made by it hereunder, regardless of the failure of any other Lender to make its Loans hereunder.

Section 2.09 Interest.

(a) The Borrower agrees to pay interest in respect of the unpaid principal amount of each Term Loan maintained as a Base Rate Loan from the date of Borrowing thereof until the earlier of (i) the maturity thereof (whether by acceleration or otherwise) and (ii) the conversion of such Base Rate Loan to a ~~LIBOR~~**SOFR** Loan pursuant to Section 2.07 or 2.10, as applicable, at a rate *per annum* which shall be equal to the sum of the relevant Applicable Margin plus the Base Rate, each as in effect from time to time.

(b) The Borrower agrees to pay interest in respect of the unpaid principal amount of each Term Loan maintained as a ~~LIBOR~~**SOFR** Loan from the date of Borrowing thereof until the earlier of (i) the maturity thereof (whether by acceleration or otherwise) and (ii) the conversion of such ~~LIBOR~~**SOFR** Loan to a Base Rate Loan pursuant to Section 2.07, 2.10 or 2.11, as applicable, at a rate *per annum* which shall, during each Interest Period applicable

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thereto, be equal to the sum of the relevant Applicable Margin as in effect from time to time during such Interest Period plus the LIBOR RateAdjusted Term SOFR for such Interest Period. (c) The Borrower agrees to pay interest in respect of the unpaid principal amount of each Incremental Term Loan as provided in the respective Incremental Amendment, subject to the requirements of Section 2.15. The Borrower agrees to pay interest in respect of the unpaid principal amount of each Loan extended pursuant to an Extension as provided in the respective Extension, subject to the requirements of Section 2.16. The Borrower agrees to pay interest in respect of the unpaid principal amount of any Credit Agreement Refinancing Indebtedness as provided in the respective Refinancing Amendment, subject to the requirements of Section 2.17. (d) Upon the occurrence and during the continuance of a Significant Event of Default, overdue principal and, to the extent permitted by law, overdue interest in respect of each Loan and all other overdue amounts shall, in each case, bear interest at a rate per annum equal to (x) in the case of overdue principal, the rate which is 2% in excess of the rate then borne by such Loans or (y) in the case of all other overdue amounts (including, to the extent permitted by law, overdue interest) payable hereunder and under any other Loan Document, the rate which is 2% in excess of the rate applicable to Loans that are maintained as Base Rate Loans from time to time. Interest that accrues under this Section 2.09(d) shall be payable on written demand. (e) Accrued (and theretofore unpaid) interest shall be payable (i) in respect of each Base Rate Loan, (x) quarterly in arrears on each Quarterly Payment Date, (y) on the date of any repayment or prepayment in full of all outstanding Base Rate Loans, and (z) at maturity (whether by acceleration or otherwise) and, after such maturity, on demand, and (ii) in respect of each LIBORSOFR Loan, (x) on the last day of each Interest Period applicable thereto and, in the case of an Interest Period in excess of three months, on each date occurring at three month intervals after the first day of such Interest Period, and (y) on the date of any repayment or prepayment (on the amount repaid or prepaid), at maturity (whether by acceleration or otherwise) and, after such maturity, on demand. (f) Upon each Interest Determination Date, the Administrative Agent shall determine the LIBOR RateTerm SOFR for each Interest Period applicable to the respective LIBORSOFR Loans and shall promptly notify the Borrower and the Lenders of such LIBORSOFR Loans thereof. Each such determination shall, absent manifest error, be final and conclusive and binding on all parties hereto. (g) Term SOFR Conforming Changes. In connection with the use or administration of Term SOFR, the Administrative Agent will have the right to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document. The Administrative Agent will promptly notify the Borrower and the Lenders of the effectiveness of any Conforming Changes in connection with the use or administration of Term SOFR. #4848-1207-1386 71

Section 2.10 Interest Periods. At the time the Borrower gives any Notice of Borrowing or Notice of Conversion/Continuation in respect of the making of, or conversion into, any ~~LIBOR~~**SOFR** Loan (in the case of the initial Interest Period applicable thereto) or prior to 1:00 p.m. (New York City time) on the third Business Day prior to the expiration of an Interest Period applicable to such ~~LIBOR~~**SOFR** Loan (in the case of any subsequent Interest Period), the Borrower shall have the right to elect the interest period (each, an "Interest Period") applicable to such ~~LIBOR~~**SOFR** Loan, which Interest Period shall, at the option of the Borrower, be a one~~, two (only until December 31, 2021)~~, three, six or, if approved by each Lender with Term Loans and/or Term Loan Commitments under the relevant Tranche, twelve month period or any shorter period, provided that (in each case):

(a) all ~~LIBOR~~**SOFR** Loans comprising a Borrowing shall at all times have the same Interest Period;

(b) the initial Interest Period for any ~~LIBOR~~**SOFR** Loan shall commence on the date of Borrowing of such ~~LIBOR~~**SOFR** Loan (including the date of any conversion thereto from a Base Rate Loan) and each Interest Period occurring thereafter in respect of such ~~LIBOR~~**SOFR** Loan shall commence on the day on which the next preceding Interest Period applicable thereto expires;

(c) if any Interest Period for a ~~LIBOR~~**SOFR** Loan begins on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period, such Interest Period shall end on the last Business Day of such calendar month;

(d) if any Interest Period for a ~~LIBOR~~**SOFR** Loan would otherwise expire on a day which is not a Business Day, such Interest Period shall expire on the next succeeding Business Day; provided, however, that if any Interest Period for a ~~LIBOR~~**SOFR** Loan would otherwise expire on a day which is not a Business Day but is a day of the month after which no further Business Day occurs in such month, such Interest Period shall expire on the next preceding Business Day;

(e) upon notice to the Borrower from the Administrative Agent given at the request of the Required Lenders, after the occurrence and during the continuance of any Significant Event of Default, no Interest Period may be selected; and

(f) no Interest Period in respect of any Borrowing of any Tranche of Loans shall be selected which extends beyond the Maturity Date for such Tranche of Loans.

If by 1:00 p.m. (New York City time) on the third Business Day prior to the expiration of any Interest Period applicable to a Borrowing of ~~LIBOR~~**SOFR** Loans, the Borrower has failed to elect, or is not permitted to elect, a new Interest Period to be applicable to such ~~LIBOR~~**SOFR** Loans as provided above, the Borrower shall be deemed to have elected to continue such ~~LIBOR~~**SOFR** Loans as ~~LIBOR~~**SOFR** Loans with an Interest Period of one month effective as of the expiration date of such current Interest Period.

Section 2.11 Increased Costs, Illegality, etc . In the event that any Lender shall have determined (which determination shall, absent manifest error, be final and conclusive and binding upon all parties hereto but, with respect to clause (A) below, may be made only by the Administrative Agent):

(A) on any Interest Determination Date that, by reason of any changes in any Requirement of Law arising after the date of this Agreement affecting the ~~London interbank~~**Term SOFR** market, adequate and fair means do not exist for

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ascertaining the applicable interest rate on the basis provided for in the definition of ~~LIBOR Rate~~**Term SOFR**; or

(B) at any time, that such Lender shall incur increased costs or reductions in the amounts received or receivable hereunder with respect to any ~~LIBOR~~**SOFR** Loan because of (x) any change since the date of this Agreement in any applicable law or governmental rule, regulation, order, guideline or request (whether or not having the force of law) or in the interpretation or administration thereof and including the introduction of any new law or governmental rule, regulation, order, guideline or request, such as, but not limited to, a change in official reserve requirements, but, in all events, ~~excluding reserves required under Regulation D to the extent included in the computation of the LIBOR Rate~~ and/or (y) other circumstances arising since the date of this Agreement affecting such Lender, the ~~London interbank~~**Term SOFR** market or the position of such Lender in such market (including that ~~the LIBOR Rate~~**Adjusted Term SOFR** with respect to such ~~LIBOR~~**SOFR** Loan does not adequately and fairly reflect the cost to such Lender of funding such ~~LIBOR~~**SOFR** Loan); or

(C) at any time, that the making or continuance of any ~~LIBOR~~**SOFR** Loan has been made (x) unlawful by any law or governmental rule, regulation or order, (y) impossible by compliance by any Lender in good faith with any governmental request (whether or not having force of law) or (z) impracticable as a result of a contingency occurring after the date of this Agreement which materially and adversely affects the ~~London interbank~~**Term SOFR** market; then, and in any such event, such Lender (or the Administrative Agent, in the case of clause (A) above) shall promptly give notice (in writing) to the Borrower and, except in the case of clause (A) above, to the Administrative Agent of such determination (which notice the Administrative Agent shall promptly transmit to each of the other Lenders). Thereafter (x) in the case of clause (A) above, ~~LIBOR~~**SOFR** Loans shall no longer be available until such time as the Administrative Agent notifies the Borrower and the Lenders that the circumstances giving rise to such notice by the Administrative Agent no longer exist, and any Notice of Borrowing or Notice of Conversion/Continuation given by the Borrower with respect to ~~LIBOR~~**SOFR** Loans which have not yet been incurred (including by way of conversion) shall be deemed rescinded by the Borrower, (y) in the case of clause (B) above, the Borrower agrees to pay to such Lender, upon such Lender's written request therefor, such additional amounts (in the form of an increased rate of, or a different method of calculating, interest or otherwise as such Lender shall determine after consultation with the Borrower) as shall be required to compensate such Lender for such increased costs or reductions in amounts received or receivable hereunder (a written notice as to the additional amounts owed to such Lender, showing in reasonable detail (provided that such Lender shall not be required to disclose any price sensitive information, any confidential information or any information to the extent prohibited by law or regulation) the basis for the calculation thereof, submitted to the Borrower by such Lender shall, absent manifest error, be final and conclusive and binding on all the parties hereto); provided that the Borrower shall not be liable for such compensation under this clause (y) if (i) the relevant circumstances are not generally affecting the banking market or (ii) the applicable request has not been made by Lenders constituting Required Lenders; and (z) in the case of clause (C) above, the Borrower shall take one of the actions specified in Section 2.11(b) as promptly as possible and, in any event, within the time period required by law.

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(b) At any time that any LIBORSOFR Loan is affected by the circumstances described in Section 2.11(a)(B), the Borrower may, and in the case of a LIBORSOFR Loan affected by the circumstances described in Section 2.11(a)(C), the Borrower shall, either (x) if the affected LIBORSOFR Loan is then being made initially or pursuant to a conversion, cancel such Borrowing by giving the Administrative Agent notice (in writing) on the same date that the Borrower was notified by the affected Lender or the Administrative Agent pursuant to Section 2.11(a)(B) or (C) or (y) if the affected LIBORSOFR Loan is then outstanding, upon at least three Business Days’ written notice to the Administrative Agent, require the affected Lender to convert such LIBORSOFR Loan into a Base Rate Loan, provided that, if more than one Lender is affected at any time, then all affected Lenders must be treated the same pursuant to this Section 2.11(b). (c) If any Lender determines that after the date of this Agreement the introduction of or any change in any applicable law or governmental rule, regulation, order, guideline, directive or request (whether or not having the force of law) concerning liquidity or capital adequacy, or any change in interpretation or administration thereof by the NAIC or any Governmental Authority, central bank or comparable agency, will have the effect of increasing the amount of capital or liquidity required or expected to be maintained by such Lender or any corporation controlling such Lender based on the existence of such Lender’s Loans or Commitments hereunder or its obligations hereunder, then the Borrower agrees to pay to such Lender, upon its written demand therefor, such additional amounts as shall be required to compensate such Lender or such other corporation for the increased cost to such Lender or such other corporation or the reduction in the rate of return to such Lender or such other corporation as a result of such increase of capital. In determining such additional amounts, each Lender will act reasonably and in good faith and will use averaging and attribution methods which are reasonable, provided that such Lender’s determination of compensation owing under this Section 2.11(c) shall, absent manifest error, be final and conclusive and binding on all the parties hereto. Each Lender, upon determining that any additional amounts, will be payable pursuant to this Section 2.11(c), will give prompt written notice thereof to the Borrower, which notice shall show in reasonable detail the basis for calculation of such additional amounts, although the failure to give any such notice shall not release or diminish the Borrower’s obligations to pay additional amounts pursuant to this Section 2.11(c) upon the subsequent receipt of such notice. (d) Notwithstanding anything in this Agreement to the contrary, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines, requirements and directives thereunder, issued in connection therewith or in implementation thereof and (y) all requests rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall be deemed to be a change after the date of this Agreement in a requirement of law or government rule, regulation or order, regardless of the date enacted, adopted, issued or implemented (including for purposes of this Section 2.11). (e) For the avoidance of doubt, this Section 2.11 shall not apply to any Excluded Taxes or to any Indemnified Taxes, which are otherwise provided for in Section 4.04. (f) If at any time (i) the supervisor for the administrator of the LIBOR Rate or a Governmental Authority having jurisdiction over the Administrative Agent has made a public statement identifying a specific date after which the LIBOR Rate shall no longer be used for determining interest rates for loans or (ii) the Administrative Agent and the Borrowers shall have determined (which determination shall be final and conclusive and binding upon all parties #4848-1207-1386 74 hereto) that there exists, at such time, a broadly accepted market convention for determining a rate of interest for syndicated loans in the United States in lieu of the LIBOR Rate (it being understood that the Administrative Agent and the Borrower shall have no obligation to make such determination and/or to give such notice), (each event in clause (i) or (ii), an “Alternative Interest Rate Election Event”), the Administrative Agent and Borrower shall endeavor to establish an alternate rate of interest to the LIBOR Rate that gives due consideration to the then prevailing market convention for determining a rate of interest for leveraged syndicated loans in the United States at such time, and shall enter into an amendment to this Agreement to reflect such alternate rate of interest and such other related changes to this Agreement as may be applicable. Notwithstanding anything to the contrary in Section 12.12, such amendment shall become effective without any further action or consent of any other party to this Agreement so long as the Administrative Agent shall not have received, within five (5) Business Days after the date the applicable proposed amendment is posted to Lenders, a written notice from Required Lenders stating that they object to such amendment (which amendment shall not be effective prior to the end of such five (5) Business Day notice period). To the extent an alternate rate of interest is adopted as contemplated hereby, the approved rate shall be applied in a manner consistent with prevailing market convention and contain a 1.00% floor; provided that, to the extent such prevailing market convention is not administratively feasible for the Administrative Agent, such approved rate shall be applied in a manner as otherwise reasonably determined by the Administrative Agent and Borrower. From such time as an Alternative Interest Rate Election Event has occurred and is continuing until an alternate rate of interest has been determined in accordance with the terms and conditions of this paragraph, (x) any Interest Period request that requests the conversion of any Borrowing to, or continuation of any Borrowing as, a LIBOR Loan shall be ineffective and (y) if any Notice of Borrowing requests a LIBOR Loan, such Borrowing shall be made as a Base Rate Loan, in each case, solely to the extent that the LIBOR Rate for such Interest Period is not available or published at such time on a current basis. (f) Benchmark Replacement Setting. (i) Benchmark Replacement. Notwithstanding anything to the contrary herein or in any other Loan Document, upon the occurrence of a Benchmark Transition Event, the Administrative Agent and the Borrower may amend this Agreement to replace the then-current Benchmark with a Benchmark Replacement. Any such amendment with respect to a Benchmark Transition Event will become effective at 5:00 p.m. (New York City time) on the fifth (5th) Business Day after the Administrative Agent has posted such proposed amendment to all affected Lenders and the Borrower so long as the Administrative Agent has not received, by such time, written notice of objection to such amendment from Lenders comprising the Required Lenders. No replacement of a Benchmark with a Benchmark Replacement pursuant to this Section 2.11(f)(i) will occur prior to the applicable Benchmark Transition Start Date. (ii) Benchmark Replacement Conforming Changes. In connection with the use, administration, adoption or implementation of a Benchmark Replacement, the Administrative Agent will have the right to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document. #4848-1207-1386 75

(iii) Notices; Standards for Decisions and Determinations. The Administrative Agent will promptly notify the Borrower and the Lenders of (i) the implementation of any Benchmark Replacement and (ii) the effectiveness of any Conforming Changes in connection with the use, administration, adoption or implementation of a Benchmark Replacement. The Administrative Agent will notify the Borrower of (x) the removal or reinstatement of any tenor of a Benchmark pursuant to Section 2.11(f)(iv) and (y) the commencement of any Benchmark Unavailability Period. Any determination, decision or election that may be made by the Administrative Agent or, if applicable, any Lender (or group of Lenders) pursuant to this Section 2.11, including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party to this Agreement or any other Loan Document, except, in each case, as expressly required pursuant to this Section 2.11. (iv) Unavailability of Tenor of Benchmark. Notwithstanding anything to the contrary herein or in any other Loan Document, at any time (including in connection with the implementation of a Benchmark Replacement), (i) if the then-current Benchmark is a term rate (including, without limitation, the Term SOFR Reference Rate) and either (A) any tenor for such Benchmark is not displayed on a screen or other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion or (B) the regulatory supervisor for the administrator of such Benchmark has provided a public statement or publication of information announcing that any tenor for such Benchmark is not or will not be representative, then the Administrative Agent may modify the definition of “Interest Period” (or any similar or analogous definition) for any Benchmark settings at or after such time to remove such unavailable or non-representative tenor and (ii) if a tenor that was removed pursuant to clause (iv)(i) above either (A) is subsequently displayed on a screen or information service for a Benchmark (including a Benchmark Replacement) or (B) is not, or is no longer, subject to an announcement that it is not or will not be representative for a Benchmark (including a Benchmark Replacement), then the Administrative Agent may modify the definition of “Interest Period” (or any similar or analogous definition) for all Benchmark settings at or after such time to reinstate such previously removed tenor. (v) Benchmark Unavailability Period. Upon the Borrower’s receipt of notice of the commencement of a Benchmark Unavailability Period with respect to a given Benchmark, the Borrower may revoke any pending request for a SOFR Borrowing of, conversion to or continuation of SOFR Loans to be made, converted or continued during any Benchmark Unavailability Period and, failing that, the Borrower will be deemed to have converted any such request into a request for a Borrowing of or conversion to Base Rate Loans in the amount specified therein. During a Benchmark Unavailability Period or at any time that a tenor for the then-current Benchmark is not an Available Tenor, the component of Base Rate based upon the then-current Benchmark or such tenor for such Benchmark, as applicable, will not be used in any determination of Base Rate. #4848-1207-1386 76

Section 2.12 Compensation. (a) The Borrower agrees to compensate each Lender, upon its written request (which request shall set forth in reasonable detail (provided that such Lender shall not be required to disclose any price sensitive information, any confidential information or any information to the extent prohibited by law or regulation) the basis for requesting such compensation, and shall, absent manifest error, be final and conclusive and binding on all the parties hereto), for all actual losses, reasonable and documented out-of-pocket expenses and liabilities (including, without limitation, any actual loss, reasonable and documented out-of-pocket expense or liability incurred by reason of the liquidation or reemployment of deposits or other funds required by such Lender to fund its LIBORSOFR Loans but excluding loss of anticipated profits) which such Lender may sustain: (i) if for any reason (other than a default by such Lender or the Administrative Agent) a Borrowing of, or conversion from or into, LIBORSOFR Loans does not occur on a date specified therefor in a Notice of Borrowing or Notice of Conversion/Continuation (whether or not withdrawn by the Borrower or deemed withdrawn pursuant to Section 2.11(a)); (ii) if any prepayment or repayment (including any prepayment or repayment made pursuant to Section 4.01, Section 4.02 or as a result of an acceleration of the Loans pursuant to Section 10) or conversion of any of its LIBORSOFR Loans occurs on a date which is not the last day of an Interest Period with respect thereto (other than as a result of any required conversion pursuant to Section 2.11(b)); (iii) if any prepayment of any of its LIBORSOFR Loans is not made on any date specified in a notice of prepayment given by the Borrower; or (iv) as a consequence of (x) any other default by the Borrower to repay LIBORSOFR Loans when required by the terms of this Agreement or any Note held by such Lender or (y) any election made pursuant to Section 2.11(b). (b) With respect to any Lender’s claim for compensation under Section 2.11 or 2.12, the Borrower shall not be required to compensate such Lender for any amount incurred more than 180 days prior to the date that such Lender or the Administrative Agent notifies the Borrower of the event that gives rise to such claim; provided that, if the circumstance giving rise to such claim is retroactive, then such 180-day period referred to above shall be extended to include the period of retroactive effect thereof. (c) The Borrower shall make such compensation under Section 2.11 or 2.12 within 30 days after receipt of written request therefor. Section 2.13 Change of Lending Office. Each Lender agrees that on the occurrence of any event giving rise to the operation of Section 2.11(a)(B) or (C), Section 2.11(c) or Section 4.04 with respect to such Lender, it will, if requested by the Borrower, use commercially reasonable efforts (subject to overall policy considerations of such Lender) to designate another lending office for any Loans affected by such event, provided that such designation is made on such terms that such Lender and its lending office suffer no legal, regulatory or unreimbursed economic disadvantage (including unreimbursed costs or expenses), with the object of avoiding the consequence of the event giving rise to the operation of such Section. Nothing in this Section 2.13 shall affect or postpone any of the obligations of the Borrower or the right of any Lender provided in Sections 2.11 and 4.04. Section 2.14 Replacement of Lenders. (a) (x) If any Lender becomes a Defaulting Lender, (y) upon the occurrence of any event giving rise to the operation of Section 2.11(a)(B) or (C), Section 2.11(c) or Section 4.04 with respect to any Lender which results in such Lender charging to the Borrower increased costs, additional amounts or indemnifications or (z) in the case of a refusal by a Lender to #4848-1207-1386 77 consent to a proposed change, waiver, discharge or termination with respect to this Agreement that requires the consent of each Lender or each directly and adversely affected Lender which has been approved by the Required Lenders as (and to the extent) provided in Section 12.12(a), the Borrower shall have the right, (I) to terminate the Term Loan Commitment of such Lender and repay all Obligations of the Borrower owing to such Lender relating to the Loans and participations held by such Lender as of such termination date or (II) in accordance with Section 12.04 to replace such Lender (the “Replaced Lender”) with one or more other Eligible Assignees, none of whom shall constitute a Defaulting Lender at the time of such replacement (collectively, the “Replacement Lender”) and each of which shall be reasonably acceptable to the Administrative Agent (to the extent the Administrative Agent’s consent would be required under Section 12.04); provided that: (i) in the case of clause (II) above, at the time of any replacement pursuant to this Section 2.14, the Replacement Lender shall enter into one or more Assignment and Assumptions pursuant to Section 12.04 (and with all fees payable pursuant to said Section 12.04 to be paid by the Replacement Lender and/or the Replaced Lender (as may be agreed to at such time by and among the Borrower, the Replacement Lender and the Replaced Lender)) pursuant to which the Replacement Lender shall acquire all of the Term Loan Commitments and outstanding Term Loans of the Replaced Lender and, in connection therewith, shall pay to the Replaced Lender in respect thereof an amount equal to an amount equal to the principal of, and all accrued interest on, all outstanding Term Loans of the respective Replaced Lender; and (ii) all obligations of the Borrower then owing to the Replaced Lender (other than those specifically described in clause (i) above in respect of which the assignment purchase price has been, or is concurrently being, paid, but including all amounts, if any, owing under Section 2.12 and, to the extent such Replaced Lender is being replaced pursuant to this Section 2.14 for failing to consent to an amendment to effect a Repricing Transaction without applying the Prepayment Fee that would otherwise have been payable, the Prepayment Fee that would have otherwise been payable to such Replaced Lender if such Replaced Lender had consented to effect such Repricing Transaction) shall be paid in full to such Replaced Lender concurrently with such replacement. (b) Upon receipt by the Replaced Lender of all amounts required to be paid to it pursuant to this Section 2.14, the Administrative Agent or the Borrower shall be entitled (but not obligated) and is authorized (which authorization is coupled with an interest) to execute an Assignment and Assumption on behalf of such Replaced Lender, and any such Assignment and Assumption so executed by the Administrative Agent and the Replacement Lender shall be effective for purposes of this Section 2.14 and Section 12.04. Upon the execution of the respective Assignment and Assumption, the payment of amounts referred to in clauses (i) and (ii) above, recordation of the assignment on the Register by the Administrative Agent pursuant to Section 12.15, the Replacement Lender shall become a Lender hereunder and the Replaced Lender shall cease to constitute a Lender hereunder, except with respect to indemnification provisions under this Agreement (including, without limitation, Sections 2.11, 2.12, 4.04, 11.06, 12.01 and 12.06), which shall survive as to such Replaced Lender. Each Lender agrees that, if the Borrower elects to replace such Lender in accordance with this Section 2.14, it shall promptly execute and deliver to the Administrative Agent an Assignment and Assumption to evidence the assignment and shall deliver to the Administrative Agent any Note (if Notes have been issued in respect of such Lender’s Loans) subject to such Assignment and Assumption; provided that the #4848-1207-1386 78 failure of any such Lender to execute an Assignment and Assumption shall not render such assignment invalid and such assignment shall be recorded in the Register. Section 2.15 Incremental Term Loan Commitments. (a) At any time and from time to time prior to the Latest Maturity Date, subject to the terms and conditions set forth herein, the Borrower may by prior notice to the Administrative Agent, request to add one or more new credit facilities denominated in Dollars and consisting of one or more additional tranches of term loans (each, an “Incremental Term Facility” and the term loans extended thereunder, the “Incremental Term Loans”), provided that (i) immediately before and after giving effect to each Incremental Amendment and the applicable Incremental Term Facility, no Default or Event of Default has occurred and is continuing or would result therefrom and the representations and warranties in Article V shall be true and correct in all material respects; provided that to the extent the proceeds of any Incremental Term Facility are intended to be applied to finance a Limited Condition Acquisition, if agreed to by the Additional Incremental Lenders providing such Incremental Term Facility, (x) the only representations and warranties that will be required to be true and correct in all material respects (or, in the case of any representations and warranties qualified by materiality or Material Adverse Effect, in all respects) as of the applicable closing date for such Incremental Term Facility shall be (A) customary “specified representations” with respect to the applicable acquired company or business and (B) such of the representations and warranties made by or on behalf of the applicable acquired company or business in the applicable acquisition agreement as are material to the interests of the Additional Incremental Lenders, but only to the extent that Holdings or the applicable Subsidiary has the right to terminate its obligations under such acquisition agreement or not consummate such acquisition as a result of a breach of such representations or warranties in such acquisition agreement, and (y) the only condition with respect to absence of a Default or Event of Default shall be the absence of a Default or Event of Default at the time such acquisition agreement is entered into, (ii) the amount of Incremental Term Facilities and Permitted Incremental Equivalent Debt as of such date shall not be greater than the Maximum Incremental Term Facilities Amount permitted to be incurred on such date, (iii) no Incremental Term Loans shall benefit from any Guarantees or Collateral that do not ratably benefit the Term Loans and (iv) in the event that the Yield for any Incremental Term Loans incurred in reliance on clause (b)(i) of the definition of Maximum Incremental Term Facilities Amount that are pari passu in right of payment and with respect to security with the then existing Term Loans is higher than the Yield for the Initial Term Loans by more than 50 basis points, then the Applicable Margin for the Initial Term Loans shall be increased to the extent necessary so that the Yield for such Initial Term Loans is equal to the Yield for such Incremental Term Loans minus 50 basis points (the “MFN Adjustment”); provided that the MFN Adjustment shall not be applicable to (w) any Incremental Term Loans that are incurred more than 12 months after the Closing Date, (x) any Incremental Term Loans that have a maturity date more than one year after the then applicable Latest Maturity Date and (y) Incremental Term Loans that are incurred in connection with a Permitted Acquisition or other permitted Investments. Each Incremental Term Facility shall be in an integral multiple of $1,000,000 and be in an aggregate principal amount that is not less than $10,000,000, provided that such amount may be less than $10,000,000 if such amount represents all the remaining availability under the aggregate principal amount of Incremental Term Facilities set forth above. (b) Each Incremental Term Facility (i) shall rank (A) pari passu in right of payment and in respect of the Collateral with the Obligations in respect of the Term Loans made available to the Borrower or (B) pari passu or junior in right of payment and in respect of the Collateral with the Second Lien Loans or unsecured (and if secured, subject to the applicable Other #4848-1207-1386 79

Intercreditor Agreement), (ii) for purposes of prepayments, shall be treated no more favorably than the Initial Term Loans, in the case of an Incremental Term Facility, in each case except those that only apply after the then existing Latest Maturity Date, (iii) except as otherwise required or permitted in this Section 2.15, shall have such terms, if not consistent with the terms of the Initial Term Loans, as shall be agreed by the Borrower and the Additional Incremental Lenders providing such Incremental Term Facility; provided that to the extent such terms and documentation are not consistent with the then existing Term Loans (except to the extent relating to maturity, yield, use of proceeds or availability), they shall be reasonably satisfactory to the Administrative Agent (except for covenants or other provisions applicable only to the periods after the Latest Maturity Date of any then existing Term Loans or Incremental Term Loans) (it being understood to the extent that any financial maintenance covenant is added for the benefit of any Incremental Term Loans, no consent shall be required from the Administrative Agent or any Lender to the extent that such financial maintenance covenant is also added for the benefit of any corresponding existing Term Loans); provided further that (A) no Incremental Term Facility shall have a final maturity date earlier than the Maturity Date with respect to the Initial Term Loans and shall not amortize and (B) no Incremental Term Facility shall have a weighted average life that is shorter than the weighted average life of the then-remaining Initial Term Loans; provided, further, that (1) the immediately preceding clauses (A) and (B) shall not apply to up to $115,000,000 of Incremental Term Loans in the aggregate in the sole discretion of Borrower and (2) to the extent any Incremental Term Facility is not pari passu in right of payment and in respect of the Collateral with the Obligations, it shall (except in the case of any Incremental Term Facility that is incurred as a last-out tranche) be documented pursuant to documentation other than the Loan Documents. (c) Each notice from the Borrower pursuant to this Section 2.15 shall set forth the requested amount and proposed terms of the relevant Incremental Term Facility. Any additional bank, financial institution, existing Lender or other Person that elects to provide Commitments under an Incremental Term Facility shall be reasonably satisfactory to (i) the Borrower and, (ii) if Administrative Agent would have consent rights with respect to such new lender under Section 12.04 herein were such new lender to take an assignment of Loans hereunder, the Administrative Agent (such consent of the Administrative Agent not to be unreasonably withheld) (any such bank, financial institution, existing Lender or other Person being called an “Additional Incremental Lender”) and, if not already a Lender, shall become a Lender under this Agreement pursuant to an amendment (an “Incremental Amendment”) to this Agreement and, as appropriate, the other Loan Documents, executed by Holdings, the Borrower, such Additional Incremental Lender (in the case of this Agreement and, as appropriate, any other Loan Document, as applicable) and (to the extent it affects the rights or increases the obligations of the Administrative Agent, the Administrative Agent). No Lender shall be obligated to provide any Commitments under an Incremental Term Facility, unless it so agrees (and any Lender that does not respond shall be conclusively presumed not to agree to provide additional Commitments). Commitments in respect of any Incremental Term Facilities shall become Commitments under this Agreement. An Incremental Amendment may, without the consent of any other Lenders, effect such amendments to any Loan Documents as may be necessary or appropriate, in the reasonable opinion of the Administrative Agent, to effect the provisions of this Section (including to provide for voting provisions applicable to the Additional Incremental Lenders comparable to the provisions of Section 12.12 or any changes to Section 2.04 necessary to ensure such Incremental Term Facilities are fungible with the existing Term Loan if such facility is intended to be of the same Class as the relevant existing Term Loan). The proceeds of any Loans under an Incremental Term Facility will be used, directly or indirectly, for working #4848-1207-1386 80 capital and/or general corporate purposes and/or any other purposes not prohibited hereunder (including, without limitation, Restricted Payments and acquisitions). (d) This Section 2.15 shall supersede any provisions in Section 2.08 or 12.12 to the contrary. (e) Each of the parties hereto hereby agrees that the Administrative Agent may permit the Borrower, with respect to the initial BorrowingBorrowings of 2019-B Term Loans and 2021-B Term Loans only, to enter into an Interest Period that is shorter than the Interest Period applicable to the Borrowing of Initial Term Loans outstanding immediately prior to the making of the 2019-B Term Loans or the 2021-B Term Loans, as applicable, in order to ensure that the Interest Period applicable to the initial Borrowing of 2019-B Term Loans or 2021-B Term Loans, as applicable, ends on the same day as the Interest Period applicable to the borrowing of all other Initial Term Loans (and not withstanding any other provision of this Agreement that would prohibit such an Interest Period). Section 2.16 Loan Modification Offers. (a) Notwithstanding anything to the contrary in this Agreement, pursuant to one or more offers (each, a “Loan Modification Offer”) made from time to time by the Borrower to all Lenders of Term Loans with a like maturity date in each case on a pro rata basis (based on the aggregate outstanding principal amount of the respective Term Loans and offered on the same terms) to each such Lender, the Borrower is hereby permitted to consummate from time to time transactions with individual Lenders that accept the terms contained in such Loan Modification Offers to extend the maturity date of each such Lender’s Term Loans and otherwise modify the terms of such Term Loans pursuant to the terms of the relevant Loan Modification Offer (including, without limitation, by increasing the interest rate, premiums or fees payable in respect of such Term Loans (and related outstandings) and/or modifying the amortization schedule in respect of such Lender’s Term Loans)) (each, an “Extension”, and each group of Term Loans as so extended, as well as the Initial Term Loans not so extended, being a separate Class; any Extended Term Loans shall constitute a separate Class of Term Loans from the Class of Term Loans from which they were converted), so long as the following terms are satisfied: (i) except as to interest rates, fees, final maturity date, optional prepayment terms, required prepayment dates and participation in prepayments (which shall, subject to the immediately succeeding clauses (ii) and (iii), be determined by the Borrower and set forth in the relevant Loan Modification Offer), the Term Loans of any Lender that agrees to an Extension with respect to such Term Loans (an “Extending Lender”) extended pursuant to any Extension (“Extended Term Loans”) shall have terms applicable prior to the Initial Term Loan Maturity Date no more favorable in any material respect, taken as a whole, to the Extending Lender than the terms of the Class of Term Loans subject to such Loan Modification Offer, (ii) the final maturity date of any Extended Term Loans shall be no earlier than the Initial Term Loan Maturity Date and at no time shall the Term Loans (including Extended Term Loans) have more than six different maturity dates, (iii) the weighted average life of any Extended Term Loans shall be no shorter than the remaining weighted average life of the Term Loans extended thereby, #4848-1207-1386 81

(iv) if the aggregate principal amount of Term Loans (calculated on the face amount thereof) in respect of which Lenders shall have accepted the relevant Loan Modification Offer shall exceed the maximum aggregate principal amount of Term Loans offered to be extended by the Borrower pursuant to such Loan Modification Offer, then the Term Loans of such Lenders shall be extended ratably up to such maximum amount based on the respective principal amounts (but not to exceed actual holdings of record) with respect to which such Lenders have accepted such Loan Modification Offer, (v) all documentation in respect of such Extension shall be consistent with the foregoing, and (vi) any applicable Minimum Extension Condition shall be satisfied unless waived by the Borrower. (b) With respect to all Extensions consummated by the Borrower pursuant to this Section 2.16, (i) such Extensions shall not constitute voluntary or mandatory payments or prepayments for purposes of Section 4.01 or 4.02 and (ii) no Loan Modification Offer is required to be in any minimum amount or any minimum increment, provided that the Borrower may at its election specify as a condition (a “Minimum Extension Condition”) to consummating any such Extension that a minimum amount (to be determined and specified in the relevant Loan Modification Offer in the Borrower’s sole discretion and may be waived by the Borrower) of Term Loans of any or all applicable Classes be tendered. The Administrative Agent and the Lenders hereby consent to the consummation of the transactions contemplated by this Section 2.16 (including, for the avoidance of doubt, payment of any interest, fees or premium in respect of any Extended Term Loans on such terms as may be set forth in the relevant Loan Modification Offer) and hereby waive the requirements of any provision of this Agreement (including, without limitation, any pro rata payment section) or any other Loan Document that may otherwise prohibit or restrict any such Extension or any other transaction contemplated by this Section 2.16. (c) No consent of any Lender or any Administrative Agent shall be required to effectuate any Extension, other than (i) the consent of each Lender agreeing to such Extension with respect to one or more of its Term Loans (or a portion thereof) and (ii) to the extent affecting the rights or increasing the obligations of the Administrative Agent beyond those of the type already required to perform under the Loan Documents, the Administrative Agent, which consent shall not be unreasonably withheld or delayed; provided, the Borrower will promptly notify the Administrative Agent of any such Extensions. All Extended Term Loans and all obligations in respect thereof shall be Obligations under this Agreement and the other Loan Documents that are secured by the Collateral on a pari passu basis with all other applicable Obligations under this Agreement and the other Loan Documents. The Lenders hereby irrevocably authorize the Administrative Agent and, to the extent applicable, the Collateral Agent, to enter into amendments to this Agreement and the other Loan Documents with the Borrower and other Loan Parties as may be necessary in order to establish new Classes in respect of Term Loans so extended and such technical amendments as may be necessary or appropriate in the reasonable opinion of the Administrative Agent and the Borrower in connection with the establishment of such new Classes, in each case on terms consistent with this Section 2.16. Without limiting the foregoing, in connection with any Extensions the respective Loan Parties shall (at their expense) amend (and the Administrative Agent is hereby directed to amend) any Mortgage that has a maturity date prior to the latest termination date of any Extended Term Loans so that such maturity date is extended to the latest termination date of any Extended Term #4848-1207-1386 82

Loans (or such later date as may be advised by local counsel to the Administrative Agent). No Lender shall be required to participate in any Extension. (d) In connection with any Extension, the Borrower shall provide the Administrative Agent at least five Business Days and not more than 30 Business Days (or such shorter period as may be agreed by the Administrative Agent) prior written notice thereof, and shall agree to such procedures (to ensure reasonable administrative management of the credit facilities hereunder after such Extension), if any, as may be established by, or acceptable to, the Administrative Agent, in each case acting reasonably to accomplish the purposes of this Section 2.16. (e) This Section 2.16 shall supersede any provisions in Section 2.08 or 12.12 to the contrary and no conversion of Loans pursuant to any Extension in accordance with this Section 2.16 shall constitute a voluntary or mandatory payment or prepayment for purposes of this Agreement. #4848-1207-1386 83

Section 2.17 Refinancing Amendments. At any time after the Closing Date, the Borrower may obtain from any existing Lender or any other Person reasonably satisfactory to the Borrower (any such existing Lender or other Person being called an “Additional Refinancing Lender”) Credit Agreement Refinancing Indebtedness under this Agreement in respect of all or any portion of the Term Loans then outstanding under this Agreement (which will be deemed to include any then outstanding Other Term Loans), in the form of Other Term Loans or Other Term Commitments, pursuant to a Refinancing Amendment; provided that such Credit Agreement Refinancing Indebtedness (i) will rank pari passu or junior in right of payment and of security with the other Loans and Commitments hereunder and, with respect to such Credit Agreement Refinancing Indebtedness that is secured, will be subject to the applicable Other Intercreditor Agreement, (ii) have such pricing, interest, fees, premiums and optional prepayment terms as may be agreed by the Borrower and the Additional Refinancing Lenders thereof, (iii) will not be secured by any assets that do not constitute Collateral and (iv) except as permitted in clause (ii), will otherwise have terms and conditions that are substantially identical to, or (taken as a whole) no more favorable (as reasonably determined by the Borrower) to the Additional Refinancing Lenders thereof than those applicable to the applicable Refinanced Debt (other than covenants and other provisions applicable only to periods after the then-applicable Latest Maturity Date of the applicable Refinanced Debt). The effectiveness of any Refinancing Amendment shall be subject to such conditions as are mutually agreed with the participating Additional Refinancing Lenders. Each Class of Credit Agreement Refinancing Indebtedness (other than in connection with an extension of the maturity of Term Loans) incurred under this Section 2.17 shall be in an integral multiple of $1,000,000 and be in an aggregate principal amount that is not less than $5,000,000, provided that such amount may be less than $5,000,000 if such amount represents all the remaining availability under the aggregate principal amount of Credit Agreement Refinancing Indebtedness set forth above. Each of the parties hereto hereby agrees that, upon the effectiveness of any Refinancing Amendment, this Agreement shall be deemed amended to the extent (but only to the extent) necessary to reflect the existence and terms of the Credit Agreement Refinancing Indebtedness incurred pursuant thereto (including any amendments necessary to treat the Loans and Commitments subject thereto as Other Term Loans and/or Other Term Commitments). Any Refinancing Amendment may, without the consent of any other Lenders, effect such amendments to this Agreement and the other Loan Documents as may be necessary or appropriate, in the reasonable opinion of the Administrative Agent, and the Borrower, to effect the provisions of this Section and each Lender hereby expressly authorizes the Administrative Agent to enter into any such Refinancing Amendment. All Other Term Loans and Other Term Loan Commitments shall only be borrowed and/or guaranteed by Loan Parties. No Lender shall be required to provide any Credit Agreement Refinancing Indebtedness. This Section 2.17 shall supersede any provisions in Section 2.08 or 12.12 to the contrary. ARTICLE III FEES; REDUCTION OR TERMINATION OF COMMITMENTS Section 3.01 Fees. The Borrower agrees to pay to the Administrative Agent (including to the Administrative Agent for the account of each Lender party hereto on the Closing Date) such fees in the amounts and at the times specified as may be agreed to in writing from time to time by Holdings or any of its Subsidiaries and the Administrative Agent pursuant to the Fee Letter or otherwise. Section 3.02 Termination of Commitments. The Total Initial Term Loan Commitment (and the Initial Term Loan Commitment of each Lender) shall terminate in its entirety on the Closing Date (after giving effect to the Incurrence by the Borrower of Initial Term Loans on such date). #4848-1207-1386 84

ARTICLE IV PREPAYMENTS; PAYMENTS; TAXES Section 4.01 Voluntary Prepayments. (a) The Borrower may at any time and from time to time prepay the Loans, in whole or in part, in each case, without premium or penalty except as provided in Sections 2.12 and 4.01(c). (b) Any prepayment of Loans shall be made upon irrevocable notice (subject to revocation as, and in the circumstances, set forth in clause (II) below) delivered to the Administrative Agent no later than 12:00 noon (New York City time) three Business Days prior thereto, in the case of LIBORSOFR Loans, and no later than 12:00 noon (New York City time) on the date of such payment, in the case of Base Rate Loans, which notice shall specify the date and amount of prepayment, identify the Class and Tranche of the prepayment of Loans and whether the prepayment is of LIBORSOFR Loans or Base Rate Loans; provided, that if a LIBORSOFR Loan is prepaid on any day other than the last day of the Interest Period applicable thereto, the Borrower shall also pay any amounts owing pursuant to Section 2.12; and provided, further, that (I) each voluntary prepayment of Loans pursuant to this Section 4.01(b) shall either be applied to each Tranche of Term Loans on a pro rata basis (or, if agreed to in writing by the Majority Lenders of a Tranche of Loans (other than the Initial Term Loans), in a manner that provides for more favorable prepayment treatment of other Tranches of Loans, so long as each other such Tranche receives its pro rata share of any amount to be applied more favorably, except to the extent otherwise agreed by the Majority Lenders of each Tranche receiving less than such pro rata share) (other than a prepayment of Loans with the proceeds of (x) Indebtedness Incurred pursuant to Section 2.17 or (y) Indebtedness Incurred under Section 8.01(c), which, in each case, shall be applied to the Tranche of Loans being Refinanced pursuant thereto) and (II) if such notice of prepayment indicates that such prepayment is to be funded with the proceeds of a Refinancing of the Term Facilities or otherwise conditioned upon the consummation of any other transaction or the occurrence of any event (including an acquisition or a Change of Control), such notice of prepayment may be revoked if such Refinancing is not consummated or such condition is not satisfied, subject to payment of any costs referred to in Section 2.12. Upon receipt of any such notice the Administrative Agent shall promptly notify each relevant Lender thereof. If any such notice is given, the amount specified in such notice shall, subject to any conditionality applicable to such notice as set forth above, be due and payable on the date specified therein, together with accrued interest to such date on the amount prepaid. Prepayments shall be accompanied by Prepayment Fees required by Section 4.01(c), if applicable, and accrued interest. Partial prepayments of Term Loans shall be in an aggregate principal amount of at least $1,000,000 or, if less, the outstanding principal amount of such Borrowing. (c) (i) If the Borrower (x) prepays, refinances, substitutes or replaces any Term B-2 Loans in connection with a Repricing Transaction, or (y) effects any amendment of this Agreement resulting in a Repricing Transaction, then the Borrower shall pay to the Administrative Agent, for the ratable account of each of the Lenders holding Term B-2 Loans immediately prior to the consummation of such Repricing Transaction (including each Lender holding Term B-2 Loans immediately prior to the consummation of such Repricing Transaction that withholds its consent to such Repricing Transaction and is replaced as a Replaced Lender under Section 2.14), (I) in the case of clause (x), a prepayment premium equal to the Applicable Prepayment Percentage of the aggregate principal amount of the Term B-2 Loans so prepaid, refinanced, substituted or replaced and (II) in the case of clause (y), a fee equal to the Applicable #4848-1207-1386 85

Prepayment Percentage of the aggregate principal amount of the applicable Term B-2 Loans immediately prior to such amendment. Such amounts shall be due and payable on the date of effectiveness of such Repricing Transaction (as applicable, the “Prepayment Fees”); provided that, for the avoidance of doubt, the Borrower shall not be subject to the requirements of this Section 4.01(c)(i) with respect to any Repricing Transaction occurring after the date that is twelve months after the First Amendment Effective Date. (ii) If the Borrower (x) prepays, refinances, substitutes or replaces any Initial Term Loans in connection with a Repricing Transaction, or (y) effects any amendment of this Agreement resulting in a Repricing Transaction, then the Borrower shall pay to the Administrative Agent, for the ratable account of each of the Lenders holding Initial Term Loans immediately prior to the consummation of such Repricing Transaction (including each Lender holding Initial Term Loans immediately prior to the consummation of such Repricing Transaction that withholds its consent to such Repricing Transaction and is replaced as a Replaced Lender under Section 2.14), (I) in the case of clause (x), a prepayment premium equal to the Applicable Prepayment Percentage of the aggregate principal amount of the Initial Term Loans so prepaid, refinanced, substituted or replaced and (II) in the case of clause (y), a fee equal to the Applicable Prepayment Percentage of the aggregate principal amount of the applicable Initial Term Loans outstanding immediately prior to such amendment. Such amounts shall be due and payable on the date of effectiveness of such Repricing Transaction (as applicable, the “Prepayment Fees”); provided that, for the avoidance of doubt, the Borrower shall not be subject to the requirements of this Section 4.01(c) with respect to any Repricing Transaction occurring after the Third Amendment Effective Date until on or prior to the date that is six months after the Third Amendment Effective Date. (d) All voluntary prepayments of a Tranche of Term Loans in accordance with this Section 4.01 shall be applied to the remaining amortization payments of the respective Tranches of Term Loans as directed by the Borrower (or, if the Borrower has not made such designation, in direct order of maturity). Section 4.02 Mandatory Repayments. (a) If any Indebtedness shall be incurred by Holdings or any of its Restricted Subsidiaries (other than any Indebtedness permitted to be incurred in accordance with Section 8.01 (excluding Section 8.01(c) and any Indebtedness incurred pursuant to Section 2.17)), not later than one Business Day after the incurrence of such Indebtedness, an amount equal to 100% of the Net Cash Proceeds thereof shall be applied toward the prepayment of the Term Loans as set forth in this Section 4.02. (b) If, for any Excess Cash Flow Period (other than the Excess Cash Flow Period for the fiscal year ending December 31, 2020, for which there shall be no mandatory prepayment obligation), there shall be Excess Cash Flow for such Excess Cash Flow Period in excess of $20,000,000, an amount equal to the excess of (i) the applicable ECF Percentage of such Excess Cash Flow over the sum of (ii) with respect to the following subclauses, to the extent not funded with the proceeds Indebtedness (other than a revolving line of credit) or equity, (t) Restricted Payments made in cash by Holdings during such Excess Cash Flow Period under Section 8.05 (other than to the extent financed with Indebtedness (other than revolving lines of credit) or equity), in each case, to the extent not deducted in arriving at such Consolidated Net Income, #4848-1207-1386 86

(u) without duplication of amounts deducted from Excess Cash Flow in prior periods, (1) the aggregate consideration required to be paid in cash by Holdings or any of the Restricted Subsidiaries pursuant to binding contracts or commitments (the “Contract Consideration”), in each case, entered into prior to or during such period and (2) the aggregate amount of cash that is reasonably expected to be paid in respect of planned cash expenditures by Holdings or any of the Restricted Subsidiaries (the “Planned Expenditures”), in the case of each of clauses (1) and (2), relating to Consolidated Capital Expenditures, Permitted Acquisitions and other Investments (other than intercompany Investments) to be consummated or made, or planned to be made, during the period of four consecutive fiscal quarters of Holdings following the end of such period (other than to the extent (1) financed with proceeds from Indebtedness (other than a revolving line of credit) or equity or (2) deducted from the amount of Term Loans required to be prepaid in respect of the preceding Excess Cash Flow Period pursuant to Section 4.02(b)(ii)(z)); provided, that to the extent the aggregate amount of cash actually utilized to finance such Consolidated Capital Expenditures, Permitted Acquisitions or Investments during such period of four consecutive fiscal quarters is less than the Contract Consideration or Planned Expenditures, as the case may be, the amount of such shortfall shall be added to the calculation of Excess Cash Flow at the end of such period of four consecutive fiscal quarters, (v) the aggregate principal amount of optional prepayments or repurchases of Term Loans made during such Excess Cash Flow Period other than to the extent (1) financed with proceeds from Indebtedness (other than a revolving line of credit) or equity, (w) optional prepayments or repurchases of Second Lien Loans made during such Excess Cash Flow Period, (x) the aggregate principal amount of Loans acquired by a Permitted Auction Purchaser and which have been Cancelled during such Excess Cash Flow Period other than to the extent (1) financed with proceeds from Indebtedness (other than a revolving line of credit) or equity, (y) the aggregate principal amount of ABL Facility Loans, but only to the extent accompanied by a concurrent and concomitant permanent reduction of the commitment other than to the extent (1) financed with proceeds from Indebtedness (other than a revolving line of credit) or equity and (z) amounts actually paid by Holdings and any of its Restricted Subsidiaries in cash during such Excess Cash Flow Period or after the end of such Excess Cash Flow Period and prior to the relevant Excess Cash Flow Application Date for Consolidated Capital Expenditures and earn-outs (or other similar payment obligations) with respect to the Closing Date Acquisition (without duplication of any amounts deducted from Excess Cash Flow for such Excess Cash Flow Period pursuant to subclauses (b)(ii)(B), (b)(iii)(B) or (b)(xvii) of the definition of “Excess Cash Flow”), any Permitted Acquisition or any other Investment permitted hereunder, in each case, other than to the extent financed with proceeds from Indebtedness (other than a revolving line of credit) or equity, shall, on the relevant Excess Cash Flow Application Date, be applied toward the prepayment of the Term Loans as set forth in this Section 4.02; provided that the amount pursuant to this Section 4.02(b) shall be no less than $0. Each such prepayment shall, commencing with the fiscal year ending December 31, 2019, but excluding the fiscal year ending December 31, 2020, be made on a date (an “Excess Cash Flow Application Date”) no later than five Business Days after the earlier of (i) the date on which the financial statements of Borrower referred to in Section 7.01(a), for the fiscal #4848-1207-1386 87 year with respect to which such prepayment is made, are required to be delivered and (ii) the date such financial statements are actually delivered. (c) If on any date Holdings or any of its Restricted Subsidiaries shall receive Net Cash Proceeds from any Asset Sale or any Recovery Event (excluding in respect of any Net Cash Proceeds of ABL Priority Collateral), then an amount equal to 100% (or, if the Total Secured Net Leverage Ratio on a Pro Forma Basis as of the applicable date of determination is (i) less than or equal to 4.50:1.00 but greater than 4.25:1.00, 50%, (ii) less than or equal to 4.25:1.00 but greater than 4.00:1.00, 25% and (iii) less than or equal to 4.00:1.00, 0%) of such Net Cash Proceeds shall be applied within 10 Business Days of such date to prepay outstanding Term Loans in accordance with this Section 4.02; provided, that the Borrower shall have the option, directly or through one or more of its Restricted Subsidiaries, to reinvest such Net Cash Proceeds within eighteen month of receipt thereof (or, if later, 180 days after the date the Borrower or a Restricted Subsidiary thereof has entered into a binding commitment to reinvest the Net Cash Proceeds thereof prior to the expiration of such eighteen-month period) in assets to be used in or useful in the business of the Borrower and its Restricted Subsidiaries; provided, further, that all such Net Cash Proceeds not so reinvested within such period must be applied in accordance with this Section 4.02(c) without giving effect to the proviso herein. (d) [Reserved]. (e) Amounts to be applied in connection with prepayments made pursuant to Section 4.02(a), (b) and (c) shall be applied without premium or penalty to each Tranche of Term Loans on a pro rata basis (or, if agreed to in writing by the Majority Lenders of a Tranche of Term Loans (other than the Initial Term Loans), in a manner that provides for more favorable prepayment treatment of other Tranches of Term Loans, so long as each other such Tranche receives its pro rata share of any amount to be applied more favorably, except to the extent otherwise agreed by the Majority Lenders of each Tranche receiving less than such pro rata share) (other than a prepayment of Term Loans with the proceeds of (x) Indebtedness Incurred pursuant to Section 2.17 or (y) Indebtedness Incurred under Section 8.01(c), which, in each case, shall be applied to the Tranche of Term Loans being Refinanced pursuant thereto). Amounts to be applied to a Tranche of Term Loans in connection with prepayments made pursuant to this Section 4.02 shall be applied to the remaining scheduled installments with respect to such Tranche of Term Loans as directed by the Borrower (or, if the Borrower has not made such designation, in direct order of maturity). Notwithstanding anything herein to the contrary, with respect to any prepayment under Section 4.02(c), the Borrower may use a portion of the Net Cash Proceeds to prepay or repurchase Permitted Incremental Equivalent Debt, Indebtedness incurred pursuant to Section 8.01(c) and any other senior Indebtedness in each case secured by the Collateral on a pari passu basis with the Liens securing the Obligations (the “Applicable Other Indebtedness”) to the extent required or permitted pursuant to the terms of the documentation governing such Applicable Other Indebtedness, in which case, the amount of the prepayment required to be offered with respect to such Net Cash Proceeds pursuant to Section 4.02(c) shall be deemed to be the amount equal to the product of (x) the amount of such Net Cash Proceeds multiplied by (y) a fraction, the numerator of which is the outstanding principal amount of Term Loans required to be prepaid pursuant to Section 4.02(c) and the denominator of which is the sum of the outstanding principal amount of such Applicable Other Indebtedness and the outstanding principal amount of Term Loans required to be prepaid pursuant to Section 4.02(c). (f) The Borrower shall deliver to the Administrative Agent (who will notify each Lender) notice of each prepayment required under this Section 4.02 not less than three Business #4848-1207-1386 88

Days prior to the date such prepayment is required to be made (each such date, a “Mandatory Prepayment Date”). Such notice shall set forth (i) the Mandatory Prepayment Date, (ii) the principal amount of each Term Loan (or portion thereof) to be prepaid and (iii) the Class and Type of each Term Loan being prepaid. The Administrative Agent will promptly notify each Lender holding Term Loans of each Tranche being prepaid of the contents of the Borrower’s repayment notice and of such Lender’s pro rata share of the respective Tranche of Term Loans subject to such repayment. Each such Lender holding Term Loans under a Tranche may, except in the case of any repayment of Term Loans with proceeds of Indebtedness Incurred pursuant to Section 8.01(c) or Indebtedness Incurred pursuant to Section 2.17, reject all or a portion of its pro rata share of any mandatory repayment (such declined amounts, the “Declined Proceeds”) of Term Loans of such Tranche required to be made pursuant to this Section 4.02 by providing written notice (each, a “Rejection Notice”) to the Administrative Agent and the Borrower no later than 5:00 p.m. (New York City time) on the Business Day after the date of such Lender’s receipt of notice from the Administrative Agent regarding such repayment (“Initial Rejection Notice Deadline”). Each Rejection Notice from a given Lender holding Term Loans under a Tranche shall specify the principal amount of the mandatory repayment of Term Loans of such Tranche to be rejected by such Lender. If a Lender holding Term Loans under a Tranche fails to deliver such Rejection Notice to the Administrative Agent within the time frame specified above or such Rejection Notice fails to specify the principal amount of the Term Loans of such Tranche to be rejected, any such failure will be deemed an acceptance of the total amount of such mandatory repayment of Term Loans of such Tranche to which such Lender is otherwise entitled. At the option of the Borrower, any Declined Proceeds with respect to a Tranche of Term Loans may be offered within 10 Business Days of the Initial Rejection Notice Deadline to the Lenders holding Term Loans of such Tranche not so declining such repayment on a pro rata basis in accordance with the principal amounts of the Term Loans under such Tranche of such Lenders (with such non-declining Lenders having the right to decline any repayment with Declined Proceeds at the time and in the manner specified by the Administrative Agent). To the extent such non-declining Lenders elect to decline their pro rata share of such Declined Proceeds following an offer from the Borrower pursuant to the immediately preceding sentence, any such Declined Proceeds remaining thereafter must be offered to the Second Lien Lenders on a pro rata basis (with such Second Lien Lenders having the right to decline any repayment with Declined Proceeds at the time and in the manner specified by the Second Lien Administrative Agent). To the extent such Second Lien Lenders elect to decline their pro rata share of such Declined Proceeds following an offer from the Borrower pursuant to the immediately preceding sentence, any such Declined Proceeds remaining thereafter (“Remaining Declined Proceeds”) shall increase the Available Amount. (g) With respect to each repayment of Term Loans required by this Section 4.02, the Borrower may designate the Classes and Types of Term Loans of the respective Tranche which are to be repaid and, in the case of LIBORSOFR Loans, the specific Borrowing or Borrowings of the respective Tranche pursuant to which such LIBORSOFR Loans were made, provided that: (i) unless the Borrower complies with the provisions of Section 2.12, repayments of LIBORSOFR Loans pursuant to this Section 4.02 may only be made on the last day of an Interest Period applicable thereto unless all LIBORSOFR Loans of the respective Tranche with Interest Periods ending on such date of required repayment and all Base Rate Loans of the respective Tranche have been paid in full; (ii) if any repayment of LIBORSOFR Loans made pursuant to a single Borrowing shall reduce the outstanding LIBORSOFR Loans made pursuant to such Borrowing to an amount less than the Minimum Borrowing Amount applicable thereto, such Borrowing shall be automatically converted into a Borrowing of Base Rate Loans; and (iii) each repayment of any Term Loans made pursuant to a Borrowing shall be applied pro rata among such Term Loans. Notwithstanding the foregoing, at the election of the Borrower, the #4848-1207-1386 89 amount of any prepayment of Term Loans required under this Section 4.02 may be deposited in an escrow account on terms reasonably satisfactory to the Administrative Agent and applied to the prepayment of LIBORSOFR Loans upon the expiration of the applicable Interest Period; provided, further, that if an Event of Default has occurred and is continuing, the Administrative Agent may, and upon the written direction from the Required Lenders, shall, apply any or all of such amounts then on deposit in such escrow account to the payment of such Loans, together with any amounts owing to the Lenders in accordance with the provisions of Section 2.12. In the absence of a designation by the Borrower as described in the preceding sentence, the Administrative Agent shall, subject to the above, make such designation in its sole discretion. (h) Foreign Asset Dispositions and Excess Cash Flow. Notwithstanding any other provisions of this Section 4.02, (i) to the extent that any or all of the Net Cash Proceeds from a Disposition or Recovery Event by a Foreign Subsidiary giving rise to a prepayment requirement under Section 4.02(c) (a “Foreign Asset Sale”) or any amount included in Excess Cash Flow and attributable to Foreign Subsidiaries are prohibited or delayed by applicable local law (including, without limitation, restrictions on financial assistance, corporate benefit, upstreaming of cash intra-group and the fiduciary and statutory duties of directors of the applicable Subsidiaries) from being repatriated to the United States, such portion of the Net Cash Proceeds or Excess Cash Flow so affected will not be required to be applied to repay Loans at the times provided in this Section 4.02 but (x) first, shall be available to repay any local foreign Indebtedness and (y) second, may be retained by the applicable Foreign Subsidiary so long, but only so long, as the applicable local law or applicable agreement will not permit repatriation to the United States (Holdings hereby agreeing to take and to cause the applicable Foreign Subsidiary to promptly take all commercially reasonable actions required by the applicable local law to permit such repatriation), and once such repatriation of any of such affected Net Cash Proceeds or Excess Cash Flow is permitted under the applicable local law, such repatriation will be immediately effected and such repatriated Net Cash Proceeds will be promptly (and in any event not later than two (2) Business Days after such repatriation) applied (net of additional costs, expenses or taxes payable or reserved against as a result thereof) to the repayment of the Loans as required pursuant to this Section 4.02 and (ii) to the extent that the Borrower has determined in good faith (as certified to the Administrative Agent by an Authorized Officer) that repatriation of any of or all the Net Cash Proceeds of any Foreign Asset Sale or Excess Cash Flow would have a material adverse tax consequence with respect to such Net Cash Proceeds or Excess Cash Flow, the Net Cash Proceeds or Excess Cash Flow so affected (x) first, shall be available to repay any local foreign Indebtedness and (y) second, may be retained by the applicable Foreign Subsidiary, provided that, in the case of this clause (ii) to the extent that within one year of the date on which such payment is required such repatriation of any of such affected Net Cash Proceeds or Excess Cash Flow ceases to result in a material adverse tax consequence with respect to such Net Cash Proceeds or Excess Cash Flow, such repatriation will be immediately effected and such repatriated Net Cash Proceeds will be promptly (and in any event not later than two (2) Business Days after such repatriation) applied (net of additional costs, expenses or taxes payable or reserved against as a result thereof) to the repayment of the Loans as required pursuant to this Section 4.02(h). For the avoidance, amounts not required to be prepaid as a result of this Section 4.02(h) shall not increase the Available Amount. Section 4.03 Method and Place of Payment. Except as otherwise specifically provided herein, all payments under this Agreement and under any Note shall be made to the Administrative Agent for the account of the Lender or Lenders entitled thereto not later than 1:00 p.m. (New York City time) on the date when due and shall be made in Dollars in immediately available funds at the Payment Office. Whenever any payment to be made hereunder or under any Note shall be stated to be due on a day which is not a Business Day, the due date thereof shall be extended to the next #4848-1207-1386 90 succeeding Business Day and, with respect to payments of principal, interest shall be payable at the applicable rate during such extension. Section 4.04 Net Payments. (a) Except as provided in this Section 4.04(a), all payments made by or on behalf of the Borrower hereunder and under any Loan Document will be made free and clear of any defenses, rights of set-off, counterclaims, and without deduction or withholding for, any Taxes with respect to such payments, unless required by applicable law. If any Taxes are required to be withheld or deducted, the Borrower or Guarantor, if applicable, agrees to pay the full amount of such Taxes to the relevant Governmental Authority and, if such Tax is an Indemnified Tax, such additional amounts to the recipient as may be necessary so that every payment of all amounts due under this Agreement or under any Loan Document will not be less than the amount provided for herein or in such Loan Document after withholding or deduction for or on account of such Indemnified Taxes (including such deductions and withholdings applicable to additional sums payable under this Section 4.04(a)). As soon as practicable after any payment of Taxes, but in no event later than 45 days after the date of the payment of any Taxes, the Borrower or Guarantors, if applicable, will furnish to the Administrative Agent certified copies of the receipt issued by the relevant Governmental Authority evidencing such payment by the Borrower or Guarantor. The Borrower or Guarantors, if applicable, agree to indemnify and hold harmless the Administrative Agent and each Lender, and to reimburse such Person for the full amount of any Indemnified Taxes so levied or imposed (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section 4.04(a)) and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed by the relevant Governmental Authority and paid by such Person, within 10 days after written demand therefor. Notwithstanding the foregoing, Borrower and Guarantors shall not be required to indemnify the Administrative Agent or any Lender pursuant to this Section 4.04(a) for any interest, penalties or similar liabilities with respect to Tax incurred more than 180 days prior to the date that such Lender or the Administrative Agent notifies the Borrower of the event that gives rise to such claim; provided that, if the circumstance giving rise to such claim is retroactive, then such 180 day period referred to above shall be extended to include the period of retroactive effect thereof. A certificate as to the amount of such payment or liability and the reasons therefor in reasonable detail (provided that such Lender shall not be required to disclose any price sensitive information, any confidential information or any information to the extent prohibited by law or regulation) delivered to the Borrower by a Lender (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error. The Borrower or Guarantor, if applicable, shall timely pay to the relevant Governmental Authority in accordance with applicable law, or at the option of the Administrative Agent timely reimburse it for the payment of, any Other Taxes. (b) Without limiting the generality of Section 4.04(c), each Lender and the Administrative Agent that is a United States person (as such term is defined in Section 7701(a)(30) of the Code) for U.S. federal income tax purposes, agrees to deliver to the Borrower and the Administrative Agent (or in the case of the Administrative Agent, to the Borrower) on or prior to the date it becomes a party to this Agreement, two accurate, complete and executed copies of Internal Revenue Service Form W-9. Each Lender and the Administrative Agent that is not a United States Person (as such term is defined in Section 7701(a)(30) of the Code) for U.S. federal income tax purposes (each, a “Foreign Lender”) agrees, to the extent it is legally entitled to do so, to deliver to the Borrower and the Administrative Agent (or in the case of the Administrative Agent, to deliver to the Borrower) on #4848-1207-1386 91 or prior to the date it becomes a party to this Agreement, whichever of the following is applicable: (i) two accurate, complete and executed copies of Internal Revenue Service Form W-8ECI, or any subsequent versions thereof or successors thereto; (ii) two accurate, complete and executed copies of Internal Revenue Service Form W-8BEN or Form W-8BEN-E or any subsequent versions thereof or successors thereto, certifying to such Person’s entitlement as of such date to a complete exemption from, or reduction of, United States withholding tax with respect to payments to be made under this Agreement and under any Note; (iii) two accurate, complete and executed copies of Internal Revenue Service Form W-8IMY, or any subsequent versions thereof of successors thereto, and all required supporting documentation (including Internal Revenue Service Form W-8ECI, Internal Revenue Service Form W-8BEN (or W-8BEN-E), Internal Revenue Service Form W-9, and/or other certification documents from each beneficial owner); or (iv) in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code: (A) two executed certificates providing that such Foreign Lender is not (1) a “bank” within the meaning of Section 881(c)(3)(A) of the Code; (2) a “10 percent shareholder” of the Borrower within the meaning of Section 881(c)(3)(B) of the Code; or (3) a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code, which certificates shall be substantially in the form of Exhibit I (any such certificate, a “Non-Bank Certificate”) and (B) two accurate, complete and executed copies of Internal Revenue Service Form W-8BEN or Form W-8BEN-E (with respect to the portfolio interest exemption) (or any subsequent versions thereof or successors thereto) certifying to such Lender’s entitlement as of such date to a complete exemption from United States withholding tax with respect to payments of interest to be made under this Agreement and under any Note. In addition, the Administrative Agent and each Lender agrees that from time to time after the Closing Date, when a change in circumstances renders the previous certification inaccurate in any material respect, it will deliver to the Borrower and the Administrative Agent two new accurate, complete and executed copies of Internal Revenue Service Form W-8ECI, Form W-8IMY, Form W-8BEN or Form W-8BEN-E (with respect to the benefits of any income tax treaty), Form W-8BEN or Form W-8BEN-E (with respect to the portfolio interest exemption) and a Non-Bank Certificate, or Internal Revenue Service Form W-9, as the case may be (or any subsequent versions thereof or successors thereto), in order to confirm or establish its continued entitlement to a complete exemption from, or reduction of, United States withholding tax or backup withholding with respect to payments under this Agreement and any Term Note, or it shall promptly notify the Borrower and the Administrative Agent (if applicable) of its legal inability to deliver any such form or certificate. (c) If any Lender or the Administrative Agent is entitled to an exemption from or reduction in withholding Tax with respect to payments under this Agreement and any Term Note, then such Lender and the Administrative Agent agree, to the extent it is legally entitled to do so, to deliver to the Borrower and the Administrative Agent upon request such properly completed and executed documentation prescribed by applicable law as will permit such payments to be made without withholding or at a reduced rate of withholding. #4848-1207-1386 92

(d) Each Lender shall deliver to the Borrower and the Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by the Borrower or the Administrative Agent such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrower or the Administrative Agent as may be necessary for the Borrower and the Administrative Agent to comply with their obligations under FATCA and to determine the amount, if any, to deduct and withhold from such payment. Solely for purposes of this Section 4.04(d), FATCA shall include any amendments made to FATCA after the date of this Agreement. (e) If the Borrower or any Guarantor pays any additional amount or makes any indemnity payment under this Section 4.04 to a Lender or the Administrative Agent and such Lender or the Administrative Agent determines in its sole discretion exercised in good faith that it has received any refund of Indemnified Taxes or Other Taxes as to which it has been indemnified by the Borrower or any Guarantor (a “Refund”), such Lender or the Administrative Agent shall pay to the Borrower or Guarantor, as the case may be, such Refund (but only to the extent of indemnity payments made under this Section 4.04 with respect to Indemnified Taxes and Other Taxes giving rise to such Refund) net of all out-of-pocket expenses (including Taxes) in respect of such Refund and without interest (other than any interest paid by the relevant Governmental Authority); provided, however, that (i) any Taxes that are imposed on a Lender or the Administrative Agent as a result of a disallowance or reduction of any Refund with respect to which such Lender or the Administrative Agent has made a payment to the Borrower or the Guarantor pursuant to this Section 4.04(e) (and any interest or penalties imposed thereon) shall be treated as a Tax for which the Borrower or a Guarantor, as the case may be, is obligated to indemnify such Lender or the Administrative Agent pursuant to this Section 4.04 without any exclusions or defenses; (ii) nothing in this Section 4.04(e) shall require any Lender or the Administrative Agent to disclose any confidential information to the Borrower or the Guarantor (including, without limitation, its tax returns); (iii) no Lender or the Administrative Agent shall be required to pay any amounts pursuant to this Section 4.04(e) at any time which an Event of Default exists (provided that such amounts shall be credited against amounts otherwise owed under this Agreement by the Borrower or a Guarantor); and (iv) notwithstanding anything to the contrary in this Section 4.04(e), in no event will the Lender or Administrative Agent be required to pay any amount to the Borrower or Guarantor the payment of which would place the Lender or Administrative Agent in a less favorable net after-Tax position than the Lender or Administrative Agent would have been in if the indemnification payments or additional amounts giving rise to such refund had never been paid. ARTICLE V REPRESENTATIONS AND WARRANTIES To induce the Administrative Agent and the Lenders to enter into this Agreement and to make the Loans, each of the Loan Parties hereby jointly and severally represents and warrants to the Administrative Agent and each Lender that: Section 5.01 Financial Condition. (a) The unaudited pro forma consolidated balance sheet and related statement of income of the Company and its Subsidiaries as at September 30, 2017 (the “Pro Forma Financial Information”), copies of which have heretofore been furnished to each Lender, have been prepared giving effect (as if such events had occurred on such date) to (i) the consummation of the Transaction, (ii) the Loans to be made on the Closing Date and the use of proceeds thereof #4848-1207-1386 93 and (iii) the payment of fees and expenses on the Closing Date in connection with the foregoing. The Pro Forma Financial Information presents fairly in all material respects on a pro forma basis the estimated results of operations of Borrower and its Restricted Subsidiaries as at September 30, 2017 assuming that the events specified in the preceding sentence had actually occurred at such date (it being understood that no such Pro Forma Financial Information includes adjustments for purchase accounting, including adjustments of the type contemplated by Financial Accounting Standards Board Accounting Standards Codification 805, Business Combinations (formerly SFAS 141R)). (b) The audited consolidated balance sheets of the Company and its Subsidiaries as at the last day of fiscal years 2014, 2015 and 2016, and the related consolidated statements of income, stockholders’ equity and cash flows for the fiscal years 2014, 2015 and 2016, reported on by and accompanied by an unqualified report as to going concern or scope of audit from BKD, LLP, copies of which have heretofore been furnished to each Lender, present fairly in all material respects the consolidated financial condition of the Company and its Subsidiaries as at such date, and the consolidated results of its operations and its consolidated cash flows for the respective fiscal years then ended. The unaudited consolidated balance sheet of the Company and its Subsidiaries at September 30, 2017 and the related consolidated statements of income and cash flows and changes in shareholders’ equity of the Company and its Subsidiaries for the fiscal quarter ended September 30, 2017, copies of which have heretofore been furnished to each Lender, present fairly in all material respects the consolidated financial condition of the Company and its Subsidiaries at the date of such financial statements and the results for the period covered thereby, subject to year-end adjustments and the absence of footnotes. All such financial statements, including the related schedules and notes thereto, have been prepared in accordance with GAAP (without giving effect to the parenthetical set forth in the definition thereof) applied consistently throughout the periods involved (except for the lack of footnotes and being subject to year-end adjustments). Section 5.02 No Change. Since the Closing Date, there has been no change, event, occurrence or effect which has had or would reasonably be expected to have a Material Adverse Effect. Section 5.03 Existence; Compliance with Law. Each of Holdings, the Borrower and each other Restricted Subsidiary (a) is duly organized, validly existing and in good standing (to the extent such concept exists) under the laws of the jurisdiction of its organization except, solely in the case of any Restricted Subsidiary of the Borrower that is not a Loan Party, where the failure to be duly organized, validly existing or in good standing could not, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, (b) has the power and authority, and the legal right, to own and operate its property, to lease the property it operates as lessee and to conduct the business in which it is currently engaged except where the failure to have such power, authority or legal right could not, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, (c) is duly qualified as a foreign corporation or other organization and in good standing under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification except where the failure to be so qualified or in good standing could not, either individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect and (d) is in compliance with all Requirements of Law, except to the extent that the failure to comply therewith could not, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Section 5.04 Power; Authorization; Enforceable Obligations. Each Loan Party has the power and authority, and the legal right, to make, deliver and perform the Loan Documents to which it is a party and, in the case of the Borrower, to obtain extensions of credit hereunder. Each Loan Party #4848-1207-1386 94 has taken all necessary organizational action to authorize the execution, delivery and performance of the Loan Documents to which it is a party and, in the case of the Borrower, to authorize the extensions of credit on the terms and conditions of this Agreement and to authorize the other Transactions. Each Loan Document has been duly executed and delivered on behalf of each Loan Party party thereto. This Agreement constitutes, and each other Loan Document upon execution will constitute, a legal, valid and binding obligation of each Loan Party party thereto, enforceable against each such Loan Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law). Section 5.05 Consents. No Governmental Approval or consent or authorization of, filing with, notice to or other act by or in respect of, any other Person is required in connection with the execution, delivery or performance by, or enforcement against, any Loan Party of this Agreement or any other Loan Document, except (i) Governmental Approvals, consents, authorizations, filings and notices that have been obtained or made and are in full force and effect, (ii) the filings referred to in Section 5.19 and (iii) those, the failure of which to obtain or make could not, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Section 5.06 No Legal Bar; Approvals. The execution, delivery and performance of this Agreement and the other Loan Documents, the borrowings hereunder and the use of the proceeds thereof (i) will not violate, or conflict with, any Requirement of Law or any Contractual Obligation of Holdings or any of its Restricted Subsidiaries except such violations or conflicts as could not, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, (ii) will not result in, or require, the creation or imposition of any Lien on any of their respective properties or revenues pursuant to any Requirement of Law, any Organizational Documents of Holdings or any of its Restricted Subsidiaries or any Contractual Obligation of Holdings of or any of its Restricted Subsidiaries (other than Liens permitted hereunder), except as could not, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect or (iii) will not violate, or conflict with, the Organizational Documents of Holdings or any of its respective Restricted Subsidiaries. Each of Holdings and each of its Restricted Subsidiaries is in compliance with all Requirements of Law, except such non-compliances as could not, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Section 5.07 Litigation. No litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to the knowledge of any Loan Party, threatened (a) with respect to any of the Loan Documents or any of the transactions contemplated hereby or thereby, or (b) that could, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Section 5.08 No Default. No Default or Event of Default has occurred and is continuing or would immediately result from the consummation of the transactions contemplated by this Agreement or any other Loan Document. Section 5.09 Ownership of Property; Liens. Each of Holdings and each of its Restricted Subsidiaries has good record and marketable title in fee simple to, or valid leasehold interests in, or easements or other limited property interests in, all real property necessary in the ordinary conduct of its business, free and clear of all Liens except for Liens permitted by Section 8.02 and except where the failure to have such title or interests could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. #4848-1207-1386 95

Section 5.10 Intellectual Property. Except as could not, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect: (a) the Loan Parties own and have properly recorded, including full payment of all maintenance and renewal fees, or are licensed to use, pursuant to valid and enforceable written agreements, all Intellectual Property used in the conduct of the business of Holdings and its Restricted Subsidiaries as currently conducted, (b) no claim has been asserted or is pending by any Person challenging or questioning any Loan Party’s use of any Intellectual Property or the validity or effectiveness of any Loan Party’s Intellectual Property or alleging that the conduct of any Loan Party’s business infringes or violates the Intellectual Property rights of any Person, nor does Holdings or the Borrower know of any valid basis for any such claim and (c) to the knowledge of the Loan Parties, no Person is infringing, violating or misappropriating any Loan Party’s rights to any Intellectual Property. Section 5.11 Taxes. Each of Holdings and each of its Restricted Subsidiaries has filed or caused to be filed Tax returns that are required to be filed and has paid all Taxes shown to be due and payable on said returns and all other Taxes imposed on it or any of its property by any Governmental Authority (in each case, other than any (i) Taxes the amount or validity of which are currently being contested in good faith by appropriate proceedings and with respect to which reserves in conformity with GAAP have been provided on the books of Holdings or the relevant Restricted Subsidiary or (ii) with respect to which the failure to make such filing or payment could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect). Section 5.12 Use of Proceeds; Margin Regulations. (a) All proceeds of the Initial Term Loans will be used by the Borrower (i) to make the Closing Date Dividend, (ii) to consummate the Closing Date Refinancing, (ii) to finance a portion of the Closing Date Acquisition, (iii) to finance the Transactions and to pay Transaction Costs and (iv) for the working capital and other general corporate purposes (including Permitted Acquisitions, Investments, Capital Expenditures and Restricted Payments) of Holdings and its Restricted Subsidiaries. (b) All proceeds of Incremental Term Loans will be used for the working capital and other general corporate purposes (including Permitted Acquisitions, Investments, Capital Expenditures and Restricted Payments) of Holdings and its Restricted Subsidiaries. (c) All proceeds of Loans Incurred pursuant to Section 2.17 will be used for the purposes set forth in Section 2.17. (d) No part of any Loan (or the proceeds thereof) will be used to purchase or carry any Margin Stock or to extend credit for the purpose of purchasing or carrying any Margin Stock. Neither the making of any Loan nor the use of the proceeds thereof will violate the provisions of Regulation T, U or X of the Board. Section 5.13 Labor Matters. Except as, in the aggregate, could not reasonably be expected to result in a Material Adverse Effect: (a) there are no strikes, slowdowns, stoppages, unfair labor practice charges or other labor disputes against any of Holdings or any of its Restricted Subsidiaries pending or, to the knowledge of any Loan Party, threatened; (b) hours worked by and payment made to employees of each of Holdings and each of its Restricted Subsidiaries have not been in violation of the Fair Labor Standards Act or any other applicable Requirement of Law dealing with such matters and there are no other violations of the Fair Labor Standards Act or any other applicable Requirement of Law dealing with wage and hour matters; and (c) all payments due from any of Holdings or any of its Restricted Subsidiaries on account of employee health and welfare insurance have been paid or accrued #4848-1207-1386 96 as a liability on the books of Holdings or the relevant Restricted Subsidiary. The consummation of the Transactions will not give rise to any right of termination or right of renegotiation on the part of any union under any collective bargaining agreement to which Holdings or any of its Restricted Subsidiaries is bound. Section 5.14 ERISA. (a) Except as, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect: (i) neither a Reportable Event nor a failure to meet the minimum funding standards of Section 412 or 430 of the Code or Section 302 or 303 of ERISA has occurred with respect to any Single Employer Plan or Multiemployer Plan during the five-year period prior to the date on which this representation is made or deemed made; (ii) no Plan has applied for or received a waiver of the minimum funding standard or an extension of any amortization period within the meaning of Section 412 of the Code or Section 302 or 304 of ERISA; (iii) each Plan has complied and is in compliance in form and operation with its terms and with the applicable provisions of ERISA and the Code (including without limitation the Code provisions compliance with which is necessary for any intended favorable tax treatment) and all other applicable laws and regulations; (iv) no determination has been made that any Plan is, or is expected to be, considered an at-risk plan within the meaning of Section 430 of the Code or Section 303 of ERISA; (v) all contributions required to be made with respect to a Plan or a Multiemployer Plan have been timely made or have been reflected on the most recent consolidated balance sheet filed prior to the date hereof or accrued in the accounting records of the Borrower, in accordance with and to the extent required by GAAP; (vi) the administrator of a Plan has not provided a notice of intent to terminate such Plan pursuant to Section 4041(a)(2) of ERISA (including any such notice with respect to a Plan amendment referred to in Section 4041(e) of ERISA) and no termination of a Plan has occurred, no proceedings have been instituted by the PBGC to terminate or appoint a trustee to administer any Single Employer Plan, and no Lien in favor of the PBGC or a Plan has arisen; (vii) none of Holdings, the Borrower, any Subsidiary or any Commonly Controlled Entity has had or is reasonably expected to have a complete or partial withdrawal from any Multiemployer Plan and none of Holdings, the Borrower, any Subsidiary or any Commonly Controlled Entity would become or would reasonably be expected to become subject to any liability under ERISA if Holdings, the Borrower, any such Subsidiary or any such Commonly Controlled Entity were to withdraw partially or completely from all Multiemployer Plans as of the valuation date most closely preceding the date on which this representation is made or deemed made; (viii) no such Multiemployer Plan is or is reasonably expected to be Insolvent and none of Holdings, the Borrower, any Subsidiary or any Commonly Controlled Entity #4848-1207-1386 97

has received any notice, and no Multiemployer Plan has received from Holdings, the Borrower, any Subsidiary or any Commonly Controlled Entity any notice that a Multiemployer Plan is in or is reasonably expected to be in endangered or critical status under Section 432 of the Code or Section 305 of ERISA; (ix) each Plan (and each related trust, if any) which is intended to be qualified under Section 401(a) of the Code has received a favorable determination letter from the IRS to the effect that it meets the requirements of Sections 401(a) and 501(a) of the Code or is comprised of a master or prototype plan that has received a favorable opinion letter from the IRS, and, nothing has occurred since the date of such determination that would adversely affect such determination (or, in the case of a Plan with no determination, nothing has occurred that would adversely affect the issuance of a favorable determination letter or otherwise adversely affect such qualification); (x) there has been no cessation of operations at a facility of Holdings, the Borrower, any Subsidiary or any Commonly Controlled Entity in the circumstances described in Section 4062(e) of ERISA; and (xi) none of Holdings, the Borrower, any Subsidiary or any Commonly Controlled Entity has engaged in a non-exempt prohibited transaction within the meaning of Section 4975 of the Code or Section 406 of ERISA with respect to a Plan, and none of Holdings, the Borrower, any Subsidiary nor any Commonly Controlled Entity has incurred any liability under Title IV of ERISA with respect to any Plan or any Multiemployer Plan (other than premiums due and not delinquent under Section 4007 of ERISA). (b) There are no actions, suits or claims pending against or involving a Plan (other than routine claims for benefits) or, to the knowledge of Holdings, the Borrower, any Subsidiary or any Commonly Controlled Entity, threatened, which would reasonably be expected to be asserted successfully against any Plan and, if so asserted successfully, would reasonably be expected either singly or in the aggregate to result in a Material Adverse Effect. (c) Except as, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, (i) each Non-U.S. Plan has been maintained in compliance with its terms and with the requirements of any and all applicable laws, statutes, rules, regulations and orders and has been maintained, where required, in good standing with applicable regulatory authorities, (ii) all contributions required to be made with respect to a Non-U.S. Plan as of the Closing Date have been timely made, and (iii) none of Holdings, the Borrower or any Subsidiary has incurred any obligation in connection with the termination of, or withdrawal from, any Non-U.S. Plan. Section 5.15 Investment Company Act. Neither Holdings nor any of its Restricted Subsidiaries is an “investment company” or a company “controlled” by an “investment company” required to be registered as such, within the meaning of the Investment Company Act of 1940, as amended. Section 5.16 Subsidiaries. As of the Closing Date and after giving effect to the Transactions, Schedule 5.16 sets forth the name and jurisdiction of organization of each Subsidiary and, as to each such Subsidiary, the percentage of each class of Capital Stock owned by Holdings or any of its Subsidiaries and whether such Subsidiary is an Immaterial Subsidiary or a Subsidiary Guarantor. #4848-1207-1386 98

Section 5.17 Environmental Matters. Except as set forth on Schedule 5.17 or as could not, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect: (a) the Real Property owned, leased or operated by Holdings or any of its Subsidiaries and, to the knowledge of any Loan Party, formerly owned, leased or operated by Holdings or any of its Subsidiaries (for the purposes of this section herein, the “Properties”) do not contain any Materials of Environmental Concern in locations, amounts or concentrations or under circumstances that have given rise to or could give rise to a violation of Environmental Law or liability of Holdings or any of its Restricted Subsidiaries under, any Environmental Law; (b) no Loan Party has received any written notice of violation, alleged violation, non-compliance, liability or potential liability under or any responsibility for any investigation, cleanup, removal, containment or any other remediation or compliance under any Environmental Laws with regard to any of the Properties or the business operated by Holdings or any of its Restricted Subsidiaries; (c) Materials of Environmental Concern have not been Released, produced, processed, manufactured, generated, treated, used, stored at, transported or disposed of, at, on, under or from any of the Properties in violation of, in a manner, or to a location that has given rise to or could give rise to liability under, any applicable Environmental Law; (d) no Environmental Claim is pending or, to the knowledge of any Loan Party, threatened, to which Holdings or any of its Restricted Subsidiaries is named as a party, nor are there any consent decrees or other decrees, consent orders, administrative orders or other orders, or other administrative or judicial requirements outstanding under any Environmental Law with respect to the Properties or the business operated by Holdings or any of its Restricted Subsidiaries; (e) to the knowledge of any Loan Party, neither Holdings nor any of its Restricted Subsidiaries has retained or assumed either contractually or by operation of law the liability of any other Person relating to any Environmental Claim or otherwise with respect to the Release, emission, discharge, presence or disposal of, or exposure to, any Materials of Environmental Concern; and (f) Holdings, its Restricted Subsidiaries, the Properties and all operations at the Properties are in compliance with all applicable Environmental Laws. The representations and warranties in this Section 5.17 are the sole representations and warranties of the Loan Parties with respect to any environmental, health or safety matters, including those relating to Environmental Laws or Materials of Environmental Concern. Section 5.18 Accuracy of Information, etc. No written data (other than the Projections, estimates and other forward looking statements and information of a general economic or general industry nature) concerning Holdings or any of its Restricted Subsidiaries contained in this Agreement, any other Loan Document or any other document, certificate or statement furnished by or on behalf of any Loan Party to the Administrative Agent or the Lenders, or any of them, for use in connection with the transactions contemplated by this Agreement or the other Loan Documents, as of the date such statement, information, data document or certificate was so furnished, when taken as a whole, contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements contained herein or therein not materially misleading in light of the circumstances under which such statements were made. The Projections and pro forma financial information, taken as a #4848-1207-1386 99 whole, contained in the materials referenced above are based upon good faith estimates and assumptions believed by management of Holdings in good faith to be reasonable at the time made, it being recognized by the Lenders that such financial information as it relates to future events is not to be viewed as fact, forecasts and projections are subject to uncertainties and contingencies, actual results during the period or periods covered by such financial information may differ from the projected results set forth therein by a material amount and no assurance can be given that any forecast or projections will be realized. Section 5.19 Security Documents. (a) Each of the Security Documents is effective to create in favor of the Collateral Agent, for the benefit of the Secured Parties, a legal, valid and enforceable first priority security interest (subject only to the ABL/Term Loan Intercreditor Agreement and Liens permitted hereunder) in the Collateral described therein and proceeds thereof, the enforceability of which is subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law. In the case of (i) the Capital Stock described in the Security Agreement that are securities represented by stock certificates or otherwise constituting certificated securities within the meaning of Section 8-102(a)(15) of the New York UCC or the corresponding code or statute of any other applicable jurisdiction (“Certificated Securities”), when certificates representing such Capital Stock are delivered to the Collateral Agent along with instruments of transfer in blank or endorsed to the Collateral Agent, and (ii) the other Collateral described in clause (i) constituting personal property described in the Security Agreement, when financing statements and other filings, agreements and actions specified on Schedule 5.19(a) in appropriate form are executed and delivered, performed or filed in the offices specified on Schedule 5.19(a), as the case may be, the Collateral Agent, for the benefit of the Secured Parties, shall have a fully perfected Lien on, and security interest in, all right, title and interest of the Loan Parties in all Collateral that may be perfected by filing, recording or registering a financing statement or analogous document and the proceeds thereof (to the extent such Liens may be perfected by possession of the Certificated Securities by the Collateral Agent or such filings, agreements or other actions or perfection is otherwise required by the terms of any Loan Document), as security for the Obligations, in each case prior and superior in right to any other Person (except, in the case of Liens permitted hereunder). Other than as set forth on Schedule 5.19(a), as of the Closing Date, none of the Capital Stock of the Borrower or any Subsidiary Guarantor that is a limited liability company or partnership is a Certificated Security. (b) Each of the Mortgages delivered pursuant to Section 7.08(b) is, or upon execution and recording will be, effective to create in favor of the Collateral Agent, for the benefit of the Secured Parties, a legal, valid and enforceable Lien on the Mortgaged Properties described therein and proceeds thereof, the enforceability of which is subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law. When the Mortgages are recorded in the recording offices for the applicable jurisdictions in which the Mortgaged Properties are located, each such Mortgage shall constitute a fully perfected Lien on, and security interest in, all right, title and interest of the Loan Parties in the Mortgaged Properties and the proceeds thereof, as security for the Obligations (as defined in the relevant Mortgage), in each case prior and superior in right to any other Person other than holders of Liens permitted hereunder. The UCC fixture filings on form UCC-1 for filing under the UCC in the appropriate jurisdictions in which the Mortgaged Properties covered by the applicable Mortgages are located, will be effective upon filing to create in favor of the Collateral Agent, for the benefit of the Secured Parties, a legal, valid and enforceable security interest in the fixtures created by the Mortgages and described therein, and #4848-1207-1386 100 when the UCC fixture filings are filed in the recording offices for the applicable jurisdictions in which the Mortgaged Properties are located, each such UCC fixture filing shall constitute a fully perfected security interest in the fixtures, as security for the Obligations (as defined in the relevant Mortgage), in each case prior and superior in right to any other Person other than holders of Liens permitted hereunder. Schedule 5.19(b) lists, as of the Closing Date, each parcel of owned real property located in the United States and held by Holdings or any of its Restricted Subsidiaries. Section 5.20 Solvency. Holdings and its Subsidiaries, on a consolidated basis, are, and after giving effect to the Transaction and the incurrence of all Indebtedness and obligations being incurred in connection herewith and therewith and the other transactions contemplated hereby and thereby, will be, Solvent. Section 5.21 Anti-Money Laundering Laws; Sanctions; Export Controls; Anti-Corruption Laws. (a) To the extent applicable, each of the Loan Parties and their respective Subsidiaries are in compliance, in all material respects, with Anti-Money Laundering Laws and the Patriot Act. (b) Neither the Loan Parties nor any of their respective Subsidiaries, nor any director or officer of the Loan Parties or any of their respective Subsidiaries nor, to the knowledge of the Loan Parties, any employee, agent, affiliate or representative of the Loan Parties or any of their respective Subsidiaries, is a Person that is, or is owned or controlled by one or more Persons that are: (i) listed in the annex to, or otherwise subject to the provisions of, Executive Order No. 13224 on Terrorist Financing effective September 24, 2001 (the “Executive Order”); (ii) prohibited from dealing or otherwise engaging in any transaction by any laws with respect to terrorism or money laundering; (iii) engaged in “terrorism” as defined in the Executive Order; (c) Neither the Loan Parties nor any of their respective Subsidiaries nor any director or officer of the Loan Parties or any of their respective Subsidiaries nor, to the knowledge of the Loan Parties, any employee, agent, affiliate or representative of the Loan Parties or any of their respective Subsidiaries is: (i) a Sanctioned Person; (ii) subject to Sanctions; or (iii) currently engaging or has within the last three (3) years engaged, directly or indirectly, in any dealings or transactions with, involving or for the benefit of any Sanctioned Person or in, with or involving any Sanctioned Jurisdiction. (d) The Borrower will not, directly or indirectly, use any part of the proceeds of any Loan, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other Person: (i) to fund or facilitate any activities or business (x) of, with or for the benefit of any Sanctioned Person, (y) to a Person subject of Sanctions; or (z) in, with or involving any Sanctioned Jurisdiction; or #4848-1207-1386 101

(ii) in any other manner that would constitute or give rise to a violation of Sanctions by any Person (including any Lender). (e) To the extent applicable, each of the Loan Parties and their respective Subsidiaries is in compliance in all material respects with Export Controls. Neither the Loan Parties nor any of their respective Subsidiaries nor any director or officer of the Loan Parties or any of their respective Subsidiaries nor, to the knowledge of the Loan Parties, any employee, agent, affiliate or representative of the Loan Parties or any of their respective Subsidiaries have engaged in transactions involving, or exported any products, services or associated technical data to: (i) any Sanctioned Jurisdiction or any other country or territory to which the United States has embargoed exports or with which the United States has proscribed economic transactions; (ii) any Sanctioned Person or any Person designated on any Export Controls List or the Specially Designated Nationals and Blocked Persons Lists maintained by OFAC; or (iii) in any other manner that would constitute or give rise to a violation of Export Controls. (f) Neither the Loan Parties nor any of their respective Subsidiaries nor any director or officer of the Loan Parties or any of their respective Subsidiaries nor, to the knowledge of the Loan Parties, any employee, agent, affiliate or representative of the Loan Parties or any of their respective Subsidiaries, has taken any action, directly or indirectly, that would constitute or give rise to a violation by any of the foregoing of applicable Anti-Corruption Laws in any material respect. (g) The Borrower will not, directly or indirectly, use any part of the proceeds of any Loan for any payments to any governmental official or employee, political party, official of a political party, candidate for political office, or anyone else acting in an official capacity, in order to obtain, retain or direct business or obtain any improper advantage in violation of applicable Anti-Corruption Laws. ARTICLE VI CONDITIONS PRECEDENT Section 6.01 Conditions to Initial Extension of Credit. The agreement of each Lender to make the initial extension of credit requested to be made by it under this Agreement on the Closing Date is subject to the satisfaction or waiver in accordance with Section 12.12, prior to or concurrently with the making of such extension of credit on the Closing Date, of the following conditions precedent: (a) Loan Documents. The Administrative Agent shall have received (i) this Agreement, executed and delivered by Holdings, the Borrower, and each Subsidiary Guarantor and each Person listed on Schedule I, (ii) the Security Agreement, executed and delivered by each Loan Party party thereto, (iii) the ABL/Term Loan Intercreditor Agreement, executed and delivered by the ABL Agent, the Collateral Agent and the Second Lien Collateral Agent and acknowledged by a duly authorized officer of each Loan Party, (iv) the First Lien/Second Lien Intercreditor Agreement, executed and delivered by the Collateral Agent and the Second Lien Collateral Agent and acknowledged by a duly authorized officer of each Loan Party, (v) each other Security Document executed and delivered by each Loan Party party thereto to the extent required to be delivered on the Closing Date and (vi) for the account of each of the Lenders that has requested same at least one Business Day prior to the Closing Date, the appropriate Note executed and delivered by the Borrower. (b) Second Lien Loan Documents. The Administrative Agent shall have received an executed copy of the Second Lien Loan Documents and the Borrower shall have satisfied each #4848-1207-1386 102 condition set out in Section 6.01 of the Second Lien Credit Agreement unless waived (other than any condition in relation to the execution, delivery and performance of this Agreement and the other Loan Documents required to be executed and delivered on the Closing Date). (c) ABL Facility Documents. The Administrative Agent shall have received an executed copy of the ABL Facility Documents, which shall provide for loan commitments thereunder of not less than $50,000,000, and the Borrower shall have satisfied each condition set out in Section 6.01 of the ABL Facility unless waived (other than any condition in relation to the execution, delivery and performance of this Agreement, the other Loan Documents and the Second Lien Loan Documents required to be executed and delivered on the Closing Date). (d) Notice of Borrowing. Prior to the Closing Date, the Administrative Agent shall have received a Notice of Borrowing. (e) Closing Date Acquisition. The Closing Date Acquisition shall have been consummated in accordance with the Closing Date Acquisition Agreement substantially concurrently with the funding of the Initial Term Loans hereunder without any amendments, waivers or consents that are materially adverse to the interests of the Initial Lenders or the Joint Lead Arrangers in their respective capacities as such without the consent of the Joint Lead Arrangers other than amendments, waivers or consents permitted by the Closing Date Commitment Letter. (f) Closing Date Refinancing and Minute Note. Substantially concurrently with the funding of the Initial Term Loans hereunder, the Closing Date Refinancing shall have been consummated and the Minute Note will be repaid in full. (g) Pro Forma Financial Information; Financial Statements. The Lenders shall have received (i) the Pro Forma Financial Information and (ii) the financial statements described in Section 5.01(b). The Administrative Agent and each of the Lenders acknowledge that the Pro Forma Financial Information and the financial statements referred to in Section 5.01(b) were received prior to the Closing Date. (h) Fees. On the Closing Date, the Joint Lead Arrangers, the Lenders and the Administrative Agent shall have received all fees required to be paid, and all reasonable out-of-pocket expenses required to be paid pursuant to the Fee Letter for which reasonably detailed invoices have been presented to the Borrower at least three Business Days prior to the Closing Date. (i) Closing Certificates; Organizational Documents; Good Standing Certificates. The Administrative Agent shall have received a certificate of each Loan Party, dated the Closing Date signed by the Secretary or any Assistant Secretary of such Loan Party and attested to by an Authorized Officer of such Loan Party, with the following insertions and attachments: (i) certified organizational authorizations, incumbency certifications, the certificate of incorporation or other similar Organizational Document of each Loan Party certified by the relevant authority of the jurisdiction of organization of such Loan Party and bylaws or other similar Organizational Document of each Loan Party certified as being in full force and effect on the Closing Date, (ii) a good standing certificate for each Loan Party from its jurisdiction of organization and (iii) a Perfection Certificate of the Loan Parties, dated as of the Closing Date, signed by an Authorized Officer of the Borrower and Holdings. #4848-1207-1386 103

(j) Legal Opinions. The Administrative Agent shall have received a legal opinion of (x) Kirkland & Ellis LLP, special counsel to the Loan Parties, and (y) Stanley, Esrey and Buckley LLP, special Georgia counsel to the Loan Parties, each of which opinion shall be addressed to the Administrative Agent, the Collateral Agent and the Lenders and shall be in form and substance reasonably satisfactory to the Administrative Agent. (k) Perfected Liens. (i) Except as set forth on Schedule 7.14, the Collateral Agent shall have obtained a valid security interest in the Collateral covered by the Security Agreement; and all documents, instruments, filings, recordations and searches reasonably necessary in connection with the perfection (to the extent required by the terms of any Loan Document) and, in the case of the filings with the United States Patent and Trademark Office and the United States Copyright Office, protection of such security interests shall have been executed and delivered or made, or, in the case of UCC filings, written authorization to make such UCC filings shall have been delivered to the Collateral Agent. Notwithstanding anything in the Security Agreement, the Borrowers and Holdings shall not be any under obligation to perfect foreign Intellectual Property or to perfect any intellectual Property outside of the United States. (ii) The Administrative Agent shall have received (A) the Certificated Securities pledged pursuant to the Security Agreement, together with an undated stock power for each such Certificated Security executed in blank by a duly Authorized Officer of the pledgor thereof, and (B) each promissory note (if any) required to be pledged to the Administrative Agent pursuant to the Security Agreement endorsed (without recourse) in blank (or accompanied by an executed transfer form in blank) by the pledgor thereof. Notwithstanding the foregoing, to the extent any security interest in any Collateral cannot be perfected on the Closing Date (other than the perfection of the security interests in the Certificated Securities of the Borrower and any other direct or indirect Domestic Subsidiary of Holdings which are required to be pledged hereunder or under any other Loan Document and assets with respect to which a lien may be perfected by the filing of a financing statement under the UCC) after commercially reasonable efforts by Holdings and the Borrower to do so without undue burden or expense, then the perfection of a security interest in such Collateral shall not constitute a condition precedent to the availability of the Initial Term Loans on the Closing Date, but instead shall be required to be delivered not more than 90 days after the Closing Date (as such period may be extended by the Administrative Agent in its reasonable discretion). (l) [Reserved]. (m) Solvency Certificate. The Administrative Agent shall have received a solvency certificate from the chief financial officer or similar officer of the Borrower and Holdings in the form of Exhibit J, which certifies that the Borrower and Holdings and its Restricted Subsidiaries, on a consolidated basis, are, and immediately after giving effect to the Transaction and the other transactions contemplated hereby, will be, Solvent. (n) Patriot Act. The Administrative Agent and the Lenders shall have received, at least three Business Days prior to the Closing Date, all documentation and other information about the Borrower and the Guarantors as has been reasonably requested in writing at least 10 days prior to the Closing Date by the Administrative Agent and such Lenders that they #4848-1207-1386 104 reasonably determine is required by Governmental Authorities under applicable “know your customer” and Anti-Money Laundering Laws, including the Patriot Act. (o) Representations and Warranties. The Specified Representations and the Specified Acquisition Agreement Representations shall be true and correct in all material respects (without duplication of any materiality qualifiers with respect to any Specified Representations already qualified by materiality or material adverse effect) as of the Closing Date or as of any specified date, if earlier. (p) Company Material Adverse Effect. Between the date of the Closing Date Acquisition Agreement and the Closing Date, there shall not have been a Company Material Adverse Effect (as defined in the Closing Date Acquisition Agreement as in effect on January 10, 2018). (q) Officer’s Certificate. On the Closing Date, the Administrative Agent shall have received a certificate, in form reasonably acceptable to the Administrative Agent, dated the Closing Date and signed on behalf of the Borrower and Holdings by the chairman of the board, the chief executive officer, the president, the chief financial officer or any vice president of the Borrower and Holdings, certifying on behalf of the Borrower and Holdings that, taking into account the penultimate paragraph of this Section 6.01, all of the conditions in clauses (e), (o), (p) and (r) of this Section 6.01 have been satisfied or waived on such date (other than any certification that any such conditions have been satisfied or waived to the extent subject to the satisfaction of the Administrative Agent or the Lenders). (r) Closing Date Equity Issuance. The Closing Date Equity Issuance shall be consummated substantially concurrently with, or prior to, the initial funding of Loans. In determining the satisfaction of the conditions specified in this Section 6.01, to the extent any item is required to be satisfactory to any Lender, such item shall be deemed satisfactory to each Lender which has not notified the Administrative Agent in writing prior to the occurrence of the Closing Date that the respective item or matter does not meet its satisfaction. Upon the funding of the Initial Term Loans, the Closing Date shall have been deemed to have occurred, regardless of any subsequent determination that one or more of the conditions thereto had not been met (although the occurrence of the Closing Date shall not release Holdings or the Borrower from any Event of Default for failure to satisfy one or more of the applicable conditions contained in this Section 6.01). The acceptance of the benefits of each extension of credit hereunder shall constitute a representation and warranty by Holdings and the Borrower to the Administrative Agent and each of the Lenders that all the conditions specified in this Section 6.01 (with respect to extensions of credit on the Closing Date) and applicable to such extensions of credit are satisfied as of that time, unless waived in accordance with Section 12.12. ARTICLE VII AFFIRMATIVE COVENANTS Holdings and the Borrower hereby jointly and severally agree that, until the payment in full of the Obligations, each of Holdings and the Borrower shall, and shall cause each of its Restricted Subsidiaries to: #4848-1207-1386 105

Section 7.01 Financial Statements. Furnish to the Administrative Agent (who shall promptly furnish to each Lender): (a) within 120 days (or 180 days in case of the fiscal year ending December 31, 2017) after the end of each fiscal year of Borrower, (i) a copy of the audited consolidated balance sheet of Borrower and its Subsidiaries as at the end of such year and the related audited consolidated statements of income and of cash flows for such year, setting forth in each case in comparative form the figures for the previous year and certified by an independent certified public accounting firm selected by Borrower and its Subsidiaries and reasonably satisfactory to the Administrative Agent (it being agreed that BKD, LLP and any of the “Big Four,” or other nationally recognized accounting firms are satisfactory to the Administrative Agent) (collectively, an “Acceptable Auditor”), together with an opinion of such accounting firm (which opinion shall be without a “going concern” qualification (other than any such qualification to the “going concern” opinion that is (x) solely resulting from the impending Maturity Date or the final stated maturity of any Material Indebtedness, (y) resulting from any actual or prospective default under any financial covenant or (z) the activities, operations, financial results, assets or liabilities of any Unrestricted Subsidiaries) or exception and without any qualification or exception as to scope of audit) (it being understood and agreed that such opinion may include an explanatory note or “emphasis of the matter” paragraph), and (ii) commencing with the financial statements with respect to the fiscal year ending December 31, 2017 and for each fiscal year thereafter, management’s discussion and analysis with respect to such financial statement, including (to the extent available with respect to any fiscal year ended prior to, or a portion of which occurs prior to, the Closing Date) comparisons to the comparable periods in previous years; (b) not later than 60 days (or 75 days for the first two fiscal quarters after the Closing Date for which financial statements are required to be delivered pursuant to this clause) after the end of the first three fiscal quarters of Borrower of each fiscal year (commencing with the fiscal quarter ending March 31, 2018), (i) the unaudited consolidated balance sheet of Borrower and its Subsidiaries and the related unaudited consolidated statements of income and of cash flows for such quarter and the portion of the fiscal year through the end of such quarter, certified by an Authorized Officer as fairly stating in all material respects the financial position of Borrower and its Subsidiaries and, in accordance with GAAP for the period covered thereby (subject to normal year end audit adjustments and the absence of footnotes) and (ii) management’s discussion and analysis with respect to such financial statement, including (to the extent available with respect to any fiscal quarter ended prior to, or a portion of which occurs prior to, the Closing Date) comparisons to the comparable periods in previous years and budgeted amounts, including (to the extent available with respect to any fiscal quarter ended prior to, or a portion of which occurs prior to, the Closing Date) comparisons to the comparable periods in previous years; and (c) concurrently with the delivery of any financial statements pursuant to Sections 7.01(a) and (b) above, a reconciliation statement or other statement reasonably acceptable to the Administrative Agent reflecting the adjustments necessary to eliminate the accounts of Unrestricted Subsidiaries (if any) from such consolidated financial statements (it being understood and agreed that such reconciliation statements shall not be required to be audited). All such financial statements shall be complete and correct in all material respects and shall be prepared in reasonable detail and (except as otherwise provided below) in accordance with GAAP applied consistently (except to the extent any such inconsistent application of GAAP has been #4848-1207-1386 106 approved by such accountants (in the case of clauses (a) and (b) above) or Authorized Officer (in the case of clause (b) above), as the case may be, and disclosed in reasonable detail therein) consistently throughout the periods reflected therein and with prior periods. Notwithstanding the foregoing, the obligations in paragraphs (a) and (b) of this Section 7.01 may be satisfied with respect to financial information of Borrower and its Subsidiaries by furnishing (A) the Form 10-K or 10-Q (or the equivalent), as applicable, of Borrower (or Holdings or any Parent Company) filed with the SEC or (B) the applicable financial statements of Holdings (or any Parent Company); provided that (i) to the extent such information relates to a Parent Company and such information differs materially from the information relating to Borrower and its Subsidiaries on a standalone basis, such information is accompanied by consolidating information, which may be unaudited, that explains in reasonable detail such differences, and (ii) to the extent such information is in lieu of information required to be provided under Section 7.01(a), such materials are accompanied by a report and opinion of an Acceptable Auditor, together with an opinion of such accounting firm (which opinion shall be without a “going concern” qualification (other than any such qualification to the “going concern” opinion that is (x) solely resulting from the impending Maturity Date or the final stated maturity of any Material Indebtedness, (y) resulting from any actual or prospective default under any financial covenant or (z) the activities, operations, financial results, assets or liabilities of any Unrestricted Subsidiaries) or exception and without any qualification or exception as to scope of audit) (it being understood and agreed that such opinion may include an explanatory note or “emphasis of the matter” paragraph). Documents required to be delivered pursuant to Section 7.01(a) or (b) or Section 7.02(b) may be delivered electronically and if so delivered, shall be deemed to have been delivered on the date (i) on which the Borrower posts such documents, or provides a link thereto Borrower’s website on the Internet; or (ii) on which such documents are posted on the Borrower’s behalf on an Internet or intranet website, if any, to which each Lender and the Administrative Agent have access (whether a commercial, third-party website or whether sponsored by the Administrative Agent); provided that: (i) the Borrower shall deliver such documents to the Administrative Agent upon its reasonable request until a written notice to cease delivering such documents is given by the Administrative Agent and (ii) the Borrower shall notify the Administrative Agent (by telecopier or electronic mail) of the posting of any such documents and upon its reasonable request, provide to the Administrative Agent by electronic mail electronic versions (i.e., soft copies) of such documents. The Administrative Agent shall have no obligation to request the delivery of or maintain paper copies of the documents referred to above, and each Lender shall be solely responsible for timely accessing posted documents and maintaining its copies of such documents. Section 7.02 Certificates; Other Information. Furnish to the Administrative Agent (other than in the case of clause (f) below, who shall promptly furnish to each Lender), or, in the case of clause (e) below, the Administrative Agent or requesting Lender, as the case may be: (a) promptly upon the request of the Administrative Agent, in connection with the delivery of any financial statements or other information pursuant to Section 7.01 or this Section 7.02, confirmation of whether such statements or information contain any Private Lender Information. Holdings, the Borrower and each Lender acknowledge that certain of the Lenders may be “public-side” Lenders (i.e., Lenders that do not wish to receive Private Lender Information) and, if documents or notices required to be delivered pursuant to Section 7.01 or this Section 7.02 or otherwise are being distributed through IntraLinks/IntraAgency, SyndTrak or another relevant secure website or other information platform (the “Platform”), any document or notice that the Borrower has indicated contains Private Lender Information shall not be posted on that portion of the Platform designated for such public-side Lenders. If the Borrower has not #4848-1207-1386 107 indicated whether a document or notice delivered pursuant to Section 7.01 or this Section 7.02 contains Private Lender Information, the Administrative Agent reserves the right to post such document or notice solely on that portion of the Platform designated for Lenders who wish to receive Private Lender Information with respect to the Borrower, Holdings, their respective Subsidiaries and their securities. Holdings and the Borrower further acknowledge and agree, at the reasonable request of the Administrative Agent, to assist in the preparation of a version of the materials and presentations to be used in connection with the syndication of the Term Facility to potential Lenders who do not wish to receive Private Lender Information, consisting exclusively of Public Lender Information. Each Loan Party hereby acknowledges and agrees that, unless the Borrower notifies the Administrative Agent in advance, all of the Loan Documents, financial statements and certificates furnished pursuant to Sections 7.01(a) and (b) above and Section 7.02(b) below are hereby deemed to be suitable for distribution, and to be made available, to all Lenders and may be treated by the Administrative Agent and the Lenders as not containing any Private Lender Information; (b) concurrently with the delivery of any financial statements pursuant to Sections 7.01(a) and (b), other than with respect to any period ending prior to the Closing Date, a Compliance Certificate (i) stating that, to the best of the Authorized Officer’s knowledge, Holdings and its Restricted Subsidiaries during such period has observed or performed all of tis covenants and other agreements contained in this Agreement or the other Loan Documents to which it is a party to be observed, performed or satisfied by it, and such Authorized Officer has obtained no knowledge of any Default or Event of Default except as specified in such Compliance Certificate, (ii) to the extent not previously disclosed to the Administrative Agent, a description of any change in the jurisdiction of organization of any Loan Party, (iii) a description of each event, condition or circumstance during the last fiscal quarter covered by such Compliance Certificate requiring a mandatory prepayment under Section 4.02, (iv) certifying a list of names of all Immaterial Subsidiaries, that each Subsidiary set forth on such list individually qualifies as an Immaterial Subsidiary and that all such Subsidiaries in the aggregate do not exceed the limitation set forth in clause (ii) of the definition of the term “Immaterial Subsidiary”, (v) certifying a list of names of all Unrestricted Subsidiaries and that each Subsidiary set forth on such list individually qualifies as an Unrestricted Subsidiary and (vi) solely in the case of financial statements delivered pursuant to Section 7.01(a), setting forth the amount of Excess Cash Flow for such fiscal year and the applicable ECF Percentage for such fiscal year, in each case, together with the calculation thereof in reasonable detail; (c) no later than 60 days after the end of each fiscal year of Borrower (commencing with the fiscal year beginning January 1, 2019), a budget of Borrower and its Restricted Subsidiaries for the then-current fiscal year, containing, among other things, a pro forma balance sheet, statement of income and statement of cash flows for each quarter of such fiscal year, which budget shall be based on reasonable estimates, information and assumptions that are reasonable at the time in light of the circumstances then existing, it being understood that projections are subject to uncertainties and there is no assurance that any projections will be realized; (d) promptly after Holdings’ or any of its Restricted Subsidiaries’ receipt thereof, a copy of any final “management letter” received from its certified public accountants and management’s response thereto; (e) promptly following the Administrative Agent’s or any Lender’s request therefor, all documentation and other information that such Lender reasonably requests in order to comply #4848-1207-1386 108 with its ongoing obligations under applicable “know your customer” and Anti Money Laundering Laws, including, without limitation, the Patriot Act; and (f) promptly from time to time following the Administrative Agent’s request therefor, such other information regarding the operations, business affairs and financial condition of Holdings, the Borrower or any Restricted Subsidiary, or compliance with the terms of any Loan Document, as the Administrative Agent may reasonably request; provided that the Loan Parties and their Subsidiaries shall not be required to disclose any such information if such disclosure would violate a confidentiality agreement or obligation, or waive any attorney-client or similar privilege; provided, however, that in the event that any of the Loan Parties or their Subsidiaries does not provide information in reliance on the foregoing proviso, it shall (x) provide notice to the Administrative Agent that such information is being withheld, (y) use its commercially reasonable efforts to obtain waivers and (z) use its commercially reasonable efforts to communicate the applicable information to the Administrative Agent in a way that would not violate such attorney-client privilege or similar privilege. Section 7.03 Payment of Taxes. Pay and discharge all Taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits, or upon any properties belonging to it, in each case on a timely basis, and all lawful claims which, if unpaid, might become a lien or charge upon any properties; provided that Holdings, the Borrower and their Restricted Subsidiaries shall not be required to pay any such Tax, assessment, charge, levy or claim (i) which is being contested in good faith and by proper proceedings if it has maintained adequate reserves with respect thereto in accordance with GAAP or (ii) with respect to which the failure to make such payment could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Section 7.04 Maintenance of Existence; Compliance. (a) (i) Preserve, renew and keep in full force and effect its organizational existence under the laws of its jurisdiction of organization or formation and (ii) take all reasonable action to maintain or obtain all Governmental Approvals and all other rights, privileges and franchises, in each case necessary or desirable in the normal conduct of its business, except, in each case, as otherwise permitted hereunder and except (x) in the case of clause (a)(i) (in respect of Restricted Subsidiaries that are not Loan Parties) and (a)(ii) above, to the extent that failure to do so could not, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect and (y) in connection with a transaction permitted by Sections 8.03 and 8.04; (b) comply in all material respects with Anti-Corruption Laws, Anti-Money Laundering Laws, Export Controls and Sanctions; (c) comply in all material respects with all other Requirements of Law (including, but not limited to ERISA, OFAC, and the Patriot Act) except to the extent that failure to comply therewith could not, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; and (d) comply with all Governmental Approvals except to the extent that failure to do so could not, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Section 7.05 Maintenance of Property; Insurance. (a) (i) Keep all property useful or necessary in its business in good working order and condition, ordinary wear and tear and casualty and condemnation excepted, except to the extent the failure to do so could not, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, (ii) preserve or renew all of its Intellectual Property, except to the extent (x) such Intellectual Property is no longer used in the conduct of the business of the Loan Parties or (y) such non-renewal or non-preservation is otherwise permitted under this Agreement or the other Loan Documents, (iii) maintain with financially sound and reputable insurance companies, insurance with respect to its properties and businesses in a manner consistent with industry practice for companies similarly situated owning similar properties and #4848-1207-1386 109 engaged in similar businesses (it being agreed by the Administrative Agent that the insurance policies, the amounts of coverage and the companies used by the Loan Parties and their Subsidiaries on the Closing Date are satisfactory to the Administrative Agent) and (iv) ensure that, subject to the ABL/Term Loan Intercreditor Agreement and the First Lien/Second Lien Intercreditor Agreement, at all times the Collateral Agent for the benefit of the Secured Parties shall be named as an additional insured with respect to liability policies (other than worker’s compensation policies and public liability policies) and the Collateral Agent for the benefit of the Secured Parties and shall be named as loss payee with respect to the property insurance (other than public property policies) maintained by Holdings, the Borrower and each Subsidiary Guarantor. (b) Within 60 days after the Closing Date (or such longer period as the Administrative Agent may agree in its sole discretion), Holdings will, and will cause each of its Restricted Subsidiaries (i) to, at all times keep its property constituting Collateral insured in favor of the Collateral Agent as loss payee and/or additional insured (subject to the exceptions in the immediately preceding paragraph), as applicable, and (ii) to cause all policies or certificates (or certified copies thereof) with respect to such insurance (and any other insurance maintained by Holdings and/or such Restricted Subsidiaries) (x) to be endorsed to the Collateral Agent’s reasonable satisfaction for the benefit of the Collateral Agent (including, without limitation, by naming the Collateral Agent as loss payee and/or additional insured, as applicable) and (y) to use commercially reasonable efforts to state that such insurance policies shall not be canceled without at least 30 days’ prior written notice (or if such cancellation is by reason of nonpayment of premium, at least ten (10) days’ prior written notice) thereof by the respective insurer to the Collateral Agent (unless it is such insurer’s policy not to provide such a statement). Section 7.06 Inspection of Property; Books and Records; Discussions. (a) Keep proper books of records and accounts in which entries full, true and correct in all material respects in conformity with all Requirements of Law shall be made of all dealings and transactions in relation to its business and activities and from which financial statements conforming with GAAP can be derived and (b) permit, at the Borrower’s expense, representatives of the Administrative Agent (and, if a Lender requests to accompany the Administrative Agent, such Lender) to visit and inspect any of its properties and examine and make abstracts from any of its books and records at any reasonable time during normal business hours, upon reasonable prior notice, and as often as may reasonably be desired and to discuss the business, operations, properties and financial condition of Holdings and its Restricted Subsidiaries with employees of the Borrower and its Restricted Subsidiaries and with the independent certified public accountants of Holdings and its Restricted Subsidiaries so long as the Borrower shall have been given the reasonable opportunity to participate in such discussions; provided, that notwithstanding the foregoing, (i) any such visit or inspection shall be conducted through the Administrative Agent, (ii) unless an Event of Default shall have occurred and be continuing, such visits and inspections shall be limited to two times in any twelve month period and only one such time shall be at the Borrower’s expense and (iii) nothing in this Section 7.06 shall require Holdings or its Subsidiaries to take any action that would violate a confidentiality agreement or obligation, or waive any attorney-client or similar privilege; provided that in the event that any of Holdings or its Subsidiaries does not provide information in reliance on this sentence, it shall (x) provide notice to the Administrative Agent that such information is being withheld, (y) with respect to clause (iii), use its commercially reasonable efforts to obtain waivers and (z) use its commercially reasonable efforts to communicate the applicable information to the Administrative Agent in a way that would not violate such attorney-client privilege or similar privilege. Section 7.07 Notices. Upon actual knowledge thereof by an Authorized Officer, promptly give notice to the Administrative Agent (who shall promptly furnish to each Lender) of: #4848-1207-1386 110

(a) the occurrence of any Default or Event of Default; (b) any default or event of default under the the ABL Facility Documents or Indebtedness (other than the Obligations) in an aggregate principal amount exceeding $50,000,000 (“Material Indebtedness”) Incurred pursuant to Section 8.01(c) or (d); (c) any litigation, investigation or proceeding that may exist at any time involving Holdings or any Restricted Subsidiary, that (i) could, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect or (ii) relates to any Loan Document; (d) the following events, promptly and in any event within 10 days after Holdings, the Borrower, any Subsidiary or any Commonly Controlled Entity knows or has reason to know thereof: (i) the occurrence of any Reportable Event with respect to any Single Employer Plan, a failure to make any required contribution to a Single Employer Plan or a Multiemployer Plan or Non-U.S. Plan, the creation of any Lien in favor of the PBGC or a Plan or any withdrawal from, or the termination, Insolvency of, any Multiemployer Plan that would result in the imposition of a withdrawal liability, (ii) the institution of proceedings or the taking of any other action by the PBGC or Holdings, the Borrower, any Subsidiary or any Commonly Controlled Entity or any Multiemployer Plan with respect to the withdrawal from, or the termination, Insolvency of, any Single Employer Plan or Multiemployer Plan, (iii) that a Single Employer Plan has failed to satisfy the minimum funding standard within the meaning of Section 412 of the Code or Section 302 of ERISA, or an application may be or has been made for a waiver or modification of the minimum funding standard (including any required installment payments) or an extension of any amortization period under Section 412 of the Code or Section 302 or 304 of ERISA with respect to a Single Employer Plan, (iv) that a determination has been made that any Single Employer Plan is, or is expected to be, considered an at-risk plan within the meaning of Section 430 of the Code or Section 303 of ERISA, (v) that a Multiemployer Plan is in or is reasonably expected to be in endangered or critical status under Section 432 of the Code or Section 305 of ERISA, (vi) that any contribution required to be made with respect to a Single Employer Plan, Multiemployer Plan or Non-U.S. Plan has not been timely made, (vii) that a non-exempt prohibited transaction within the meaning of Section 4975 of the Code or Section 406 of ERISA has occurred with respect to a Plan, (viii) the adoption of, or the commencement of contributions to, any Single Employer Plan by Holdings, the Borrower, any Subsidiary or any Commonly Controlled Entity, (ix) the cessation of operations at a facility of Holdings, the Borrower, any Subsidiary or any Commonly Controlled Entity in the circumstances described in Section 4062(e) of ERISA, or (x) the adoption of any amendment to a Single Employer Plan that results in an increase in contribution obligations of Holdings, the Borrower, any Subsidiary or any Commonly Controlled Entity; and in each case in clauses (i) through (x) above, such event or occurrence, together with all other such events or conditions, if any, has had, or could reasonably be expected to have, a Material Adverse Effect; (e) any change in the financial condition, business, operations, assets or liabilities of Holdings or any of its Restricted Subsidiaries that has had, or could reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect; and (f) any of the following environmental matters to the extent that such environmental matters, either individually or in the aggregate, would have a Material Adverse Effect: #4848-1207-1386 111

(i) any pending or threatened Environmental Claim against Holdings or any of its Subsidiaries or any Real Property owned, leased or operated by Holdings or any of its Subsidiaries; (ii) any condition or occurrence on or arising from any Real Property owned, leased or operated by Holdings or any of its Subsidiaries that (a) results in noncompliance by Holdings or any of its Subsidiaries with any applicable Environmental Law or (b) could reasonably be expected to form the basis of an Environmental Claim against Holdings or any of its Subsidiaries or any such Real Property; (iii) any condition or occurrence on any Real Property owned, leased or operated by Holdings or any of its Subsidiaries that would cause such Real Property to be subject to any restrictions on the ownership, lease, occupancy, use or transferability by Holdings or any of its Subsidiaries of such Real Property under any Environmental Law; or (iv) any Release or threatened Release of any Materials of Environmental Concern at, on, under or from any Real Property owned, leased or operated by Holdings or any of its Subsidiaries that would require any removal or remedial action by Holdings or any of its Subsidiaries pursuant to any Environmental Law. Each notice pursuant to this Section 7.07 shall be accompanied by a statement of an Authorized Officer of the Borrower setting forth details of the occurrence referred to therein and stating what action the relevant Person proposes to take with respect thereto. Section 7.08 Additional Collateral, etc. (a) With respect to any property (to the extent included in the definition of Collateral) acquired at any time after the Closing Date by any Loan Party (other than any property described in paragraph (b), (c) or (d) below) as to which the Collateral Agent, for the benefit of the Secured Parties, does not have a perfected Lien, promptly (i) execute and deliver to the Collateral Agent such amendments to the Security Agreement or such other documents as the Collateral Agent reasonably deems necessary to grant to the Collateral Agent, for the benefit of the Secured Parties, a security interest in such property and (ii) take all actions reasonably necessary or advisable to grant to the Collateral Agent, for the benefit of the Secured Parties, a perfected (if and to the extent the assets subject to the applicable Security Document can be perfected by the actions required, and to the extent required, by such Security Document) first priority security interest (subject only to the ABL/Term Loan Intercreditor Agreement and Liens permitted hereunder) in such property, including the filing of UCC financing statements in such jurisdictions as may be required by the Security Agreement or by law or as may reasonably be requested by the Collateral Agent. (b) With respect to any Real Property having a fair market value (as determined at the time of acquisition thereof) of at least $25,000,000 acquired in fee after the Closing Date by any Loan Party, no later than 90 days after the acquisition thereof, as may be extended by the Administrative Agent in its reasonable discretion, (i) execute and deliver a Mortgage, in favor of the Collateral Agent, for the benefit of the Secured Parties, covering such interest in Real Property, along with a corresponding UCC fixture filing for filing in the applicable jurisdiction if required by the Collateral Agent, each in form and substance reasonably satisfactory to the Collateral Agent, as may be necessary to create a valid, perfected and subsisting Lien, subject only to the ABL/Term Loan Intercreditor Agreement and Liens permitted under Section 8.02, #4848-1207-1386 112 against such Real Property, (ii) provide the Lenders with a Title Policy and a Survey for each Mortgaged Property, together with such affidavits, certificates, instruments of indemnification, legal opinions, either (a) a “Life-of-Loan” Federal Emergency Management Agency Standard Flood Hazard Determination evidencing that the Mortgaged Property is not in a flood zone or (b) evidence of flood insurance as required by the National Flood Insurance Program as set forth in the Flood Disaster Protection Act of 1973, as amended and in effect, and such other information, documentation (including, but not limited to, appraisals, environmental reports, and to the extent applicable, using commercially reasonable efforts, subordination agreements) and certifications, in each case, as may be reasonably requested by the Administrative Agent). (c) With respect to any new Subsidiary Guarantor created or acquired after the Closing Date (or any Restricted Subsidiary that becomes a Subsidiary Guarantor after the Closing Date), promptly, and in any event within 30 days of such creation or acquisition (or, in the case of any Restricted Subsidiary that becomes a Subsidiary Guarantor, the date that such Restricted Subsidiary becomes a Subsidiary Guarantor) (as such date may be extended from time to time by the Administrative Agent in its sole discretion) (i) execute and deliver to the Collateral Agent such amendments to this Agreement and the Security Agreement as the Collateral Agent deems reasonably necessary or advisable to grant to the Collateral Agent, for the benefit of the Secured Parties, a perfected first priority security interest (subject only to the ABL/Term Loan Intercreditor Agreement and Liens permitted hereunder) in the Capital Stock of such new Subsidiary Guarantor that is owned by any Loan Party, (ii) deliver to the Collateral Agent the certificates representing such Capital Stock (if any), together with undated stock powers, in blank, executed and delivered by a duly Authorized Officer of the relevant Loan Party and (iii) cause such new Subsidiary Guarantor (a) to execute and deliver to the Collateral Agent (w) a Guarantor Joinder Agreement or such comparable documentation requested by the Collateral Agent to become a Subsidiary Guarantor, (x) a joinder agreement to the Security Agreement, substantially in the form annexed thereto, (y) to the extent requested by the Administrative Agent a customary joinder agreement to the ABL/Term Loan Intercreditor Agreement then in effect and (z) to the extent requested by the Administrative Agent a customary joinder agreement to the First Lien/Second Lien Intercreditor Agreement then in effect, (b) to take such actions reasonably necessary or advisable to grant to the Collateral Agent, for the benefit of the Secured Parties, a perfected (if and to the extent the assets subject to the applicable Security Document can be perfected by the actions required, and to the extent required, by such Security Document) first priority security interest (subject only to the ABL/Term Loan Intercreditor Agreement and Liens permitted hereunder) in the Collateral described in the Security Agreement with respect to such new Subsidiary Guarantor, including the filing of UCC financing statements in such jurisdictions as may reasonably be required by the Security Agreement or by law or as may be requested by the Collateral Agent and (c) to deliver to the Collateral Agent (i) a certificate of such Subsidiary Guarantor, substantially in the form of the certificate provided by the Loan Parties on the Closing Date pursuant to Section 6.01(i), with appropriate insertions and attachments and (ii) if reasonably requested by the Collateral Agent, a legal opinion from counsel to such new Subsidiary Guarantor in form and substance reasonably satisfactory to the Collateral Agent. (d) With respect to any new Restricted Subsidiary which is an Excluded Foreign Subsidiary described in clause (i) (but not clause (ii) or (iii)) of the definition of “Excluded Foreign Subsidiary” created or acquired after the Closing Date by any Loan Party, promptly (i) execute and deliver to the Collateral Agent such amendments to the Security Agreement as the Collateral Agent reasonably deems necessary or advisable to grant to the Collateral Agent, for the benefit of the Secured Parties, a perfected first priority security interest (subject only to Liens permitted under Section 8.02) in no more than 65% of the total outstanding voting Capital Stock #4848-1207-1386 113 of any such Excluded Foreign Subsidiary and 100% of the total outstanding non-voting Capital Stock of any such Excluded Foreign Subsidiary and (ii) deliver to the Collateral Agent the certificates (if any) representing such Capital Stock, together with undated stock powers, in blank, executed and delivered by a duly Authorized Officer of the relevant Loan Party. (e) With respect to any new Non-Guarantor Subsidiary created or acquired after the Closing Date by any Loan Party (but excluding any Unrestricted Subsidiary, any Excluded Foreign Subsidiary and any Subsidiary which would be a Subsidiary Guarantor but for clause (vi) in the definition thereof to the extent a pledge of the Capital Stock of such entity is prohibited by its Organizational Documents or requires the consent of any Person (other than Holdings or any of its Restricted Subsidiaries) party thereto which consent has not been obtained), promptly (i) execute and deliver to the Collateral Agent such amendments to this Agreement and the Security Agreement as the Collateral Agent deems necessary or advisable to grant to the Collateral Agent, for the benefit of the Secured Parties, a perfected first priority security interest (subject only to Liens permitted under Section 8.02) in the Capital Stock of such Non-Guarantor Subsidiary that is owned by any Loan Party and (ii) deliver to the Collateral Agent the certificates representing such Capital Stock (if any), together with undated stock powers, in blank, executed and delivered by a duly Authorized Officer of the relevant Loan Party. Notwithstanding anything to the contrary in the foregoing clauses (c) and (d), the Borrower may notify the Administrative Agent at any time that the Borrower desires to join an Excluded Foreign Subsidiary as a Subsidiary Guarantor under this Agreement and the other Loan Documents, and, in any such case, cause such Excluded Foreign Subsidiary to (i) become a Subsidiary Guarantor by executing and delivering to the Collateral Agent a Guarantor Joinder Agreement along with such other documentation as the Collateral Agent deems reasonably appropriate for effecting such joinder, (ii) grant a Lien in favor of the Collateral Agent for the ratable benefit of the Secured Parties on the assets and other personal property of such Excluded Foreign Subsidiary of the same type that constitute Collateral for purposes of the Security Documents (other than with respect to any Excluded Assets of such Excluded Foreign Subsidiary but without giving effect to any provision of the definition of Excluded Assets that would otherwise result in such Excluded Foreign Subsidiary (and its tangible and intangible personal property) constituting an Excluded Asset) and (iii) enter into any such amendments, modifications, or other changes to this Agreement and any other Loan Document reasonably requested by the Collateral Agent in its reasonable discretion in order to address any matters in connection with, or related to, such Excluded Foreign Subsidiary becoming a Subsidiary Guarantor under the Loan Documents. Each of the Lenders hereby authorize the Collateral Agent to enter into any such amendments, modifications, or other changes to this Agreement or any of the other Loan Documents solely to implement the foregoing. (f) Notwithstanding anything herein or in any other Loan Document to the contrary, (i) in no event shall any Loan Party be required to obtain control agreements with respect to deposit or securities accounts and (ii) no actions in any non-U.S. jurisdiction shall be required in order to create any security interests in assets located or titled outside of the U.S. or to perfect any security interests (it being understood that there shall be no security agreements or pledge agreements governed under the laws of any non-U.S. jurisdiction). Section 7.09 Credit Ratings. Use commercially reasonable efforts to maintain at all times a public credit rating by each of S&P and Moody’s in respect of the Term Facility provided for under this Agreement and a public corporate rating by S&P and a public corporate family rating by Moody’s for the Borrower, in each case, with no requirement to maintain any specific minimum rating (it being understood and agreed that “commercially reasonable efforts” shall in any event include the #4848-1207-1386 114 payment by the Borrower of customary rating agency fees and reasonable cooperation with information and data requests by Moody’s and S&P in connection with their ratings process). Section 7.10 Further Assurances. At any time or from time to time upon the request of the Administrative Agent, at the expense of the Borrower but subject to the limitations set forth in the Loan Documents and this Agreement, promptly execute, acknowledge and deliver such further documents and do such other acts and things as the Administrative Agent may reasonably request in order to effect fully the purposes of the Loan Documents. In furtherance and not in limitation of the foregoing, the Loan Parties shall take such actions as the Administrative Agent may reasonably request from time to time (including, without limitation, the execution and delivery of guarantees, security agreements, pledge agreements, mortgages, deeds of trust, stock powers, financing statements and other documents, the filing or recording of any of the foregoing, and the delivery of stock certificates and other Collateral (except as otherwise provided pursuant to the ABL/Term Loan Intercreditor Agreement) with respect to which perfection is obtained by possession, in each case to the extent required by the applicable Loan Documents) to ensure that the Obligations are guaranteed by the Guarantors and are secured by substantially all of the assets (other than those assets specifically excluded by the terms of this Agreement and the other Loan Documents) of such Loan Parties on a first priority basis (subject only to the ABL/Term Loan Intercreditor Agreement and Liens permitted under Section 8.02). Section 7.11 Designation of Unrestricted Subsidiaries. The board of directors of Holdings may, at any time after the Closing Date, designate any Restricted Subsidiary of the Borrower as an Unrestricted Subsidiary or any Unrestricted Subsidiary as a Restricted Subsidiary (a “Subsidiary Designation”); provided that (i) immediately before and after such designation, no Event of Default shall have occurred and be continuing, (ii) no Restricted Subsidiary may be designated as an Unrestricted Subsidiary if it is a “restricted subsidiary” immediately after giving effect to any such designation hereunder for purposes of any documentation governing Indebtedness permitted under Section 8.01(b), (c) or Permitted Incremental Equivalent Debt, (iii) in the case of a designation of a Restricted Subsidiary as an Unrestricted Subsidiary, such Subsidiary to be so designated shall satisfy all of the requirements of an “Unrestricted Subsidiary” as set forth in the definition thereof, (iv) in the case of a designation of an Unrestricted Subsidiary as a Restricted Subsidiary, on the date of such designation, all representations and warranties herein and in the other Loan Documents shall be true and correct in all material respects (without duplication of any “materiality” qualifiers set forth therein) with the same effect as though such representations and warranties had been made on and as of the date of such designation (both before and after giving effect thereto), unless stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date and (v) the status of any such Subsidiary as a Restricted Subsidiary or an Unrestricted Subsidiary shall at all times be the same under this Agreement, the Second Lien Loan Documents and the ABL Facility Documents. The designation of any Restricted Subsidiary as an Unrestricted Subsidiary after the Closing Date shall constitute an Investment (in a non-Subsidiary) by the applicable Loan Party and their respective Restricted Subsidiaries therein at the date of designation in an amount equal to the fair market value of all outstanding Investments owned by the Borrower and its Restricted Subsidiaries in the respective Subsidiary at the time that such Subsidiary is designated an Unrestricted Subsidiary and such designation shall be permitted only to the extent such Investment is permitted under Section 8.06 on the date of such designation. The designation of any Unrestricted Subsidiary as a Restricted Subsidiary shall constitute (x) the incurrence at the time of designation of any Investment, Indebtedness or Liens of such Subsidiary existing at such time, and (y) a return on any Investment by the applicable Loan Party in Unrestricted Subsidiaries pursuant to the preceding sentence in an amount equal to the fair market value at the date of such designation of such Loan Party’s Investment in such Subsidiary and such designation shall be permitted only to the extent such Investment is permitted under Sections 8.01, 8.02 and 8.06 on the date of such designation. Notwithstanding the foregoing, neither the Borrower nor Holdings shall be permitted to be an Unrestricted Subsidiary. Any Subsidiary Designation by the board of directors of #4848-1207-1386 115

Holdings shall be evidenced to the Administrative Agent by promptly filing with the Administrative Agent a copy of the resolution of the board of directors of Holdings giving effect to such designation and a certificate of an Authorized Officer of the Borrower certifying that such designation complied with the foregoing provisions, and containing the calculations of compliance (in reasonable detail) with preceding clause (ii). Section 7.12 Use of Proceeds. The Borrower shall use the proceeds of the Loans only as provided in Section 5.12 and Section 5.21. Section 7.13 Compliance with Environmental Law. (a) Holdings will comply, and will cause each of its Restricted Subsidiaries to comply, with all Environmental Laws and permits issued under Environmental Laws applicable to, or required by, the ownership, lease or use of its Real Property now or hereafter owned, leased or operated by Holdings or any of its Restricted Subsidiaries and will promptly pay or cause to be paid all costs and expenses incurred in connection with such compliance, except for such noncompliance or failure to pay as could not, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Neither Holdings nor any of its Restricted Subsidiaries will produce, process, manufacture, generate, use, treat, store, Release or dispose of, or permit the production, processing, manufacture, generation, use, treatment, storage, Release or disposal of Materials of Environmental Concern on any Real Property now or hereafter owned, leased or operated by Holdings or any of its Restricted Subsidiaries, or transport of Materials of Environmental Concern to or from any such Real Property, except for such generation, use, treatment, storage, Release, disposal, or transport as could not reasonably be expected to have a Material Adverse Effect. (b) (i) After the receipt by the Administrative Agent or any Lender of any notice of the type described in Section 7.07(f), (ii) after 30 days have passed since receipt of written notice from the Administrative Agent or any Lender that the Administrative Agent or any Lender reasonably believes that Holdings or any of its Restricted Subsidiaries are not in compliance with Section 7.13(a) and such non-compliance has not been corrected, or (iii) in the event that the Administrative Agent or the Lenders have exercised any of the remedies pursuant to Article X, Holdings will (in each case) provide, at the sole expense of the Borrower and at the written request of the Administrative Agent, a Phase I environmental site assessment report concerning any such related Mortgaged Property, prepared by an environmental consulting firm reasonably approved by the Administrative Agent indicating, where relevant, the presence or absence of Materials of Environmental Concern and the likely cost of any removal or remedial action in connection with such Materials of Environmental Concern on such Mortgaged Property. If the Borrower fails to provide the same within 45 days after such request was made, the Administrative Agent may order the same, the cost of which shall be borne by the Borrower, and the Borrower shall grant to the Administrative Agent and the Lenders and their respective agents reasonable access to such related Mortgaged Property to undertake such an assessment at any reasonable time upon reasonable written notice to Holdings, all at the sole expense of the Borrower. Section 7.14 Post-Closing Deliveries. The Borrower hereby agrees to deliver to Administrative Agent, in form and substance reasonably satisfactory to Administrative Agent, the items described on Schedule 7.14 hereof on or before the dates specified with respect to such items, or such later dates as may be agreed to by the Administrative Agent in its sole discretion. All representations and warranties contained in this Agreement and the other Loan Documents shall be deemed modified to the extent necessary to effect the foregoing (and to permit the taking of the actions described above within #4848-1207-1386 116 the time periods required above and in Schedule 7.14, rather than as elsewhere provided in the Loan Documents), provided that (x) to the extent any representation and warranty would not be true because the foregoing actions were not taken on the Closing Date, the respective representation and warranty shall be required to be true and correct in all material respects at the time the respective action is taken (or was required to be taken) in accordance with the foregoing provisions of this Section 7.14 (and Schedule 7.14) and (y) all representations and warranties relating to the Security Documents shall be required to be true in all material respects immediately after the actions required to be taken by this Section 7.14 (and Schedule 7.14) have been taken (or were required to be taken). Section 7.15 Lender Calls. Upon request of the Administrative Agent, hold up to one telephonic meeting via conference call per fiscal year to review the Company’s consolidated financial results and financial condition, the first to occur within 20 Business Days of each Excess Cash Flow Application Date (including, for the avoidance of doubt, the Excess Cash Flow Application Date that would occur in 2019 if a prepayment were to be required under Section 4.02(b) for the fiscal year ending December 31, 2018) (or such later date as may be agreed by the Administrative Agent). ARTICLE VIII NEGATIVE COVENANTS Holdings and the Borrower hereby jointly and severally agree that, until the payment in full of the Obligations, each of Holdings and the Borrower shall not, and shall not permit any of their respective Restricted Subsidiaries to, directly or indirectly: Section 8.01 Indebtedness. Incur any Indebtedness, except: (a) Indebtedness pursuant to any Loan Document (including any Credit Agreement Refinancing Indebtedness Incurred pursuant to a Refinancing Amendment); (b) Indebtedness in respect of (i) the Second Lien Loan Documents and any Second Lien Permitted Incremental Equivalent Debt in an aggregate principal amount not to exceed the sum of (1) $115,000,000 and (2) 115% of the maximum aggregate principal amount of Incremental Term Loans (as defined in the Second Lien Credit Agreement as in effect on the date hereof) permitted to be incurred under the Second Lien Credit Agreement as in effect on the date hereof, plus any amounts of interest, fees, expenses and indemnification obligations related to the foregoing or, in each case, any Permitted Refinancing thereof, and (ii) the ABL Facility Documents in an aggregate principal amount not to exceed $100,000,000 (or such lesser amount as is permitted under the “borrowing base” (or equivalent term) provisions of the ABL Facility Documents), under the ABL Facility Documents, plus any Bank Product Obligations (as defined in the ABL Facility) and Cash Management Obligations (as defined in the ABL Facility), plus, any amounts of interest, fees, expenses and indemnification obligations related to the foregoing or, in each case, any Permitted Refinancing thereof; (c) (I) Indebtedness in the form of one or more series of senior unsecured notes, senior secured first lien notes, junior lien notes or subordinated notes, provided that (i) in the case of secured Indebtedness, such Indebtedness shall only be secured (a) (x) on a pari passu basis by Collateral securing the Obligations or (y) on a junior lien basis by Collateral securing the Obligations and (b) by Liens on the Collateral that are substantially the same, or more narrow in scope, as the Liens in Security Documents (with such differences as are reasonably satisfactory to the Administrative Agent), (ii) at the time of such Incurrence, such Indebtedness does not have a final stated maturity (or require scheduled commitment reductions or amortization except nominal amortization in the amount of no greater than one percent per #4848-1207-1386 117 annum of the original stated principal amount of such Indebtedness on the date of Incurrence thereof) prior to the Latest Maturity Date then in effect, (iii) at the time of such Incurrence, such Indebtedness has a Weighted Average Life to Maturity equal to or longer than the Weighted Average Life to Maturity of the Tranche of Loans with the longest Weighted Average Life to Maturity then in effect (excluding the effects of nominal amortization in the amount of no greater than one percent per annum of the original stated principal amount of such Indebtedness on the date of Incurrence thereof), (iv) in the case of unsecured Indebtedness, such Indebtedness is not secured by any Lien on any property or assets of Holdings or any of its Subsidiaries, (v) such Indebtedness is in an original aggregate principal amount not greater than the aggregate principal amount of the Indebtedness refinanced pursuant to clause (ix) below, plus premiums and accrued and unpaid interest, fees and expenses in respect thereof plus other reasonable costs, fees and expenses (including upfront fees and original issue discount) incurred in connection with such Indebtedness, (vi) such Indebtedness is not guaranteed by any Persons other than the Subsidiary Guarantors and is not secured by any assets that do not constitute Collateral, (vii) such Indebtedness does not provide for any mandatory repayment, mandatory redemption, mandatory offer to purchase or sinking fund obligation (other than related to customary asset sale and change of control offers) prior to the Latest Maturity Date at the time of Incurrence, other than to the extent such prepayment, repurchase or redemption or offer is accompanied by the prepayment of a pro rata portion of the outstanding principal of the Term Loans, (viii) such Indebtedness has such pricing, interest, fees, premiums and optional prepayment terms as may be agreed by the Borrower and the holders of such Indebtedness, and the other terms and conditions of such Indebtedness (excluding pricing, fees and optional prepayment or redemption terms) are substantially identical to, or (taken as a whole) no more favorable (as reasonably determined by the Borrower) to the holders of such Indebtedness than those applicable to the Indebtedness refinanced pursuant to clause (ix) below (other than covenants and other provisions applicable only to periods after the then-applicable Latest Maturity Date of the Indebtedness refinanced pursuant to clause (ix) below), and (ix) the Net Cash Proceeds of such Indebtedness are used to repay the Loans or shall be issued in exchange for Loans as directed by the Borrower so long as that any Loans that are so exchanged shall be immediately cancelled and (II) any Permitted Refinancing of Indebtedness previously Incurred under, and in accordance with the requirements of, this clause (c); provided that, with respect to any Indebtedness Incurred under this clause (c) which is secured by any Collateral securing the Obligations, the holders of such Indebtedness or a Representative acting on behalf of the holders of such Indebtedness shall have become party to the ABL/Term Loan Intercreditor Agreement, the First Lien/Second Lien Intercreditor Agreement and/or an Other Intercreditor Agreement (or any Intercreditor Agreement shall have been amended or replaced in a manner reasonably acceptable to the Administrative Agent, which results in such applicable Representative having rights to share in the Collateral on a pari passu basis or a junior lien basis, as the case may be); (d) [reserved]; (e) (I) Indebtedness (including, without limitation, Capital Lease Obligations) secured by Liens permitted by Section 8.02(j); provided that, immediately after giving effect to any Incurrence of Indebtedness under this clause (e)(I), the aggregate principal amount of Indebtedness outstanding under this clause (e) shall not exceed the greater of $34,500,000 and 30% of Consolidated EBITDA on a Pro For a Basis for the most recently completed Measurement Period at such time and (II) any Permitted Refinancing of Indebtedness previously Incurred under, and in accordance with the requirements of, this clause (e); (f) Indebtedness of (w) Holdings to another Loan Party for the purposes of making the payments set forth in Sections 8.05 and 8.08 (x) the Borrower or any other Loan Party to any #4848-1207-1386 118

Subsidiary of the Borrower, (y) any Restricted Subsidiary of the Borrower to the Borrower or any other Subsidiary thereof, provided that the aggregate principal amount of Indebtedness owed by any Restricted Subsidiary that is a Non-Guarantor Subsidiary or Excluded Foreign Subsidiary to the Borrower or any other Loan Party shall not exceed at any time outstanding the amount permitted to be invested in Restricted Subsidiaries that are Non-Guarantor Subsidiaries or Excluded Foreign Subsidiaries pursuant to clauses (d), (q), (w), (x) and (y) of Section 8.06, and (z) any Restricted Subsidiary that is a Non-Guarantor Subsidiary or Excluded Foreign Subsidiary to any other Restricted Subsidiary that is a Non-Guarantor Subsidiary, Excluded Foreign Subsidiary or any Unrestricted Subsidiary, provided further that (i) any such Indebtedness owed to a Loan Party pursuant to this clause (f) shall be evidenced by an Intercompany Note and shall be (subject to the terms of the ABL/Intercreditor Agreement and the First Lien/Second Lien Intercreditor Agreement) pledged pursuant to the Security Agreement and (ii) any such Indebtedness of a Loan Party pursuant to this clause (f) shall be subordinated to the Obligations on the terms of the Intercompany Note; (g) (I) Indebtedness of Foreign Subsidiaries that are Restricted Subsidiaries; provided, that, immediately after giving effect to any Incurrence of Indebtedness under this clause (g)(I), the aggregate principal amount of Indebtedness outstanding under this clause (g)(I) shall not exceed the greater of $28,750,000 and 25% of Consolidated EBITDA on a Pro Forma Basis for the most recently completed Measurement Period at such time; and (II) any Permitted Refinancing of Indebtedness previously Incurred under, and in accordance with the requirements of, this clause (g); (h) Indebtedness consisting of Guarantee Obligations by Holdings, the Borrower or any Guarantor of Indebtedness otherwise permitted to be Incurred by a Loan Party under this Section 8.01 (other than Section 8.01(p), (s) or (w)); (i) (I) Indebtedness outstanding on the Closing Date and listed on Schedule 8.01(i) (as reduced by any repayments of principal thereof other than with the proceeds of a Permitted Refinancing) and (II) any Permitted Refinancing of Indebtedness previously Incurred under, and in accordance with the requirements of, this clause (i); (j) Indebtedness in respect of Swap Agreements entered into to hedge or mitigate risks to which Holdings or any Restricted Subsidiary has exposure and not for speculative purposes; (k) Indebtedness owed to any Person providing workers’ compensation, health, disability or other employee benefits or property, casualty or liability insurance or similar obligations, pursuant to reimbursement or indemnification obligations to such Person, in each case incurred in the ordinary course of business; (l) Indebtedness in respect of performance bonds, bid bonds, appeal bonds, surety bonds, performance and completion guarantees, import and export custom and duty guarantees and similar obligations, or obligations in respect of letters of credit or bank acceptances or similar instruments related thereto, in each case provided in the ordinary course of business; (m) Indebtedness of Holdings and its Restricted Subsidiaries consisting of obligations under deferred compensation, purchase price, Earn-Outs or other similar arrangements incurred by such Person in connection with (i) the Transactions, (ii) Permitted #4848-1207-1386 119

Acquisitions or any other Investments permitted hereunder and (iii) in the ordinary course of business; (n) Cash Management Obligations and Guarantee Obligations in respect thereof, Indebtedness in respect of employee credit card programs and purchasing card programs in the ordinary course of business, and other Indebtedness in respect of netting services, automatic clearinghouse arrangements, overdraft protections and similar arrangements in each case in connection with deposit accounts, in the ordinary course of business; (o) Indebtedness consisting of (x) the financing of insurance premiums or (y) take-or-pay obligations contained in supply arrangements, in each case, in the ordinary course of business; (p) (I) Indebtedness assumed in connection with Permitted Acquisitions or another Investment permitted hereunder and Indebtedness secured by assets purchased by a Loan Party or Restricted Subsidiary in a Permitted Acquisition or pursuant to another Investment permitted by Section 8.06 that is assumed by such Loan Party or such Restricted Subsidiary; provided that (i) such Indebtedness is not incurred to finance or in contemplation of any such acquisition, (ii) no Event of Default has occurred and is continuing or would immediately thereafter result after giving effect to the assumption of such Indebtedness; provided, however, that to the extent the relevant acquisition constitutes a Limited Condition Acquisition, the only condition with respect to absence of an Event of Default shall be the absence of an Event of Default at the time such acquisition agreement is entered into, (iii) such Indebtedness, if secured, shall not be secured by any assets other than the assets acquired by Borrower or a Restricted Subsidiary in such Permitted Acquisition or other permitted Investment, (iv) such Indebtedness shall not be guaranteed by any Loan Parties (other than a Person acquired in such Permitted Acquisition or other permitted Investment or any other Person who merges with or that acquires the assets of such Person in connection with such Permitted Acquisition or other permitted Investment) and (v) either (x) the Total Net Leverage Ratio, on a Pro Forma Basis, shall not exceed 5.50:1.00 immediately after giving effect to the assumption of such Indebtedness or (y) the aggregate principal amount of such Indebtedness, together with any other outstanding Indebtedness incurred pursuant to this clause (p) shall not exceed the greater of $30,000,000 and 25% of Consolidated EBITDA on a Pro Forma Basis for the most recently completed Measurement Period at any time outstanding and (II) any Permitted Refinancing of Indebtedness previously Incurred under, and in accordance with the requirements of, this clause (p); (q) Indebtedness constituting customary indemnification obligations in connection with sales, dispositions and Permitted Acquisitions and other Investments permitted under this Agreement; (r) (i) unsecured Contribution Indebtedness, provided that immediately before and after giving effect thereto, no Event of Default shall have occurred and be continuing and (ii) any Permitted Refinancing of Indebtedness previously Incurred under, and in accordance with the requirements of, this clause (r); (s) guarantees by Holdings, the Borrower or any of its Restricted Subsidiaries in the ordinary course of business of the obligations of suppliers, customers and licensees of the Borrower and its Restricted Subsidiaries; #4848-1207-1386 120

(t) Indebtedness to the extent constituting Attributable Debt arising in Sale Leaseback Transactions or any industrial revenue bond issued to finance or refinance Indebtedness secured by any Real Property; (u) Indebtedness arising from the honoring by a bank or other financial institution of a check, draft or similar instrument drawn against insufficient funds in ordinary course of business; provided, that such Indebtedness is extinguished within five Business Days of its Incurrence; (v) additional Indebtedness of Holdings and its Subsidiaries; provided that, immediately after giving effect to any Incurrence of Indebtedness under this clause (v), the sum of the aggregate principal amount of Indebtedness outstanding under this clause (v) shall not exceed, the greater of $52,000,000 and 45% of Consolidated EBITDA on a Pro Forma Basis for the most recently completed Measurement Period; (w) to the extent constituting Indebtedness, judgments, decrees, attachments or awards not constituting an Event of Default under Section 10.01(h); (x) Indebtedness representing Taxes that are not overdue by more than sixty (60) days or are being contested in compliance with Section 7.03; (y) Indebtedness consisting of unsecured promissory notes issued by Holdings to current or former officers, managers, consultants, directors and employees, their respective estates, spouses or former spouses to finance the purchase or redemption of Capital Stock of Holdings permitted by Section 8.05; (z) Indebtedness constituting Permitted Incremental Equivalent Debt and any Permitted Refinancing incurred, issued or otherwise obtained to refinance (in whole or in part) such Indebtedness (and any Permitted Refinancing in respect thereof); and (aa) to the extent constituting Indebtedness, Indebtedness due to the Sponsor on the account of the accrual of Advisory Fees and/or other fees and amounts under the Advisory Agreement or otherwise, in each case, deferred or not permitted to be paid pursuant to Section 8.05. The accrual of interest, the accretion of accreted value, the payment of interest in the form of additional Indebtedness, the payment of dividends on Disqualified Capital Stock in the form of additional shares of Disqualified Capital Stock, accretion or amortization of original issue discount or liquidation preference and increases in the amount of Indebtedness outstanding solely as a result of fluctuations in the exchange rate of currencies will not be deemed to be an incurrence of Indebtedness for purposes of this Section 8.01. The principal amount of any non-interest bearing Indebtedness or other discount security constituting Indebtedness at any date shall be the principal amount thereof that would be shown on a consolidated balance sheet of the Borrower dated such date prepared in accordance with GAAP. For the avoidance of doubt, if any Indebtedness is incurred under a basket set forth above that is subject to a cap based on a dollar amount and/or a percentage of Consolidated EBITDA and is subsequently subject to a Permitted Refinancing, then such Indebtedness shall continue to be deemed to utilize such basket in an amount equal to the outstanding principal amount of such Indebtedness immediately prior to such Permitted Refinancing. #4848-1207-1386 121

Section 8.02 Liens. Create, Incur, assume or suffer to exist any Lien upon or with respect to any property or assets (real or personal, tangible or intangible), whether now owned or hereafter acquired, except: (a) Liens on the Collateral securing Indebtedness of the Loan Parties Incurred pursuant to Section 8.01(c), so long as the holders of such Indebtedness and their Representatives are at all times subject to each applicable Intercreditor Agreement required to be entered into pursuant to Section 8.01(c) and, if applicable, the definition of “Permitted Refinancing”; (b) Liens, whether or not securing Indebtedness, in an amount not to exceed the greater of $52,000,000 and 45% of Consolidated EBITDA on a Pro Forma Basis for the most recently completed Measurement Period; (c) Liens on cash or Cash Equivalents securing obligations under Swap Agreements permitted hereunder; (d) Liens for taxes that are (i) for amounts that are past due in an aggregate amount not to exceed $20,000,000, (ii) not overdue by more than 30 days or (iii) being contested in good faith by appropriate proceedings; provided that adequate reserves with respect thereto are maintained on the books of Holdings, the Borrower or the applicable Restricted Subsidiary, as the case may be, in conformity with GAAP (or, for Foreign Subsidiaries that are Restricted Subsidiaries, in conformity with generally accepted accounting principles that are applicable in their respective jurisdiction of organization); (e) carriers’, warehousemen’s, landlord’s, mechanics’, materialmen’s, repairmen’s, suppliers’, construction contractors’ and sub-contractors’ or other like Liens arising in the ordinary course of business that are not yet overdue for a period of more than 60 days or that are being contested in good faith by appropriate proceedings so long as adequate reserves with respect thereto have been made therefor; (f) pledges or deposits in the ordinary course of business (i) in connection with workers’ compensation, unemployment insurance and other social security legislation or (ii) securing liability for reimbursement or indemnification obligations of insurance carriers providing property, casualty or liability insurance to Holdings, the Borrower or any Restricted Subsidiary; (g) (i) deposits to secure or relating to the performance of bids, trade contracts (other than Indebtedness for borrowed money), government contracts, leases, utilities, statutory obligations, surety, stay, customs and appeal bonds, performance bonds and other obligations of a like nature (including, without limitation, those to secure health and safety obligations) incurred in the ordinary course of business and (ii) Liens securing the financing of insurance premiums with respect thereto incurred in the ordinary course of business; (h) easements, covenants, conditions, rights-of-way, restrictions (including zoning restrictions), building code and land use laws, encroachments, protrusions, matters of title listed as exceptions on Schedule B of the Title Policy and other similar encumbrances on real property that do not secure any Indebtedness for borrowed money and do not materially detract from the use or value of the affected real property or materially interfere with the ordinary conduct of business of the Borrower and its Restricted Subsidiaries taken as a whole, and such other minor #4848-1207-1386 122 title defects or survey matters that are disclosed by current surveys that, in each case, do not materially and adversely interfere with the current use of such real property; (i) Liens (i) in existence on the Closing Date listed on Schedule 8.02(i) and (ii) securing any Permitted Refinancing of Indebtedness secured by Liens referenced on Schedule 8.02(i); (j) Liens securing Indebtedness of Holdings and its Restricted Subsidiaries incurred pursuant to Section 8.01(e) to finance the acquisition of fixed or capital assets (including, without limitation, the acquisition, construction or improvement of Real Property owned by a Loan Party) or Indebtedness Incurred pursuant to Section 8.01(e)(II); provided that (i) such Liens shall be created within 365 days following the acquisition of such fixed or capital assets or such Permitted Refinancing, (ii) such Liens do not at any time encumber any property of the Loan Parties other than the property financed by such Indebtedness and accessions thereto and (iii) in the case of any Indebtedness Incurred pursuant to Section 8.01(e)(II), the amount of Indebtedness secured thereby is not increased (except by an amount equal to accrued interest, a reasonable premium or other reasonable amount paid in connection with such Permitted Refinancing, as applicable, and fees and expenses reasonably incurred in connection therewith); (k) Liens created pursuant to any Loan Document; (l) any interest or title of a lessor or sublessor under any lease or sublease or secured by a lessor’s or sublessor’s interests under leases or subleases; (m) Liens (i) in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods in the ordinary course of business or (ii) on specific items of inventory or other goods or assets and proceeds of any Person securing such Person’s obligations in respect of bankers’ acceptances or letters of credit issued or created for the account of such Person to facilitate the purchase, shipment or storage of such inventory or other goods or assets in the ordinary course of business; (n) Liens on property of any Restricted Subsidiary that is a Non-Guarantor Subsidiary, which Liens secure Indebtedness or other obligations of the applicable Restricted Subsidiary not prohibited under this Agreement (other than Indebtedness of any Loan Party); (o) Liens in respect of the exclusive and non-exclusive licensing of patents, copyrights, trademarks and other Intellectual Property rights in the ordinary course of business; (p) Liens arising out of Sale Leaseback Transactions; provided that such Liens do not at any time encumber any property other than the property financed by such Indebtedness or other obligations and accessions thereto; (q) Liens arising from precautionary UCC financing statements or similar filings made in respect of operating leases entered into by the Borrower and its Restricted Subsidiaries or, to the extent permitted under the Loan Documents, the consignment of goods to the Borrower or its Restricted Subsidiaries; (r) ground leases in respect of real property on which facilities owned or leased by the Borrower and its Restricted Subsidiaries are located; #4848-1207-1386 123

(s) licenses, sublicenses, leases or subleases with respect to any assets granted to third Persons in the ordinary course of business; provided that the same do not in any material respect interfere with the business of the Borrower and its Restricted Subsidiaries taken as a whole; (t) Liens in respect of judgments or decrees that do not constitute an Event of Default under Section 10.01(h); (u) bankers’ Liens, rights of setoff and similar Liens existing solely with respect to cash and Cash Equivalents on deposit in one or more deposit, securities, investment or similar accounts, in each case granted in the ordinary course of business in favor of the bank or banks where such accounts are maintained, securing amounts owing to such bank with respect to cash management or other account arrangements, including those involving pooled accounts and netting arrangements or sweep accounts of the Borrower and its Restricted Subsidiaries to permit satisfaction of overdraft or similar obligations incurred in the ordinary course of business of the Borrower and its Restricted Subsidiaries; provided that in no case shall any such Liens secure (either directly or indirectly) the repayment of any Indebtedness; (v) Liens solely on any cash earnest money deposits made in connection with any letter of intent or purchase agreement in connection with an Investment permitted hereunder; (w) (i) Liens arising out of conditional sale, title retention, consignment or similar arrangements for sale of goods entered into in the ordinary course of business or Liens arising by operation of law under Article 2 of the New York UCC and (ii) rights of setoff against credit balances of Holdings or any of its Subsidiaries with credit card issuers or credit card processors to Holdings or any of its Subsidiaries in the ordinary course of business; (x) Liens and other matters of record shown as exceptions on Schedule B of any Title Policy delivered pursuant to this Agreement; (y) Liens on Capital Stock of Unrestricted Subsidiaries; (z) Liens arising in connection with (i) zoning, building, entitlement and other land use regulations by Governmental Authorities with which the normal operation of the business complies, and (ii) any zoning or similar law or right reserved to or vested in any Governmental Authority to control or regulate the use of any real property that does not materially interfere with the ordinary conduct of the business of Holdings and its Restricted Subsidiaries, taken as a whole; (aa) Liens on property or assets acquired pursuant to a Permitted Acquisition or an Investment permitted hereunder, or on property or assets of a Restricted Subsidiary of the Borrower in existence at the time such Restricted Subsidiary or property is acquired pursuant to a Permitted Acquisition or Investment, provided that (x) any Indebtedness that is secured by such Liens is permitted hereunder and (y) such Liens are not incurred in connection with, or in contemplation or anticipation of, such Permitted Acquisition or such Investment permitted hereunder and do not attach to any property or assets of Holdings or any other property or assets of the Borrower or any of its Restricted Subsidiaries other than the property and assets subject to such Liens at the time of such Permitted Acquisition or Investment (and the proceeds and products thereof and accessions thereto and after-acquired property subject to a Lien securing Indebtedness and other obligations incurred prior to such time and which Indebtedness and other obligations are permitted hereunder that require, pursuant to their terms at such time, a pledge of #4848-1207-1386 124 after-acquired property, it being understood that such requirement shall not be permitted to apply to any property to which such requirement would not have applied but for such acquisition or Investment), together with any extensions, renewals and replacements of the foregoing, so long as the Indebtedness secured by such Liens is permitted hereunder and such extension, renewal or replacement does not encumber any assets or properties of Holdings or additional assets or properties of the Borrower or any of its Restricted Subsidiaries (other than the proceeds or products or accessions of the assets subject to such Lien and after-acquired property subject to a Lien securing Indebtedness and other obligations incurred prior to such time and which Indebtedness and other obligations are permitted hereunder that require, pursuant to their terms at such time, a pledge of after-acquired property, it being understood that such requirement shall not be permitted to apply to any property to which such requirement would not have applied but for such acquisition or Investment); (bb) possessory Liens in favor of brokers and dealers arising in connection with the acquisition or disposition of Investments owned as of the Closing Date and Investments permitted by Section 8.06, provided that such Liens (i) attach only to such Investments and (ii) secure only obligations incurred in the ordinary course and arising in connection with the acquisition or disposition of such Investments and not any obligation in connection with margin financing; (cc) Liens deemed to exist in connection with investments in repurchase agreements meeting the requirements of Cash Equivalents; (dd) Liens on amounts deposited as “security deposits” (or their equivalent) in the ordinary course of business in connection with actions or transactions not prohibited by this Agreement; (ee) Liens arising by operation of law under Article 4 of the UCC in connection with collection of items provided for therein; (ff) Liens on any amounts held by a trustee in the funds and accounts under an indenture securing any industrial revenue bonds issued for the benefit of a Loan Party or any Restricted Subsidiary to the extent such Indebtedness is permitted under Section 8.01(t); (gg) (i) Liens on Collateral created pursuant to the Second Lien Loan Documents securing Indebtedness Incurred pursuant to Section 8.01(b)(i), in favor of the Second Lien Collateral Agent, so long as same is at all times subject to the ABL/Term Loan Intercreditor Agreement and the First Lien/Second Lien Intercreditor Agreement, and (ii) Liens on Collateral created pursuant to the ABL Facility Documents, securing Indebtedness incurred pursuant to Section 8.01(b)(ii), in favor of the ABL Agent, so long as same is at all times subject to the ABL/Term Loan Intercreditor Agreement; and (hh) Liens securing any Permitted Incremental Equivalent Debt, so long as the same is at all times subject to any intercreditor agreement required by the definition of Permitted Incremental Equivalent Debt. The expansion of Liens by virtue of accrual of interest, the accretion of accreted value, the payment of interest or dividends in the form of additional Indebtedness, amortization of original issue discount and increases in the amount of Indebtedness outstanding solely as a result of #4848-1207-1386 125 fluctuations in the exchange rate of currencies will not be deemed to be an incurrence of Liens for purposes of this Section 8.02. Section 8.03 Fundamental Changes. Enter into any merger, consolidation or amalgamation, or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution), except that: (a) (i) any Subsidiary of the Borrower may be merged or consolidated with or into the Borrower (provided that the Borrower shall be the continuing or surviving entity unless such merger or consolidation would otherwise be permitted pursuant to the proviso in clause (c) below) or with or into any Subsidiary Guarantor (provided that a Subsidiary Guarantor shall be the continuing or surviving entity unless such merger or consolidation would otherwise be permitted pursuant to the proviso in clause (c) below) and (ii) any Subsidiary that is not a Loan Party may be merged or consolidated with or into another Restricted Subsidiary that is not a Loan Party and, in each case, in the case of any Unrestricted Subsidiary, subject to redesignation rules; (b) (x) Borrower or any Subsidiary Guarantor may Dispose of any or all of its assets (i) to (in the case of a Subsidiary Guarantor) the Borrower or (in the case of Borrower or any other Subsidiary Guarantor) any Subsidiary Guarantor (upon voluntary liquidation, dissolution or otherwise) or (ii) pursuant to a Disposition permitted by Section 8.04 and (y) any Restricted Subsidiary of the Borrower that is not a Subsidiary Guarantor may Dispose of any or all of its assets to (i) the Borrower, any Subsidiary Guarantor or any Restricted Subsidiary and/or direct or indirect joint venture of the Borrower (upon voluntary liquidation, dissolution or otherwise) or (ii) pursuant to a Disposition permitted by Section 8.04; provided, that notwithstanding the foregoing, the Borrower shall not be permitted to Dispose its assets pursuant to this Section 8.03(b)(x)(i) unless such Disposition would be permitted pursuant to the proviso in clause (c) below; (c) any Investment by the Borrower and its Restricted Subsidiaries permitted by Section 8.06 may be structured as a merger, consolidation or amalgamation provided that (i) the Lien on and security interest in such property granted or to be granted in favor of Administrative Agent under the Security Documents shall be maintained or created in accordance with the provisions of Section 7.08 and 7.10, (ii) in the case of any merger or involving the Borrower, (x) the surviving person shall expressly assume the obligations of the Borrower under the Loan Documents pursuant to a supplement in form reasonably acceptable to the Administrative Agent (including with respect to satisfaction of customary Patriot Act requirements), (y) each other Loan Party shall have confirmed its Guarantee of such surviving Person’s Obligations hereunder and the Liens that secure such Guarantee and (z) Holdings shall have delivered to Administrative Agent an officer’s certificate and an opinion of counsel, each stating that such merger or consolidation and such supplement to this Agreement or any Security Document preserves with respect to the Borrower the enforceability of this Agreement, the Guarantee and the Security Documents and the perfection of the Liens under the Security Documents (subject to customary assumptions, qualifications and exceptions); provided that, in the case of this clause (ii), (A) such merger or consolidation shall not result in the Borrower (or the successor to the Borrower as a result of such merger or consolidation) ceasing to be a domestic wholly-owned Subsidiary of Holdings and (B) the Organizational Documents of the surviving person shall be substantially similar to those of the Borrower as in effect prior to such merger or consolidation with such changes as are not adverse in any material respect to the interests of the Lenders and (iii) if a Restricted Subsidiary that is not a Loan Party is a party to such merger, consolidation or #4848-1207-1386 126 amalgamation (and the Borrower is not a party thereto), a Restricted Subsidiary shall be the continuing or surviving Person thereof; (d) any Restricted Subsidiary of the Borrower may liquidate or dissolve or change its legal form if the Borrower determines in good faith that such liquidation or dissolution or change in legal form is in the best interests of the Borrower and is not adverse to the Lenders in any material respect; provided that (i) if a Subsidiary Guarantor liquidates or dissolves in accordance with this Section 8.03(d), all or substantially all of its assets shall be transferred to, or otherwise assumed by, the Borrower or another Subsidiary Guarantor, (ii) if a Restricted Subsidiary that is not a Subsidiary Guarantor liquidates or dissolves in accordance with this Section 8.03(d), all or substantially all of its assets shall be transferred to, or otherwise assumed by, the Borrower or a Restricted Subsidiary of the Borrower and (iii) in the case of a liquidation or dissolution of a Subsidiary Guarantor, no Event of Default shall have occurred and be continuing at such time; (e) any merger, dissolution or liquidation not involving the Borrower or Holdings may be effected for the purposes of effecting a Disposition permitted by Section 8.04; (f) in connection with a Permitted Acquisition, any Loan Party or any Restricted Subsidiary of a Loan Party may merge with or into or consolidate with any other Person or permit any other Person to merge with or into or consolidate with it; provided that in the case of any such merger or consolidation to which any Loan Party is a party, such Loan Party is the surviving Person unless such merger or consolidation would otherwise be permitted pursuant to the proviso in clause (a) above; (g) the merger or consolidation of Holdings or any of its Restricted Subsidiaries for the sole purpose, and with the sole material effect, of changing its state of organization within the United States (or, in the case of a Foreign Subsidiary, outside the United States if such entity’s jurisdiction was outside the United States); provided, however, that (i) in the case of any merger or consolidation involving the Borrower or a Subsidiary Guarantor, the Borrower or a Subsidiary Guarantor shall be the surviving Person and (ii) in the case of any merger, consolidation or amalgamation involving any other Loan Party, a Loan Party shall be the surviving corporation; and (h) any Foreign Subsidiary or Immaterial Subsidiary that is not a Loan Party may merge into any joint venture, Foreign Subsidiary or Immaterial Subsidiary that is not a Loan Party. Section 8.04 Disposition of Property. Dispose of any of its property, whether now owned or hereafter acquired, or, in the case of any Restricted Subsidiary of Holdings, issue or sell any shares of such Restricted Subsidiary’s Capital Stock to any Person, except: (a) the Disposition of obsolete, surplus, uneconomical, worn out or damaged property in the ordinary course of business and Dispositions in the ordinary course of business of property or, in the reasonable business judgment of a Loan Party, no longer used in the conduct of the business of the Borrower and the other Restricted Subsidiaries (including allowing any registrations or any applications for registration of any immaterial Intellectual Property to lapse or go abandoned); (b) the Disposition of inventory in the ordinary course of business; #4848-1207-1386 127

(c) Dispositions permitted under Section 8.03; (d) the sale or issuance of common Capital Stock of any Restricted Subsidiary of the Borrower to the Borrower or any other Restricted Subsidiary of the Borrower (provided that in the case of such issuance of common Capital Stock of a Restricted Subsidiary that is not a Wholly Owned Subsidiary, Capital Stock of such Restricted Subsidiary may be also issued to other owners thereof to the extent such issuance is not dilutive to the ownership of the Loan Parties), and the sale or issuance of the Borrower’s common Capital Stock to Holdings; (e) the use, sale, exchange or other disposition of money or Cash Equivalents in a manner that is not prohibited by the terms of this Agreement or the other Loan Documents; (f) the exclusive or non-exclusive licensing or sublicensing of patents, trademarks, copyrights, and other Intellectual Property rights in the ordinary course of business (including non-royalty based licenses and perpetual licenses); (g) Dispositions which are required by court order or regulatory decree or otherwise required or compelled by regulatory authorities; (h) licenses, sublicenses, space leases, leases or subleases with respect to any real or personal property or assets granted to third Persons in the ordinary course of business; provided that either (i) the same do not in any material respect interfere with the business of the Borrower and its Restricted Subsidiaries, taken as a whole, or materially detract from the use or value of the relative assets of the Borrower and its Restricted Subsidiaries, taken as a whole, or (ii) such transaction is at arm’s length; (i) Dispositions to, between or among the Borrower and any Subsidiary Guarantors and Dispositions by Holdings to the Borrower or any Subsidiary Guarantor; (j) Dispositions (x) between or among any Restricted Subsidiary that is not a Subsidiary Guarantor and any other Restricted Subsidiary or joint venture that is not a Subsidiary Guarantor, (y) by a Restricted Subsidiary that is not a Subsidiary Guarantor to the Borrower or any other Subsidiary Guarantor, or (z) by any Loan Party to a Subsidiary and/or joint venture that is not a Loan Party so long as, in the case of the foregoing clause (z), no Event of Default shall have occurred and be continuing or otherwise result therefrom; (k) the compromise, settlement or write-off of accounts receivable or sale of overdue accounts receivable for collection (i) in the ordinary course of business or (ii) acquired in connection with a Permitted Acquisition consistent with prudent business practice; (l) Dispositions constituting (i) Investments permitted under Section 8.06 (including Section 8.06(d)), (ii) Restricted Payments permitted under Section 8.05, and (iii) Liens permitted under Section 8.02; (m) (i) Dispositions resulting from any casualty or other insured damage to, or any taking under power of eminent domain or by condemnation or similar proceeding of, any property or asset or (ii) a Disposition consisting of or subsequent to a total loss or constructive total loss of property; (n) Dispositions of property to the extent that such property is exchanged for credit against the purchase price of similar replacement property; #4848-1207-1386 128

(o) the unwinding of any Swap Agreement; (p) Dispositions of Investments in joint ventures to the extent required by, or pursuant to, customary buy/sell arrangements between the applicable joint venture party as set forth in the joint venture arrangements or similar binding agreements among such joint venture party; (q) Dispositions of other property; provided that (A) no Event of Default shall have occurred and be continuing or would otherwise result therefrom, (B) such Disposition or series of related Dispositions pursuant to this clause (q) shall not constitute a Disposition of (i) all or substantially all of the assets of Holdings and its Restricted Subsidiaries or (ii) any portion of the ABL Priority Collateral, (C) the Net Cash Proceeds of such Disposition shall be applied in accordance with Section 4.02(c), (D) with respect to any single Disposition or a series of related Dispositions for an aggregate consideration in excess of the greater of $15,000,000 and 10% of Consolidated EBITDA on a Pro Forma Basis for the most recently completed Measurement Period, not less than 75% of the consideration payable to the Borrower and its Restricted Subsidiaries in connection with such Disposition is in the form of cash or Cash Equivalents; provided that, for the purposes of this subclause (D), the following shall be deemed to be cash: (x) any liabilities that are not Indebtedness (as shown on the Borrower’s or such Restricted Subsidiary’s most recent balance sheet provided hereunder or in the footnotes thereto) of the Borrower or such Restricted Subsidiary, other than liabilities that are by their terms subordinated to the payment in cash of the Obligations under the Loan Documents, that are assumed by the transferee with respect to the applicable Disposition and for which Holdings, the Borrower and the Restricted Subsidiaries shall have been validly released by all applicable creditors in writing, (y) any securities received by the Borrower or such Restricted Subsidiary from such transferee that are converted by the Borrower or such Restricted Subsidiary into cash or Cash Equivalents (to the extent of the cash or Cash Equivalents received in the conversion) within 180 days following the consummation of the applicable Disposition; and (z) any Designated Non-Cash Consideration in respect of such Disposition having an aggregate fair market value, taken together with the Designated Non-Cash Consideration in respect of all other Dispositions, not in excess of $50,000,000 (with the fair market value of each item of Designated Non-Cash Consideration being measured as of the time received), (E) the consideration payable to the Borrower and its Restricted Subsidiaries in connection with any such Disposition is equal to the fair market value of such property (as determined by the Borrower in good faith) and (F) concurrently with the consummation of such Disposition, an Authorized Officer of the Borrower shall deliver to the Administrative Agent a certificate executed by such Authorized Officer certifying as to the accuracy of the foregoing conditions; (r) any exchange of property of the Borrower or any Restricted Subsidiary (other than Capital Stock or other Investments) which qualifies as a like kind exchange pursuant to and in compliance with Section 1031 of the Code or any other substantially concurrent exchange of property by the Borrower or any Restricted Subsidiary (other than Capital Stock or other Investments) for property (other than Capital Stock or other Investments) of another person; provided that (a) such property is useful to the business of the Borrower or such Restricted Subsidiary, (b) the Borrower or such Restricted Subsidiary shall receive reasonably equivalent or greater market value for such property (as reasonably determined by the Borrower in good faith) and (c) such property will be received by the Borrower or such Restricted Subsidiary substantially concurrently with its delivery of property to be exchanged; (s) the Disposition of the assets or Capital Stock of any Unrestricted Subsidiary; #4848-1207-1386 129

(t) sales or dispositions constituting Non-Core Asset Sales of assets acquired in connection with an Investment permitted hereunder (including any acquisition consummated prior to the Closing Date); (u) as long as no Event of Default under Section 10.01(a) or (f) then exists or would immediately arise therefrom, (i) Dispositions of non-core Real Property that is (A) with respect to Real Property owned as of the Closing Date, not currently used in the operations of the business or (B) with respect to Real Property acquired in connection with a Permitted Acquisition, the continued ownership of which the Borrower has determined in its good faith business judgment would not be commercially reasonable to retain, including leasing or subleasing transactions, Sale Leaseback Transactions, Synthetic Lease Obligation transactions and other similar transactions involving any such Real Property pursuant to leases on market terms, and, (ii) in any event, Dispositions constituting Sale Leaseback Transactions not otherwise prohibited hereunder; (v) cancellations or Dispositions of any Indebtedness owed (i) to a Loan Party by another Loan Party, (ii) to any other Subsidiary and/or joint venture that is not a Loan Party by any other Restricted Subsidiary and/or joint venture that is not a Loan Party or (iii) to a Subsidiary that is not a Loan Party by a Loan Party; provided that after giving effect to such Disposition, such Indebtedness would otherwise be permitted under Section 8.01; (w) Disposition of property with respect to an insurance claim from damage to such property where the insurance company provides a Loan Party or its Restricted Subsidiary the value of such property (minus any deductibles and fees) in cash or with replacement property in exchange for such property; (x) Dispositions of property no longer used in the business of the Loan Parties (as determined in the good faith business judgment of such Loan Party) to the extent that (i) such property is exchanged for credit against the purchase price of similar replacement property or (ii) the proceeds (to the extent needed to do so) of such Disposition are reasonably promptly applied to the purchase price of such replacement property; (y) any grant of an option to purchase, lease or acquire property, so long as the Disposition resulting from the exercise of such option would otherwise be permitted hereunder; (z) Dispositions of Intellectual Property that is not required to be preserved or renewed pursuant to Section 7.05(a)(ii); (aa) Dispositions in connection with the settlement of claims or disputes and the settlement, release or surrender of tort or other litigation claims; and (bb) other Dispositions in an amount not to exceed the greater of $37,500,000 and 25% of Consolidated EBITDA on a Pro Form Basis for the most recently completed Measurement Period. Section 8.05 Restricted Payments. Declare or pay any dividend or distribution on any Capital Stock of Holdings or its Restricted Subsidiaries, whether now or hereafter outstanding, or make any payment on account of, or set apart assets for a sinking or other analogous fund for, the purchase, redemption, defeasance, retirement or other acquisition of, any Capital Stock of Holdings or its Restricted Subsidiaries, whether now or hereafter outstanding, or pay any management or similar fees to the Sponsor or any holders of the Capital Stock of Holdings or any of their respective Affiliates, or make #4848-1207-1386 130 any other distribution in respect of any Capital Stock of Holdings or its Restricted Subsidiaries, either directly or indirectly, whether in cash or property or in obligations of Holdings or its Restricted Subsidiaries (collectively, “Restricted Payments”), except that: (a) any Wholly Owned Subsidiary (which is a Restricted Subsidiary) of the Borrower may make Restricted Payments (other than issuances of Disqualified Capital Stock) to Holdings, the Borrower or any other Restricted Subsidiary and any non-Wholly Owned Subsidiary (other than an Unrestricted Subsidiary) may make Restricted Payments (other than issuances of Disqualified Capital Stock) ratably to the holders of such non-Wholly Owned Subsidiary’s Capital Stock; (b) so long as no Event of Default pursuant to Section 10.01(a) or (f) shall have occurred and be continuing or would otherwise result therefrom, the Borrower may make Restricted Payments to Holdings to permit Holdings to make, and Holdings may make, cash Restricted Payments to holders of Capital Stock of Holdings with the proceeds of such cash Restricted Payment; provided, that the aggregate amount of Restricted Payments by the Borrower to Holdings under this Section 8.05(b) shall not at any time exceed the Available Amount at such time; (c) cashless exercises of options and warrants shall be permitted; (d) the Borrower may make cash Restricted Payments to Holdings to permit Holdings to make, and Holdings may make Restricted Payments or make distributions to any Parent Company thereof to permit such Parent Company, and the subsequent use of such payments by such Parent Company, to repurchase, redeem or otherwise acquire for value Qualified Capital Stock of Holdings or such Parent Company held by officers, directors or employees or former officers, directors or employees (or their transferees, estates or beneficiaries under their estates) of Holdings or its Restricted Subsidiaries, upon their death, disability, retirement, severance or termination of employment or service; provided that (x) the aggregate cash consideration paid for all such redemptions and payments shall not exceed, in any fiscal year, $30,000,000 and 25% of Consolidated EBITDA tested on a Pro Forma Basis for the most recently completed Measurement Period (with any unused amounts in any such fiscal year being carried over to the next succeeding fiscal year (with any unused amounts so carried over being further carried over to the next succeeding fiscal year if they are not used in such preceding fiscal year)) and (y) the only consideration paid by Holdings in respect of such redemptions or purchase shall be cash; provided, further, that such amount in any fiscal year may be increased by any amount not to exceed, without duplication, (x) the aggregate amount of loans made by Holdings and any of its Restricted Subsidiaries pursuant to Section 8.06(h) that are repaid in connection with such purchase, redemption or other acquisition of such Capital Stock of such direct parent, plus (y) to the extent Not Otherwise Applied, the amount of any Net Cash Proceeds received by or contributed to the Borrower from the issuance and sale after the Closing Date of Qualified Capital Stock of Holdings (or such direct parent) to officers, directors or employees of Holdings or its Restricted Subsidiaries that have not been used to make any such repurchases, redemptions or payments under this clause (d), plus (z) the net cash proceeds of any “key-man” life insurance policies of Holdings or its Restricted Subsidiaries that have not been used to make any repurchases, redemptions or payments under this clause (d); (e) (i) Holdings and its Restricted Subsidiaries may pay Advisory Fees and transaction fees to the Sponsor and its Affiliates and designees in an amount not to exceed the greater of $7,500,000 and 5% of Consolidated EBITDA tested on a Pro Forma Basis for the most recently completed Measurement Period , or the Borrower may pay cash dividends to Holdings #4848-1207-1386 131 to permit Holdings to pay, and Holdings may pay, cash dividends to the Sponsor or any of its Affiliates in lieu of the payment of such fee; and (ii) the Borrower may reimburse and indemnify the Sponsor or any of its Affiliates for the out-of-pocket costs and expenses incurred by the Sponsor and its Affiliates in connection with the Transaction or any Permitted Acquisition, Investment permitted hereunder or any debt or equity issuance by Holdings or any of its Restricted Subsidiaries (whether or not successful) and (iv) Holdings and its Restricted Subsidiaries may pay the out-of-pocket costs and expenses incurred by the Sponsor and its Affiliates in connection with its provision of management, consulting, advisory and similar services to Holdings and its Restricted Subsidiaries; provided that, (x) in the case of clause (i) of this clause (e), no Event of Default pursuant to Section 10.01(a) or (f) shall have occurred and be continuing or would otherwise result therefrom and (y) in the case of clause (i) of this clause (e), the aggregate amount of such fees shall not exceed the amounts set forth in the Advisory Agreement as in effect on the date hereof; provided, further, that, so long as the payment of such Advisory Fees are subordinated to the payment of the Obligations in a manner reasonably satisfactory to the Administrative Agent (it being understood and agreed that the subordination terms in the Advisory Agreement as in effect on the date hereof are satisfactory), any such Advisory Fees and other amounts deferred or not permitted to be paid hereunder shall accrue and be paid when the applicable Event of Default pursuant to Section 10.01(a) or (f) (if any) is no longer continuing and no additional Event of Default pursuant to Section 10.01(a) or (f) has occurred and is continuing or would immediately arise as a result of such payment; (f) after a Qualified Public Offering, Restricted Payments constituting cash dividends of Holdings may be made pursuant to this Section 8.05 within 60 days after date of declaration of any such Restricted Payment if such Restricted Payment was permitted on the date of declaration thereof (irrespective of whether a Default or an Event of Default exists, so long as no Event of Default was occurring and continuing on the date of such declaration); (g) the Borrower and its Subsidiaries may make Restricted Payments to, or make loans to, Holdings in amounts required for Holdings to pay (and Holdings may pay Restricted Payments, or make loans, in respect of amounts relating to any Parent Company to pay), in each case, without duplication: (i) pay franchise or similar taxes and other fees, taxes and expenses required to maintain Holdings’ or any Parent Company’s corporate or other entity existence; (ii) salary, bonus and other benefits payable to officers and employees of Holdings or any Parent Company to the extent such salaries, bonuses and other benefits are attributable to the ownership or operation of the Borrower and its Restricted Subsidiaries; (iii) (A) general corporate operating and overhead costs and expenses of Holdings or any Parent Company (including, without limitation, expenses for legal, administrative and accounting services provided by third parties) to the extent such costs and expenses are attributable to the ownership or operation of the Borrower and its Restricted Subsidiaries and (B) Public Company Costs; and (iv) other taxes, liabilities, costs or expenses incurred by Holdings or any Parent Company (or Affiliates or equity holders of the foregoing) in connection with prepayments made pursuant to Section 4.02(h); #4848-1207-1386 132

(h) the Borrower and its Subsidiaries may make Restricted Payments or may declare and make dividend payments or other distributions to Holdings, and Holdings may make Restricted Payments or may declare and make dividend payments or other distributions to Janus Midco, LLC, to permit Janus Midco, LLC to make tax distributions to its direct or indirect equityholders as required by the Organizational Document of Janus Midco, LLC, as in effect on the date hereof in the amount necessary to pay income and similar tax distributions attributable to (x) Holdings, the Borrower and each Restricted Subsidiary that are not payable directly by Holdings, the Borrower or such Restricted Subsidiary and (y) any Unrestricted Subsidiaries, but solely in the amount actually received from its Unrestricted Subsidiaries that are attributable to the income and similar taxes of such Unrestricted Subsidiaries that are not payable directly by such Unrestricted Subsidiaries; (i) the Loan Parties and their Restricted Subsidiaries may declare and make dividend payments or other distributions payable solely in Capital Stock (other than Disqualified Capital Stock); (j) the Borrower may make Restricted Payments the proceeds of which are applied to the purchase or other acquisition by Holdings or an Affiliate of Holdings that is not a Restricted Subsidiary of all or substantially all of the property and assets or business of any Person, or of assets constituting a business unit, a line of business or division of such Person, or of all of the Capital Stock in a Person; provided that if such purchase or other acquisition had been made by the Borrower, it would have constituted a Permitted Acquisition (after giving effect to clause (B) of the further proviso below) permitted to be made pursuant to Section 8.06(e); provided further that (A) such Restricted Payment shall be made concurrently with the consummation of such purchase or other acquisition and (B) Holdings or such Affiliate of Holdings shall, contemporaneously with the consummation thereof, cause (1) all property acquired (whether assets or Capital Stock) and any liabilities assumed to be contributed to the Borrower or any Restricted Subsidiary or (2) the merger (to the extent permitted in Section 8.04) into the Borrower or any Restricted Subsidiary of the Person formed or acquired in order to consummate such purchase or other acquisition; (k) after a Qualified Public Offering, the Borrower may pay cash dividends to Holdings to permit Holdings to pay, and Holdings may pay, (i) cash in lieu of fractional shares in connection with any dividend, split or combination of the Capital Stock of Holdings and (ii) cash in lieu of fractional shares in connection with any conversion request by a holder of convertible Indebtedness to the extent such conversion is permitted under this Agreement; (l) after a Qualified Public Offering, the Borrower may make cash Restricted Payments to Holdings to permit Holdings to make, and Holdings may make, cash Restricted Payments to its equity holders or the equity holders in an aggregate amount not exceeding 7.0% per annum of the Net Cash Proceeds received by Holdings from such Qualified Public Offering plus 7% of Market Capitalization; provided that no Event of Default pursuant to Section 10.01(a) or (f) is continuing or would result therefrom; (m) so long as no Event of Default shall have occurred and be continuing or would otherwise result therefrom, additional Restricted Payments the aggregate amount of which shall not at any time exceed the greater of $28,750,000 and 25% of Consolidated EBITDA tested on a Pro Forma Basis for the most recently completed Measurement Period minus the amount which Borrower may, from time to time, elect to be re-allocated to the making of Investments pursuant to Section 8.06(w) or restricted debt payments pursuant to Section 8.07(d)(iii); #4848-1207-1386 133

(n) the Loan Parties and each Restricted Subsidiary may make Restricted Payments consisting of Dispositions permitted by Section 8.04 of the type described, and subject to the limitations contained, in the definition thereof; (o) the Loan Parties and each Restricted Subsidiary may make Restricted Payments to Holdings or any Subsidiary thereof for payments to satisfy their obligations to pay taxes and other required amounts pursuant to any tax sharing agreements among the Loan Parties and their Subsidiaries or in respect of their joint ventures to the extent such taxes and required amounts are attributable to the ownership or operations of the Loan Parties and their Subsidiaries or their joint ventures; provided that such taxes and amounts shall be determined by reference to applicable tax laws and on an arm’s length basis; (p) so long as no Event of Default pursuant to Section 10.01(a) or (f) shall have occurred and be continuing or would otherwise result therefrom and the Total Net Leverage Ratio, on a Pro Forma Basis, shall not exceed 4.50:1.00, the Borrower may make Restricted Payments to Holdings to permit Holdings to make, and Holdings may make, cash Restricted Payments to holders of Capital Stock of Holdings with the proceeds of such cash Restricted Payment; (q) the distribution, by dividend or otherwise, of shares of Capital Stock of, or Indebtedness owed to Holdings, the Borrower or a Restricted Subsidiary by, Unrestricted Subsidiaries (other than Unrestricted Subsidiaries, the primary assets of which are cash and Cash Equivalents); and (r) the declaration and payment of dividends or distributions to holders of any class or series of Designated Preferred Stock (other than Disqualified Capital Stock) and the declaration and payment of dividends to Holdings or any direct or indirect parent of Holdings, the proceeds of which will be used to fund the payment of dividends to holders of any class or series of Designated Preferred Stock (other than Disqualified Capital Stock) of Holdings or any direct or indirect parent of Holdings issued after the Closing Date; provided that (A) the Consolidated Interest Coverage Ratio on a Pro Forma Basis is 2.00:1.00 or greater and (B) the aggregate amount of dividends declared and paid pursuant to this clause (r) does not exceed the net cash proceeds actually received by the Borrower from the sale (or the contribution of the net cash proceeds from the sale) of such Designated Preferred Stock. Section 8.06 Investments. Make any Investments, except: (a) accounts receivable or notes receivable arising from extensions of trade credit granted in the ordinary course of business and Investments received in satisfaction or partial satisfaction thereof from financially troubled account debtors to the extent reasonably necessary in order to prevent or limit loss; (b) Investments in cash and Cash Equivalents (or Investments that were Cash Equivalents when made, so long as Holdings and its Restricted Subsidiaries shall use commercially reasonable efforts to convert such Investments to Investments in cash or Cash Equivalents); (c) loans and advances to employees, officers and directors of Holdings and its Restricted Subsidiaries (i) in the ordinary course of business for business related travel expenses, moving expenses and other similar expenses and (ii) in the ordinary course of business in an #4848-1207-1386 134 aggregate amount for Holdings and its Restricted Subsidiaries not to exceed $3,500,000 at any one time outstanding; (d) (i) Investments by the Borrower and Subsidiary Guarantors in any Restricted Subsidiary that is not a Loan Party and (ii) Investments by the Borrower or any Restricted Subsidiary in a joint venture; provided that, in the case of this clause (ii), at the time of any such Investment, the aggregate amount of such Investment plus the aggregate amount of all other Investments pursuant to this clause (d)(ii) shall not exceed the greater of $65,000,000 and 45% of Consolidated EBITDA tested on a Pro Forma Basis for the most recently completed Measurement Period plus amounts invested pursuant to this clause (d)(ii) the proceeds of which are solely used to make an Acquisition otherwise permitted hereunder; (e) (i) Permitted Acquisitions and (ii) earnest money deposits made in connection with any letter of intent or purchase agreement entered into in connection with any Permitted Acquisition; (f) (i) Investments in the Borrower or any Person that is a Subsidiary Guarantor or any newly created Restricted Subsidiary which becomes a Subsidiary Guarantor at the time of such Investment, (ii) Investments by any Loan Party and its Restricted Subsidiaries in their respective Subsidiaries and/or joint ventures outstanding on the Closing Date, (iii) additional Investments by any Loan Party and its Restricted Subsidiaries in Loan Parties (other than Holdings) and (iv) additional Investments by Subsidiaries of the Loan Parties that are not Subsidiary Guarantors in any Loan Party or any Restricted Subsidiary and/or joint ventures that are not Subsidiary Guarantors; (g) Investments by any Restricted Subsidiaries that are Non-Guarantor Subsidiaries or Foreign Subsidiaries in any other Restricted Subsidiaries that are Non-Guarantor Subsidiaries or Foreign Subsidiaries; (h) (i) loans and advances to employees, officers and directors of Holdings and any of its Restricted Subsidiaries to the extent used to acquire Qualified Capital Stock of Holdings and to the extent such transactions are cashless and (ii) advances of payroll payments to employees in the ordinary course of business; (i) Investments in the ordinary course of business consisting of prepaid expenses and endorsements of negotiable instruments for collection or deposit; (j) Investments (including debt obligations and Capital Stock) received in settlement of amounts due to the Borrower and its Restricted Subsidiaries effected in the ordinary course of business or owing to the Borrower and its Restricted Subsidiaries as a result of insolvency or reorganization proceedings involving an account debtor or upon the foreclosure or enforcement of any Lien in favor of the Borrower and its Restricted Subsidiaries or disputes with customers and suppliers; (k) Investments in existence on the Closing Date and described in Schedule 8.06(k) and any modification, renewal, extension or reinvestment thereof, but not any increase in the amount thereof unless otherwise permitted hereunder; (l) Investments of any Person existing at the time such Person becomes a Restricted Subsidiary of the Borrower or consolidates or merges with the Borrower or its Restricted Subsidiaries (including in connection with a Permitted Acquisition) so long as such Investments #4848-1207-1386 135 were not made in contemplation of such Person becoming a Restricted Subsidiary or of such consolidation or merger; (m) Investments paid for with consideration which consists solely of Capital Stock of Holdings or any Parent Company (other than Disqualified Capital Stock); (n) unsecured guarantees by Holdings, the Borrower or any other Loan Party of the obligations of the Borrower any of its Restricted Subsidiaries of leases (other than Capital Lease Obligations) or of other obligations that do not constitute Indebtedness, in each case, entered into in the ordinary course of business; (o) guarantees not prohibited by this Agreement; (p) Investments resulting from the receipt of non-cash consideration received in connection with Dispositions permitted by Section 8.04; (q) so long as no Event of Default shall have occurred and be continuing or would otherwise result therefrom, the Borrower and its Restricted Subsidiaries may make Investments in an amount not to exceed the Available Amount at the time of such Investment; (r) advances of payroll payments to employees in the ordinary course of business and Investments made pursuant to employment and severance arrangements of officers and employees in the ordinary course of business and transactions pursuant to stock option plans and employee benefit plans and arrangements in the ordinary course of business; (s) Investments in respect of prepaid expenses or lease, utility and other similar deposits in the ordinary course of business; (t) Investments consisting of purchases and acquisitions of inventory, supplies, materials and equipment or purchases of contract rights or licenses or leases of Intellectual Property in the ordinary course of business; (u) de minimis Investments made in connection with the incorporation or formation of any newly created Restricted Subsidiary; provided that any amounts in excess of such de minimis amount invested in any such Restricted Subsidiary must be permitted under Section 8.06 other than under this clause (u); (v) Investments consisting of Swap Agreements permitted under Section 8.01(j); (w) other Investments by the Borrower and its Restricted Subsidiaries; provided that, at the time of any such Investment, the aggregate amount of such Investment outstanding plus the aggregate amount of all other Investments outstanding pursuant to this clause (w) (determined without regard to write-downs or write-offs thereof and, in the case of Investments in the form of non-cash assets, taking the fair market value of such assets at the time of such Investment) shall not exceed the sum of (i) the greater of $52,000,000 and 45% of Consolidated EBITDA on a Pro Forma Basis for the most recently completed Measurement Period plus (ii) the aggregate total of all other amounts available as a Restricted Payment under Section 8.05(m) and amounts available for restricted debt payments under Section 8.07(d)(iii), which the Borrower may, from time to time, elect to re-allocate to the making of Investments pursuant to this Section 8.06(w); (x) Investments by the Borrower or any Restricted Subsidiary in any Restricted Subsidiary that is not a Loan Party so long as such Investment is part of a series of simultaneous #4848-1207-1386 136

Investments by Restricted Subsidiaries in other Restricted Subsidiaries that result in the proceeds of the initial Investment (in the same form of such initial Investment) being invested in one or more Loan Parties (other than Investment in the Capital Stock of such Loan Party); (y) any Investments in a Restricted Subsidiary that is not a Loan Party or in a joint venture that is not a Restricted Subsidiary or Unrestricted Subsidiary, in each case to the extent such Investment is substantially contemporaneously returned in the same form as such original Investment pursuant to a dividend or other distribution from such Restricted Subsidiary or joint venture; (z) Investments constituting Restricted Payments permitted pursuant to Sections 8.05(g) and (h); (aa) Investments in the form of loans or advances to any Restricted Subsidiary of a Loan Party to the extent such loan or advance is otherwise permitted hereunder and does not exceed cash returned to the Loan Parties (through repatriation or otherwise) at the time such loan or advance is made so long as any promissory note received by a non-Loan Party in connection therewith is subordinated on terms acceptable to the Administrative Agent in its reasonable discretion (it being agreed that the terms of the Intercompany Note shall be acceptable); (bb) Investments consisting of the conversion of any licensing agreement into a joint venture; (cc) to the extent constituting an Investment, acquisitions of inventory in the ordinary course of business; (dd) Investments consisting of re-organizations and other activities related to tax planning and re-organization, so long as, after giving effect thereto, the security interest of the Collateral Agent in the Collateral, taken as a whole, is not impaired except to a de minimis extent; (ee) to the extent constituting Investments, advances in respect of transfer pricing and cost-sharing arrangements (i.e., “cost-plus” arrangements) that are in the ordinary course of business; (ff) acquisitions of Term Loans by Holdings or any of its Restricted Subsidiaries pursuant to Section 12.04 or to the extent not otherwise prohibited hereunder, acquisition of any other Indebtedness of Holdings or any of its Restricted Subsidiaries by Holdings or any of its Restricted Subsidiaries; (gg) Investments constituting or contemplated by the Transaction (including the Closing Date Acquisition); and (hh) so long as no Event of Default pursuant to Section 10.01(a) or (f) shall have occurred and be continuing or would otherwise result therefrom and the Total Net Leverage Ratio, on a Pro Forma Basis shall not exceed 4.50:1.00, the Borrower and its Restricted Subsidiaries may make additional Investments. For the avoidance of doubt, if an Investment would be permitted under any provision of this Section 8.06 (other than Section 8.06(e)(i)) and as a Permitted Acquisition, such Investment need not satisfy the #4848-1207-1386 137 requirements otherwise applicable to Permitted Acquisitions unless such Investments are consummated in reliance on Section 8.06(e)(i). Section 8.07 Payments and Modifications of Certain Debt Instruments; Modification to Organizational Documents. (a) Make any optional prepayment, repayment or redemption with respect to any Material Indebtedness permitted by Section 8.01 that is subordinated in right of payment to the Obligations, except (i) the conversion or exchange of any such Indebtedness to Capital Stock (other than Disqualified Capital Stock) of Holdings or any Parent Company, or to the extent made with the concurrent use of proceeds from the issuance of Qualified Capital Stock of Holdings after the Closing Date or contributions to the equity capital of Holdings (other than, in each case, any Curative Equity (as defined in the ABL Facility), (ii) repayment of intercompany Indebtedness permitted to be Incurred under Section 8.01(f) or cancellation of intercompany Indebtedness permitted to be cancelled under Section 8.04, so long as no Event of Default pursuant to Section 10.01(a) or (f) has occurred and is continuing or would result therefrom, or (iii) in accordance with the subordination terms thereof or the applicable subordination agreement relating thereto; provided that such Indebtedness may be Refinanced with the proceeds of a Permitted Refinancing permitted by Section 8.01. (b) RESERVED (c) Notwithstanding anything to the contrary herein, optional or mandatory prepayments, repayments or redemptions otherwise prohibited under Sections 8.07(a) ashallshall be permitted (i) in an aggregate amount equal to the Available Amount at the time thereof so long as no Event of Default pursuant to Section 10.01(a) or (f) shall have occurred and be continuing or would immediately result therefrom, (ii) in an unlimited amount so long as (x) no Event of Default pursuant to Section 10.01(a) or (f) shall have occurred and be continuing or would immediately result therefrom, and (y) the Total Net Leverage Ratio, on a Pro Forma Basis, shall not exceed 4.50:1.00 and (iii) in an amount not to exceed the greater of $65,000,000 and 45% of Consolidated EBITDA on a Pro Forma Basis for the most recently completed Measurement Period plus the aggregate total of all other amounts available as a Dividend under Section 8.05(m) which the Borrower may, from time to time, elect to reallocate to the making of restricted debt payments pursuant to this Section 8.07(d)(iii) less the amount which Borrower may, from time to time, elect to be re-allocated to the making of Investments pursuant to Section 8.06(w), so long as no Event of Default pursuant to Section 10.01(a) or (f) shall have occurred and be continuing. (d) RESERVED (e) Amend, modify or change any Organizational Documents of Holdings or any of its Restricted Subsidiaries, unless such amendment, modification, change or other action contemplated by this clause (f) could not reasonably be expected to be materially adverse to the interests of the Lenders in their capacities as such. Section 8.08 Transactions with Affiliates. Enter into or permit to exist any transaction or contract (including any purchase, sale, lease or exchange of property, the rendering of any service or the payment of any management, advisory or similar fees) with or for the benefit of any Affiliate of any Loan Party, except: (a) transactions between or among Holdings and its Restricted Subsidiaries, (b) transactions that are on terms and conditions not less favorable to Holdings or such Restricted Subsidiary as would be obtainable by Holdings or such Restricted Subsidiary at the time in a #4848-1207-1386 138 comparable arm’s-length transaction from unrelated third parties that are not Affiliates, (c) any Restricted Payment permitted by Section 8.05, (d) fees and compensation (including severance), benefits and incentive arrangements (including pursuant to stock option and other employee benefit plans) paid or provided to, and any indemnity provided on behalf of, officers, directors or employees of Holdings, the Borrower or any Subsidiary in the ordinary course of business, (e) the issuance or sale of any Capital Stock of Holdings (and the exercise of any options, warrants or other rights to acquire Capital Stock of Holdings) or any contribution to the capital of Holdings, (f) the Transactions and the payment of fees and expenses in connection with the consummation of the Transactions to the extent permitted under Section 8.05(e), (g) transactions pursuant to the Advisory Agreement or any amendment thereto to the extent such an amendment is not adverse to the Lenders in any material respect, (h) Investments in the Borrower’s Subsidiaries and joint ventures (to the extent any such Subsidiary that is not a Restricted Subsidiary or any such joint venture is only an Affiliate as a result of Investments by Holdings and its Restricted Subsidiaries in such Subsidiary or joint venture) to the extent otherwise permitted under Section 8.06, (i) transactions between the Borrower and any Restricted Subsidiary and any Person that is an Affiliate solely due to the fact that a director or officer of such Person is also a director or officer of Holdings (or any Parent Company), the Borrower or any Restricted Subsidiary, (j) the issuance of Capital Stock by Holdings to the Sponsor or any of its Affiliates (other than to any Subsidiary of Holdings) or any Parent Company, or to any director, officer, employee or consultant thereof, (k) advances for commissions, travel and other similar purposes in the ordinary course of business to directors, officers and employees, (l) transactions otherwise permitted hereunder, (m) intellectual property licensing arrangements otherwise permitted hereunder, (n) payments to satisfy their obligations to pay taxes and other required amounts pursuant to any tax sharing agreements among the Loan Parties and their Subsidiaries to the extent such taxes and other required amounts are attributable to the ownership or operations of the Loan Parties and their Subsidiaries, provided that such taxes and amounts shall be determined by reference to applicable tax laws and on an arm’s length basis, (o) transactions between or among Holdings or its Restricted Subsidiaries, on the one hand, and Unrestricted Subsidiaries, on the other hand, where Holdings or the Restricted Subsidiary is receiving the more favorable terms; (p) royalty-free licenses of any of the Loan Parties’ or their Restricted Subsidiaries’ trademarks, trade names and business systems by the Loan Parties to Subsidiaries that are not Loan Parties in the ordinary course of business; (q) arrangements of the type or nature set forth on Schedule 8.08 so long as consistent with the business practices of the Borrower and its Subsidiaries as in place on the Closing Date and (r) (x) transactions pursuant to provisions of the Loan Documents with the Sponsor and its Affiliates (including Affiliated Investment Funds) (in each case, in their respective capacities as Lenders) and (y) transactions pursuant to provisions of the Second Lien Loan Documents with the Sponsor and its Affiliates (including Affiliated Investment Funds) (in each case, in their respective capacities as lenders thereunder). Section 8.09 [RESERVED]. Section 8.10 Changes in Fiscal Periods. Without the prior written consent of the Administrative Agent (which consent shall not be unreasonably withheld or delayed), permit the fiscal year of Holdings to end on a day other than December 31st. Section 8.11 Negative Pledge Clauses. (a) Enter into or suffer to exist or become effective any agreement that prohibits or limits the ability of Holdings or any Restricted Subsidiary to incur any Lien upon any of the Collateral, whether now owned or hereafter acquired, to secure its obligations under the Loan Documents to the extent required thereby to which it is a party other than (a) this Agreement and the other Loan Documents, the Second Lien Loan Documents, any document related to any Permitted Incremental Equivalent Debt, any document related to any Second Lien Permitted #4848-1207-1386 139

Incremental Equivalent Debt, any ABL Financing Document or any document related to a Permitted Refinancing of any of the foregoing, (b) any agreements evidencing or governing any purchase money Liens or Capital Lease Obligations otherwise permitted hereby (in which case, any prohibition or limitation shall only be effective against the assets financed thereby), (c) customary restrictions on the assignment of leases, licenses and contracts entered into in the ordinary course of business, (d) any agreement (including with respect to Indebtedness) in effect at the time any Person becomes a Restricted Subsidiary of the Borrower; provided, that such agreement was not entered into in contemplation of such Person becoming a Restricted Subsidiary of the Borrower, (e) customary restrictions and conditions contained in agreements relating to the sale of a Restricted Subsidiary of the Borrower (or the assets of a Restricted Subsidiary of the Borrower) pending such sale; provided, such restrictions and conditions apply only to the Restricted Subsidiary of the Borrower that is to be sold (or whose assets are to be sold) and such sale is permitted hereunder, (f) restrictions under agreements evidencing or governing or otherwise relating to Indebtedness of any Restricted Subsidiaries that are Foreign Subsidiaries or Non-Guarantor Subsidiaries permitted under Section 8.01; provided that such Indebtedness is only with respect to the assets of any Restricted Subsidiaries that are Foreign Subsidiaries or Non-Guarantor Subsidiaries, (g) customary provisions in joint venture agreements, limited liability company operating agreements, partnership agreements, stockholders agreements and other similar agreements, (h) restrictions on cash or other deposits or net worth imposed by customers under contracts entered into in the ordinary course of the business of the Borrower and its Restricted Subsidiaries, (i) customary restrictions and conditions contained in agreements relating to the Disposition of property or assets or Capital Stock permitted hereunder by a Loan Party or a Restricted Subsidiary of a Loan Party pending such Disposition, provided such restrictions and conditions apply only to the property or assets of the Loan Party or the Restricted Subsidiary of a Loan Party that are to be Disposed and such Disposition is permitted hereunder, (j) customary restrictions on cash or other deposits imposed by customers under contracts entered into in the ordinary course of business, (k) Indebtedness permitted under Sections 8.01(w) and (aa), (l) any negative pledge incurred or provided in favor of any holder of any secured Indebtedness permitted hereunder, (m) customary anti-assignment provisions in licenses and other contracts restricting the sublicensing or assignment thereof or in contracts for the Disposition of any assets or any Subsidiary of a Loan Party, provided that the restrictions in any such contract shall apply only to the assets or Subsidiary of a Loan Party that is to be Disposed of, (n) provisions in leases of real property that prohibit mortgages or pledges of the lessee’s interest under such lease or restricting subletting or assignment of such lease, (o) any encumbrance or restriction contained in any agreement of a Person acquired in an Investment permitted hereunder, which encumbrance or restriction was in existence at the time of such Investment (but not created in contemplation thereof) and which encumbrance or restriction is not applicable to any Person or the properties or assets of any Person, other than the Person or the property and assets of the Person so acquired, (p) pursuant to Contractual Obligations that (y) exist on the Closing Date and (z) to the extent Contractual Obligations permitted by clause (z) are set forth in an agreement evidencing Indebtedness, are set forth in any agreement evidencing any Permitted Refinancing thereof so long as such Permitted Refinancing does not expand the scope of such Contractual Obligation, (q) pursuant to Indebtedness of any Restricted Subsidiary of Holdings that is not a Loan Party that is permitted by Section 8.01, (r) restrictions in connection with cash or other deposits permitted under Section 8.02, and (s) restrictions imposed by any agreement governing Indebtedness entered into after the Closing Date and permitted under Section 8.01 that are, taken as a whole, in the good faith judgment of the Borrower, no more restrictive with respect to the Borrower or any other Loan Party than customary market terms for Indebtedness of such type (and, in any event, are no more restrictive than the restrictions contained in this Agreement), so long as the Borrower shall have determined in good #4848-1207-1386 140 faith that such restrictions will not affect its obligation or ability to make any payments required hereunder. (b) Enter into or suffer to exist or become effective any consensual encumbrance or restriction on the ability of any Significant Restricted Subsidiary to (a) make Restricted Payments in respect of any Capital Stock of such Significant Restricted Subsidiary held by, or repay or prepay any Indebtedness owed to, the Borrower or any other Significant Restricted Subsidiary of the Borrower, (b) make loans or advances to, or other Investments in, the Borrower or any other Significant Restricted Subsidiary of the Borrower or (c) transfer any of its assets to the Borrower or any other Significant Restricted Subsidiary of the Borrower, except for such encumbrances or restrictions existing under or by reason of (i) any restrictions existing under the Loan Documents, (ii) any restrictions with respect to a Significant Restricted Subsidiary imposed pursuant to an agreement that has been entered into in connection with the Disposition of all or substantially all of the Capital Stock or assets of such Significant Restricted Subsidiary so long as such sale is permitted hereunder, (iii) customary restrictions on the assignment of leases, contracts and licenses entered into in the ordinary course of business, (iv) any agreement in effect at the time any Person becomes a Significant Restricted Subsidiary of the Borrower; provided that such agreement was not entered into in contemplation of such Person becoming a Significant Restricted Subsidiary of the Borrower, (v) restrictions of the nature referred to in clause (c) above under agreements governing purchase money liens or Capital Lease Obligations otherwise permitted hereby which restrictions are only effective against the assets financed thereby, (vi) agreements governing Indebtedness outstanding on the Closing Date and listed on Schedule 8.01(i) and any amendments, modifications, restatements, renewals, increases, supplements, refundings or Permitted Refinancings of those agreements, (vii) Liens permitted by Section 8.02 that limit the right of the Borrower or any of its Significant Restricted Subsidiaries to dispose of the assets subject to such Liens, (viii) provisions with respect to the disposition or distribution of assets or property in joint venture agreements, asset sale agreements, agreements in respect of sales of Capital Stock and other similar agreements entered into in connection with transactions permitted under this Agreement, provided that such encumbrance or restriction shall only be effective against the assets or property that are the subject of such agreements, (ix) any instrument governing Indebtedness or Capital Stock of a Person acquired by the Borrower or any of its Significant Restricted Subsidiaries as in effect at the date of such acquisition, which encumbrance or restriction is not applicable to any Person, or the property or assets of any Person, other than the Person, or the properties or assets of such Person, so acquired, (x) restrictions under agreements evidencing or governing Indebtedness of any Significant Restricted Subsidiaries that are Foreign Subsidiaries or Non-Guarantor Subsidiaries permitted under Section 8.01; provided that such restrictions are only with respect to assets of any Significant Restricted that are Foreign Subsidiaries or Non-Guarantor Subsidiaries, (xi) restrictions under agreements evidencing or governing Indebtedness permitted under Section 8.01(b), (c), (e), (g), (q) or (v) or Permitted Incremental Equivalent Debt, (xii) restrictions on cash or other deposits or net worth imposed by customers under contracts entered into in the ordinary course of the business of the Borrower and its Significant Restricted Subsidiaries, (xiii) customary provisions in joint venture agreements or other similar agreements applicable to joint ventures and applicable solely to such joint venture or its Capital Stock, and (xiv) any restrictions regarding licenses or sublicenses by the Borrower and the other Significant Restricted Subsidiaries of trademarks, service marks, trade names, copyrights, patents, franchises, licenses and other Intellectual Property rights (in which case such restriction shall relate only to such right to Intellectual Property pursuant to such license or sublicense). Section 8.12 Lines of Business. With respect to the Borrower and each of its Restricted Subsidiaries, enter into any business, either directly or through any Restricted Subsidiary, #4848-1207-1386 141 except (a) for those businesses in which the Borrower and its Subsidiaries are engaged on the Closing Date or that are reasonably related, similar, ancillary, complementary or incidental thereto or reasonable extensions thereof and (b) with respect to Holdings, engage in any business or activity other than (i) the direct or indirect ownership of all outstanding Capital Stock in the Borrower and other Subsidiaries, (ii) maintaining its corporate or other entity existence, (iii) participating in tax, accounting and other administrative activities as the parent of the consolidated group of companies consisting of the Borrower and its Restricted Subsidiaries, (iv) the performance of obligations under the Loan Documents, the Second Lien Loan Documents and the ABL Facility Documents to which it is a party, the Advisory Agreement, or documents evidencing any other Indebtedness or other obligations Holdings is otherwise permitted to incur hereunder, (v) making and receiving Restricted Payments, (vi) establishing and maintaining bank accounts, (vii) entering into employment agreements and other customary arrangements with officers and directors and performing the activities contemplated thereby, (viii) the performing of activities in preparation for and consummating any public offering of its common stock or any other issuance or sale of its Capital Stock, (ix) the providing of indemnification to officers, managers and directors, (x) taking any other action expressly permitted to be undertaken by Holdings under the Loan Documents, the Second Lien Loan Documents, the ABL Facility Documents or documents evidencing any other Indebtedness or other obligations Holdings is otherwise permitted to incur hereunder, (xi) purchasing Qualified Capital Stock of its Subsidiaries, (xii) the making of loans to officers, directors and employees in exchange for its Qualified Capital Stock purchased by such officers, directors and employees pursuant to Section 8.06(h)(i) and the acceptance of notes relating thereto and (xiii) any activities incidental to the foregoing. ARTICLE IX GUARANTEE Section 9.01 The Guarantee. Each Guarantor hereby jointly and severally guarantees, as a primary obligor and not as a surety, to each Secured Party and their respective successors and permitted assigns, the prompt payment in full when due (whether at stated maturity, by required prepayment, declaration, demand, by acceleration or otherwise) of (1) the principal of and interest (including any interest, fees, costs or charges that would accrue but for the provisions of the Bankruptcy Code after any bankruptcy or insolvency petition under the Bankruptcy Code or any similar law of any other jurisdiction) on (i) the Loans made by the Lenders to the Borrower, and (ii) the Notes held by each Lender of the Borrower and (2) all other Obligations from time to time owing to the Secured Parties by the Loan Parties (such obligations being herein called the “Guaranteed Obligations”; provided, that Guaranteed Obligations shall exclude all Excluded Swap Obligations). Each Guarantor hereby jointly and severally agrees that, if the Borrower shall fail to pay in full when due (whether at stated maturity, by acceleration or otherwise) any of the Guaranteed Obligations, such Guarantor will promptly pay the same in cash, without any demand or notice whatsoever, and that in the case of any extension of time of payment or renewal of any of the Guaranteed Obligations, the same will be promptly paid in full when due (whether at extended maturity, by acceleration or otherwise) in accordance with the terms of such extension or renewal. Section 9.02 Obligations Unconditional. The obligations of the Guarantors under Section 9.01, respectively, shall constitute a guarantee of payment (and not of collection) and to the fullest extent permitted by applicable Requirements of Law, are absolute, irrevocable and unconditional, joint and several, irrespective of the value, genuineness, validity, regularity or enforceability of the Guaranteed Obligations of the Borrower under this Agreement, the Notes, if any, or any other agreement or instrument referred to herein or therein, or any substitution, release or exchange of any other guarantee of or security for any of the Guaranteed Obligations, irrespective of any other circumstance whatsoever that might otherwise constitute a legal or equitable discharge or defense of a surety by any Guarantor, as applicable (except for payment in full). Without limiting the generality of the foregoing, it is agreed that #4848-1207-1386 142 the occurrence of any one or more of the following shall not alter or impair the liability of any Guarantor hereunder, which shall, in each case, remain absolute, irrevocable and unconditional under any and all circumstances as described above: (a) at any time or from time to time, without notice to any Guarantor, the time for any performance of or compliance with any of the Guaranteed Obligations shall be extended, or such performance or compliance shall be waived; (b) any of the acts mentioned in any of the provisions of this Agreement or the Notes, if any, or any other agreement or instrument referred to herein or therein shall be done or omitted; (c) the maturity of any of the Guaranteed Obligations shall be accelerated, or any of the Guaranteed Obligations shall be amended in any respect, or any right under the Loan Documents or any other agreement or instrument referred to herein or therein shall be amended or waived in any respect or any other guarantee of any of the Guaranteed Obligations or any security therefor shall be released or exchanged in whole or in part or otherwise dealt with; (d) any Lien or security interest granted to, or in favor of any Lender or the Administrative Agent as security for any of the Guaranteed Obligations shall fail to be perfected; or (e) the release of any other Guarantor pursuant to Section 9.08, or otherwise. Each of the Guarantors hereby expressly waives diligence, presentment, demand of payment, protest and all notices whatsoever, and any requirement that any Secured Party exhaust any right, power or remedy or proceed against the Borrower or any Guarantor under this Agreement or the Notes, if any, or any other agreement or instrument referred to herein or therein, or against any other person under any other guarantee of, or security for, any of the Guaranteed Obligations. Each of the Guarantors waives any and all notice of the creation, renewal, extension, waiver, termination or accrual of any of the Guaranteed Obligations and notice of or proof of reliance by any Secured Party upon this guarantee made under this Article IX (this “Guarantee”) or acceptance of this Guarantee, and the Guaranteed Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred in reliance upon this Guarantee, and all dealings between the Borrower and the Secured Parties shall likewise be conclusively presumed to have been had or consummated in reliance upon this Guarantee. This Guarantee shall be construed as a continuing, absolute, irrevocable and unconditional guarantee of payment without regard to any right of offset with respect to the Guaranteed Obligations at any time or from time to time held by the Secured Parties and the obligations and liabilities of the Guarantors hereunder shall not be conditioned or contingent upon the pursuit by the Secured Parties or any other person at any time of any right or remedy against the Borrower or against any other person which may be or become liable in respect of all or any part of the Guaranteed Obligations or against any collateral security or guarantee therefor or right of offset with respect thereto. This Guarantee shall remain in full force and effect and be binding in accordance with and to the extent of its terms upon the Guarantors and the successors and assigns thereof, and shall inure to the benefit of the applicable Lenders, and their respective successors and permitted assigns, notwithstanding that from time to time during the term of this Agreement there may be no Guaranteed Obligations outstanding. Section 9.03 Reinstatement. The obligations of the Guarantors under this Article IX shall be automatically reinstated if and to the extent that for any reason any payment by or on behalf of the Borrower or any Loan Party in respect of the Guaranteed Obligations is rescinded or must be #4848-1207-1386 143 otherwise restored by any holder of any of the Guaranteed Obligations, whether as a result of any proceedings in bankruptcy or reorganization or otherwise. Section 9.04 No Subrogation. Each Guarantor hereby agrees that until the Termination Date it shall subordinate any claim and shall not exercise any right or remedy, direct or indirect, arising by reason of any performance by it of its guarantee in Section 9.01, whether by subrogation, right of contribution or otherwise, against the Borrower or any other Guarantor of any of the Guaranteed Obligations or any security for any of the Guaranteed Obligations. Section 9.05 Remedies. Each Guarantor jointly and severally agrees that, as between the Guarantors and the Lenders, the obligations of the Borrower under this Agreement and the Notes, if any, may be declared to be forthwith due and payable as provided in Article X (and shall be deemed to have become automatically due and payable in the circumstances provided in Article X) for purposes of Section 9.01, notwithstanding any stay, injunction or other prohibition preventing such declaration (or such obligations from becoming automatically due and payable) as against the Borrower or any Guarantor and that, in the event of such declaration (or such obligations being deemed to have become automatically due and payable, or the circumstances occurring where Article X provides that such obligations shall become due and payable), such obligations (whether or not due and payable by the Borrower) shall forthwith become due and payable by the Guarantors for purposes of Section 9.01. Section 9.06 Continuing Guarantee. The Guarantee made by the Guarantors in this Article IX is a continuing guarantee of payment, and shall apply to all Guaranteed Obligations whenever arising. Section 9.07 General Limitation on Guaranteed Obligations. In any action or proceeding involving any federal, state, provincial or territorial, corporate, limited partnership or limited liability company law, or any applicable state, federal or foreign bankruptcy, insolvency, reorganization or other law affecting the rights of creditors generally, if the obligations of any Guarantor under Section 9.01 would otherwise be held or determined to be void, voidable, invalid or unenforceable, or subordinated to the claims of any other creditors, on account of the amount of its liability under Section 9.01, then, notwithstanding any other provision to the contrary, the amount of such liability of such Guarantor shall, without any further action by such Guarantor, any Loan Party or any other Person, be automatically limited and reduced to the highest amount (after giving effect to the right of contribution established in Section 9.09) that is valid and enforceable and not subordinated to the claims of other creditors as determined in such action or proceeding and would not constitute fraudulent conveyance. The Guarantors confirm that it is the intention that this Guarantee not constitute a fraudulent transfer or conveyance for purposes of Debtor Relief Laws, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar federal, state or foreign law to the extent applicable to the obligations set forth herein. Section 9.08 Release of Subsidiary Guarantors and Pledges. (a) A Subsidiary Guarantor shall be automatically released from its obligations hereunder in the event that (i) it shall become an Excluded Subsidiary; provided that no such release shall occur if a Subsidiary Guarantor becomes an Excluded Subsidiary as a result of such Person ceasing to be a Wholly-Owned Subsidiary to the extent the primary purpose (as reasonably determined by the Borrower) of such event or result was to release such Subsidiary Guarantor from its obligations under the Loan Documents or (ii) upon the designation of a Subsidiary Guarantor as an Immaterial Subsidiary. In addition, each Guarantor shall be #4848-1207-1386 144 automatically released from its obligations hereunder (including the Guaranteed Obligations) on the Termination Date. In connection with any such release of a Guarantor, the Administrative Agent shall promptly execute and deliver to such Guarantor, at such Guarantor’s expense, all UCC termination statements and other documents that such Guarantor shall reasonably request to evidence such release. (b) If (x) any voting Capital Stock issued by any Excluded Foreign Subsidiary described in clause (i) of the definition of “Excluded Foreign Subsidiary” is redeemed by such Excluded Foreign Subsidiary, (y) the Borrower provides written notice to the Administrative Agent that the Borrower has determined in accordance with clause (i) of the definition of “Excluded Foreign Subsidiary” that a Subsidiary has become an Excluded Foreign Subsidiary described in such clause (i), or (z) the Borrower provides written notice to the Administrative Agent that a Foreign Subsidiary or a FSHCO has ceased to be an Excluded Foreign Subsidiary described in clause (i) of the definition of “Excluded Foreign Subsidiary” and has become an Excluded Foreign Subsidiary described in clause (ii) or (iii) of the definition of “Excluded Foreign Subsidiary”, then such shares of the relevant issuer shall be automatically and without further action released from the security interests created by this Agreement so that the shares of voting Capital Stock of such Subsidiary subject to the security interests created by this Agreement shall not include more than 65% of the total outstanding voting Capital Stock of any Excluded Foreign Subsidiary described in clause (i) of the definition of “Excluded Foreign Subsidiary” or at any time include any shares of Capital Stock of any Excluded Foreign Subsidiary described in clause (ii) or clause (iii) of the definition of “Excluded Foreign Subsidiary” and any certificates representing such released Capital Stock shall be returned to the applicable grantor. Section 9.09 Right of Contribution. At any time a payment in respect of the Guaranteed Obligations is made under this Guarantee, the right of contribution of each Subsidiary Guarantor against each other Subsidiary Guarantor shall be determined as provided in the immediately following sentence, with the right of contribution of each Subsidiary Guarantor to be revised and restated as of each date on which a payment is made on the Guaranteed Obligations under this Guarantee. Each Subsidiary Guarantor hereby agrees that to the extent that a Subsidiary Guarantor shall have made payments in respect of the Guaranteed Obligations that, in the aggregate, exceed such Subsidiary Guarantor’s Contribution Percentage (as defined below) of the aggregate payments made by all Subsidiary Guarantors (such excess, the “Aggregate Excess Amount”), each such Subsidiary Guarantor shall be entitled to seek and receive contribution from and against any other Subsidiary Guarantor hereunder which has not paid its Contribution Percentage of the aggregate payments made by all Subsidiary Guarantors (the “Aggregate Deficit Amount”) on the date of such payment, in an amount equal to (x) a fraction, the numerator of which is the Aggregate Excess Amount paid by such Subsidiary Guarantor and the denominator of which is the Aggregate Excess Amount paid by all Subsidiary Guarantors, multiplied by (y) the Aggregate Deficit Amount. Each Subsidiary Guarantor’s right of contribution shall be subject to the terms and conditions of Section 9.04. The provisions of this Section 9.09 shall in no respect limit the obligations and liabilities of any Subsidiary Guarantor to the Collateral Agent and the other Secured Parties, and each Subsidiary Guarantor shall remain liable to the Collateral Agent and the other Secured Parties for the full amount guaranteed by such Subsidiary Guarantor hereunder; provided, that no Subsidiary Guarantor may take any action to enforce such right until the Termination Date, it being expressly recognized and agreed by all parties hereto that any Subsidiary Guarantor’s right of contribution arising under this Section 9.09 against any other Subsidiary Guarantor shall be expressly junior and subordinate to such other Subsidiary Guarantor’s obligations and liabilities in respect of the Obligations and any other obligations owing under this Guarantee. As used in this Section 9.09: (i) each Subsidiary Guarantor’s “Contribution Percentage” shall mean the percentage obtained by dividing (x) Adjusted Net Worth (as defined below) of such Subsidiary Guarantor by (y) the #4848-1207-1386 145 aggregate Adjusted Net Worth of all Subsidiary Guarantors; (ii) the “Adjusted Net Worth” of each Subsidiary Guarantor shall mean the greater of (x) the Net Worth (as defined below) of such Subsidiary Guarantor and (y) zero; and (iii) the “Net Worth” of each Subsidiary Guarantor shall mean the amount by which the fair saleable value of such Subsidiary Guarantor’s assets on the date of any payment by such Subsidiary Guarantor exceeds its existing debts and other liabilities (including contingent liabilities, but without giving effect to any Guaranteed Obligations arising under this Guarantee) on such date. Notwithstanding anything to the contrary contained above, any Subsidiary Guarantor that is released from this Guarantee pursuant to Section 9.08 hereof shall thereafter have no contribution obligations, or rights, pursuant to this Section 9.09, and at the time of any such release, if the released Subsidiary Guarantor had an Aggregate Excess Amount or an Aggregate Deficit Amount, same shall be deemed reduced to $0, and the contribution rights and obligations of the remaining Subsidiary Guarantors shall be recalculated on the respective date of releases (as otherwise provided above) based on the payments made hereunder by the remaining Subsidiary Guarantors. Section 9.10 Keepwell. Each Qualified ECP Guarantor hereby jointly and severally absolutely, unconditionally and irrevocably undertakes to provide such funds or other support as may be needed from time to time by each other Loan Party to honor all of its obligations under this Guarantee in respect of Swap Obligations (provided, however, that each Qualified ECP Guarantor shall only be liable under this Section 9.10 for the maximum amount of such liability that can be hereby incurred without rendering its obligations under this Section 9.10, or otherwise under this Guarantee, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). The obligations of each Qualified ECP Guarantor under this Section shall remain in full force and effect until a discharge of Guaranteed Obligations. Each Qualified ECP Guarantor intends that this Section 9.10 constitute, and this Section 9.10 shall be deemed to constitute, a “keepwell, support, or other agreement” for the benefit of each other Loan Party for all purposes of Section 1a(18)(A)(v)(II) of the Commodity Exchange Act. ARTICLE X EVENTS OF DEFAULT Section 10.01 Events of Default. An “Event of Default” shall occur if any of the following events shall occur and be continuing; provided that any requirement for the giving of notice, the lapse of time, or both, has been satisfied (any such event, an “Event of Default”): (a) the Borrower shall fail to pay any principal of any Loan when due in accordance with the terms hereof; or the Borrower shall fail to pay any interest on any Loan or any other amount payable hereunder or under any other Loan Document within five Business Days after any such interest or other amount becomes due in accordance with the terms hereof; or (b) any representation or warranty made or deemed made by Holdings or its Restricted Subsidiaries herein or in any other Loan Document or that is contained in any certificate, document or other statement furnished by it at any time under or in connection with this Agreement or any such other Loan Document shall prove to have been inaccurate in any material respect (without duplication of any materiality qualifiers set forth therein) on or as of the date made or deemed made (or if any representation or warranty is expressly stated to have been made as of a specific date, inaccurate in any material respect as of such specific date); or (c) any Loan Party shall default in the observance or performance of any agreement contained in Section 7.04(a)(i) (with respect to the Borrower), Section 7.07(a), Section 7.12 or Article VIII; or #4848-1207-1386 146

(d) any Loan Party shall default in the observance or performance of any other agreement contained in this Agreement or any other Loan Document (other than as provided in paragraphs (a) through (c) of this Section 10.01), and such default shall continue unremedied for a period of 30 days after the date on which the Administrative Agent or the Required Lenders give written notice thereof to the Borrower; or (e) Holdings or any of its Restricted Subsidiaries shall (i) default in making any payment of any principal of any Material Indebtedness (including any Guarantee Obligation in respect of Material Indebtedness, but excluding the Loans) beyond the period of grace, if any, provided in the instrument or agreement under which such Indebtedness was created, or (ii) default in making any payment of any interest on any such Material Indebtedness beyond the period of grace, if any, provided in the instrument or agreement under which such Indebtedness was created, or (iii) default in the observance or performance of any other agreement or condition relating to any such Material Indebtedness or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to (x) cause, or to permit the holder or beneficiary of such Material Indebtedness (or a trustee or agent on behalf of such holder or beneficiary) to cause (determined without regard to whether any notice is required) such Material Indebtedness to become due prior to its stated maturity or (in the case of any such Material Indebtedness constituting a Guarantee Obligation) to become payable or (y) cause (determined without regard to whether any notice is required) Holdings or any of its Restricted Subsidiaries to purchase or redeem or make an offer to purchase or redeem such Material Indebtedness prior to its stated maturity; provided that the foregoing shall not apply to secured Indebtedness that becomes due as a result of (x) the voluntary Disposition of the property or assets securing such Indebtedness, if such Disposition is permitted hereunder and such Indebtedness that becomes due is paid upon such Disposition or (y) a casualty or condemnation event; provided, further, that (I) this clause (e) shall not apply to the extent there occurs under any Swap Agreement an Early Termination Date (as defined in such Swap Agreement, or any similar term in such Swap Agreement) resulting from any Termination Event (as defined in such Swap Agreement, or any similar term in such Swap Agreement) under such Swap Agreement as to which a Loan Party or any Restricted Subsidiary thereof is an Affected Party (as defined in such Swap Agreement, or any similar term in such Swap Agreement) (other than with respect to Termination Events or equivalent events pursuant to the terms of such Swap Agreements that are not the result of any default or breach thereunder by any Loan Party or any Restricted Subsidiary) unless the Swap Termination Value owed by the Loan Party or such Restricted Subsidiary as a result thereof is greater than $50,000,000 and (II) notwithstanding anything set forth herein, a breach of the financial covenant under Section 8.13 of the ABL Facility shall not constitute an Event of Default under this Section 10.1(e) unless and until the ABL Agent or the requisite lenders under the ABL Facility shall have terminated the commitments thereunder or accelerated any ABL Facility Loans and declared such ABL Facility Loans due and payable in accordance with the terms of the ABL Facility Documents (which such Event of Default shall terminate automatically and immediately upon the requisite lenders under the ABL Facility rescinding such acceleration and/or waiving such event of default under the ABL Facility in accordance with the terms thereof); or (f) (i) Holdings, the Borrower or any Significant Restricted Subsidiary shall commence any case, proceeding or other action (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (B) seeking #4848-1207-1386 147 appointment of a receiver, trustee, custodian, conservator or other similar official for it or for all or any substantial part of its assets, or Holdings, the Borrower or any Significant Restricted Subsidiary shall make a general assignment for the benefit of its creditors; or (ii) there shall be commenced against Holdings, the Borrower or any Significant Restricted Subsidiary any case, proceeding or other action of a nature referred to in clause (i) above that (A) results in the entry of an order for relief or any such adjudication or appointment or (B) remains undismissed, undischarged or unbonded for a period of 60 days; or (iii) there shall be commenced against Holdings, the Borrower or any Significant Restricted Subsidiary any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets that results in the entry of an order for any such relief that shall not have been vacated, discharged, or stayed or bonded pending appeal within 60 days from the entry thereof; or (iv) Holdings, the Borrower or any Significant Restricted Subsidiary shall take any corporate action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause (i), (ii), or (iii) above; or (g) (i) any Person shall engage in any non-exempt “prohibited transaction” (as defined in Section 406 of ERISA or Section 4975 of the Code) involving any Plan or Multiemployer Plan, (ii) any Lien in favor of the PBGC or a Plan shall arise on the assets of Holdings, the Borrower, any Subsidiary, or any Commonly Controlled Entity, (iii) a Reportable Event shall occur with respect to any Plan, or proceedings by the PBGC shall commence to have a trustee appointed or to terminate a Plan, or a trustee shall be appointed, to administer or to terminate, any Plan, (iv) the administrator of a Plan shall provide a notice of intent to terminate such Plan pursuant to Section 4041(a)(2) of ERISA (including any such notice with respect to a Plan amendment referred to in Section 4041(e) of ERISA) or any Single Employer Plan shall terminate for purposes of Title IV of ERISA, (v) Holdings, the Borrower, any Subsidiary or any Commonly Controlled Entity shall, or is reasonably likely to, incur any liability in connection with a partial or complete withdrawal from, or the Insolvency of, a Multiemployer Plan, (vi) a Plan has failed to satisfy the minimum funding standard within the meaning of Section 412 or 430 of the Code or Section 302 or 303 of ERISA, or an application may be or has been made for a waiver or modification of the minimum funding standard (including any required installment payments) or an extension of any amortization period under Section 412 of the Code or Section 302 or 304 of ERISA with respect to a Plan, (vii) a determination has been made that any Plan is, or is expected to be, considered an at-risk plan within the meaning of Section 430 of the Code or Section 303 of ERISA, (viii) a Multiemployer Plan is reasonably expected to be in endangered or critical status under Section 432 of the Code or Section 305 of ERISA or Holdings, the Borrower, any Subsidiary or Commonly Controlled Entity has been notified by the sponsor of a Multiemployer Plan that such Multiemployer Plan is Insolvent or has been determined to be in endangered or critical status within the meaning of Section 432 of the Code or Section 305 of ERISA, (ix) the cessation of operations at a facility of Holdings, the Borrower, any Subsidiary or any Commonly Controlled Entity in the circumstances described in Section 4062(e) of ERISA, or (x) any contribution required to be made with respect to a Plan, Multiemployer Plan or Non-U.S. Plan has not been timely made; and in each case in clauses (i) through (x) above, such event or condition, together with all other such events or conditions, if any, has had, or could reasonably be expected to have, a Material Adverse Effect; or (h) one or more judgments or decrees shall be entered against Holdings or any of its Restricted Subsidiaries involving in the aggregate a liability (not paid or covered by insurance as to which the relevant reputable and solvent insurance company has been notified of the claim and has not denied coverage in writing) of $50,000,000 or more, and all such judgments or decrees #4848-1207-1386 148 shall not have been vacated, discharged, stayed or bonded pending appeal within 60 days from the entry thereof; or (i) any material provision of the ABL/Term Loan Intercreditor Agreement, the First Lien/Second Lien Intercreditor Agreement, any Security Document or any other Loan Document shall cease, for any reason, to be in full force and effect, other than pursuant to the terms hereof or thereof, or as a result of acts or omissions of Administrative Agent, Lenders, their Affiliates and the partners, directors, officers, employees, agents and advisors of such Person and of such Person’s Affiliates (each, a “Related Party”) or any Lien created by any such Security Document or any such Loan Document shall cease to be enforceable and of the same effect and priority purported to be created thereby (subject to any Intercreditor Agreement then in effect) with respect to any material portion of the Collateral, other than pursuant to the terms hereof or thereof, or as a result of acts or omissions of Administrative Agent or any of its Related Parties, or any Loan Party or any of their Subsidiaries shall so assert in writing; or (j) the Guarantee contained in Article IX shall cease, for any reason, to be in full force and effect, other than (x) as provided for in Section 9.08, (y) pursuant to the terms hereof or thereof, or (z) as a result of acts or omissions of Administrative Agent or any of its Related Parties, or any Loan Party or any of their Subsidiaries shall so assert in writing; or (k) (i) any of the Obligations of the Loan Parties under the Loan Documents for any reason shall cease to be “Senior Indebtedness” (or any comparable term) or “Senior Secured Financing” (or any comparable term) under, and as defined in any documentation governing Subordinated Indebtedness in excess of $50,000,000 or (ii) the subordination provisions set forth in any documentation governing Subordinated Indebtedness in excess of $50,000,000 shall, in whole or in part, cease to be effective or cease to be legally valid, binding and enforceable against the holders of such Subordinated Indebtedness, if applicable, in each case, other than pursuant to the terms hereof or thereof, or as a result of acts or omissions of Administrative Agent or any of its Related Parties, or any Loan Party or any of their Subsidiaries shall so assert in writing; (l) a Change of Control shall occur; (m) if the ABL Obligations are accelerated and become due and payable. Notwithstanding anything to the contrary contained herein, no Event of Default shall be deemed to be “continuing” or “existing” if the events, act or condition that gave rise to such Event of Default have been remedied or cured in accordance with the terms of this Agreement or the Loan Documents or have ceased to exist. Section 10.02 Action in Event of Default. (a) Upon any Event of Default specified in Section 10.01(f), the Commitments shall immediately terminate automatically and the Loans (with accrued interest thereon) and all other Obligations owing under this Agreement and the other Loan Documents shall automatically immediately become due and payable and (b) if any other Event of Default under Section 10.01 occurs, then the Administrative Agent, at the request of the Required Lenders, shall take any or all of the following actions: (i) by notice to the Borrower, declare the Loans (with accrued interest thereon) and all other Obligations owing under this Agreement and the other Loan Documents to be due and payable forthwith, whereupon the same shall immediately become due and payable, (ii) the Administrative Agent, in its capacity as Collateral Agent, may enforce all Liens and security interests created pursuant to the Security Documents and (iii) the Administrative Agent may enforce any Guarantee. Except as expressly provided above in this Section 10.02, presentment, demand, protest and all other notices of any kind are hereby expressly waived by the Borrower. Notwithstanding #4848-1207-1386 149 anything to the contrary contained herein, any Event of Default under this Agreement or similarly defined term under any other Loan Document, other than any Event of Default which cannot be waived without the written consent of each Lender directly and adversely affected thereby, shall be deemed not to be “continuing” if the events, act or condition that gave rise to such Event of Default have been remedied or cured (including by payment, notice, taking of any action or omitting to take any action) or have ceased to exist and the Borrower is in compliance with this Agreement and/or such other Loan Document. Section 10.03 Application of Proceeds. (a) Subject to any Intercreditor Agreement, the Collateral Agent shall upon any exercise of remedies hereunder or under any Security Document apply the proceeds of any collection or sale of Collateral, together with all other moneys, in each case received by the Administrative Agent or the Collateral Agent hereunder (or, to the extent any Security Document executed by a Loan Party requires proceeds of collateral thereunder to be applied in accordance with the provisions of this Agreement), including any Collateral consisting of cash, in the following order of priority: (i) first, to all amounts owing to the Collateral Agent or the Administrative Agent pursuant to any of the Loan Documents in its capacity as such in respect of (x) the preservation of Collateral or its security interest in the Collateral or (y) with respect to enforcing the rights of the Secured Parties under the Loan Documents; (ii) second, to the extent proceeds remain after the application pursuant to the preceding clause (i), to all other amounts owing to the Administrative Agent or Collateral Agent pursuant to any of the Loan Documents in its capacity as such; (iii) third, to the extent proceeds remain after the application pursuant to the preceding clauses (i) through (ii), to an amount equal to the outstanding Obligations then due and payable (other than, for the avoidance of doubt, contingent indemnification or reimbursement obligations to the extent no claim giving rise thereto has been asserted) which shall be paid to the Secured Parties as provided in clause (d) below, with each Secured Party receiving an amount equal to its outstanding Obligations or, if the proceeds are insufficient to pay in full all such Obligations, its pro rata share of the amount remaining to be distributed; and (iv) fourth, to the extent proceeds remain after the application pursuant to the preceding clauses (i) through (iii), inclusive, and following the payment in full of the Obligations and to the extent that the Second Lien Administrative Agent and the ABL Agent shall have notified the Administrative Agent that any and all obligations under the Second Lien Obligations and the ABL Obligations shall have been paid in full, to the relevant Loan Party, their successors or assigns, or as a court of competent jurisdiction may otherwise direct or as otherwise required by the ABL/Term Loan Intercreditor Agreement or the First Lien/Second Lien Intercreditor Agreement. (b) If any payment to any Secured Party pursuant to this Section 10.03 of its pro rata share of any distribution would result in overpayment to such Secured Party, such excess amount shall instead be distributed in respect of the unpaid Obligations of the other Secured Parties, with each Secured Party whose Obligations have not been paid in full to receive an amount equal to such excess amount multiplied by a fraction the numerator of which is the #4848-1207-1386 150 unpaid Obligations of such Secured Party and the denominator of which is the unpaid Obligations of all Secured Parties entitled to such distribution. (c) Subject to the terms of the ABL/Term Loan Intercreditor Agreement and the First Lien/Second Lien Intercreditor Agreement, all payments required to be made hereunder shall be made (x) if to Secured Parties (other than Secured Parties in respect of payments of Obligations under Secured Swap Agreement or Secured Cash Management Obligations), to the Administrative Agent for the account of such Secured Parties, (y) if to Secured Parties in respect of payments of Obligations under Secured Swap Agreements, to the trustee, paying agent or other similar representative (each, a “Payee Representative”) for such Secured Parties or, in the absence of such a Payee Representative, directly to such Secured Parties and (z) if to the Secured Parties in respect of payments of Secured Cash Management Obligations, directly to such Secured Parties. (d) For purposes of applying payments received in accordance with this Section 10.03, the Collateral Agent shall be entitled to rely upon (i) the Administrative Agent, (ii) the Payee Representative or, in the absence of such a Payee Representative, upon the applicable Secured Parties in respect of payments of Obligations under Secured Swap Agreements and (iii) the applicable Secured Parties in respect of payments of Secured Cash Management Obligations for a determination (which the Administrative Agent and each other Secured Party agrees (or shall agree) to provide upon request of the Collateral Agent) of the outstanding Obligations of the Loan Parties owed to the Secured Parties. (e) Subject to the other limitations (if any) set forth herein and in the other Loan Documents, it is understood that the Loan Parties shall remain liable (as and to the extent set forth in the Loan Documents) to the extent of any deficiency between the amount of the proceeds of the Collateral and the aggregate amount of the Obligations of the Loan Parties. (f) It is understood and agreed by each Loan Party and each Secured Party that the Collateral Agent shall have no liability for any determinations made by it in this Section 10.03 (including, without limitation, as to whether given Collateral constitutes Term Priority Collateral or ABL Priority Collateral). Each Loan Party and each Secured Party also agrees that the Collateral Agent may (but shall not be required to), at any time and in its sole discretion, and with no liability resulting therefrom, petition a court of competent jurisdiction regarding any application of Collateral in accordance with the requirements hereof, of the ABL/Term Loan Intercreditor Agreement and of the First Lien/Second Lien Intercreditor Agreement, and the Collateral Agent shall be entitled to wait for, and may conclusively rely on, any such determination. ARTICLE XI ADMINISTRATIVE AGENT Section 11.01 Appointment. The Lenders hereby irrevocably designate and appoint UBS AG, Stamford Branch as Administrative Agent (for purposes of this Article XI and Section 12.01, the term “Administrative Agent” also shall include UBS AG, Stamford Branch in its capacity as Collateral Agent pursuant to the Security Documents, and shall be deemed to include any Auction Manager appointed pursuant to this Agreement) to act as specified herein and in the other Loan Documents. Each Lender hereby irrevocably authorizes, and each holder of any Note by the acceptance of such Note shall be deemed irrevocably to authorize, the Administrative Agent to take such action on its behalf under the provisions of this Agreement, the other Loan Documents and any other instruments and agreements referred to herein or therein and to exercise such powers and to perform such duties #4848-1207-1386 151 hereunder and thereunder as are specifically delegated to or required of the Administrative Agent by the terms hereof and thereof and such other powers as are reasonably incidental thereto. The Administrative Agent may perform any of its respective duties hereunder by or through its officers, directors, agents, employees or affiliates. Except with respect to Sections 11.09 and 11.10, the provisions of this Article XI are solely for the benefit of the Administrative Agent, the Lenders and the holders of the Notes, and no Loan Party shall have any rights as a third party beneficiary of any of the provisions hereof. Section 11.02 Nature of Duties. The Administrative Agent shall not have any duties or responsibilities except those expressly set forth in this Agreement and in the other Loan Documents. Neither the Administrative Agent nor any of its officers, directors, agents, employees or affiliates shall be liable for any action taken or omitted by it or them hereunder or under any other Loan Document or in connection herewith or therewith, unless caused by its or their gross negligence or willful misconduct (as determined by a court of competent jurisdiction in a final and non-appealable decision). The duties of the Administrative Agent shall be mechanical and administrative in nature; the Administrative Agent shall not have by reason of this Agreement or any other Loan Document a fiduciary relationship in respect of any Lender or the holder of any Note; and nothing in this Agreement or in any other Loan Document, expressed or implied, is intended to or shall be so construed as to impose upon the Administrative Agent any obligations in respect of this Agreement or any other Loan Document except as expressly set forth herein or therein. The Administrative Agent may perform any and all of its duties and exercise its rights and powers hereunder or under any other Loan Document by or through, or delegate any and all such rights and powers to, any one or more sub-agents appointed by the Administrative Agent. The Administrative Agent and any such subagent may perform any and all of its duties and exercise its rights and powers by or through their respective Related Parties. The exculpatory provisions of this Article shall apply to any such sub-agent and to the Related Parties of the Administrative Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Administrative Agent. Notwithstanding any other provision of this Agreement or any provision of any other Loan Document and each Joint Lead Arranger is named as such for recognition purposes only, and in its respective capacity as such shall have no powers, duties, responsibilities or liabilities with respect to this Agreement or the other Loan Documents or the transactions contemplated hereby and thereby; it being understood and agreed that each Joint Lead Arranger shall be entitled to all indemnification and reimbursement rights in favor of the Administrative Agent as, and to the extent, provided for under Sections 11.06 and 12.01. Without limitation of the foregoing each Joint Lead Arranger shall not, solely by reason of this Agreement or any other Loan Documents, have any fiduciary relationship in respect of any Lender or any other Person. Section 11.03 Lack of Reliance on the Administrative Agent. Independently and without reliance upon the Administrative Agent, each Lender and the holder of each Note, to the extent it deems appropriate, has made and shall continue to make (i) its own independent investigation of the financial condition and affairs of Holdings and its Subsidiaries in connection with the making and the continuance of the Loans and the taking or not taking of any action in connection herewith and (ii) its own appraisal of the creditworthiness of Holdings and its Subsidiaries and, except as expressly provided in this Agreement, the Administrative Agent shall not have any duty or responsibility, either initially or on a continuing basis, to provide any Lender or the holder of any Note with any credit or other information with respect thereto, whether coming into its possession before the making of the Term Loans or at any time or times thereafter. The Administrative Agent shall not be responsible to any Lender or the holder of any Note for any recitals, statements, information, representations or warranties herein or in any document, certificate or other writing delivered in connection herewith or for the #4848-1207-1386 152 execution, effectiveness, genuineness, validity, enforceability, perfection, collectability, priority or sufficiency of this Agreement or any other Loan Document or the financial condition of Holdings or any of its Subsidiaries or be required to make any inquiry concerning either the performance or observance of any of the terms, provisions or conditions of this Agreement or any other Loan Document, or the financial condition of Holdings or any of its Subsidiaries or the existence or possible existence of any Default or Event of Default. The Administrative Agent shall not be deemed to have knowledge of any Default or Event of Default unless and until notice describing such Default or Event of Default is given to the Administrative Agent by Holdings, the Borrower or a Lender. Section 11.04 Certain Rights of the Administrative Agent. If the Administrative Agent requests instructions from the Required Lenders with respect to any act or action (including failure to act) in connection with this Agreement or any other Loan Document, the Administrative Agent shall be entitled to refrain from such act or taking such action unless and until the Administrative Agent shall have received instructions from the Required Lenders; and the Administrative Agent shall not incur liability to any Lender by reason of so refraining. Without limiting the foregoing, neither any Lender nor the holder of any Note shall have any right of action whatsoever against the Administrative Agent as a result of the Administrative Agent acting or refraining from acting hereunder or under any other Loan Document in accordance with the instructions of the Required Lenders. Section 11.05 Reliance. The Administrative Agent shall be entitled to rely, and shall be fully protected in relying, upon any note, writing, resolution, notice, statement, certificate, telex, teletype or telecopier message (or other electronic communication), cablegram, radiogram, order or other document or telephone message signed, sent or made by any Person that the Administrative Agent believed to be the proper Person, and, with respect to all legal matters pertaining to this Agreement and any other Loan Document and its duties hereunder and thereunder, upon advice of counsel selected by the Administrative Agent. Section 11.06 Indemnification. To the extent the Administrative Agent (or any affiliate thereof) is not reimbursed and indemnified by the Borrower, the Lenders will reimburse and indemnify the Administrative Agent (and any affiliate thereof), including without limitation in its capacity as Collateral Agent under the Loan Documents, and any Auction Manager appointed pursuant to this Agreement in proportion to their respective “percentage” as used in determining the Required Lenders (determined as if there were no Defaulting Lenders) for and against any and all liabilities, obligations, losses, damages, penalties, claims, actions, judgments, costs, expenses or disbursements of whatsoever kind or nature which may be imposed on, asserted against or incurred by the Administrative Agent (or any affiliate thereof) in performing its duties hereunder or under any other Loan Document or in any way relating to or arising out of this Agreement or any other Loan Document; provided that no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, claims, actions, judgments, suits, costs, expenses or disbursements resulting from the Administrative Agent’s (or such affiliate’s) gross negligence, bad faith or willful misconduct (as determined by a court of competent jurisdiction in a final and non-appealable decision). Section 11.07 The Administrative Agent in its Individual Capacity. With respect to its obligation to make Loans under this Agreement, the Administrative Agent shall have the rights and powers specified herein for a “Lender” and may exercise the same rights and powers as though it were not performing the duties specified herein; and the term “Lender,” “Required Lenders,” “Majority Lender,” “Additional Incremental Lender”, “Additional Refinancing Lender”, or any similar terms shall, unless the context clearly indicates otherwise, include the Administrative Agent in its respective individual capacities. The Administrative Agent and its affiliates may accept deposits from, lend money to, own securities of, and generally engage in any kind of banking, investment banking, trust, financial advisory or other business with, or provide debt financing, equity capital or other services (including #4848-1207-1386 153 financial advisory services) to any Loan Party or any Affiliate of any Loan Party (or any Person engaged in a similar business with any Loan Party or any Affiliate thereof) as if they were not performing the duties specified herein, and may accept fees and other consideration from any Loan Party or any Affiliate of any Loan Party for services in connection with this Agreement and otherwise without having to account for the same to the Lenders. Section 11.08 Holders. The Administrative Agent may deem and treat the payee of any Note as the owner thereof for all purposes hereof unless and until a written notice of the assignment, transfer or endorsement thereof, as the case may be, shall have been filed with the Administrative Agent and recorded in the Register. Any request, authority or consent of any Person who, at the time of making such request or giving such authority or consent, is the holder of any Note shall be conclusive and binding on any subsequent holder, transferee, assignee or endorsee, as the case may be, of such Note or of any Note or Notes issued in exchange therefor. Section 11.09 Resignation by the Administrative Agent. (a) The Administrative Agent may resign from the performance of all its respective functions and duties hereunder and/or under the other Loan Documents at any time by giving 10 days’ prior written notice to the Lenders and, unless an Event of Default under Section 10.01(f) then exists, the Borrower. Such resignation shall take effect upon the appointment of a successor Administrative Agent pursuant to clauses (b) and (c) below or as otherwise provided below. (b) Upon any such notice of resignation by the Administrative Agent, the Required Lenders shall appoint a successor Administrative Agent hereunder or thereunder who shall be a commercial bank or trust company reasonably acceptable to the Borrower, which acceptance shall not be unreasonably withheld or delayed; provided that the Borrower’s approval shall not be required if a Significant Event of Default shall have occurred and be continuing; provided further that the Borrower shall not unreasonably withhold its approval of any successor Administrative Agent if such successor is a commercial bank with a consolidated combined capital and surplus of at least $1 billion. (c) If a successor Administrative Agent shall not have been so appointed within such 10 day period, the Administrative Agent, with the consent of the Borrower (which consent shall not be unreasonably withheld or delayed; provided that the Borrower’s consent shall not be required if a Significant Event of Default shall have occurred and be continuing; provided, further, that the Borrower shall not unreasonably withhold its approval of any successor Administrative Agent if such successor is a commercial bank with a consolidated combined capital and surplus of at least $1 billion), shall then appoint a successor Administrative Agent who shall serve as Administrative Agent hereunder or thereunder until such time, if any, as the Required Lenders appoint a successor Administrative Agent in accordance with clause (b) above. (d) If no successor Administrative Agent has been appointed pursuant to clause (b) or (c) above by the 30th calendar day after the date such notice of resignation was given by the Administrative Agent, the Administrative Agent’s resignation shall become effective and all payments, communications and determinations provided to be made by, to or through the Administrative Agent shall instead be made by or to each Lender directly, and the Required Lenders shall thereafter perform all the duties of the Administrative Agent hereunder and/or under any other Loan Document until such time, if any, as the Required Lenders appoint a successor Administrative Agent in accordance with clause (b) above; provided that in the case of any original Collateral held by the Administrative Agent on behalf of the Lenders under any of the Loan Documents, the retiring Administrative Agent shall continue to hold such original #4848-1207-1386 154

Collateral until such time as a successor Administrative Agent is appointed pursuant to this Section 11.09. (e) Upon a resignation of the Administrative Agent pursuant to this Section 11.09, the Administrative Agent shall remain indemnified to the extent provided in this Agreement and the other Loan Documents and the provisions of this Article XI (and the analogous provisions of the other Loan Documents) shall continue in effect for the benefit of the Administrative Agent for all of its actions and inactions while serving as the Administrative Agent. Section 11.10 Collateral Matters. (a) Each Lender authorizes and directs the Collateral Agent to enter into (x) the Security Documents, the ABL/Term Loan Intercreditor Agreement, the First Lien/Second Lien Intercreditor Agreement and any Other Intercreditor Agreement for the benefit of the Lenders and the other Secured Parties, (y) any amendments, amendments and restatements, restatements or waivers of or supplements to or other modifications to the Security Documents, the ABL/Term Loan Intercreditor Agreement, the First Lien/Second Lien Intercreditor Agreement and any Other Intercreditor Agreement in connection with the incurrence by any Loan Party of Indebtedness pursuant to Section 8.01(c) or Permitted Incremental Equivalent Debt, as applicable, or to permit such Indebtedness to be secured by a valid, perfected lien (with such priority as may be designated by the Borrower or relevant Subsidiary, to the extent such priority is permitted by Section 8.01(b) or (c) or Permitted Incremental Equivalent Debt, as applicable) and (z) any Incremental Amendment as provided in Section 2.15, any Extension as provided in Section 2.16 and any Refinancing Amendment pursuant to Section 2.17). Each Lender hereby agrees, and each holder of any Note by the acceptance thereof will be deemed to agree, that, except as otherwise set forth herein, any action taken by the Required Lenders in accordance with the provisions of this Agreement or the Security Documents, and the exercise by the Required Lenders of the powers set forth herein or therein, together with such other powers as are reasonably incidental thereto, shall be authorized and binding upon all of the Lenders. The Collateral Agent is hereby authorized on behalf of all of the Lenders, without the necessity of any notice to or further consent from any Lender, from time to time prior to an Event of Default, to take any action with respect to any Collateral or Security Documents which may be necessary to perfect and maintain perfected the security interest in and liens upon the Collateral granted pursuant to the Security Documents and in the case of the ABL/Term Loan Intercreditor Agreement, the First Lien/Second Lien Intercreditor Agreement, any Other Intercreditor Agreement or any other Intercreditor Agreement to take all actions (and execute all documents) required or deemed advisable by it in accordance with the terms thereof. Notwithstanding anything contained in this Agreement or any Collateral or Security Documents, the Borrower, the Administrative Agent, the Collateral Agent and each Secured Party hereby agree that (i) no Secured Party shall have any right individually to realize upon any of the Collateral or to enforce the Guarantee, it being understood and agreed that all powers, rights and remedies hereunder and under any of the Loan Documents may be exercised solely by the Administrative Agent or Collateral Agent, as applicable, for the benefit of the Secured Parties in accordance with the terms hereof and thereof and all powers, rights and remedies under the Collateral and Security Documents may be exercised solely by Collateral Agent for the benefit of the Secured Parties in accordance with the terms thereof, and (ii) in the event of a foreclosure or similar enforcement action by Collateral Agent on any of the Collateral pursuant to a public or private sale or other disposition (including, without limitation, pursuant to Section 363(k), Section 1129(b)(2)(a)(ii) or otherwise of the Bankruptcy Code), Collateral Agent (or any Lender, except with respect to a “credit bid” pursuant to Section 363(k), Section 1129(b)(2)(a)(ii) or otherwise of the Bankruptcy Code,) may be the purchaser or licensor of any or all of such Collateral at any such sale or other #4848-1207-1386 155 disposition and Collateral Agent, as agent for and representative of Secured Parties (but not any Lender or Lenders in its or their respective individual capacities) shall be entitled, upon instructions from the Required Lenders, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such sale or disposition, to use and apply any of the Obligations as a credit on account of the purchase price for any collateral payable by Collateral Agent at such sale or other disposition. (b) Any Lien granted to or held by the Collateral Agent upon any Collateral shall be automatically released (i) upon the occurrence of the Termination Date, (ii) constituting property being sold or otherwise disposed of (to Persons other than Holdings and its Subsidiaries) upon the sale or other disposition thereof in compliance with Section 8.04, (iii) if approved, authorized or ratified in writing by the Required Lenders (or all of the Lenders hereunder, to the extent required by Section 12.12) or (iv) as otherwise may be expressly provided in the relevant Security Documents. The Lenders hereby authorize the Administrative Agent to, and the Administrative Agent shall direct the Collateral Agent to, take any action reasonably requested by the Borrower to evidence such release. Upon request by the Administrative Agent at any time, the Lenders will confirm in writing the Collateral Agent’s authority to release particular types or items of Collateral pursuant to this Section 11.10. (c) The Collateral Agent shall have no obligation whatsoever to the Lenders or to any other Person to assure that the Collateral exists or is owned by any Loan Party or is cared for, protected or insured or that the Liens granted to the Collateral Agent herein or pursuant hereto have been properly or sufficiently or lawfully created, perfected, protected or enforced or are entitled to any particular priority, or to exercise or to continue exercising at all or in any manner or under any duty of care, disclosure or fidelity any of the rights, authorities and powers granted or available to the Collateral Agent in this Section 11.10 or in any of the Security Documents, it being understood and agreed that in respect of the Collateral, or any act, omission or event related thereto, the Collateral Agent may act in any manner it may deem appropriate, in its sole discretion, given the Collateral Agent’s own interest in the Collateral as one of the Lenders and that the Collateral Agent shall have no duty or liability whatsoever to the Lenders arising from such acts, if any, or for any failure to monitor or maintain any portion of the Collateral. Section 11.11 Delivery of Information. The Administrative Agent shall not be required to deliver to any Lender originals or copies of any documents, instruments, notices, communications or other information received by the Administrative Agent from any Loan Party, any Subsidiary, the Required Lenders, any Lender or any other Person under or in connection with this Agreement or any other Loan Document except (i) as specifically provided in this Agreement or any other Loan Document and (ii) as specifically requested from time to time in writing by any Lender with respect to a specific document, instrument, notice or other written communication received by and in the possession of the Administrative Agent at the time of receipt of such request and then only in accordance with such specific request. Section 11.12 Withholding. To the extent required by any applicable law, the Administrative Agent may withhold from any payment to any Lender an amount equivalent to any withholding Tax applicable to such payment. If the IRS or any other Governmental Authority asserts a claim that the Administrative Agent did not properly withhold Tax from amounts paid to or for the account of any Lender because the appropriate form was not delivered or was not properly executed or because such Lender failed to notify the Administrative Agent of a change in circumstance which rendered the exemption from, or reduction of, withholding Tax ineffective or for any other reason, or if the Administrative Agent reasonably determines that a payment was made to a Lender pursuant to this #4848-1207-1386 156

Agreement without a deduction of applicable withholding Tax from such payment, such Lender shall indemnify the Administrative Agent fully for all amounts paid, directly or indirectly, by the Administrative Agent as Tax or otherwise, including any penalties or interest and together with any and all expenses (including legal expenses, allocated internal costs and out-of-pocket expenses) incurred, unless such amounts have been indemnified by the Borrower, any Guarantor or the relevant Lender. Section 11.13 Administrative Agent May File Proofs of Claim. In case of the pendency of any proceeding under any Debtor Relief Law or any other judicial proceeding relative to any Loan Party, the Administrative Agent (irrespective of whether the principal of any Loan shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on the Borrower) shall be entitled and empowered (but not obligated) by intervention in such proceeding or otherwise: (a) to file a verified statement pursuant to Rule 2019 of the Federal Rules of Bankruptcy Procedure that, in its sole opinion, complies with such Rule’s disclosure requirements for entities representing more than one creditor; (b) to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders and the Administrative Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders and the Administrative Agent and their respective agents and counsel and all other amounts due the Lenders and the Administrative Agent under Section 3.01(a) or Section 12.01) allowed in such judicial proceeding; and (c) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender to make such payments to the Administrative Agent and, in the event that the Administrative Agent shall consent to the making of such payments directly to the Lenders, to pay to the Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Administrative Agent and its agents and counsel, and any other amounts due the Administrative Agent under Section 3.01(a) or Section 12.01. To the extent that the payment of any such compensation, expenses, disbursements and advances of the Administrative Agent, its agents and counsel, and any other amounts due to the Administrative Agent under Section 3.01(a) or Section 12.01 out of the estate in any such proceeding, shall be denied for any reason, payment of the same shall be secured by a Lien on, and shall be paid out of, any and all distributions, dividends, money, securities and other properties that the Lenders may be entitled to receive in such proceeding whether in liquidation or under any plan of reorganization or arrangement or otherwise. Nothing contained herein shall be deemed to authorize the Administrative Agent to authorize or consent to or accept or adopt on behalf of any Lender any plan of reorganization, arrangement, adjustment or composition affecting the Obligations or the rights of any Lender or to authorize the Administrative Agent to vote in respect of the claim of any Lender in any such proceeding. #4848-1207-1386 157

ARTICLE XII MISCELLANEOUS Section 12.01 Payment of Expenses, etc. The Borrower hereby agrees to: (i) pay within 30 days of a written demand therefor, together with backup documentation supporting such reimbursement request, all reasonable and documented or invoiced out-of-pocket costs and expenses (a) of the Administrative Agent (limited in the case of legal fees to the reasonable and documented or invoiced fees, disbursements and other charges of one primary outside counsel and, if reasonably necessary, one firm of local counsel in each appropriate jurisdiction to the Administrative Agent, Joint Lead Arrangers and Lenders, taken as a whole, and in the case of any other advisor or consultant, solely to the extent that the Borrower has consented to the retention of such person) in connection with the preparation, execution, delivery and administration of this Agreement and the other Loan Documents and the documents and instruments referred to herein and therein and any amendment, modification, waiver or consent relating hereto or thereto, (b) of the Administrative Agent, Joint Lead Arrangers and their respective Affiliates in connection with its or their syndication of the Term Facility and (c) of the Administrative Agent and, after the occurrence and during the continuance of an Event of Default, each of the Lenders in connection with any (x) waiver of an Event of Default that has occurred and is continuing, (y) enforcement of this Agreement and the other Loan Documents and the documents and instruments referred to herein and therein or (z) refinancing or restructuring of the credit arrangements provided under this Agreement in the nature of a “work-out” or pursuant to any insolvency or bankruptcy proceedings (limited in the case of legal fees, in the case of each of clauses (x), (y) and (z) above, to the reasonable and documented or invoiced out-of-pocket costs and expenses of one primary counsel for the Administrative Agent, Joint Lead Arrangers, the Lenders and their respective Affiliates (taken as a whole), and one firm of local counsel in each appropriate jurisdiction (and in the event of any actual or perceived conflict of interest, one additional primary counsel for such affected parties taken as a whole)); and (ii) indemnify the Administrative Agent, each Joint Lead Arranger, each Lender and their Affiliates, and each of their respective officers, directors, employees, partners, advisors, representatives, agents, affiliates, controlling persons, trustees and investment advisors and each of their respective successors and assigns (each, an “Indemnified Person”) and hold each of them harmless from and against any and all liabilities, obligations (including removal or remedial actions), losses, damages, penalties, claims, actions, judgments, suits, costs, expenses and disbursements (limited in the case of legal fees to the reasonable and documented or invoiced fees and expenses of one counsel for all Indemnified Persons and, if reasonably necessary, one firm of local counsel in each appropriate jurisdiction (which may include a single special counsel acting in multiple jurisdictions)); provided that in the case of an actual or perceived conflict of interest notified to the Borrower by any Indemnified Person, such indemnity for fees and expenses shall extend to one additional primary counsel and one local counsel for such Indemnified Persons taken as a whole) incurred by, imposed on or assessed against any of them as a result of, or arising out of, or in any way related to, or by reason of, (a) any claim, investigation, litigation or other proceeding (whether or not the Administrative Agent, any Joint Lead Arranger or any Lender is a party thereto and whether or not such claim, investigation, litigation or other proceeding is brought by or on behalf of any Loan Party, the Permitted Holders and their respective Affiliates and creditors and any other third person) related to the entering into and/or performance of this Agreement, any other Loan Document or the proceeds of any Loans hereunder or the consummation of the Transactions or any other transactions contemplated herein or in any other Loan Document or the exercise of any of their rights or remedies provided herein or in the other Loan Documents, (b) the actual or alleged presence of Materials of Environmental Concern in the air, surface water or groundwater or on the surface or subsurface of any Real Property owned, leased or operated by Holdings or any of its Subsidiaries, (c) the Release, generation, storage, transportation, handling or disposal of Materials of Environmental Concern by Holdings or any of its Subsidiaries at any location, whether or not owned, leased or operated by Holdings or any of its Subsidiaries, (d) the non-compliance by Holdings or any of its Subsidiaries with any Environmental Law (including applicable permits issued thereunder), or (e) any Environmental Claim #4848-1207-1386 158

asserted against Holdings or any of its Subsidiaries with respect to any Real Property currently or formerly owned, leased or operated by Holdings or any of its Subsidiaries, including, in each case, without limitation, the reasonable fees and disbursements of counsel and other consultants incurred in connection therewith; provided that no Indemnified Person will be indemnified for any loss, claim, damage, liability, cost or expense to the extent it has resulted from (w) the gross negligence, bad faith or willful misconduct of such Indemnified Person or any of its officers, directors, managers, employees or controlled Affiliates (as determined by a court of competent jurisdiction in a final and non-appealable decision), (x) any settlement entered into by such Indemnified Person without the Borrower’s written consent (such consent not to be unreasonably withheld or delayed) (but if settled with the Borrowers’ written consent or if there is a final judgment against such Indemnified Person in any such claim, investigation, litigation or other proceeding, such Indemnified Person will be indemnified in accordance with this Section 12.01), (y) a material breach of its obligations under this Agreement or any other Loan Document by any such persons or one of its controlled Affiliates (as determined in a final non-appealable judgment of a court of competent jurisdiction) or (z) any dispute between and among Indemnified Persons (other than a dispute involving claims against the Administrative Agent or the Joint Lead Arrangers or any other agent or co-agent (if any) (and solely in the case of a co-agent, solely in connection with its syndication of the Term Facility) that a court of competent jurisdiction has determined in a final and non-appealable decision did not involve actions or omissions of any Affiliate of Holdings or its Subsidiaries. None of the Borrower, the Guarantors, the Administrative Agent, the Joint Lead Arrangers, any Lender, or any of their respective Affiliates or any other Indemnified Person shall be liable for any indirect, special, punitive, exemplary or consequential (including lost profits) damages in connection with this Agreement, the Transaction, the Term Facility, the Closing Date Commitment Letter or the use of proceeds therefrom; provided that nothing contained in this sentence shall limit the indemnity and reimbursement obligations set forth in this Section 12.01 of any Loan Party. To the extent that the undertaking to indemnify, pay or hold harmless the Administrative Agent or any Lender set forth in the preceding sentence may be unenforceable because it is violative of any law or public policy, the Borrower shall make the maximum contribution to the payment and satisfaction of each of the indemnified liabilities which is permissible under applicable law. For clarity, the term “Administrative Agent” as used in this Section 12.01 shall include the Administrative Agent acting in its capacity as Collateral Agent under the Loan Documents and any Auction Manager appointed pursuant to this Agreement. To the full extent permitted by applicable law, each of the Borrower, the Guarantors, the Administrative Agent, the Joint Lead Arrangers, any Lender, or any of their respective Affiliates or any other Indemnified Person shall not assert, and hereby waives, any claim against any Indemnified Person or any other Person party hereto or their respective Affiliates, on any theory of liability, for special, indirect, consequential (including lost profits), exemplary, punitive or incidental damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement or any agreement or instrument contemplated hereby, the transactions contemplated hereby or thereby, any Loan or the use of the proceeds thereof; provided that nothing contained in this sentence shall limit the indemnity and reimbursement obligations set forth in this Section 12.01 of any Loan Party. No Indemnified Person shall be liable for any damages arising from the use by unintended recipients of any information or other materials distributed by it through telecommunications, electronic or other information transmission systems in connection with this Agreement or the other Loan Documents or the transactions contemplated hereby or thereby, except to the extent the liability of such Indemnified Person results from such Indemnified Person’s gross negligence or willful misconduct (as determined by a court of competent jurisdiction in a final and non-appealable decision). No Loan Party, Permitted Holder nor any of their respective Affiliates will, without the prior consent of the relevant Indemnified Person, settle, compromise, consent to the entry of any judgment in or otherwise seek to terminate any proceeding in respect of which indemnification may be south pursuant to this Section 12.01 (irrespective of whether such Indemnified Person is party thereto) unless such settlement, compromise, consent or termination (a) includes an unconditional release of each #4848-1207-1386 159 relevant Indemnified Person from all liability arising out of or directly and indirectly relating thereto and (b) does not include a statement as to the admission, fault or culpability or failure to act by such Indemnified Person. Section 12.02 Right of Setoff. In addition to any rights now or hereafter granted under applicable law or otherwise, and not by way of limitation of any such rights, upon the occurrence and during the continuance of an Event of Default, the Administrative Agent and each Lender is hereby authorized at any time or from time to time, without presentment, demand, protest or other notice of any kind to any Loan Party or to any other Person, any such notice being hereby expressly waived, to set off and to appropriate and apply any and all deposits (general or special) and any other Indebtedness at any time held or owing by the Administrative Agent or such Lender (including, without limitation, by branches and agencies of the Administrative Agent or such Lender wherever located) to or for the credit or the account of Holdings or any of its Subsidiaries against and on account of the Obligations and liabilities of the Loan Parties to the Administrative Agent or such Lender under this Agreement or under any of the other Loan Documents, including, without limitation, all interests in Obligations purchased by such Lender pursuant to Section 12.04, and all other claims of any nature or description arising out of or in connection with this Agreement or any other Loan Document. To the extent permitted by law, each Participant also shall be entitled to the benefits of this Section 12.02 as though it were a Lender; provided that such Participant agrees to be subject to Section 12.06(b) as though it were a Lender. Section 12.03 Notices. (a) Except as otherwise expressly provided herein, all notices and other communications provided for hereunder shall be in writing (including telegraphic, telecopier or cable communication or other electronic communication) and mailed, telegraphed, telecopied, cabled or delivered: if to any Loan Party, at the address specified opposite its signature below or in the other relevant Loan Documents; if to any Lender, at its address specified on Schedule II or on the applicable Assignment and Assumption; and if to the Administrative Agent, at the Notice Office; or, as to any Loan Party or the Administrative Agent, at such other address as shall be designated by such party in a written notice to the other parties hereto and, as to each Lender, at such other address as shall be designated by such Lender in a written notice to the Borrower and the Administrative Agent. All such notices and communications shall, when mailed, telegraphed, telecopied, e-mailed or cabled or sent by overnight courier, be effective when deposited in the mails, delivered to the telegraph company, cable company or overnight courier, as the case may be, or sent by telecopier, except that notices and communications to the Administrative Agent and the Borrower shall not be effective until received by the Administrative Agent or the Borrower, as the case may be. (b) Notices and other communications to the Lenders and the other Secured Parties hereunder may be delivered or furnished by electronic communications pursuant to procedures approved by the Administrative Agent; provided that the foregoing shall not apply to notices pursuant to Article II unless otherwise agreed by the Administrative Agent and the applicable Lender. Each of the Administrative Agent, Holdings and the Borrower may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it; provided that approval of such procedures may be limited to particular notices or communications. Section 12.04 Benefit of Agreement; Assignments; Participations. (a) #4848-1207-1386 160

(i) Assignments. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that the Borrower may not assign or otherwise transfer any of their rights or obligations hereunder without the prior written consent of each affected Lender (and any attempted assignment or transfer by the Borrower without such consent shall be null and void). Subject to the conditions set forth in paragraphs (a)(ii), (a)(iii) and (a)(iv) below, any Lender may assign to one or more Eligible Assignees (each, an “Assignee”) (provided that the list of Disqualified Lenders shall be made available to the Lenders; provided, further, in no event shall the Administrative Agent have responsibility for monitoring the list of Disqualified Lenders) all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitments and the Loans at the time owing to it and the Note or Notes (if any) held by it) with the prior written consent (such consent not to be unreasonably conditioned, withheld or delayed) of: (A) the Borrower, provided that, except with respect to consents regarding Disqualified Lenders, such consent shall be deemed to have been given if the Borrower has not responded within 10 Business Days after notice by the Administrative Agent or the respective assigning Lender, provided, further, that no consent of the Borrower shall be required (x) in the case of any Lender, for an assignment of any Loan or any Commitment to a Lender, an Affiliate of a Lender, or an Approved Fund (as defined below), in each case, that is not a Disqualified Lender or (y) if a Significant Event of Default has occurred and is continuing, any other Eligible Assignee; provided, however, the consent of the Borrower shall not be required in connection with primary syndication to the extent the list of potential Lenders has already been identified by the Joint Lead Arrangers in consultation with the Borrower; and (B) the Administrative Agent, except with respect to an assignment of any Loan or any Commitment (i) to an Approved Fund, (ii) in the case of any Lender, to another Lender or an Affiliate of a Lender, (iii) to a Permitted Auction Purchaser in accordance with paragraph (a)(iii) below or (iv) to an Affiliated Lender in accordance with paragraph (a)(iv) below. (ii) Assignment Conditions. Assignments shall be subject to the following additional conditions: (A) except in the case of an assignment to a Lender, an Affiliate of a Lender or an Approved Fund or an assignment of the entire remaining amount of the assigning Lender’s Commitments or Loans under any Term Facility, the amount of the Commitments or Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent) shall not be less than $1,000,000 (provided that simultaneous assignments to or by two or more Approved Funds shall be aggregated for purposes of determining such amount) unless the Administrative Agent and the Borrower otherwise consent; provided, however, the consent of the Borrower shall not be required in connection with primary syndication to the extent the list of potential Lenders has already been identified by the Joint Lead Arrangers in consultation with the Borrower; (B) the parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption via an electronic settlement #4848-1207-1386 161 system acceptable to the Administrative Agent (or, if previously agreed with the Administrative Agent, manually); (C) the Assignee, if it is not already a Lender hereunder, shall deliver to the Administrative Agent an administrative questionnaire and the Internal Revenue Service forms described in Section 4.04(b) (including the Non-Bank Certificate, as applicable) and any forms described in Section 4.04(c) (if applicable); and (D) a $3,500 processing fee shall be paid in connection with any assignment (other than assignments (x) by or to UBS AG, Stamford Branch or its Affiliates or (y) in the case of an Assignee which is already a Lender or is an Affiliate or an Approved Fund of a Lender or a Person under common management with a Lender); provided that, for the avoidance of doubt, such processing fee shall be paid by the applicable Assignee or Lender assigning its Loans and/or Commitments and shall not be payable by Holdings, the Borrower or any of their respective Subsidiaries. This Section 12.04(a) shall not prohibit any Lender from assigning all or any portion of its rights and obligations among separate Term Facilities on a non-pro rata basis. For the purposes of this Section 12.04, “Approved Fund” means any Person (other than a natural person or a Disqualified Lender) that is engaged in making, purchasing, holding or investing in commercial loans and similar extensions of credit in the ordinary course and that is administered, advised or managed by (A) a Lender, (B) an Affiliate of a Lender or (C) an entity or an Affiliate of an entity that administers, advises or manages a Lender. (iii) Assignments to Permitted Auction Purchasers. Each Lender acknowledges that each Permitted Auction Purchaser is an Eligible Assignee hereunder and may purchase or acquire Term Loans hereunder from Lenders from time to time, (a) pursuant to Dutch Auctions open to all Lenders on a pro rata basis in accordance with the terms of this Agreement (including Section 12.04) or (b) notwithstanding Article II or Section 10.03 or 12.06 or any other provision of this agreement, open market purchases on a non pro-rata basis (“Open Market Purchase”), in each case subject to the restrictions set forth in the definition of “Eligible Assignee” and, in the case of Dutch Auctions, subject to the restrictions set forth in the definition of “Dutch Auction,” in each case, and subject to the following further limitations: (A) no Permitted Auction Purchaser shall be required to make a representation that, as of the date of any assignment, it is not in possession of information that has not been disclosed to the Administrative Agent, the Auction Manager and Lenders and that may be material to a Lender’s decision to participate in such assignment or purchase; and each Lender participating in any assignment to Permitted Auction Purchasers acknowledges and agrees that in connection with such assignment, (1) the Permitted Auction Purchasers then may have, and later may come into possession of material non-public information, (2) such Lender has independently and, without reliance on the Permitted Auction Purchasers or any of their Subsidiaries or the Administrative Agent, Auction Manager or any of their respective Related Parties, made its own analysis and determination to participate in such assignment notwithstanding such Lender’s lack of knowledge of the material non-public information, (3) none of the Permitted Auction Purchasers or any of their Subsidiaries shall be required to make any representation that it is not in possession of material non-public information, (4) none of the Permitted Auction Purchasers or any of their #4848-1207-1386 162

Subsidiaries or the Administrative Agent, the Auction Manager or any of their respective Related Parties shall have any liability to such Lender, and such Lender hereby waives and releases, to the extent permitted by law, any claims such Lender may have against the Permitted Auction Purchasers or any of their Subsidiaries or the Administrative Agent, the Auction Manager or any of their respective Related Parties, under applicable laws or otherwise, with respect to the nondisclosure of the material non-public information and (5) that the material non-public information may not be available to the Administrative Agent, the Auction Manager or the other Lenders; (B) each Permitted Auction Purchaser agrees that, notwithstanding anything herein or in any of the other Loan Documents to the contrary, with respect to any Auction Purchase or Open Market Purchase, (1) under no circumstances, whether or not any Loan Party is subject to a bankruptcy or other insolvency proceeding, shall such Permitted Auction Purchaser be permitted to exercise any voting rights or other privileges with respect to any Term Loans and any Term Loans that are assigned to such Permitted Auction Purchaser shall have no voting rights or other privileges under this Agreement and the other Loan Documents and shall not be taken into account in determining any required vote or consent and (2) such Permitted Auction Purchaser shall not receive information provided solely to Lenders by the Administrative Agent, the Auction Manager or any Lender and shall not be permitted to attend or participate in meetings or conference calls attended solely by Lenders, the Auction Manager and the Administrative Agent and their advisors; rather all Term Loans held by any Permitted Auction Purchaser shall be automatically Cancelled immediately upon the purchase or acquisition thereof in accordance with the terms of this Agreement (including Section 12.04); (C) at the time any Permitted Auction Purchaser is making purchases of Term Loans pursuant to a Dutch Auction or an Open Market Purchase it shall enter into an Assignment and Assumption; (D) immediately upon the effectiveness of each Auction Purchase or such Open Market Purchase, a Cancellation (it being understood that such Cancellation shall not, except in the manner set forth in Section 4.02(c), constitute a mandatory or a voluntary repayment of Term Loans for purposes of this Agreement) shall be automatically irrevocably effected with respect to all of the Term Loans and related Obligations subject to such Auction Purchase or such Open Market Purchase for no consideration, with the effect that such Term Loans and related Obligations shall for all purposes of this Agreement and the other Loan Documents no longer be outstanding, and the Borrower and the Guarantors shall no longer have any Obligations relating thereto, it being understood that such forgiveness and cancellation shall result in the Borrower and the Guarantors being irrevocably and unconditionally released from all claims and liabilities relating to such Obligations which have been so cancelled and forgiven, and the Collateral shall cease to secure any such Obligations which have been so cancelled and forgiven; (E) at the time of such Purchase Notice and Auction Purchase or Open Market Purchase, no Event of Default shall have occurred and be continuing or would result therefrom; and #4848-1207-1386 163

(F) no proceeds of the ABL Facility Loans shall be used to purchase Term Loans in any Auction Purchase or Open Market Purchase. If any Purchaser commences any Dutch Auction (and all relevant requirements set forth above which are required to be satisfied at the time of the commencement of such Dutch Auction have in fact been satisfied), and if at such time of commencement, the Purchaser reasonably believes that all required conditions set forth above which are required to be satisfied at the time of the purchase of Loans pursuant to such Dutch Auction shall be satisfied, then such Purchaser and the Loan Parties shall have no liability to any Lender for any termination of the respective Dutch Auction as a result of the failure to satisfy one or more of the conditions set forth above which are required to be met at the time which otherwise would have been the time of the purchase of Loans pursuant to the respective Dutch Auction, and any such failure shall not result in any Event of Default hereunder. With respect to all purchases of Loans pursuant to this Section 12.04, such purchases (and the payments made by the Purchaser and the Cancellation of the purchased Loans, in each case, in connection therewith) shall not be subject to any provisions hereunder that provides for the pro rata nature of payments to Lenders. Notwithstanding anything to the contrary herein, this Section 12.04(a)(iii) shall supersede any provisions in Section 12.06 to the contrary, and the Administrative Agent, the Auction Manager and the Lenders hereby consent to such Dutch Auctions, Open Market Purchases and the other transactions contemplated by this Section 12.04 (provided that no Lender shall have an obligation to participate in any such Dutch Auction or Open Market Purchase) and hereby (x) waive the requirements of any provision of this Agreement or any other Loan Document (including, without limitation, any provision that provides for the pro rata nature of payments to Lenders) that may otherwise prohibit any Dutch Auction, Open Market Purchase or any other transaction contemplated by this Section 12.04 and (y) agrees that purchases of the Loans by any Purchaser contemplated under this Section 12.04 shall not constitute Investments by the Loan Parties or their Subsidiaries. (iv) Assignments to Affiliated Lenders. Any Lender may, at any time, assign all or a portion of its rights and obligations with respect to Term Loans to an Affiliated Lender (including Affiliated Investment Funds) through (x) Dutch Auctions open to all Lenders on a pro rata basis or (y) open market purchases, in each case in accordance with the terms of this Agreement (including Section 12.04), subject, to the extent applicable, to the restrictions set forth in the definitions of “Eligible Assignee” and “Dutch Auction,” in each case, and subject to the following further limitations: (A) no Affiliated Lender shall be required to make a representation that, as of the date of any assignment, it is not in possession of information that has not been disclosed to the Administrative Agent, the Auction Manager and Lenders and that may be material to a Lender’s decision to participate in such assignment or purchase; and each Lender participating in any assignment to Affiliated Lender acknowledges and agrees that in connection with such assignment, (1) the Affiliated Lenders then may have, and later may come into possession of material non-public information, (2) such Lender has independently and, without reliance on the Affiliated Lenders or any of their Subsidiaries, Holdings, the Borrower or any of their Subsidiaries or the Administrative Agent, the Auction Manager or any of their respective Related Parties, made its own analysis and determination to participate in such assignment notwithstanding such Lender’s lack of knowledge of the material non-public information, (3) none of the Affiliated Lenders or any of their Subsidiaries or Holdings, the Borrower or any of their Subsidiaries shall be required to make any representation that it is not in possession of material non-public information, (4) none of the Affiliated Lenders or any of their Subsidiaries, Holdings, the Borrower or any of their Subsidiaries or the Administrative Agent, the Auction Manager or any of their respective Related Parties shall have any #4848-1207-1386 164 liability to such Lender, and such Lender hereby waives and releases, to the extent permitted by law, any claims such Lender may have against the Affiliated Lenders or any of their Subsidiaries, Holdings, the Borrower or any of their Subsidiaries or the Administrative Agent, the Auction Manager or any of their respective Related Parties, under applicable laws or otherwise, with respect to the nondisclosure of the material non-public information and (5) that the material non-public information may not be available to the Administrative Agent or the other Lenders (B) with respect to Restricted Affiliated Lenders only, notwithstanding anything in Section 12.12 or the definition of “Required Lenders” to the contrary, for purposes of determining whether the Lenders have (1) consented to any amendment, waiver or modification of any Loan Document (including such modifications pursuant to Section 12.12), (2) otherwise acted on any matter related to any Loan Document or (3) directed or required the Administrative Agent, the Auction Manager, the Collateral Agent or any Lender to undertake any action (or refrain from taking any action) with respect to or under any Loan Document, except in the case of any Restricted Affiliated Lender Amendment, the aggregate amount of Term Loans owed to the Restricted Affiliated Lenders or Term Loan Commitments of the Restricted Affiliated Lenders shall be disregarded for purposes of calculating Required Lenders; provided, however, if the Lenders (other than the Restricted Affiliated Lenders) shall have consented to such amendment, waiver or modification or otherwise approved such action, then the Restricted Affiliated Lender shall be deemed to have affirmatively consented to such amendment, waiver, modification or other action; provided further, any amendment, waiver or modification of any Loan Document that (v) reduces the principal amount of any Term Loans or the interest rate, fees or premium, if any, applicable thereto or otherwise reduces the Obligations, (w) increases the Term Loan Commitments of each Lender, (x) extends the dates on which any interest or principal payment would otherwise be due to a Lender, (y) requires the consent of each Lender directly and adversely affected thereby pursuant to the first proviso of Section 12.12(a) or (z) results in an adverse effect to a Restricted Affiliated Lender as compared to other Lenders (each of the foregoing clauses (x), (y) and (z) being a “Restricted Affiliated Lender Amendment”), in each case shall require the affirmative consent of each Restricted Affiliated Lender affected thereby; (C) Restricted Affiliated Lenders shall not receive (i) information provided solely to Lenders by the Administrative Agent, the Auction Manager or any Lender and shall not be permitted to attend or participate in meetings or conference calls attended solely by Lenders, the Auction Manager and the Administrative Agent and their advisors, other than the right to receive notices of Borrowings, notices of prepayments and other administrative notices in respect of its Term Loans or Term Loan Commitments required to be delivered to Lenders pursuant to Article II and (ii) advice of counsel to the Lenders, the Auction Manager or the Administrative Agent or challenge the attorney-client privilege afforded to such Persons; provided that Affiliated Investment Funds shall not be subject to such limitation; (D) at the time any Affiliated Lender is making purchases of Term Loans pursuant to a Dutch Auction or an open market purchase it shall enter into an Assignment and Assumption; (E) any Term Loans acquired by an Affiliated Lender may, with the consent of the Borrower, be contributed to the Borrower (whether through any of its #4848-1207-1386 165 direct or indirect parent entities or otherwise) and exchanged for Indebtedness or Capital Stock of such parent entity or the Borrower that are otherwise permitted to be issued by such entity at such time, provided that any such Term Loans so contributed shall be immediately Cancelled; (F) the aggregate principal amount of all Term Loans which may be purchased through Dutch Auctions or assigned through open market purchases shall not exceed (as calculated at the time of the consummation of any aforementioned Purchases or assignments) in the case of Restricted Affiliated Lenders and together with all other Restricted Affiliated Lenders, 25% of the aggregate principal amount of the Term Loans then outstanding and Term Loan Commitments; (G) notwithstanding any other provision herein to the contrary, in the event that a Loan Party is the subject of a proceeding of the type described in Section 10.01(f) (such proceeding, a “Loan Party Insolvency”), each Restricted Affiliated Lender shall grant to the Administrative Agent a power of attorney, giving the Administrative Agent the right to vote each Restricted Affiliated Lender’s claims on all matters submitted to the Lenders for consent in respect of such Loan Party Insolvency, and the Administrative Agent shall approve such claims in the same proportion as the majority of Lenders (other than Restricted Affiliated Lenders) that voted on each matter submitted to such Lenders for approval; provided that (1) the foregoing shall not permit the Administrative Agent to consent to, or refrain from, giving approval in respect of a plan of reorganization pursuant to Title 11 of the Bankruptcy Code of the Loan Party that is the subject of the Loan Party Insolvency (such plan of reorganization being a “Loan Party Plan of Reorganization”), if any Restricted Affiliated Lender would, as a consequence thereof, receive treatment under such Loan Party Plan of Reorganization that, on a ratable basis, would be inferior to that of the Lenders (other than such Restricted Affiliated Lenders) holding the same Tranche of Term Loans as the affected Restricted Affiliated Lender (such Lenders being, “Non-Restricted Persons”) and any such Loan Party Plan of Reorganization shall require the consent of such Restricted Affiliated Lender and (2) to the extent any Non-Restricted Person would receive superior treatment as part of any Loan Party Plan of Reorganization, as compared to any Restricted Affiliated Lender, pursuant to any investment made, or other action taken, by such Non-Restricted Person in accordance with such Loan Party Plan of Reorganization (but excluding the Term Facility), then such Restricted Affiliated Lender’s consent shall not be required, so long as such Restricted Affiliated Lender was afforded the opportunity to ratably participate in such investment or to take such action pursuant to the Loan Party Plan of Reorganization; and (H) no proceeds of the ABL Facility Loans shall be used to purchase Term Loans in any Dutch Auction Purchase or open market purchase. Notwithstanding anything to the contrary herein, this Section 12.04(a)(iv) shall supersede any provisions in Section 12.06 to the contrary. (v) Novation. Subject to acceptance and recording thereof pursuant to Section 12.04(a)(vi) below, from and after the effective date specified in each Assignment and Assumption the Assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released #4848-1207-1386 166 from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 2.11, 2.12, 4.04 and 12.01). (vi) Acceptance and Register. Upon its receipt of a duly completed Assignment and Assumption executed by an assigning Lender and an Assignee, the Assignee’s completed administrative questionnaire (unless the Assignee shall already be a Lender hereunder), together with (x) any processing and recordation fee and (y) any written consents to such assignment required by Section 12.04, the Administrative Agent shall promptly accept such Assignment and Assumption and record the information contained therein in the Register. No assignment shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this paragraph. (b) Any Lender may, without the consent of the Borrower or the Administrative Agent, sell participations in respect of Loans to one or more banks or other entities (other than the Sponsor, the Borrower or any of Holdings or the Sponsor’s or the Borrower’s Affiliates, a natural person, a Disqualified Lender or a Defaulting Lender (provided that the list of Disqualified Lenders shall be made available to the Lenders; provided, further, the Administrative Agent shall not be responsible or have any liability for, or have any duty to ascertain, inquire into, monitor the list of Disqualified Lenders or identities of, or enforce, compliance with the provisions hereof relating to Disqualified Lenders (and without limiting the generality of the foregoing, the Administrative Agent shall not (x) be obligated to ascertain, monitor or inquire as to whether any Lender or Participant or prospective lender or participant is a Disqualified Lender or (y) have any liability with respect to or arising out of any assignment or participation of Loans, or disclosure of confidential information, to any Disqualified Lender))) (a “Participant”) in all or a portion of such Lender’s rights and obligations with respect thereto; provided that (A) such Lender’s obligations under this Agreement shall remain unchanged, (B) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (C) the Borrower, the Administrative Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement. Any agreement pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver that (1) requires the consent of each Lender directly and adversely affected thereby pursuant to the first proviso of Section 12.12(a) and (2) directly affects such Participant. Each Lender that sells a participation shall, acting solely for this purpose as the non-fiduciary agent of the Borrower, maintain a register on which it enters the name and address of each Participant and the commitment of, and the principal amounts (and interest) of, each Participant’s interest in the Loans or other obligations under the Loan Documents (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register to any Person (including the identity of any Participant or any information relating to a Participant’s interest in any Commitments, Loans or its other obligations under any Loan Document) except to the extent that the relevant parties, acting reasonably and in good faith, determine that such disclosure is necessary to establish that such Commitment, Loan or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations and Section 1.163-5(b) of the Proposed United States Treasury Regulations. Unless otherwise required by the IRS, any disclosure required by the foregoing sentence shall be made by the relevant Lender directly and solely to the IRS. The entries in the Participant Register shall be conclusive and binding absent manifest error, and such #4848-1207-1386 167

Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register. (i) The Borrower agrees that (x) each Participant shall be entitled to the benefits of Sections 2.11 and 2.12 (subject to the requirements of those sections) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to Section 12.04(a) and (y) each Participant shall be entitled to the benefits of Section 4.04 (subject to the requirements and limitations therein, including the requirements under Section 4.04(b) (it being understood that the documentation required under Section 4.04(b) shall be delivered to the participating Lender)) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to Section 12.04(a). Notwithstanding the foregoing, no Participant shall be entitled to receive any greater payment under Section 2.11 or 4.04 than the applicable participating Lender would have been entitled to receive in respect of the amount of the participation transferred by such participating Lender to such Participant had no such participation occurred, except to the extent such entitlement to receive a greater payment results from a Change in Tax Law that occurs after the Participant acquired the applicable participation. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 12.02. (c) Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement (but not to the Sponsor, the Borrower or any of Holdings’ or the Sponsor’s or the Borrower’s Affiliates) to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank or any central bank, and this Section shall not apply to any such pledge or assignment of a security interest; provided that no such pledge or assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute any such pledgee or Assignee for such Lender as a party hereto or provide the respective pledgee or assignee any voting rights with respect to the pledged or assigned obligations. (d) The Borrower, upon receipt of written notice from the relevant Lender, agrees to issue Notes to any Lender requiring Notes to facilitate transactions of the type described in Section 12.04. (e) Each Lender, upon succeeding to an interest in Commitments or Loans, as the case may be, represents and warrants as of the effective date of the applicable Assignment and Assumption that it is an Eligible Assignee. (f) The Administrative Agent shall not have any liability for assignments or participations made to Disqualified Lenders or Affiliated Lenders (regardless of whether the consent of the Administrative Agent is required thereto), and none of the Borrower, any Lender nor any of their respective affiliates will bring any claim to such effect but, for the avoidance of doubt, the Administrative Agent shall not (i) be obligated to ascertain, monitor or inquire as to whether any Lender is a Disqualified Lender or (ii) have any liability with respect to any assignment of Term Loans to any Disqualified Lenders (other than for gross negligence or willful misconduct if the Borrower has not consented in writing to an assignment to a Disqualified Lender). Section 12.05 No Waiver; Remedies Cumulative. No failure or delay on the part of the Administrative Agent, the Collateral Agent or any Lender in exercising any right, power or privilege #4848-1207-1386 168 hereunder or under any other Loan Document and no course of dealing between the Borrower or any other Loan Party and the Administrative Agent, the Collateral Agent or any Lender shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or under any other Loan Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder or thereunder. The rights, powers and remedies herein or in any other Loan Document expressly provided are cumulative and not exclusive of any rights, powers or remedies which the Administrative Agent, the Collateral Agent or any Lender would otherwise have. No notice to or demand on any Loan Party in any case shall entitle any Loan Party to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Administrative Agent, the Collateral Agent or any Lender to any other or further action in any circumstances without notice or demand. Section 12.06 Payments Pro Rata. (a) Except as otherwise provided in this Agreement, the Administrative Agent agrees that promptly after its receipt of each payment from or on behalf of the Borrower in respect of any Obligations hereunder, the Administrative Agent shall distribute such payment to the Lenders entitled thereto (other than any Lender that has consented in writing to waive its pro rata share of any such payment) pro rata (or in accordance with the Security Documents, as applicable) based upon their respective shares, if any, of the Obligations with respect to which such payment was received. (b) Each of the Lenders agrees that, if it should receive any amount hereunder (whether by voluntary payment, by realization upon security, by the exercise of the right of setoff or banker’s lien, by counterclaim or cross action, by the enforcement of any right under the Loan Documents, or otherwise), which is applicable to the payment of the principal of, or interest on, the Loans or Fees, of a sum which with respect to the related sum or sums received by other Lenders is in a greater proportion than the total of such Obligation then owed and due to such Lender bears to the total of such Obligation then owed and due to all of the Lenders immediately prior to such receipt, then such Lender receiving such excess payment shall purchase for cash without recourse or warranty from the other Lenders an interest in the Obligations of the respective Loan Party to such Lenders in such amount as shall result in a proportional participation by all the Lenders in such amount; provided that if all or any portion of such excess amount is thereafter recovered from such Lenders, such purchase shall be rescinded and the purchase price restored to the extent of such recovery, but without interest. (c) Notwithstanding anything to the contrary contained herein, the provisions of the preceding Sections 12.06(a) and (b) shall be subject to the provisions of this Agreement which (i) require, or permit, differing payments to be made to Non-Defaulting Lenders as opposed to Defaulting Lenders and (ii) permit disproportionate payments with respect to the Loans as, and to the extent, provided herein. Section 12.07 Calculations; Computations. (a) All accounting terms not specifically or completely defined herein shall be construed in conformity with, and all financial data (including financial ratios and other financial calculations) required to be submitted pursuant to this Agreement shall be prepared in conformity with, GAAP, except as otherwise specifically prescribed herein. (b) If at any time any change in GAAP or in the application of GAAP would affect the computation of Excess Cash Flow or any financial ratio or financial term or definition set #4848-1207-1386 169 forth in any Loan Document and either the Borrower or the Required Lenders shall so request, the Administrative Agent, the Lenders and the Borrower shall negotiate in good faith to amend (subject to the approval of the Required Lenders) such ratio or covenant to preserve the original intent thereof in light of such change in (or in the application of) GAAP; provided that, until so amended, (i) Excess Cash Flow and such ratio shall continue to be computed in accordance with GAAP prior to such change and (ii) the Borrower shall provide to the Administrative Agent financial statements and other documents required under this Agreement or as reasonably requested hereunder setting forth a reconciliation between calculations of Excess Cash Flow or such ratio or financial covenant made before and after giving effect to such change in (or in the application of) GAAP as is reasonably necessary to demonstrate the calculation of Excess Cash Flow and compliance (or non-compliance) with such ratio. (c) Notwithstanding anything to the contrary contained herein, (i) other than with respect to the delivery if financial statements pursuant to Sections 7.01(a), (b) and (c), (x) the consolidation of the accounts of Holdings and its Restricted Subsidiaries shall not include the consolidation of the accounts of any Unrestricted Subsidiary and (y) all financial calculations, definitions and computations shall made without the inclusion of any Unrestricted Subsidiary, for such purposes deeming any Unrestricted Subsidiary as not existing at the time any determination is made with respect to such financial calculation, definition or computation, (ii) all financial statements shall be prepared, and the Total Secured Net Leverage Ratio, the First Lien Net Leverage Ratio and Total Net Leverage Ratio shall be calculated, in each case, without giving effect to any election under FASB ASC 825 (or any similar accounting principle) permitting a Person to value its financial liabilities at the fair value thereof or the application of FAS 133, FAS 150 or FAS 123r (to the extent that the pronouncements in FAS 123r result in recording an equity award as a liability on the consolidated balance sheet of Holdings and its Subsidiaries in the circumstance where, but for the application of the pronouncements, such award would have been classified as equity) and (iii) with respect to any period during which the Transactions or any Specified Transaction occurs, the calculation of the Total Net Leverage Ratio, Total Secured Net Leverage Ratio, First Lien Net Leverage Ratio, Interest Coverage Ratio, Consolidated EBITDA and Consolidated Total Assets or for any other purpose hereunder, with respect to such period shall be made on a Pro Forma Basis. For the avoidance of doubt, notwithstanding any changes in GAAP after the Closing Date that would require lease obligations that would be treated as operating leases as of the Closing Date to be classified and accounted for as Capital Lease Obligations or otherwise reflected on the consolidated balance sheet of Holdings and its Subsidiaries, such obligations shall continue to be excluded from the definition of Indebtedness and Capital Lease Obligations. (d) All computations of interest and other Fees hereunder shall be made on the basis of a year of 360 days (except for interest calculated by reference to the Prime Lending Rate which shall be based on a year of 365 or 366 days, as applicable) for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest or Fees are payable. Section 12.08 GOVERNING LAW; SUBMISSION TO JURISDICTION; VENUE; WAIVER OF JURY TRIAL. (a) THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER SHALL, EXCEPT AS OTHERWISE PROVIDED IN ANY MORTGAGE, BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK (WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES). ANY LEGAL #4848-1207-1386 170

ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, IN EACH CASE WHICH ARE LOCATED IN THE COUNTY OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS. EACH OF THE PARTIES HERETO HEREBY FURTHER IRREVOCABLY WAIVES ANY CLAIM THAT ANY SUCH COURTS LACK PERSONAL JURISDICTION OVER SUCH PERSON, AND AGREES NOT TO PLEAD OR CLAIM, IN ANY LEGAL ACTION PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT BROUGHT IN ANY OF THE AFOREMENTIONED COURTS, THAT SUCH COURTS LACK PERSONAL JURISDICTION OVER SUCH PERSON. EACH OF THE PARTIES HERETO FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO SUCH PERSON AT ITS ADDRESS SET FORTH OPPOSITE ITS SIGNATURE BELOW, SUCH SERVICE TO BECOME EFFECTIVE 30 DAYS AFTER SUCH MAILING. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY OBJECTION TO SUCH SERVICE OF PROCESS AND FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY ACTION OR PROCEEDING COMMENCED HEREUNDER OR UNDER ANY OTHER LOAN DOCUMENT THAT SERVICE OF PROCESS WAS IN ANY WAY INVALID OR INEFFECTIVE. NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE ADMINISTRATIVE AGENT, ANY LENDER OR THE HOLDER OF ANY NOTE TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST HOLDINGS, THE BORROWER OR ANY OTHER LOAN PARTY IN ANY OTHER JURISDICTION. (b) EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY OF THE AFORESAID ACTIONS OR PROCEEDINGS ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT BROUGHT IN THE COURTS REFERRED TO IN CLAUSE (a) ABOVE AND HEREBY FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. (c) EACH OF THE PARTIES TO THIS AGREEMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. Section 12.09 Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A set of counterparts executed by all the parties hereto shall be lodged with the Borrower and the Administrative Agent. Delivery of an executed counterpart by facsimile or electronic transmission shall #4848-1207-1386 171 be as effective as delivery of an original executed counterpart. Delivery of an executed counterpart by facsimile or electronic transmission shall be as effective as delivery of an original executed counterpart. Section 12.10 Effectiveness. This Agreement shall become effective on Closing Date on which (a) Holdings, the Borrower, each Subsidiary Guarantor, the Administrative Agent and each of the Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered the same to the Administrative Agent at the Notice Office or, in the case of the Lenders, shall have given to the Administrative Agent written or telex notice (actually received) at such office that the same has been signed and mailed to it and (b) the conditions precedent set forth in Section 6.01 have been waived or satisfied. The Administrative Agent will give Holdings, the Borrower and each Lender prompt written notice of the occurrence of the Closing Date. Section 12.11 Headings Descriptive. The headings of the several sections and subsections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement. Section 12.12 Amendment or Waiver; etc. (a) No amendment or waiver of any provision of this Agreement or any other Loan Document, and no consent with respect to any departure by any Loan Party therefrom, shall be effective unless the same shall be in writing and signed by the Required Lenders (or by the Administrative Agent with the consent of the Required Lenders) and the Borrower and then such waiver shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that only the consent of the Lenders directly and adversely affected thereby (or by the Administrative Agent with the consent of all the Lenders directly and adversely affected thereby) and of the Borrower shall be required to do any of the following: (i) increase or extend the Commitment of such Lender (or reinstate any Commitment terminated pursuant to Section 10.02(a)); (ii) postpone or delay any date fixed for, or reduce or waive, any scheduled installment of principal or any payment of interest (other than default interest), fees or other amounts due to the Lenders (or any of them) hereunder or under any other Loan Document (for the avoidance of doubt, mandatory prepayments may be postponed, delayed, reduced, waived or modified with the consent of Required Lenders); (iii) reduce the principal of, or (except as set forth in Section 2.11(f)) the rate of interest specified herein (it being agreed that waiver or reduction of the default interest margin shall only require the consent of Required Lenders) or the amount of interest payable in cash specified herein on any Loan, or of any fees or other amounts payable hereunder or under any other Loan Document; (iv) change the percentage of the Commitments or of the aggregate unpaid principal amount of the Loans which shall be required for the Lenders or any of them to take any action hereunder; (v) reduce the voting thresholds in this Section 12.12 or the definition of Required Lenders or any provision providing for consent or other action by all Lenders; (vi) discharge any Loan Party from its respective payment Obligations under the Loan Documents (other than in connection with any release of any Loan Party #4848-1207-1386 172 pursuant to a transaction expressly permitted hereunder), or subordinate the Liens on or release all or substantially all of the Collateral, except as otherwise may be provided in this Agreement or the other Loan Documents; (vii) amend or modify the pro-rata sharing provisions contained in Sections 2.08, 4.01(b), 4.02(e), 4.02(f), 4.02(g) or 12.06; or (viii) amend or modify Section 10.03 (or the order of application provisions thereof); provided that, for the avoidance of doubt, all Lenders shall be deemed directly and adversely affected thereby with respect to any amendment, waiver or consent described in clauses (v) and (vi) above. (b) No amendment, waiver or consent shall, unless in writing and signed by the Administrative Agent, in addition to the Required Lenders or all Lenders directly affected thereby, as the case may be (or by the Administrative Agent with the consent of the Required Lenders or all the Lenders directly and adversely affected thereby, as the case may be), affect the rights or duties of the Administrative Agent, under this Agreement or any other Loan Document. (c) Notwithstanding anything to the contrary contained in this Section 12.12, (i) Administrative Agent may amend Schedule I to reflect assignments entered into pursuant to Section 12.04, and (ii) the Administrative Agent and the Borrower may amend or modify this Agreement and any other Loan Document to grant a new Lien for the benefit of the Secured Parties, extend an existing Lien over additional property for the benefit of the Secured Parties or join additional Persons as Loan Parties. (d) Notwithstanding the foregoing, this Agreement may be amended (or amended and restated) with the written consent of the Required Lenders, the Administrative Agent and the Borrower (i) to add one or more additional credit facilities to this Agreement or to increase the amount of the existing facilities under this Agreement and to permit the extensions of credit from time to time outstanding thereunder and the accrued interest and fees in respect thereof to share ratably in the benefits of this Agreement and the other Loan Documents with the Term Loans and the accrued interest and fees in respect thereof, (ii) to permit any such additional credit facility which is a term loan facility or any such increase in the Term Facility to share ratably in prepayments with the Term Loans and (iii) to include appropriately the Lenders holding such credit facilities in any determination of the Required Lenders. (e) Notwithstanding anything to the contrary contained in this Section 12.12, (i) the Borrower, the Administrative Agent and each Lender agreeing to make Incremental Term Loans (or extend Commitments with respect thereto) may, in accordance with the provisions of Section 2.15, enter into an Incremental Amendment without the consent of the Required Lenders, provided that after the execution and delivery by the Borrower, the Administrative Agent and each such Lender of such Incremental Amendment, such Incremental Amendment may thereafter only be modified in accordance with the requirements of Section 12.12(a), (b) or (c), respectively, (ii) only the parties specified in Section 2.17 shall be required to effectuate a Refinancing Amendment, and (iii) only parties specified in Section 2.16 shall be required to effectuate an Extension. (f) Notwithstanding anything to the contrary contained in this Section 12.12, (x) Security Documents (including any Additional Security Documents) and related documents #4848-1207-1386 173 executed by Subsidiaries in connection with this Agreement may be in a form reasonably determined by the Administrative Agent and may be amended, supplemented and waived with the consent of the Administrative Agent and the Borrower without the need to obtain the consent of any other Person if such amendment, supplement or waiver is delivered in order (i) to comply with local law or advice of local counsel, (ii) to cure ambiguities, omissions, mistakes or defects or (iii) to cause such Security Document or other document to be consistent with this Agreement and the other Loan Documents and (y) if following the Closing Date, the Administrative Agent and any Loan Party shall have jointly identified an ambiguity, inconsistency, obvious error or any error or omission of a technical or immaterial nature, in each case, in any provision of the Loan Documents, then the Administrative Agent and the Loan Parties shall be permitted to amend such provision and such amendment shall become effective without any further action or consent of any other party to any Loan Documents if the same is not objected to in writing by the Required Lenders within five (5) Business Days following receipt of notice thereof. (g) Notwithstanding the foregoing, the Administrative Agent may amend an Intercreditor Agreement (or enter into a replacement thereof), additional Security Documents and/or replacement Security Documents (including a collateral trust agreement) in connection with the incurrence of (a) any Indebtedness permitted under Section 8.01 to provide that a Representative acting on behalf of the holders of such Indebtedness shall become a party thereto and shall have rights to share in the Collateral on a pari passu basis (but without regard to the control of remedies) with the Obligations and (b) any Indebtedness permitted under Section 8.01 to provide that a Representative acting on behalf of the holders of such Indebtedness shall become a party thereto and shall have rights to share in the Collateral on a junior lien, subordinated basis to the Obligations and the obligations in respect of any Indebtedness described in clause (a) above. (h) If, in connection with any proposed change, waiver, discharge or termination of or to any of the provisions of this Agreement as contemplated by clauses (i) through (iv), inclusive, of the first proviso to Section 12.12(a), the consent of the Required Lenders is obtained but the consent of one or more of such other Lenders whose consent is required is not obtained, then the Borrower shall have the right, so long as all non-consenting Lenders whose individual consent is required are treated as described below, to (i) replace each such non-consenting Lender or Lenders (or, at the option of the Borrower, if the respective Lender’s consent is required with respect to less than all Tranches of Loans (or related Commitments), to replace only Loans of the respective non-consenting Lender which gave rise to the need to obtain such Lender’s individual consent) with one or more Replacement Lenders pursuant to Section 2.14 or (ii) terminate the Commitment of such Lender and repay all Obligations of the Borrower owing to such Lender relating to the Loans and participations held by such Lender as of such termination date. (i) Notwithstanding anything to the contrary contained in this Section 12.12, if at any time after the Closing Date, the Administrative Agent and the Borrower shall have jointly identified an obvious error (including, but not limited to, an incorrect cross-reference) or any error or omission of a technical or immaterial nature, in each case, in any provision of this Agreement or any other Loan Document (including, for the avoidance of doubt, any exhibit, schedule or other attachment to any Loan Document), then the Administrative Agent (acting in its sole discretion) and the Borrower or any other relevant Loan Party shall be permitted to amend such provision. The Administrative Agent shall notify the Lenders of such amendment and such amendment shall become effective five (5) Business Days after such notification unless #4848-1207-1386 174 the Required Lenders object to such amendment in writing delivered to the Administrative Agent prior to such time. Section 12.13 Survival. All indemnities set forth herein including, without limitation, in Sections 2.11, 2.12, 4.04, 11.06, 11.12 and 12.01 and the representations and warranties set forth in Article V of this Agreement shall survive the execution, delivery and termination of this Agreement and the Notes, or the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender, and the making, repayment, satisfaction, or discharge of the Obligations. Section 12.14 Domicile of Loans. Each Lender may transfer and carry its Loans at, to or for the account of any office, Subsidiary or Affiliate of such Lender. Notwithstanding anything to the contrary contained herein, to the extent that a transfer of Loans pursuant to this Section 12.14 would, at the time of such transfer, result in increased costs under Section 2.11, 2.12 or 4.04 from those being charged by the respective Lender prior to such transfer, then the Borrower shall not be obligated to pay such increased costs (although the Borrower shall be obligated to pay any other increased costs of the type described above resulting from changes in any applicable law, treaty, government rule, regulation, guideline or order, or in the official interpretation thereof, after the date of the respective transfer). Section 12.15 Register. The Borrower hereby designates the Administrative Agent to serve as its non-fiduciary agent, solely for purposes of this Section 12.15, to maintain a register (the “Register”) on which it will record from time to time the name and address of each Lender, the Commitments, the principal amounts of the Loans and any other obligations under the Loan Documents, and the amounts of interest due thereon, owing to each Lender pursuant the terms hereof and any Note. Failure to make any such recordation, or any error in such recordation, shall not affect the Borrower’s obligations in respect of such Loans or other obligations under the Loan Documents. The entries in the Register shall be conclusive absent manifest error, and the Borrower, the Administrative Agent and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement. With respect to any Lender, the transfer of the Commitments of such Lender and the rights to the principal of, and interest on, any Loans and any other obligations under the Loan Documents owing to such Lender shall not be effective until such transfer is recorded on the Register maintained by the Administrative Agent and prior to such recordation all amounts owing to the transferor with respect to such Commitments and Loans and other obligations under the Loan Documents shall remain owing to the transferor. The registration of assignment or transfer of all or part of any Commitments, Loans or other obligations under the Loan Documents shall be recorded by the Administrative Agent on the Register upon and only upon the acceptance by the Administrative Agent of a properly executed and delivered Assignment and Assumption pursuant to Section 12.04. Upon such acceptance and recordation, the assignee specified therein shall be treated as a Lender for all purposes of this Agreement. Coincident with the delivery of such an Assignment and Assumption to the Administrative Agent for acceptance and registration of assignment or transfer of all or part of a Loan, or as soon thereafter as practicable, the assigning or transferor Lender shall surrender the Note (if any) evidencing such Loan, and thereupon one or more new Notes in the same aggregate principal amount shall be issued to the assignee or transferee Lender at the request of any such Lender. The Borrower agrees to indemnify the Administrative Agent from and against any and all losses, claims, damages and liabilities of whatsoever nature which may be imposed on, asserted against or incurred by the Administrative Agent in performing its duties under this Section 12.15 to the same extent that the Administrative Agent is otherwise indemnified pursuant to Section 12.01. The Register shall be available for inspection by the Borrower and any Lender, at any reasonable time and from time to time upon reasonable prior notice, provided that the information contained in the Register which is shared with each Lender (other than the Administrative Agent and its affiliates) shall be limited to the entries #4848-1207-1386 175 with respect to such Lender including the Commitment of, or principal amount of and interest on the Loans owing to such Lender. Section 12.16 Confidentiality. (a) Subject to the provisions of clause (b) of this Section 12.16, each Lender agrees that it will use its commercially reasonable efforts not to disclose without the prior consent of Holdings (other than to its employees, auditors, advisors, agents, service providers, representatives or counsel or to another Lender if such Lender or such Lender’s holding or parent company in its sole discretion determines that any such party should have access to such information, provided such Persons shall be subject to the provisions of this Section 12.16 to the same extent as such Lender) any information with respect to Holdings or any of its Subsidiaries which is now or in the future furnished pursuant to this Agreement or any other Loan Document, provided that any Lender may disclose any such information (i) as has become generally available to the public other than by virtue of a breach of this Section 12.16(a) by the respective Lender, (ii) upon the request or demand of any regulatory authority (including, without limitation, any self-regulatory authority) having jurisdiction over such Lender or any of their affiliates (in which case the Lenders agree, to the extent practicable and not prohibited by applicable law, to inform you promptly thereof prior to disclosure (except with respect to any audit or examination conducted by bank accountants or any governmental bank regulatory authority exercising examination or regulatory authority (including, without limitation, any self-regulatory authority) or in cases where any governmental and/or regulatory authority had requested otherwise)), (iii) as may be required or appropriate in respect to any summons or subpoena or in connection with any litigation, (iv) in order to comply with any law, order, regulation or ruling applicable to such Lender, (v) to the Administrative Agent or the Collateral Agent, (vi) to any direct or indirect contractual counterparty in any swap, hedge or similar agreement (or to any such contractual counterparty’s professional advisor), so long as such contractual counterparty (or such professional advisor) agrees to be bound by the provisions of this Section 12.16, (vii) to any prospective or actual transferee, pledgee or assignee under Section 12.04(c) or Participant in connection with any contemplated transfer or participation of any of the Notes or Commitments or any interest therein by such Lender, provided that such prospective transferee agrees to be bound by the confidentiality provisions contained in this Section 12.16, (viii) on a confidential basis to any rating agency in connection with any rating of the Loan Parties or the Term Facility, (ix) on a confidential basis to the CUSIP Service Bureau or any similar agency in connection with the issuance and monitoring of CUSIP numbers with respect to the Loans and (x) in connection with the exercise of remedies under this Agreement or any other Loan Document or any action or proceeding relating to the enforcement of rights under this Agreement or the other Loan Documents. In addition, each of the Administrative Agent and the Collateral Agent and each Lender may disclose the existence of this Agreement and the information about this Agreement to market data collectors, similar service providers to the lending industry, and service providers to the Administrative Agent, the Collateral Agent and the Lenders in connection with the administration and management of this Agreement and the other Loan Documents. (b) Each of Holdings and the Borrower hereby acknowledges and agrees that each Lender, Administrative Agent and Collateral Agent may share with any of its affiliates, and such affiliates may share with such Lender, any information related to Holdings or any of its Subsidiaries (including, without limitation, any non-public customer information regarding the creditworthiness of Holdings and its Subsidiaries), provided such Persons shall be subject to the provisions of this Section 12.16 to the same extent as such Lender. #4848-1207-1386 176

Section 12.17 Patriot Act. Each Lender subject to the Patriot Act hereby notifies Holdings and the Borrower that pursuant to the requirements of the Patriot Act, it is required to obtain, verify and record information that identifies Holdings, the Borrower and the other Loan Parties and other information that will allow such Lender to identify Holdings, the Borrower and the other Loan Parties in accordance with the Patriot Act. Section 12.18 Interest Rate Limitation. Notwithstanding anything to the contrary contained in any Loan Document, the interest paid or agreed to be paid under the Loan Documents shall not exceed the maximum rate of non-usurious interest permitted by applicable law (the “Maximum Rate”). If the Administrative Agent or any Lender shall receive interest in an amount that exceeds the Maximum Rate, the excess interest shall be applied to the principal of the Loans or, if it exceeds such unpaid principal, refunded to the Borrower. In determining whether the interest contracted for, charged, or received by the Administrative Agent or a Lender exceeds the Maximum Rate, such Person may, to the extent permitted by applicable law, (a) characterize any payment that is not principal as an expense, fee, or premium rather than interest, (b) exclude voluntary prepayments and the effects thereof, and (c) amortize, prorate, allocate, and spread in equal or unequal parts the total amount of interest throughout the contemplated term of the Obligations hereunder. Section 12.19 Secured Swap Agreement and Secured Cash Management Agreements. At any time prior to or within 30 days after any Loan Party enters into any Swap Agreement or Cash Management Agreement, if the applicable Loan Party and counterparty desire that the monetary obligations in respect of such Swap Agreement or the Cash Management Obligations in respect of such Cash Management Agreement be treated as an “Obligation” hereunder with rights in respect of payment of proceeds of the Collateral in accordance with the waterfall provisions set forth in the applicable Security Documents, the Borrower and the counterparty to such Swap Agreement or Cash Management Agreement, as the case may be, may notify the Administrative Agent in writing (to be acknowledged by the Administrative Agent (provided that the failure to provide such acknowledgement shall not affect the treatment of such Swap Agreement or Cash Management Agreement as a “Secured Swap Agreement” or “Secured Cash Management Agreement”, as applicable)) that (x) such Swap Agreement is to be a “Secured Swap Agreement” (a “Secured Swap Agreement”) or (y) such Cash Management Agreement is to be a “Secured Cash Management Agreement” (a “Secured Cash Management Agreement”), so long as the following conditions are satisfied: (i) in the case of a Swap Agreement, such Swap Agreement is entered into with a Qualified Counterparty; and (ii) in the case of Cash Management Agreements, such Cash Management Agreement is with a counterparty that is the Administrative Agent, a Joint Lead Arranger or a Lender or an Affiliate of the Administrative Agent, a Joint Lead Arranger or a Lender. Until such time as the Borrower and the counterparty to such Swap Agreement or Cash Management Agreement, as the case may be, deliver (and the Administrative Agent acknowledges (provided that the failure to provide such acknowledgement shall not affect the treatment of such Swap Agreement or Cash Management Agreement as a “Secured Swap Agreement” or “Secured Cash Management Agreement”, as applicable)) such notice as described above, such Swap Agreement or Cash Management Agreement shall not constitute a Secured Swap Agreement or Secured Cash Management Agreement, as the case may be. The parties hereto understand and agree that the provisions of this Section 12.19 are made for the benefit of the Administrative Agent, each Joint Lead Arranger, each Lender and their respective Affiliates, which become parties to Secured Swap Agreements or Secured Cash Management Agreements, as applicable, and agree that any amendments or modifications to the #4848-1207-1386 177 provisions of this Section 12.19 shall not be effective with respect to any Secured Swap Agreement or Secured Cash Management Agreement, as the case may be, entered into prior to the date of the respective amendment or modification of this Section 12.19 (without the written consent of the relevant parties thereto). The Administrative Agent accepts no responsibility and shall have no liability for the calculation of the exposure owing by the Loan Parties under any such Secured Swap Agreement and/or Secured Cash Management Agreement, and shall be entitled in all cases to rely on the applicable notice provided by the Borrower and the applicable counterparty to such Swap Agreement or Cash Management Agreement as set forth above. No Secured Party that obtains the benefits of the Guarantee or any Collateral by virtue of the provisions hereof or any Security Document shall have any right to notice of any action or to consent, direct or object to any action hereunder or under any other Loan Document or otherwise in respect of the Collateral (including the release or impairment of any Collateral) other than in its capacity as a Lender and, in such case, only to the extent expressly provided in the Loan Documents. Section 12.20 Lender Action. Each Lender agrees that it shall not take or institute any actions or proceedings, judicial or otherwise, for any right or remedy against any Loan Party or any other obligor under any of the Loan Documents (including the exercise of any right of setoff, rights on account of any banker’s lien or similar claim or other rights of self-help), or institute any actions or proceedings, or otherwise commence any remedial procedures, with respect to any Collateral or any other property of any such Loan Party, unless expressly provided for herein or in any other Loan Document, without the prior written consent of the Administrative Agent. The provisions of this Section 12.20 are for the sole benefit of the Lenders and shall not afford any right to, or constitute a defense available to, any Loan Party. Section 12.21 Other Liens on Collateral; Terms of Intercreditor Agreements; etc. (a) EACH LENDER HERETO UNDERSTANDS, ACKNOWLEDGES AND AGREES THAT (I) LIENS SHALL BE CREATED ON THE COLLATERAL PURSUANT TO THE ABL FACILITY DOCUMENTS, WHICH LIENS (X) TO THE EXTENT CREATED WITH RESPECT TO ABL PRIORITY COLLATERAL, SHALL BE SENIOR TO THE LIENS CREATED UNDER THIS AGREEMENT AND THE LOAN DOCUMENTS (PURSUANT TO THE TERMS OF THE ABL/TERM LOAN INTERCREDITOR AGREEMENT) AND (Y) TO THE EXTENT CREATED WITH RESPECT TO TERM PRIORITY COLLATERAL, SHALL BE JUNIOR TO THE LIENS CREATED UNDER THIS AGREEMENT AND THE LOAN DOCUMENTS (PURSUANT TO THE TERMS OF THE ABL/TERM LOAN INTERCREDITOR AGREEMENT), AND (II) LIENS SHALL BE CREATED ON THE COLLATERAL PURSUANT TO THE SECOND LIEN LOAN DOCUMENTS, WHICH LIENS SHALL BE JUNIOR TO THE LIENS CREATED UNDER THIS AGREEMENT AND THE LOAN DOCUMENTS (PURSUANT TO THE TERMS OF THE FIRST LIEN/SECOND LIEN INTERCREDITOR AGREEMENT). EACH OF THE ABL/TERM LOAN INTERCREDITOR AGREEMENT AND THE FIRST LIEN/SECOND LIEN INTERCREDITOR AGREEMENT ALSO HAS OTHER PROVISIONS WHICH ARE BINDING UPON THE LENDERS AND THE OTHER SECURED PARTIES PURSUANT TO THIS AGREEMENT. PURSUANT TO THE EXPRESS TERMS OF THE ABL/TERM INTERCREDITOR AGREEMENT AND THE FIRST LIEN/SECOND LIEN INTERCREDITOR AGREEMENT, IN THE EVENT OF ANY CONFLICT BETWEEN THE TERMS OF THE ABL/TERM INTERCREDITOR AGREEMENT OR THE FIRST LIEN/SECOND LIEN INTERCREDITOR AGREEMENT, AS THE CASE MAY BE, AND ANY OF THE OTHER LOAN DOCUMENTS, THE PROVISIONS OF THE ABL/TERM INTERCREDITOR AGREEMENT OR THE FIRST LIEN/SECOND LIEN INTERCREDITOR AGREEMENT, AS APPLICABLE, SHALL GOVERN AND CONTROL. #4848-1207-1386 178

(b) THE PROVISIONS OF THIS SECTION 12.21 ARE NOT INTENDED TO SUMMARIZE ALL RELEVANT PROVISIONS OF (A) THE ABL/TERM LOAN INTERCREDITOR AGREEMENT, THE FORM OF WHICH IS ATTACHED AS AN EXHIBIT TO THIS AGREEMENT, (B) THE FIRST LIEN/SECOND LIEN INTERCREDITOR AGREEMENT, THE FORM OF WHICH IS ATTACHED AS AN EXHIBIT TO THIS AGREEMENT OR (C) ANY OTHER INTERCREDITOR AGREEMENT, WHICH WILL BE IN THE FORM APPROVED BY THE ADMINISTRATIVE AGENT AS PERMITTED BY THIS AGREEMENT. REFERENCE MUST BE MADE TO THE ABL/TERM LOAN INTERCREDITOR AGREEMENT, THE FIRST LIEN/SECOND LIEN INTERCREDITOR AGREEMENT OR SUCH OTHER INTERCREDITOR AGREEMENT ITSELF TO UNDERSTAND ALL TERMS AND CONDITIONS THEREOF. EACH LENDER IS RESPONSIBLE FOR MAKING ITS OWN ANALYSIS AND REVIEW OF THE ABL/TERM LOAN INTERCREDITOR AGREEMENT, THE FIRST LIEN/SECOND LIEN INTERCREDITOR AGREEMENT AND EACH OTHER INTERCREDITOR AGREEMENT AND THE TERMS AND PROVISIONS THEREOF, AND NONE OF THE ADMINISTRATIVE AGENT AND COLLATERAL AGENT (AND NONE OF THEIR RESPECTIVE AFFILIATES) MAKES ANY REPRESENTATION TO ANY LENDER AS TO THE SUFFICIENCY OR ADVISABILITY OF THE PROVISIONS CONTAINED IN THE ABL/TERM LOAN INTERCREDITOR AGREEMENT, THE FIRST LIEN/SECOND LIEN INTERCREDITOR AGREEMENT OR ANY OTHER INTERCREDITOR AGREEMENT. (c) EACH SECURED PARTY, BY ITS EXECUTION AND DELIVERY OF THIS AGREEMENT OR THE ACCEPTING THE BENEFIT OF THE GUARANTEE AND SECURITY DOCUMENTS, HEREBY (I) CONFIRMS ITS AGREEMENT TO THE FOREGOING PROVISIONS OF THIS SECTION 12.21, (II) PURSUANT TO THE ABL/TERM LOAN INTERCREDITOR AGREEMENT AGREES TO BE BOUND BY THE TERMS OF THE ABL/TERM LOAN INTERCREDITOR AGREEMENT AS A “FIRST LIEN TERM SECURED PARTY” (III) PURSUANT TO THE FIRST LIEN/SECOND LIEN INTERCREDITOR AGREEMENT AGREES TO BE BOUND BY THE TERMS OF THE FIRST LIEN/SECOND LIEN INTERCREDITOR AGREEMENT AS A “SENIOR SECURED PARTY” AND (IV) PURSUANT TO THE APPLICABLE SECTION OF EACH OTHER INTERCREDITOR AGREEMENT, AGREES TO BE BOUND BY THE TERMS OF SUCH OTHER INTERCREDITOR AGREEMENT AS A “SECURED PARTY” (OR EQUIVALENT TERM THEREIN). Section 12.22 Press Releases. (a) Each Secured Party (other than the Joint Lead Arrangers, the Administrative Agent or any of their respective Affiliates) agrees that neither it nor its Affiliates will in the future issue any press releases or other public disclosure using the name of the Administrative Agent or its Affiliates or referring to this Agreement or the other Loan Documents without at least two Business Days’ prior notice to the Administrative Agent and without the prior written consent of the Administrative Agent (which consent shall not be unreasonably withheld, delayed or conditioned) unless (and only to the extent that) such Secured Party or Affiliate is required to do so under applicable law and then, in any event, to the extent reasonably possible under applicable law, such Secured Party or Affiliate will consult with the Administrative Agent before issuing such press release or other public disclosure. (b) Each Loan Party consents to the publication by the Administrative Agent, any Lender or any Joint Lead Arranger of advertising material, including any “tombstone” or comparable advertising, on its website or in other marketing materials of the Administrative #4848-1207-1386 179

Agent, such Lender or such Joint Lead Arranger, relating to the financing transactions contemplated by this Agreement using any Loan Party’s name, product photographs, logo, trademark or other insignia; provided that any such Lender (other than the Joint Lead Arrangers, the Administrative Agent, or any of their respective Affiliates) shall provide a draft reasonably in advance (and in no event, less than two Business Days’ prior written notice, with copies thereof attached to such written notice) of any advertising material to the Borrower for review and comment prior to the publication thereof and the Lenders (other than the Joint Lead Arrangers, the Administrative Agent, or any of their respective Affiliates) agree not to release or publicize any such material or other information until it receives the Borrower’s written consent (which consent shall not be unreasonably withheld, delayed or conditioned). Section 12.23 No Fiduciary Duty. Each of the Administrative Agent, the Collateral Agent, each Lender and their Affiliates (collectively, solely for purposes of this paragraph, the “Lenders”) may have economic interests that conflict with those of the Loan Parties, their stockholders and/or their affiliates. Each Loan Party agrees that nothing in the Loan Documents or otherwise will be deemed to create an advisory, fiduciary or agency relationship or fiduciary or other implied duty between any Lender, on the one hand, and such Loan Party, its stockholders or its affiliates, on the other. The Loan Parties acknowledge and agree that (i) the transactions contemplated by the Loan Documents (including the exercise of rights and remedies hereunder and thereunder) are arm’s-length commercial transactions between the Lenders, on the one hand, and the Loan Parties, on the other, and (ii) in connection therewith and with the process leading thereto, (x) no Lender has assumed an advisory or fiduciary responsibility in favor of any Loan Party, its stockholders or its affiliates with respect to the transactions contemplated hereby (or the exercise of rights or remedies with respect thereto) or the process leading thereto (irrespective of whether any Lender has advised, is currently advising or will advise any Loan Party, its stockholders or its Affiliates on other matters) or any other obligation to any Loan Party except the obligations expressly set forth in the Loan Documents and (y) each Lender is acting solely as principal and not as the agent or fiduciary of any Loan Party, its management, stockholders, creditors or any other Person. Each Loan Party acknowledges and agrees that it has consulted its own legal and financial advisors to the extent it deemed appropriate and that it is responsible for making its own independent judgment with respect to such transactions and the process leading thereto. Each Loan Party agrees that it will not claim that any Lender has rendered advisory services of any nature or respect, or owes a fiduciary or similar duty to such Loan Party, in connection with such transaction or the process leading thereto. Section 12.24 Acknowledgement and Consent to Bail-In of Affected Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Affected Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to Bail-In Action by the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by: (a) the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an Affected Financial Institution; and (b) the effects of any Bail-in Action on any such liability, including, if applicable: (i) a reduction in full or in part or cancellation of any such liability; #4848-1207-1386 180

(ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or (iii) the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of the applicable Resolution Authority. [Signature pages follow] #4848-1207-1386 181

#4849-7594-2641 EXHIBIT B AMENDED EXHIBITS

EXHIBIT F FORM OF NOTICE OF BORROWING [Date] UBS AG, Stamford Branch, as Administrative Agent (the “Administrative Agent”) for the Lenders from time to time party to the Credit Agreement referred to below Attention: Structured Finance Processing 600 Washington Blvd., 9th Floor Stamford, CT 06901 Telephone: (203) 719-4312 Fax: (203) 719-4176 E-mail: agency-ubsamericas@ubs.com Ladies and Gentlemen: The undersigned, Janus International Group, LLC, a Delaware limited liability company (the “Borrower”), refers to the First Lien Credit and Guarantee Agreement, dated as of February 12, 2018 (as amended, restated, modified and/or supplemented from time to time, the “Credit Agreement”; Capitalized terms used herein but not defined herein shall have the meanings given to them in the Credit Agreement), among the Borrower, Janus Intermediate, LLC, a Delaware limited liability company (“Holdings”), the Subsidiary Guarantors from time to time party thereto, each of the lenders from time to time party thereto (each, a “Lender” and, collectively, the “Lenders”), the other parties thereto, and you, as Administrative Agent for such Lenders, and hereby gives you notice, irrevocably, pursuant to Section 2.03 of the Credit Agreement, that the undersigned hereby requests a Borrowing under the Credit Agreement, and in that connection sets forth below the information relating to such Borrowing (the “Proposed Borrowing”) as required by Section 2.03 of the Credit Agreement: (i) Aggregate principal amount of Borrowing: ____________________________________ (ii) Class of Loans to be incurred: ____________________________________ (iii) Date of Borrowing (which is a Business Day): ____________________________________ #4866-8172-9129

(iv) Type of Borrowing1: ____________________________________ (v) Interest Period2: ____________________________________ (vi) Funds are requested to be disbursed to [Borrower’s] account with: ____________________________________ Account No. _____________________________ [Signature Page Follows] 1 Whether the Loans being incurred pursuant to such Borrowing are to be initially maintained as Base Rate Loans or, to the extent permitted hereunder, SOFR Loans 2 If SOFR Loans, the initial Interest Period to be applicable thereto

Very truly yours, JANUS INTERNATIONAL GROUP, LLC By: Name: Title:

EXHIBIT H FORM OF NOTICE OF CONVERSION/CONTINUATION [Date] UBS AG, Stamford Branch, as Administrative Agent (the “Administrative Agent”) for the Lenders from time to time party to the Credit Agreement referred to below Attention: Structured Finance Processing 600 Washington Blvd., 9th Floor Stamford, CT 06901 Telephone: (203) 719-4312 Fax: (203) 719-4176 E-mail: agency-ubsamericas@ubs.com Ladies and Gentlemen: The undersigned, Janus International Group, LLC, a Delaware limited liability company (the “Borrower”), refers to the First Lien Credit and Guarantee Agreement, dated as of February 12, 2018 (as amended, restated, modified and/or supplemented from time to time, the “Credit Agreement”; Capitalized terms used herein but not defined herein shall have the meanings given to them in the Credit Agreement), among the Borrower, Janus Intermediate, LLC, a Delaware limited liability company (“Holdings”), the Subsidiary Guarantors from time to time party thereto, each of the Lenders from time to time party thereto, the other parties thereto, and you, as Administrative Agent for such Lenders, and hereby gives you notice, irrevocably, pursuant to Section [2.07][2.10] of the Credit Agreement, that the undersigned hereby requests to [convert] [continue] the Borrowing of [Identify Tranche of Loans] referred to below, and in that connection sets forth below the information relating to such [conversion] [continuation] (the “Proposed [Conversion] [Continuation]”) as required by Section [2.07][2.10] of the Credit Agreement: (i) The Proposed [Conversion] [Continuation] relates to the Borrowing of [Identify Tranche and Type of Loans] originally made on _________ __, 20_ (the “Outstanding Borrowing”) in the principal amount of $__________ and currently maintained as a Borrowing of [Base Rate Loans] [SOFR Loans with an Interest Period ending on _________ __, ____]. (ii) The Business Day of the Proposed [Conversion] [Continuation] is _________ __, ____.3 3 With respect to Base Rate Loans into LIBOR Loans, shall be a Business Day at least three Business Days after the date hereof; provided that such notice shall be deemed to have been given on a certain day only if given before 1:00 P.M. (New York City time) on such day. With respect to LIBOR Loans into Base Rate Loans, shall be at least one Business Day after the date hereof; provided that such notice shall be deemed to have been given on a certain day only if given before 1:00 P.M. (New York City time).

[(iii) The Outstanding Borrowing shall be [continued as a Borrowing of SOFR Loans with an Interest Period of ______] converted into a Borrowing of [Base Rate Loans] [SOFR Loans with an Interest Period of ______].]4 Very truly yours, JANUS INTERNATIONAL GROUP, LLC, as Borrower By: Name: Title: 4 In the event that either (x) only a portion of the outstanding Borrowing is to be so converted or continued or (y) the outstanding Borrowing is to be divided into separate Borrowings with different Interest Periods, the Borrower should make appropriate modifications to this clause to reflect same.